FOURTH AMENDED AND RESTATED LOAN AGREEMENT

                            Dated as of July 30, 1997

                                      Among

                              FINE HOST CORPORATION
                           AND ALL OF ITS SUBSIDIARIES
                        (collectively, the "Borrowers"),

                                BANKBOSTON, N.A.
                      AS ADMINISTRATIVE AGENT FOR THE BANKS
                          (the "Administrative Agent"),

                                     USTRUST
                      AS DOCUMENTATION AGENT FOR THE BANKS
                          (the "Documentation Agent"),

                                       and

                 CERTAIN BANKS AND OTHER FINANCIAL INSTITUTIONS
                                  (the "Banks")

                                TABLE OF CONTENTS

Item                                                                    Page No.

1.DEFINITIONS

  1.1  General Terms...........................................................2
  1.2  Accounting Terms.......................................................24
  1.3  Other Terms Defined in the UCC.........................................24
  1.4  Construction...........................................................24

2.LOANS AND LETTERS OF CREDIT

  2.1  Working Capital Loans..................................................24

       2.1.1   Working Capital Commitment.....................................24
       2.1.2   Procedure for Working Capital Borrowing .......................25
       2.1.3   Use of Working Capital Proceeds ...............................26
       2.1.4   Commitment Fee ................................................26
       2.1.5   Termination or Reduction of Commitments .......................26
       2.1.6   Repayment of Working Capital Loans; Evidence of Debt ..........27
       2.1.7   Swing Line Commitment .........................................27
       2.1.8   Repayment of Swing Line Loans; Evidence of Debt ...............28
       2.1.9   Procedure for Borrowing Swing Line Loans ......................29
       2.1.10  Swing Line Loan Participants...................................29
       2.1.11  Letter of Credit Commitment ...................................30
       2.1.12  Procedure for Issuance of Letter of Credit ....................31
       2.1.13  Fees, Commissions and Other Charges ...........................32
       2.1.14  L/C Participations ............................................32
       2.1.15  Reimbursement Obligation of the Borrowers .....................33
       2.1.16  Obligations Absolute ..........................................34
       2.1.17  Letter of Credit Payments .....................................34
       2.1.18  Application ...................................................35
       2.1.19  Quarterly Reports .............................................35

  2.2  Guidance Loans.........................................................35

       2.2.1  Guidance Loan Commitment .......................................35
       2.2.2  Procedure for Guidance Loan Borrowing ..........................35
       2.2.3  Use of Guidance Loan Proceeds ..................................36
       2.2.4  Commitment Fee .................................................36
       2.2.5  Conversion of Guidance Loans ...................................37
       2.2.6  Termination or Reduction of Commitments ........................37
       2.2.7  Repayment of Guidance Loans; Evidence of Debt ..................37

3.GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF
  CREDIT

  3.1   Optional and Mandatory Prepayments....................................38
  3.2   Conversion Options....................................................40
  3.3   Minimum Amounts and Maximum Number of Loans...........................41
  3.4   Interest Rates and Payment Dates......................................41
  3.5   Computation of Interest and Fees......................................42
  3.6   Inability to Determine Interest Rate..................................42
  3.7   Pro Rata Treatment and Payments.......................................42
  3.8   Illegality............................................................43
  3.9   Requirements of Law...................................................44
  3.10  Taxes.................................................................45
  3.11  Indemnity.............................................................48
  3.12  Change of Lending Office; Filing of Certificates or Documents.........49
  3.13  Replacement Banks.....................................................49
  3.14  Subordination of Intercompany Loans...................................49
  3.15  Fees..................................................................51

4.CONDITIONS PRECEDENT

  4.1   Conditions to Effectiveness and Initial Extensions of Credit..........51
  4.2   Conditions to Each Extension of Credit................................54
  4.3   Add. Conditions Precedent for Each Guidance Loan of $1MM or More......55

5.REPRESENTATIONS, WARRANTIES AND COVENANTS

  5.1   Legal Existence; Compliance with Law..................................56
  5.2   Power; Authorization; Enforceable Obligations.........................57
  5.3   Financial Data........................................................57
  5.4   Tangible Assets.......................................................58
  5.5   Title to Collateral...................................................58
  5.6   Real Property; Leases.................................................58
  5.7   Solvency..............................................................59
  5.8   Tax Liabilities.......................................................59
  5.9   Loans.................................................................59
  5.10  Margin Securities.....................................................60
  5.11  Subsidiaries..........................................................60
  5.12  No Material Litigation................................................61
  5.13  SEC Filings...........................................................61
  5.14  Material Agreements...................................................61
  5.15  Employee Controversies and Employment and Labor Agreements............62
  5.16  Material Licenses.....................................................63
  5.17  Intellectual Property Rights..........................................64
  5.18  Pension Related Matters...............................................64
  5.19  Environmental Matters.................................................64
  5.20  Broker's Fee..........................................................65
  5.21  Securities Matters....................................................65
  5.22  Disclosure............................................................65
  5.23  Facility Agreements...................................................65
  5.24  Security Documents ...................................................66
  5.25  Subordinated Debt ....................................................66

6.CERTAIN AFFIRMATIVE COVENANTS

  6.1   Financial Statements .................................................66
  6.2   Inspection............................................................69
  6.3   Conduct of Business...................................................70
  6.4   Claims and Taxes......................................................70
  6.5   Costs and Expenses of Agents and Banks as Additional Liabilities......70
  6.6   Insurance.............................................................71
  6.7   Pension Plans.........................................................73
  6.8   Notice of Suit........................................................73
  6.9   Environmental Notices.................................................74
  6.10  Use of Proceeds.......................................................74
  6.11  Maintenance of Liens of Security Documents............................74
  6.12  Pledge of After Acquired Property; Additional Subsidiaries............74

7.CERTAIN NEGATIVE COVENANTS

  7.1   Financial Covenants...................................................76
  7.2   Encumbrances..........................................................76
  7.3   Indebtedness..........................................................77
  7.4   Mergers and Consolidations............................................77
  7.5   Acquisitions..........................................................77
  7.6   Disposal of Property..................................................78
  7.7   Investments or Loans..................................................79
  7.8   Guaranties............................................................79
  7.9   Capital Expenditure Limitations.......................................79
  7.10  Limitations on Project Costs..........................................79
  7.11  Distributions.........................................................80
  7.12  Compensation..........................................................80
  7.13  Transactions with Affiliates..........................................81
  7.14  Prepayment of Other Liabilities.......................................81
  7.15  Amendment of Charter..................................................81
  7.16  ERISA Termination Event...............................................81

8.DEFAULT, RIGHTS AND REMEDIES OF THE ADMINISTRATIVE
  AGENT

  8.1   Event of Default......................................................81
  8.2   Termination of Obligation to Make Loans and Acceleration..............83
  8.3   Rights and Remedies Generally.........................................83
  8.4   Entry Upon Premises and Access to Information.........................84
  8.5   Sale or Other Disposition of Collateral by the Admin. Agent...........84
  8.6   Waiver of Demand......................................................85
  8.7   Waiver of Notice......................................................85
  8.8   Advice of Counsel.....................................................85

9.THE ADMINISTRATIVE AGENT

  9.1      Appointment........................................................85
  9.2      Delegation of Duties...............................................85
  9.3      Exculpatory Provisions. ...........................................85
  9.4      Reliance by Administrative Agent...................................86
  9.5      Notice of Default. ................................................86
  9.6      Non-Reliance on Administrative Agent and Other Banks...............87
  9.7      Indemnification....................................................87
  9.8      Administrative Agent in Its Individual Capacity....................88
  9.9      Successor Administrative Agent.....................................88
  9.10     Removal of Administrative Agent....................................88
  9.11     Issuing Bank; Swing Line Bank......................................88

10MISCELLANEOUS

  10.1  Amendments and Waivers................................................89
  10.2  Attorneys' Fees and Expenses..........................................90
  10.3  Expenditures by the Administrative Agent..............................90
  10.4  Custody and Preservation of Collateral................................90
  10.5  Reliance by the Banks.................................................90
  10.6  Counterparts..........................................................90
  10.7  Submission to Jurisdiction; Jury Trial Waiver; Waiver of Bond.........91
  10.8  Application of Payments...............................................91
  10.9  Adjustments; Set Off..................................................91
  10.10 Section Titles........................................................92
  10.11 Continuing Effect.....................................................92
  10.12 Notices...............................................................92
  10.13 Equitable Relief......................................................94
  10.14 Entire Agreement......................................................94
  10.15 Successors and Assigns; Participations and Assignments................94

        10.15.1     Successors and Assigns....................................94
        10.15.2     Participations............................................94
        10.15.3     Assignments ..............................................94
        10.15.4     Register..................................................95
        10.15.5     Processing Fee............................................96

  10.16 Changes in Accounting Principles......................................96
  10.17 Indemnity.............................................................96
  10.18 Representations and Warranties .......................................97
  10.19 Treatment of Certain Information......................................97
  10.20 Independence of Covenants.............................................97
  10.21 Time of the Essence...................................................97
  10.22 Limitation on Liabilities - Joint Venture Subsidiary Borrowers........97
  10.23 Joint and Several Liability...........................................98
  10.24 Documentation Agent...................................................99
  10.25 Borrower Agent........................................................99
  10.26 Applicable Law; Severability..........................................99

  ANNEXES

  Annex A  Pricing Grid
  Annex B  Commitments, Lending Offices and Addresses
  Annex C  Form of Assignment and Assumption
  Annex D  Form of Subordination

  EXHIBITS

  Exhibit A  Form of First Amended and Restated Working Capital Note
  Exhibit B  Form of Swing Line Note
  Exhibit C  Form of First Amended and Restated Guidance Note
  Exhibit D  Form of Second Amended and Restated
                     Security Agreement (for Fine Host Corporation)
  Exhibit E  Form of [Second] Amended and Restated
                     Security Agreement (for [Name of Joint Venture Subsidiary Borrower])
  Exhibit F  Form of [Second] Amended and Restated
                     Security Agreement (for [Name of Subsidiary Borrower]) Exhibit G Form of Second Amended and Restated
                     Assignment of Receivables and Proceeds (for Fine Host Corporation)
  Exhibit H  Form of [Second]Amended and Restated
                     Assignment of Receivables and Proceeds
                     (for [Name of Joint Venture Subsidiary Borrower])
  Exhibit I  Form of [Second] Amended and Restated
                      Assignment of Receivables and Proceeds
                      (for [Name of Subsidiary Borrower])
  Exhibit J  Form of Amended and Restated Pledge Agreement - Joint Venture
                      Interest
  Exhibit K Form of Amended and Restated Pledge Agreement - Membership Interest Exhibit L Form of Amended and Restated Pledge Agreement - Stock
  Exhibit M  Form of Kentucky Mortgage
  Exhibit N  Form of Kentucky Conditional Assignment of Rentals
  Exhibit O  Form of Borrowing Certificate
  Exhibit P  Form of Opinion of Willkie Farr & Gallagher

  SCHEDULES

  Schedule 4.1(c)  Lien Searches
  Schedule 5.4     Tangible Assets
  Schedule 5.5     Title to Collateral
  Schedule 5.6     Real Property; Leases
  Schedule 5.9     Loans
  Schedule 5.11(a) Corporate Subsidiary Borrowers
  Schedule 5.11(b) Joint Venture Subsidiary Borrowers
  Schedule 5.11(c) LLC Subsidiary Borrowers
  Schedule 5.12    No Material Litigation
  Schedule 5.14    Material Agreements
  Schedule 5.15    Employment Controversies and Employment and Labor Agreements
  Schedule 5.16(a) Material Licenses
  Schedule 5.16(b) License Violations
  Schedule 5.19    Environmental Matters
  Schedule 5.25    Subordinated Debt
  Schedule 7.2     Permitted Liens
  Schedule 7.3     Permitted Indebtedness
  Schedule 7.7     Ongoing Investments
  Schedule 7.8     Guaranties
  Schedule 7.12    Compensation
  Schedule 7.13    Transactions with Affiliates

         This FOURTH AMENDED AND RESTATED LOAN AGREEMENT (this "Agreement") is made as of July 30, 1997, by and among (a) FINE HOST CORPORATION, a Delaware corporation, for itself and as agent for all of the Borrowers (hereinafter referred as "Fine Host" when acting for itself and as the "Borrower Agent" when acting as agent for all of the Borrowers (including Fine Host)), (b) all of the Subsidiaries of Fine Host (said Subsidiaries, together with Fine Host and any and all other Subsidiaries which may hereafter become parties to this Agreement, are hereinafter sometimes referred to collectively as the "Borrowers" and each singly as a "Borrower"), (c) VARIOUS BANKS AND OTHER FINANCIAL INSTITUTIONS which are, or may become, parties hereto (hereinafter referred to collectively as the "Banks" and each singly as a "Bank"), (d) BANKBOSTON, N.A., a national banking association ("BankBoston"), as administrative agent for the Banks (in such capacity, the "Administrative Agent"), and (e) USTRUST, a Massachusetts trust company ("USTrust"), as documentation agent for the Banks (in such capacity, the "Documentation Agent")(the Administrative Agent and the Documentation Agent are hereinafter sometimes referred to collectively as the "Agents"). All of the obligations and liabilities of the Borrowers under this Agreement and all of the other Loan Documents are joint and several.

                                               PRELIMINARY STATEMENTS

         WHEREAS, Fine Host and certain of its Subsidiaries are parties to that certain Third Amended and Restated Loan Agreement, dated as of June 25, 1996, by and among Fine Host, certain of its Subsidiaries, certain Banks and other financial institutions named therein (the "Existing Banks"), and USTrust as Lender and Agent for the Existing Banks, as amended by (a) a certain First Amendment thereto, dated as of May 9, 1997 and (b) a certain Second Amendment thereto, dated as of June 30, 1997, pursuant to which, among other things, the Existing Banks have made and agreed to make certain loans to Fine Host, all as more particularly described therein (such Third Amended and Restated Loan Agreement, as so amended, is hereinafter referred to as the "Existing Loan Agreement"); and

         WHEREAS, the Borrowers have requested that the Existing Loan Agreement be amended, restated and superseded in its entirety as provided for herein; and

         WHEREAS, the Existing Banks are willing, upon the terms and conditions hereof, to amend, restate and supersede in its entirety the Existing Loan Agreement in the manner provided for herein; and

          WHEREAS, the Agents and all of the Banks which are not Existing Banks wish to become parties to this Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and value consideration, the receipt and sufficient of which are hereby acknowledged, the parties hereto agree that the Existing Loan Agreement is hereby amended, restated and superseded in its entirety to read as follows:





1.       DEFINITIONS

          1.1  General  Terms.  When used  herein,  the  following   capitalized
terms shall have the following meanings:

                  "ABR" shall mean, for any day, a rate per annum equal to the higher of: (a) the Base Rate, and (b) one-half of one percent (1/2%) percent above the Federal Funds Rate in effect on such day.

                  "ABR Loans" shall mean Loans the rate of interest applicable to which is based upon the ABR.

                  "Acceptable Supplement" shall have the meaning given to that term in subsection 5.5.

                  "Accumulated   Funding   Deficiency"   shall  mean  a  funding
         deficiency described in Section 302 of ERISA.

                  "Adjusted Consolidated EBITDA" means, for any period, the Consolidated EBITDA of the Borrowers for such period, plus the aggregate unadjusted historical Consolidated EBITDA of each acquired business or target company in every Permitted Acquisition which is consummated in such period for the four (4) fiscal quarters immediately preceding the date of acquisition of such acquired business or target company.

                  "Adjustment  Date"  means the  tenth  Business  Day  following receipt by the Administrative Agent of both (i) the financial statements required to be delivered pursuant to subsection 6.1(a) or
         (b), as the case may be, for the most recently completed fiscal period specified therein and (ii) the certificate required to be delivered pursuant to subsection 6.1(e) with respect to such fiscal period.

                  "Administrative Agent" shall have the meaning given to that term in the first paragraph of this Agreement.

                  "Affiliate" means, as applied to any Person, any other Person (other than the Borrowers) (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, any Borrower, (b) that directly or beneficially owns or holds ten percent (10%) or more of any class of the voting stock (or in the case of a Person which is not a corporation, ten percent (10%) or more of the equity interest) of any Borrower or (c) ten percent (10%) or more of whose voting stock (or in the case of a Person which is not a corporation, ten percent (10%) or more of the equity interest) is owned directly or beneficially or held by any Borrower.

                  "Agents" shall have the meaning given to that term in the first paragraph of this Agreement.

                  "Agreement" means this Fourth Amended and Restated Loan Agreement, together with all annexes, exhibits and schedules hereto, as amended, modified, supplemented, restated or extended from time to time.

                  "Aggregate Working Capital Outstandings" means as to any Bank at any time, an amount equal to the sum of (a) the aggregate principal amount of all Working Capital Loans made by such Bank then outstanding, plus (b) such Bank's Working Capital Commitment Percentage of L/C Obligations then outstanding, plus (c) such Bank's Working Capital Commitment Percentage of the aggregate principal amount of the Swing Line Loans then outstanding.

                  "Applicable Margin" means, for each LIBOR Loan, .75%; provided, however, that, from and after September 24, 1997, the Applicable Margin for all LIBOR Loans will be adjusted, on each Adjustment Date based upon the ratio of Consolidated Debt at the last day of the 12 month period ended on the date of the financial statements relating to such Adjustment Date to the Adjusted Consolidated EBITDA for such period as determined from such financial statements, to the Applicable Margin set forth on Annex A attached hereto opposite the level for which the ratio of Consolidated Debt to Adjusted Consolidated EBITDA as so determined satisfies the corresponding criteria set forth under the heading "Ratio of Consolidated Debt to Adjusted Consolidated EBITDA."

                  "Application" means an application, in such form as the Issuing Bank may specify from time to time, requesting the Issuing Bank, to issue a Letter of Credit.

                  "Approval" means each approval, consent, filing or registration by or with any Federal, state or other regulatory authority necessary to authorize or permit the execution, delivery or performance of this Agreement or the Loan Documents or for the validity or enforceability hereof or thereof by the Borrowers and their Affiliates.

                  "Asset Sale" means as to any Person, any sale or other disposition subsequent to the Closing Date of any property of such Person (other than (a) sales of inventory in the ordinary course of business and (b) sales of property by any Borrower to any other Borrower).

                  "Assignee" shall have the meaning set forth in subsection 10.15.3.

                  "Assignments of Receivables and Proceeds" means collectively the Assignment of Receivables and Proceeds Fine Host, the Assignments of Receivables and Proceeds - Joint Venture Subsidiary Borrower and the Assignments of Receivables and Proceeds - Subsidiary Borrower.

                  "Assignment of Receivables and Proceeds - Fine Host" means the Amended and Restated Assignment of Receivables and Proceeds, to be executed and delivered by Fine Host, substantially in the form attached hereto as Exhibit G, as the same may be amended, modified, supplemented, or restated, from time to time.

                  "Assignments of Receivables and Proceeds - Joint Venture Subsidiary Borrower" means the Amended and Restated Assignment of Receivables and Proceeds, to be executed and delivered by each Joint Venture Subsidiary Borrower, substantially in the form attached hereto as Exhibit H, as the same may be amended, modified, supplemented, or restated, from time to time.

                  "Assignments of Receivables and Proceeds - Subsidiary Borrower" means the Amended and Restated Assignment of Receivables and Proceeds, to be executed and delivered by each Subsidiary Borrower (other than each Subsidiary Borrower which is a Joint Venture Subsidiary Borrower), substantially in the form attached hereto as
         Exhibit I, as the same may be amended, modified, supplemented, or restated, from time to time.

                  "Available Working Capital Commitment" means as to any Bank at any time, an amount equal to the excess, if any, of (a) the amount of such Bank's Working Capital Commitment at such time over (b) such Bank's Aggregate Working Capital Outstandings at such time; collectively, as to all the Banks, the "Available Working Capital Commitments".

                  "Banks" means the banks and other financial institutions which are parties to this Agreement, including each Person who becomes an Assignee in accordance with the provisions of subsection 10.15.3.

                  "Base Rate" means the variable rate of interest, per annum, most recently announced by BankBoston at its headquarters in Boston, Massachusetts, as its "base rate," with the understanding that BankBoston's "base rate" is one of its interest rates and serves as a basis upon which effective rates of interest are calculated for loans making reference thereto and may not be the lowest of BankBoston's interest rates. Any change in the Base Rate shall be effective as of the effective date stated in the announcement by BankBoston of such change.

                  "Benefited Bank" shall have the meaning given to that term in subsection 10.9(a).

                  "Board of Governors" means the Board of Governors of the Federal Reserve System and any Governmental Authority which succeeds to the powers and functions thereof.

                  "Borrower Agent" shall have the meaning given to that term in the first paragraph of this Agreement.

                  "Borrowing Date" means any Business Day specified in a notice pursuant to subsection 2.1.2, 2.1.9 or 2.2.2 as a date on which the Borrower Agent requests the Banks to make Loans hereunder.

                  "Business Day" means any day other than a Saturday, Sunday, public holiday under the laws of the Commonwealth of Massachusetts or any other day on which banking institutions are authorized or are required to be closed in Boston, Massachusetts.

                  "Capital  Expenditure"  shall mean, for any period, the sum of
         (a) the aggregate amount of all expenditures of the Borrowers for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures, and (b) the aggregate amount of all Capitalized Lease Obligations incurred during such period.

                  "Capitalized Lease Obligations" means, for any period, all obligations of any Borrower under any lease of property (real, personal or mixed) or other periodic payment arrangement which have been or should be capitalized on the consolidated balance sheet of the Borrowers in accordance with GAAP, in each case taken at the amount thereof accounted for as indebtedness, net of interest expense, determined in accordance with GAAP, the stated maturity of which shall be the date of the last payment of any amount thereunder prior to the first date upon which such arrangement may be terminated by any Borrower without payment of any penalty.

                  "Cash Equivalents" means, at any time: (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits and certificates of deposit with maturities of not more than 90 days from the date of acquisition, of (x) any commercial banking institution that is a member of the Federal Reserve System having capital and surplus in excess of $500,000,000, whose debt has a rating at the time of any such investment of at least "A-2" or the equivalent thereof by Standard & Poor's or at least "P-2" or the equivalent thereof by Moody's or (y) any Bank, (iii) fully secured repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) entered into with BankBoston or USTrust, and (iv) commercial paper issued by (x) the parent corporation of any commercial banking institution that is a member of the Federal Reserve System having capital and surplus in excess of $500,000,000 and commercial paper or master notes of issuers, rated at the time of any such investment at least "A-2" or the equivalent thereof by Standard & Poor's or at least "P-2" or the equivalent thereof by Moody's or (y) any Bank, and in each case maturing within 270 days after the date of acquisition.

                  "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

                  "Change in Control"  shall mean that a
         majority   of  the  members  of  the  Board  of
         Directors  of  Fine  Host  are  not  Continuing
         Directors.

                  "Closing Date" means the date hereof.

                  "Closing Fee" shall have the meaning given to that term in subsection 3.15(a).

                  "Collateral" means all assets of the Borrowers, now owned or hereinafter acquired, upon which a Lien is purported to be created by any Security Document.

                  "Commercial Letter of Credit" shall have the meaning given to that term in subsection 2.1.11(b).

                  "Commitment" means with respect to any Bank, the collective reference to such Bank's Working Capital Commitment, Guidance Loan Commitment, and L/C Commitment; collectively, as to all of the Banks, the "Commitments." The maximum principal amount of all of the Commitments shall not, at any time, exceed Two Hundred Million and 00/100 Dollars ($200,000,000.00).

                  "Commitment Percentage" means as to any Bank at any time, the percentage which (i) the sum of (a) such Bank's then Available Working Capital Commitment and other unused Commitments (other than Working Capital Commitments) plus (b) such Bank's Loans (other than Swing Line Loans) then outstanding plus (c) the product of such Bank's Working Capital Commitment Percentage times the sum of (I) the Swing Line Loans then outstanding and (II) the L/C Obligations then outstanding then constitutes of (ii) the sum of (w) the aggregate Available Working Capital Commitments of the Banks and the other unused Commitments of all of the Banks (other than Working Capital Commitments) plus (x) the aggregate principal amount of Loans of all of the Banks then outstanding plus (y) the aggregate L/C Obligations of all of the Banks then outstanding.

                  "Consolidated Cash Interest Expense" means, with respect to any Person for any period, the Consolidated Interest Expense of such Person for such period, less all non-cash items included in Consolidated Interest Expense during such period (including, without limitation, amortization of debt discounts and payments of interest on Indebtedness through the issuance of Indebtedness and all fees paid or payable to the Banks in connection with the transactions contemplated by the Existing Agreement and this Agreement (including without limitation, the Closing Fee)).

                  "Consolidated Debt" means at any date of determination, all Indebtedness of the Borrowers at such date of determination as determined on a consolidated basis in accordance with GAAP.

                  "Consolidated EBITDA" means for any period, the Consolidated Net Income or Consolidated Net Loss, whichever is applicable, of the Borrowers or of the acquired business or the target company in a Permitted Acquisition, as the case may be, for such period, plus, to the extent deducted in determining such Consolidated Net Income or Consolidated Net Loss, whichever is applicable, (i) Consolidated Interest Expense, of the Borrowers or of the acquired business or the target company in a Permitted Acquisition, as the case may be, (ii) depreciation, (iii) amortization, (iv) all Federal, state, local and foreign income taxes and (v) all other non-cash expenses, minus, to the extent added in determining such Consolidated Net Income or Consolidated Net Loss, whichever is applicable, any non-cash income or non-cash gains, all as determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Interest Expense" means for any period, the net interest expense of the Borrowers or of the acquired business or the target company in a Permitted Acquisition, as the case may be, for such period as determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Net Income" means for any period, the net income of the Borrowers or of the acquired business or the target company in a Permitted Acquisition, as the case may be, for such period as determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Net Loss" means for any period, the net loss of the Borrowers or of the acquired business or the target company in a Permitted Acquisition, as the case may be, for such period as determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Net Worth" means at any date of determination, all items which would, in accordance with GAAP, be included under shareholders' equity on a consolidated balance sheet of the Borrowers at such date of determination (including, without limitation, all amounts received by any Borrower upon the issuance of any additional Capital Stock of any of such Borrower).

                  "Continuing Director" means and includes a member of the Board of Directors of Fine Host who was (i) a member of the Board of Directors on the date hereof or (ii) nominated for election or elected to the Board of the Directors with the affirmative vote of at least two-thirds of (x) members described in clause (i) or (y) members who were in turn so nominated or so elected by members described in clause
         (i) or clause (ii)(x).

                  "Converted Guidance Amount" shall have the meaning given to that term in subsection 2.2.5.

                  "Corporate Subsidiary Borrower" means any Subsidiary which is a corporation.

                  "Default" means any event which through the passage of time or the service of notice or both would (assuming no action is taken by any Borrower to cure the same) mature into an Event of Default.

                  "Dollar", "Dollars" and "$" mean lawful money of the United States of America.

                  "Employment and Labor Agreements" shall have the meaning given to that term in subsection 5.15(b).

                  "Environmental Laws" mean all Laws relating to health, safety and environmental matters, including without limitation all Laws relating to the release, disposal, handling, storage, production, removal, processing or transporting of Hazardous Substances. Such Laws include but are not limited to the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. ss.6901 et seq as amended; the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. ss.9601 et seq, as amended; the Toxic Substance Act, 15 U.S.C. ss.2601 et seq , as amended, the Clean Water Act, 33 U.S.C. ss.466 et seq, as amended; the Clear Air Act, 42 U.S.C. ss.7401 et seq, as amended; state and federal superlien and environmental laws and regulations, including cleanup programs; and United States Department of Transportation regulations.

                  "Environmental Notice" means any summons, citation, directive, information request, notice of potential responsibility, notice of violation or deficiency, order, claim, complaint, investigation, proceeding, judgment, letter or other communication, written or oral, actual or threatened, from the United States Environmental Protection Agency or other federal, state or local agency or authority, or any other entity or individual, public or private, concerning (i) any intentional or unintentional act or omission which involves Management of Hazardous Substances either on or off any property owned or leased by any Borrower; (ii) the imposition of any Lien on such property, including but not limited to Liens asserted by government entities in connection with Responses to the presence or Release of Hazardous Substances; and (iii) any alleged violation of or responsibility under Environmental Laws.

                  "Equipment" means all of the rights, title, and interests of the Borrowers in and to equipment (as defined in the UCC), including without limitation machinery, furniture, vehicles and fixtures and other tangible personal property (other than Inventory), whether located on premises owned, leased or occupied by any of Borrowers or located elsewhere, together with any and all accessions, parts and appurtenances thereto, whether now owned or hereafter acquired and owned by any of the Borrowers (including all right, title, and interest of the Borrowers to any Equipment used in connection with or under a Facility Agreement).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations and rulings thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to refer to any successor sections.

                  "ERISA Affiliate" means each trade or business, including each Borrower, whether incorporated or not, which, together with each such Borrower, would be treated as a single employer under Section 4001 of ERISA.

                  "ERISA Termination Event" means (a) the occurrence of a Reportable Event or a Prohibited Transaction, (b) the complete or partial withdrawal (as defined in Sections 4203 and 4205 of ERISA) by any Borrower or any ERISA Affiliate from a Multiemployer Plan, or the receipt by any Borrower or any ERISA Affiliate of a demand from any Multiemployer Plan for withdrawal liability, (c) the filing of a notice of intent to terminate any Plan or the treatment of a plan amendment as a termination of any such Plan under Section 4041 of ERISA, (d) as soon as any Borrower or any ERISA Affiliate has knowledge thereof, any action causing termination under Section 4041A of ERISA of any Multiemployer Plan, (e) as soon as any Borrower or any ERISA Affiliate has knowledge thereof, the institution of proceedings to terminate any Plan or Multiemployer Plan by the PBGC under Section 4042 of ERISA, or
         (f) the occurrence of any other event or condition which might constitute grounds under Sections 4041A or 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

                  "Event of Default" shall have the meaning given to that term in subsection 8.1 hereof.

                  "Existing Bank" shall have the meaning given that term in the first paragraph of Preliminary Statements of this Agreement.

                  "Existing Guidance Notes" means all of the guidance notes of Fine Host, issued pursuant to subsection 2.2 of the Existing Loan Agreement.

                  "Existing  Loan  Agreement"  shall have the meaning given that
         term  in  the  first  paragraph  of  Preliminary   Statements  of  this
         Agreement.

                  "Existing Working Capital Notes" means the all of the working capital notes of Fine Host, issued pursuant to subsection 2.1 of the Existing Loan Agreement.

                  "Extension of Credit" means with respect to any Bank, (a) the making of a Loan by such Bank, and (b) the issuance of a Letter of Credit.

                  "Facility Agreements" means all concession, license or management agreements to which any Borrower is currently or hereafter becomes a party, and pursuant to which such Borrower has agreed (a) to provide food, beverage and complementary services at certain facilities described therein, (b) to operate and otherwise use food, beverage and liquor licenses at such facilities, or (c) to manage certain concession and food service areas at such facilities whether such facilities or locations are owned by such Borrower, any Affiliate of the Borrower, or any other Person.

                  "Federal Funds Rate" means, for any day, the weighted average of the rates on overnight Federal funds transactions with the members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of Boston, or if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

                  "Fee Letter" means the fee letter, dated as of the Closing Date, from Fine Host to both the Administrative Agent and the Documentation Agent.

                  "Fine Host" shall have the meaning given to that term in the first paragraph of this Agreement.

                  "GAAP" means generally accepted accounting principles, as promulgated by the Financial Accounting Standards Board or other successor governing body, as in effect from time to time, consistently applied except as otherwise required by the SEC.

                  "Governmental Authority" means any nation or government, any state of other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guidance Loan Commitment" means as to any Bank, its obligation to make a Guidance Loan to the Borrower Agent in an amount equal to the amount set forth opposite such Bank's name in Annex B under the heading "Guidance Loan Commitment," as such amount is to be reduced following the Guidance Loan Conversion Date in accordance with the provisions of subsection 2.2.5; collectively, as to all the Banks, the "Guidance Loan Commitments". The maximum principal amount of all of the Guidance Loan Commitments shall not, at any time, exceed One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00)

                  "Guidance Loan Commitment Percentage" means as to any Bank at any time, the percentage which (i) the sum of (a) such Bank's then unused Guidance Loan Commitment plus (b)such Bank's Guidance Loans then outstanding then constitutes of (ii) the sum of (y) the aggregate outstanding then unused Guidance Loan Commitments of all of the Banks plus (z) the aggregate principal amount of Guidance Loans of all of the Banks then outstanding.

                  "Guidance Loan Commitment Period" means the period from and after the Closing Date to and including the Guidance Loan Conversion Date or such earlier date on which the Guidance Loan Commitments shall terminate as provided herein.

                   "Guidance Loan Conversion Date" means the third anniversary of the Closing Date.

                   "Guidance Loan Maturity Date" means the sixth anniversary of the Closing Date.

                   "Guidance Loans" shall have the meaning given to that term in subsection 2.2.1(a).

                   "Guidance Note" shall have the meaning given to that term in subsection 2.2.7(e).

                  "Hazardous Substances" means hazardous substances, hazardous wastes, hazardous waste constituents, hazardous materials, pesticides, oil and other petroleum products, and toxic substances, including asbestos and PCBS, as those terms are defined pursuant to Environmental Laws.

                  "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of any Borrower, any qualification or exception to such opinion or certification (a) which is of a "going concern" or similar nature; (b) which relates to the limited scope of examination of matters relevant to such financial statement; or (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause any Borrower to be in default of any of its obligations under subsection 7.1.

                  "Indebtedness" means without duplication,  with respect to any
         Person: (a) all obligations of such Person for borrowed money (including all notes payable and drafts accepted representing extensions of credit) and all obligations evidenced by bonds, debentures, notes or other similar instruments on which interest charges are customarily paid; (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person; (c) all other items (i) which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person (including any leasing or similar arrangement which is classified as a capitalized lease) as of the date at which Indebtedness is to be determined, and (ii) which are incurred as a financing, whether or not in the ordinary course of business; (d) whether or not so included as liabilities in accordance with GAAP, (i) all obligations of such Person to pay the deferred purchase price of property or services and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; provided, however, that, for purposes of determining the amount of any Indebtedness of the type described in this clause, if recourse with respect to such Indebtedness is limited to such property, the amount of such Indebtedness shall be limited to the fair market value of such property; and (ii) all guaranties made by such Person; and (e) net obligations under interest rate swap, exchange or cap agreements.

                   "Initial Financial Statements" shall have the meaning given to that term in subsection 5.3 hereof.

                  "Insolvent" or "Insolvency" means, with respect to any Person, when any of the following events shall have occurred in respect of such
         Person:   admission  in  writing  of  its  inability,  or  its  general
         inability,   to  pay  its  debts  as  they  become  due,   dissolution,
         termination of existence, cessation of normal business operations (other than a temporary cessation due to fire or other casualty, acts of God, strike or other similar event not within the control of such Person), insolvency, appointment of a receiver for any material part of the property of, legal or equitable assignment, conveyance or transfer of, all or substantially all of the property for the benefit of creditors by, or a commencement of any proceedings under any bankruptcy or insolvency Laws or any Laws relating to the relief of debtors, readjustment of Indebtedness, reorganization, composition or extension by or against such Person, but shall not include transactions permitted under subsection 7.4.

                  "Intercompany Loan" means any advance or loan from any Borrower to any other Borrower, whether or not using the proceeds of any of the Loans.

                  "Interest Payment Date" means (a) as to ABR Loans, the last day of each fiscal quarter of Fine Host, (b) as to any LIBOR Loan having an Interest Period of three months or less, the last day of such Interest Period and (c) as to any LIBOR Loan having an Interest Period longer than three months, (i) each day which is three months or a whole multiple of three months, after the first day of such Interest Period, and (ii) the last day of such Interest Period.

                  "Interest Period" means, with respect to any LIBOR Loan: (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such LIBOR Loan and ending one, two, three or six months thereafter, as selected by the Borrower Agent in its notice of borrowing or notice of conversion, as the case may be given with respect thereto; and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such LIBOR Loan and ending one, two, three or six months thereafter, as selected by the Borrower Agent by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; provided, however, that, all of the foregoing provisions relating to Interest Periods are subject to the following: (1) if any Interest Period pertaining to a LIBOR Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day; (2) the Borrower Agent shall not select any Interest Period for any Working Capital Loan that would otherwise extend beyond the Working Capital Maturity Date; (3) the Borrower Agent shall not select any Interest Period for any Guidance Loan that would otherwise extend beyond the Guidance Loan Maturity Date; (4) any Interest Period pertaining to a LIBOR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period ) shall end on the last Business Day of a calendar month; and
         (5) the Borrower Agent shall select Interest Periods so as not to require a payment or prepayment of any LIBOR Loan during an Interest Period for such LIBOR Loan.

                  "Inventory" means all of the right, title, and interest of the Borrowers in and to any and all inventory (as defined in the UCC), including without limitation, goods in transit, wheresoever located, whether now owned or hereafter acquired and owned by any Borrower, which are held for sale or lease, furnished under any contract of service or held as raw materials, work-in-process or supplies, and all materials used or consumed in the business of any Borrower, and shall include such property the sale or other disposition of which has given rise to accounts receivable and which has been returned to, or repossessed or stopped in transit by, any Borrower.

                  "Investment" means relative to any Person, (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business); (b) any payment made with respect to a Facility Agreement that is required to be capitalized or is otherwise capitalized as a contract right pursuant to GAAP; (c) any guaranty of such Person; and (d) any ownership or similar interest held by such Person in any other Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of transfer.

                   "Issuing Bank" shall have the meaning given to that term in subsection 2.1.11(a).

                  "Joint Venture Collateral" means (i) the Collateral (as that term is defined in the Security Agreement Joint Venture Subsidiary Borrower), (ii) the Receivables (as that term is defined in the Security Agreement - Joint Venture Subsidiary Borrower), (iii) the Financed Receivables (as that term is defined in the Security Agreement Joint Venture Subsidiary Borrower), (iv) the Proceeds (as that term is defined in the Security Agreement - Joint Venture Subsidiary Borrower), and (v) the Net Proceeds (as that term is defined in the Security Agreement - Joint Venture Subsidiary Borrower).

                  "Joint Venture Interest" means any interests in any joint venture, partnership or trust which are, at the time, either directly or indirectly, owned by any Borrower, and which are more than fifty percent (50%) of all of the outstanding interests of such joint venture, partnership or trust.

                   "Joint Venture Subsidiary Borrower" means any joint venture or partnership which is a Subsidiary.

                   "Joint Venturer" shall have the meaning given to that term in subsection 10.22(b).

                  "Kentucky Conditional Assignment of Rentals" means the Conditional Assignment of Rentals, Profits and Income, to be executed and delivered by Fine Host, substantially in the form attached hereto as Exhibit N, as the same may be amended, modified, supplemented, or restated, from time to time.

                  "Kentucky Mortgage" means the Mortgage, Security Agreement and Financing Statement, to be executed and delivered by Fine Host, substantially in the form attached hereto as Exhibit M, as the same may be amended, modified, supplemented, or restated, from time to time.

                  "Kentucky Property" means the real property and all of the buildings and improvements located thereon, which are commonly known as the Palace Theatre, located at Fourth Street, Louisville, Jefferson County, Kentucky, all as more particularly described in the Kentucky Mortgage.

                  "Law" means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree, judgment or award of any governmental body (including, without limitation, any court or any administrative or regulatory agency).

                  "L/C   Commitment"   means  Ten  Million  and  00/100  Dollars
         ($10,000,000.00).

                  "L/C Fee Payment Date" means the last day of each fiscal quarter of Fine Host and the Working Capital Maturity Date.

                  "L/C Obligations" means at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not been reimbursed pursuant to subsection 2.1.15.

                   "Letters of Credit" means collectively Commercial Letters of Credit and Standby Letters of Credit.

                  "Liabilities" means all of the liabilities, obligations, and indebtedness of any of the Borrowers or the Borrower Agent to any of the Agents, the Banks or the Affiliates of the Banks, of any and every kind and nature, whether heretofore, now or hereafter owing, arising, due or payable and howsoever evidenced, created, incurred, or acquired, whether primary, secondary, direct or indirect, absolute or contingent, fixed or otherwise (including obligations of performance under and the requirement to reimburse draws on Letters of Credit) and whether arising or existing under written agreement or by operation of Law as a result of the Indebtedness and obligations of any of the Borrowers or the Borrower Agent to any of the Agents or the Banks under this Agreement or any of the other Loan Documents, as the same may be amended, modified, supplemented, restated or extended, from time to time.

                  "LIBOR Base Rate" means with respect to each day during each Interest Period pertaining to a LIBOR Loan, the rate per annum equal to the average rate at which BankBoston is offered Dollar deposits at or about 10:00 A.M., Boston, Massachusetts time, two (2) Business Days prior to the beginning of such Interest Period by prime banks in the London interbank market where foreign currency and exchange operations in respect of its LIBOR Loans are then being conducted for delivery on the first day of such Interest Period for a period comparable to the number of days comprised therein and in an amount comparable to the amount of its LIBOR Loan to be outstanding during such Interest Period.

                   "LIBOR Loans" means Loans the rate of interest applicable to which is based upon the LIBOR Rate.

                  "LIBOR Rate" means with respect to each day during each Interest Period pertaining to a LIBOR Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 0.0005%):

                                 LIBOR Base Rate
                        1.00 - LIBOR Reserve Requirements

                  "LIBOR Reserve Requirements" means for any day as applied to a LIBOR Loan, the aggregate (without duplication) of the rates (expressed as a decimal to the fourth digit) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors or other Governmental Authority having jurisdiction with respect, thereto) prescribed for London interbank market funding (currently referred to as "LIBOR Liabilities" in Regulation D of the Board of Governors) maintained by a member bank of the Federal Reserve System and applicable with respect to such LIBOR Loan.

                   "License" shall have the meaning given to that term in subsection 5.16(a).

                  "Lien" means any mortgage, deed of trust, pledge, lien, security interest, charge or encumbrance or security arrangement of any nature whatsoever, whether arising by written agreement or by operation of Law, including but not limited to any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security.

                  "LLC Subsidiary Borrower" shall mean any Subsidiary which is a limited liability company or limited liability partnership.

                   "Loan" means any Working Capital Loan, Swing Line Loan, Guidance Loan or the Letters of Credit (whether drawn or undrawn) issued pursuant to Section 2.1.11(a).

                  "Loan Documents" means this Agreement, the Notes, the Letters of Credit, the Security Documents and any and all other agreements, guaranties, instruments, documents, certificates, financing statements, powers of attorney, consents and filings, whether heretofore, now, or hereafter executed by or on behalf of any Borrower, any Affiliate of any Borrower or any other Person and delivered to any of the Agents or the Banks in connection with the Loans, all as may be amended, modified, supplemented, restated or extended from time to time.

                   "Loan Participants" shall have the meaning set forth in subsection 10.15.2.

                  "Manage" or "Management" means to generate, handle, manufacture, process, treat, store, use, re-use, refine, recycle, reclaim, blend or burn for energy recovery, incinerate, accumulate speculatively, transport, transfer, dispose of, Release, threaten to Release or abandon Hazardous Substances.

                  "Material Adverse Change" or "Material Adverse Effect" means a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of the Borrowers taken as a whole or
         (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of any of the Agents or the Banks hereunder or thereunder.

                  "Membership Interests" means any membership interests in any limited liability company which are, at the time, either directly or indirectly, owned by any Borrower, and which are more than fifty percent (50%) of all of the outstanding membership interests of such limited liability company.

                   "Moody's" means Moody's Investors Service, Inc. or any other entity succeeding to any or all of its functions.

                  "Multiemployer Plan" means any "multiemployer plan" within the meaning of Section 3(37) of ERISA and to which any Borrower or any ERISA Affiliate has or had any obligation to contribute.

                   "NASDAQ" means the Nasdaq National Market or any other entity succeeding to any or all of its functions.

                  "Net Contract Proceeds" means, with respect to the sale, cancellation, termination or other discontinuation of any Facility Agreement with any Person at any time, the sum of (a) (i) the gross cash proceeds received by the Borrowers from or on account of such Person as a result thereof and, without duplication, (ii) all payments received by the Borrowers on account of Indebtedness owing to any of them from such Person (including payments on Notes Receivable) less (b)
         (i) all reasonable legal, accounting and other professional fees, costs and expenses incurred in connection therewith, (ii) all taxes actually paid or estimated by the Borrowers (in good faith) to be payable in connection therewith and (iii) all payments made at such time (and not at any earlier time) by the Borrowers to such Person in order to repay or otherwise retire Indebtedness incurred in connection with such Facility Agreement.

                  "Net Proceeds" means with respect to any Person, (a) with respect to any Asset Sale by such Person, the cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale net of (i) attorneys' fees, accountants' fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, required debt payments (other than pursuant hereto), other customary expenses, amounts required to be applied to the repayment of obligations secured by a Lien permitted hereunder on any asset which is the subject of such Asset Sale (other than any Lien in favor of the Administrative Agent for the ratable benefit of the Banks) and brokerage, consultant and other customary fees actually incurred in connection therewith and (ii) taxes paid or payable as a result thereof and (b) with respect to any issuance of equity securities or the incurrence of any Indebtedness by such Person subsequent to the Closing Date, the cash proceeds received from such issuance or incurrence net of investment banking fees, legal fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses and other reasonable costs and expenses actually incurred in connection therewith.

                  "New Project" shall mean any of the following: (a) a facility not previously serviced by a Borrower, (b) a material expansion of the size of a facility or scope of service for a facility under a Facility Agreement, (c) the extension of any Facility Agreement then being serviced by a Borrower, or (d) any existing facility Agreement which is put out for bid by the other parties thereto and for which a Borrower bids successfully at the end of its term.

                  "New Lending Office" shall have the meaning given to that term in subsection 3.10(b).

                  "Non-Excluded Taxes" shall have the meaning given to that term in subsection 3.10(a).

                   "Notes" means the Working Capital Notes, the Swing Line Note and the Guidance Notes.

                  "Notes Receivable" means any promissory note (or related bond or letter of credit), or similar agreement or arrangement by any Person to pay money to any Borrower under the terms of or in connection with a Facility Agreement.

                   "Ongoing Investments" shall have the meaning given to that term in subsection 7.7.

                  "PBGC" means the Pension Benefit Guaranty Corporation established under Title IV of ERISA or any other governmental agency, department or instrumentality succeeding to the functions of said corporation.

                  "Permitted Acquisition" shall mean the acquisition of any concession, license, management or other food, beverage or complementary services agreement by a Borrower directly or indirectly through the purchase of stock (or other ownership interests) or assets of another Person.

                  "Person"   means   any   individual,    sole   proprietorship,
         partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party, or government (whether national, federal, state, provincial, county, city, municipal or otherwise, including without limitation any instrumentality, division, agency, body or department thereof).

                  "Pledge Agreement - Joint Venture Interest" means the Amended and Restated Pledge Agreement - Joint Venture Interest, to be executed and delivered by Fine Host, substantially in the form attached hereto as Exhibit J, as the same may be amended, modified, supplemented, or restated, from time to time.

                  "Pledge Agreement - Membership Interest" means the Amended and Restated Pledge Agreement - Membership Interest, to be executed and delivered by Fine Host, substantially in the form attached hereto as Exhibit K, as the same may be amended, modified, supplemented, or restated, from time to time.

                  "Pledge Agreement - Stock" means an Amended and Restated Pledge Agreement - Stock, to be executed and delivered by each Borrower which, either directly or indirectly, is the legal and record owner of Capital Stock in any other Borrower, substantially in the form attached hereto as Exhibit L, as the same may be amended, modified, supplemented, or restated, from time to time.

                  "Pledge Agreements" means collectively the Pledge Agreements - Stock, the Pledge Agreements - Joint Venture Interest and the Pledge Agreements - Membership Interest.

                  "Plan" means any employee pension or benefit plan (other than a Multiemployer Plan) to which Section 4021(a) of ERISA applies and (a) which is maintained for employees of any Borrower or any of its ERISA Affiliates; or (b) to which any Borrower or any of its ERISA Affiliates made, or was required to make, contributions at any time within the preceding five years.

                   "Prepayment Account" shall have the meaning given to that term in subsection 3.1(c).

                  "Prohibited Transaction" means with respect to any Plan any transaction described in Section 406 of ERISA which is not exempt by reason of Section 408 of ERISA or the transitional rules set forth in
         Section 414(c) of ERISA and any transaction described in Section 4975(c)(1) of the Tax Code which is not exempt by reason of Section 4975(c)(2) or Section 4975(d) of the Tax Code, or the transitional rules of Section 2003(c) of ERISA.

                  "Project Costs" means, with respect to any New Project or Permitted Acquisition, the sum (without duplication) of the following items: (a) Capital Expenditures, (b) costs capitalized as contract rights pursuant to GAAP, (c) Notes Receivable, (d) debt or obligations of the acquired business or the target company in such Permitted Acquisition being paid by any of the Borrowers in connection with the closing of such Permitted Acquisition, (e) amounts treated as goodwill in accordance with GAAP, (f) Subordinated Debt, if any, incurred in connection with such New Project or Permitted Acquisition, (g) unsecured guaranties permitted under subsection 7.3(e) and (h) the fair market value of all consideration paid or payable to the seller or sellers of a target company in a Permitted Acquisition and not otherwise included in Project Costs under clauses (a), (b), (c), (d)
         (e), (f) and (g) above.

                   "Register" shall have the meaning set forth in subsection 10.15.4.

                  "Reimbursement   Obligation"   means  the  obligation  of  the
         Borrowers  to  reimburse   the  Issuing  Bank  pursuant  to  subsection
         2.1.15(a) for amounts drawn under Letters of Credit.

                  "Release" means any actual or threatened spilling, leaking, pumping, pouring, emitting, emptying, discharging, injection, escaping, leaching, dumping or disposing of Hazardous Substances into the environment, as the term 'environment' is defined in CERCLA.

                  "Reportable  Event" means (a) a reportable  event described in
         Section 4043 of ERISA and regulations thereunder, for which the obligation to give notice to the PBGC has not been waived by the PBGC in accordance with applicable regulations, (b) a withdrawal by a substantial employer from a single-employer plan which is a Plan and which has two or more contributing sponsors at least two of which are not under common control, as referred to in Section 4063(b) of ERISA, or (c) a cessation of operations at a facility causing more than twenty percent of plan participants to be separated from employment, as referred to in Section 4068(f) of ERISA.

                  "Required Banks" means at any time, Banks with Commitment Percentages which aggregate Fifty-One Percent (51%) or more.

                  "Requirement of Law" means any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental
         Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Respond" or "Response" means any action taken pursuant to Environmental Laws to correct, remove, remediate, clean up, prevent, mitigate, monitor, evaluate, investigate or assess the Release of a Hazardous Substance.

                  "SEC"  means  the  United  States   Securities   and  Exchange
         Commission or any other federal governmental agency which may hereafter perform its functions.

                   "Securities Laws" shall have the meaning given to that term in subsection 5.21.

                  "Security Agreement - Fine Host" means the Amended and Restated Security Agreement All Property, to be executed and delivered by Fine Host, substantially in the form attached hereto as Exhibit D, as the same may be amended, modified, supplemented, or restated, from time to time.

                  "Security Agreement - Joint Venture Subsidiary Borrower" means the Amended and Restated Security Agreement All Property, to be executed and delivered by each Joint Venture Subsidiary Borrower, substantially in the form attached hereto as Exhibit E, as the same may be amended, modified, supplemented, or restated, from time to time.

                  "Security Agreement - Subsidiary Borrower" means the Amended and Restated Security Agreement - All Property, to be executed and delivered by each Subsidiary Borrower (other than each Subsidiary Borrower which is a Joint Venture Subsidiary Borrower), substantially in the form attached hereto as Exhibit F, as the same may be amended, modified, supplemented, or restated, from time to time.

                   "Security Agreements" means the Security Agreement - Fine Host, the Security Agreements - Joint Venture Subsidiary Borrower and the Security Agreements - Subsidiary Borrower.

                  "Security Documents" means collectively, the Security Agreements, the Assignments of Receivables and Proceeds, the Pledge Agreements, the Kentucky Mortgage, the Kentucky Conditional Assignment of Rentals and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any asset or assets of any Person to secure the Liabilities, including without limitation such documents delivered pursuant to subsection 6.12.

                  "Special Texas Corporations" means (a) Convention Beverages, Inc., a Texas corporation, (b) Fine Host of Texas, Inc., a Texas corporation, and (c) each other company incorporated under the laws of the State of Texas in which Fine Host enters into an arrangement, on terms reasonably satisfactory to the Administrative Agent, for substantially the same purpose that it has entered into Texas Management Agreements with the corporations referred to in clauses (a) and (b) of this definition.

                  "Standard & Poor's" means Standard & Poor's Corporation or any other entity succeeding to any or all of its functions.

                   "Standby Letter of Credit" shall have the meaning given to that term in subsection 2.1.11(b).

                  "Subordinated Debt" means liabilities, if any, of any Borrower which are subordinated to the Liabilities upon such terms and conditions as are satisfactory to the Required Banks in their sole discretion (it being acknowledged and agreed that subordination provisions substantially on the terms and conditions set forth in Annex D shall satisfy this requirement), and which arise or are otherwise incurred in connection with any Permitted Acquisition, such liabilities to include, without limitation, all such Indebtedness of the Borrowers described in Schedule 5.25, as supplemented quarterly by an Acceptable Supplement, in accordance with the provisions of subsection 5.25.

                   "Subordinated Debt Documents" means all documents evidencing, securing, or related to the Subordinated Debt.

                  "Subsidiary" means, at any time, any corporation of which at least fifty percent (50%) of the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors or other governing body of such corporation (irrespective of whether at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by Fine Host, or any limited liability company, limited liability partnership, joint venture or similar entity of which more than fifty percent (50%) of the outstanding equity interests is at the time, directly or indirectly, owned by Fine Host.

                  "Subsidiary Borrower" means any Borrower that is a Subsidiary.

                   "Swing Line Bank" shall have the meaning given to that term in subsection 2.1.7.

                  "Swing Line Commitment" means the obligation of the Swing Line Bank to make Swing Line Loans pursuant to subsection 2.1.7 in an aggregate amount at any one time outstanding not to exceed Five Million and 00/100 Dollars ($5,000,000.00).

                   "Swing Line Loans" shall have the meaning given to that term in subsection 2.1.7.

                   "Swing Line Note" shall have the meaning given to that term in subsection 2.1.8(e).

                   "Swing Line Participation Amount" shall have the meaning given to that term in subsection 2.1.10(b).

                  "Tax Code" means the Internal Revenue Code of 1986, as amended, and any successor statute of similar import, and rules and regulations thereunder, in each case as in effect from time to time. References to sections of the Tax Code shall be construed to refer to any successor sections as well.

                  "Texas Management Agreements" means, collectively, the Management Services Agreement, dated May 20, 1992, between Convention Beverages, Inc. and Fine Host and the Management Services Agreement, dated January 31, 1991, between Fine Host of Texas, Inc. and Fine Host, and each other management services agreement, reasonably satisfactory to the Administrative Agent, entered into with any corporation referred to in clause (c) of the definition of Special Texas Corporations, as each of such agreements may be amended, modified, supplemented, restated or extended from time to time.

                  "Transferee" means any Loan Participant or Assignee.

                   "Type" means as to any Loan, its nature as an ABR Loan or a LIBOR Loan.

                  "UCC" means the Uniform Commercial Code of the Commonwealth of Massachusetts (or with respect to Collateral in which a Lien may only be perfected pursuant to the laws of any other state or the District of Columbia, the Uniform Commercial Code of such state or of the District of Columbia), as amended, and any successor statute of similar import as in effect from time to time.

                   "Uniform Customs" means the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

                  "Working Capital Commitment" means as to any Bank, its obligation to make a Working Capital Loan to the Borrower Agent in an amount equal to the amount set forth opposite such Bank's name in Annex B under the heading "Working Capital Commitment ", as such amount may be reduced from time to time pursuant to subsection 2.1.5; collectively, as to all the Banks, the "Working Capital Commitments". The maximum principal amount of all of the Working Capital Commitments shall not, at any time, exceed Fifty Million and 00/100 Dollars ($50,000,000.00).

                  "Working Capital Commitment Percentage" means as to any Bank at any time, the percentage which (i) the sum of (a) such Bank's then unused Working Capital Commitment plus (b) such Bank's Working Capital Loans then outstanding plus (c) the product of the percentage of the Working Capital Commitments of all of the Banks then constituted by such Bank's Working Capital Commitments times the sum of (I) the Swing Line Loans then outstanding and (II) the L/C Obligations then outstanding then constitutes of (ii) the sum of (w) the aggregate outstanding then unused Working Capital Commitments of all of the Banks plus (x) the aggregate principal amount of Working Capital Loans of all of the Banks then outstanding plus (y) the aggregate L/C Obligations then outstanding plus (z) the aggregate principal amount of the Swing Line Loans then outstanding.

                  "Working Capital Commitment Period" means the period from and after the Closing Date to and including the Working Capital Maturity Date or such earlier date on which the Working Capital Commitments shall terminate as provided herein.

                   "Working Capital Fee Rate" shall have the meaning given to that term in subsection 2.1.13(a).

                   "Working Capital Loans" shall have the meaning given to that term in subsection 2.1.1(a).

                   "Working Capital Maturity Date" means the fifth anniversary of the Closing Date.

                   "Working Capital Notes" shall have the meaning given to that term in subsection 2.1.6(e).

         1.2 Accounting TermsAccounting Terms. Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given to such terms in accordance with GAAP.

         1.3 Other Terms Defined in the UCCOther Terms Defined in the UCC. All terms contained in this Agreement (and which are not otherwise specifically defined herein) shall have the meanings provided by the UCC to the extent the same are used or defined therein.

         1.4 ConstructionConstruction. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or". The terms "hereof," "herein," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, exhibit and schedule references are to this Agreement unless otherwise specified.

         2.       LOANS AND LETTERS OF CREDITLOANS AND LETTERS OF CREDIT.

         2.1      Working Capital LoansWorking Capital Loans.

                  2.1.1    Working Capital CommitmentWorking Capital Commitment.

                  (a) Subject to the terms and conditions hereof, each Bank severally agrees to make revolving credit loans (such loans are hereinafter sometimes referred to collectively as the "Working Capital Loans" and each singly as a "Working Capital Loan" and do not include any of the Swing Line Loans) to the Borrower Agent from time to time during the Working Capital Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Bank's Working Capital Commitment Percentage of (i) the then outstanding Swing Line Loans and (ii) the then outstanding L/C Obligations, does not exceed the amount of such Bank's Working Capital Commitment. During the Working Capital Commitment Period, the Borrower Agent may use the Working Capital Commitments by borrowing, prepaying the Working Capital Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. Notwithstanding any provision contained in this Agreement or any of the other Loan Documents to the contrary, the entire outstanding balance of all of the Working Capital Loans (including without limitation, all unpaid principal, all accrued but unpaid interest and all unpaid fees, charges, costs and expenses) shall be due and payable in full on the Working Capital Maturity Date.

                  (b) The Working Capital Loans may from time to time be (i) LIBOR Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrower Agent and notified to the Administrative Agent in accordance with subsections 2.1.2 and 3.2; provided, however, that during the first three (3) Business Days following the Closing Date, no Working Capital Loan shall be a LIBOR Loan; and further provided, that, no Working Capital Loan shall be made as a LIBOR Loan after the day that is one (1) month prior to the Working Capital Maturity Date.

                   2.1.2 Procedure for Working Capital Borrowing. The Borrower Agent may borrow under the Working Capital Commitments during the Working Capital Commitment Period on any Business Day; provided, however, that the Borrower Agent shall, upon the request of the Administrative Agent, give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, Boston, Massachusetts time, (a) three (3) Business Days prior to the requested Borrowing Date, if all or any part of the requested Working Capital Loans are to be initially LIBOR Loans, or
          (b) prior to 12:00 Noon, Boston, Massachusetts time, one (1) Business Day prior to the requested Borrowing Date, if all of the Working Capital Loans to be made on such date are to be ABR Loans), specifying
          (i) the amount to be borrowed and (ii) if the borrowing is to be entirely or partly of LIBOR Loans, the respective amounts of each Type of Loan and the lengths of the initial Interest Periods for each such LIBOR loan. Each borrowing under the Working Capital Commitments shall be in an amount equal to (x) in the case of ABR Loans, $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if the then available Working Capital Commitments are less than $1,000,000, such lesser amount) and (y) in the case of LIBOR Loans, $1,000,000 or a whole multiple of $500,000 in excess thereof. Upon receipt of any such notice from the Borrower Agent, the Administrative Agent shall promptly notify each Bank thereof. Each Bank will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower Agent at the office of the Administrative Agent specified in subsection 10.12 prior to 12:00 Noon, Boston, Massachusetts time, on the Borrowing Date requested by the Borrower Agent in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower Agent by the Administrative Agent crediting the account of the Borrower Agent on the books of such office prior to 1:00 P.M., Boston, Massachusetts time, on such Borrowing Date with the aggregate of the amounts made available to the Administrative Agent by the Banks and in like funds as received by the Administrative Agent.

                   2.1.3 Use of Working Capital Proceeds. The proceeds of the Working Capital Loans shall be made available by the Borrower Agent to one or more of the Borrowers, as determined by the Borrower Agent, to be used solely for the general corporate purposes of the Borrowers in the ordinary course of their business, but in no event shall such proceeds be used for the payment of any of the following: (i) the payment of principal on any loan (other than the reimbursement of any Letter of Credit under subsection 2.1.15), whether to the Banks or any other Person; (ii) Project Costs funded by the proceeds of a Guidance Loan; or (iii) distributions or payments which are prohibited or restricted (including payments which require the Banks to authorize such payments and which have not been authorized) under the terms of this Agreement.

                   2.1.4 Commitment Fee. The Borrowers agree to pay to the Administrative Agent for the account of each Bank a commitment fee for the period from and including the first day of the Working Capital Commitment Period to the Working Capital Maturity Date, computed at the rate of .225% per annum on the average daily amount of the unused Working Capital Commitment of such Bank (including, without limitation, that portion of the unused Working Capital Commitment of such Bank that is available to the Borrower for Swing Line Loans)
          during the period for which payment is made, payable quarterly in arrears on the fifteenth day of the month following the end of each fiscal quarter ending after the Closing Date, and on the Working Capital Maturity Date or such earlier date as the Working Capital Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof; provided, however, that, from and after September 24, 1997, the commitment fee will be adjusted, on each Adjustment Date based upon the ratio of Consolidated Debt at the last day of the 12 month period ended on the date of the financial statements relating to such Adjustment Date to the Adjusted Consolidated EBITDA for such period as determined from such financial statements, to the commitment fee set forth on Annex A attached hereto opposite the level for which the ratio of Consolidated Debt to Adjusted Consolidated EBITDA as so determined satisfies the corresponding criteria set forth under the heading "Ratio of Consolidated Debt to Adjusted Consolidated EBITDA."

                   2.1.5 Termination or Reduction of Commitments. The Borrower Agent shall have the right, upon not less than ten (10) Business Days' prior notice to the Administrative Agent, to terminate the Working Capital Commitments or, from time to time, to reduce the amount of the Working Capital Commitments, provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Working Capital Loans made on the effective date thereof, the aggregate principal amount of the Working Capital Loans then outstanding, when added to the then outstanding L/C Obligations and Swing Line Loans, would exceed the Working Capital Commitments then in effect. Any such reduction shall be in an amount equal to $1,000,000 or a whole multiple of $500,000 in excess thereof and shall reduce permanently the Working Capital Commitments then in effect.

                   2.1.6 Repayment of Working Capital Loans; Evidence of Debt.al Loans; Evidence of Debt

                  (a) The Borrowers hereby unconditionally promise to pay to the Administrative Agent for the account of each Bank the then unpaid principal amount of each Working Capital Loan of such Bank on the Working Capital Maturity Date (or such earlier date on which the Working Capital Loans become due and payable pursuant to Section 8.1). The Borrowers hereby further agree to pay interest on the unpaid principal amount of the Working Capital Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 3.4.

                  (b) The Administrative Agent shall record in the Register, with separate subaccounts for each Bank, (i) the amount and Borrowing Date of each Working Capital Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Bank hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrowers and each Bank's share thereof.

                  (c) The entries made in the Register pursuant to subsection 2.1.6(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded; provided, however, that the failure of the Administrative Agent to maintain the Register, or any error therein, shall not in any manner affect the obligation of the Borrowers to repay (with applicable interest) the Working Capital Loans made by each Bank in accordance with the terms of this Agreement.

                  (d) On the Closing Date, the Borrowers will execute and deliver to the Administrative Agent certain Working Capital Notes, each dated as of the Closing Date, from the Borrowers, evidencing the Working Capital Loans of each Bank, each substantially in the form of Exhibit A, with appropriate insertions as to the name and address of such Bank, the date and principal amount (a "Working Capital Note"). Each Bank is hereby authorized to record the date and amount of each Working Capital Loan made by such Bank and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part of the Working Capital Note, and any such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrowers to repay (with applicable interest) the Working Capital Loans made by such Bank in accordance with the terms of this Agreement.

                   2.1.7 Swing Line Commitment. Subject to the terms and conditions hereof, BankBoston (in such capacity, the "Swing Line Bank") agrees to make a portion of the Working Capital Commitments available to the Borrower Agent during the Working Capital Commitment Period by making swing line loans (such loans are hereinafter sometimes referred to collectively as the "Swing Line Loans" and each singly as a "Swing Line Loan" and do not include any of the Working Capital Loans) to the Borrower Agent in an aggregate principal amount not to exceed at any one time outstanding the Swing Line Commitment; provided however, that (a) the aggregate principal amount of Swing Line Loans outstanding at any time shall not exceed the Swing Line Commitment then in effect and (b) the Borrower Agent shall not request, and the Swing Line Bank shall not make, any Swing Line Loan if, after giving effect to the making of such Swing Line Loan, the Aggregate Working Capital Outstandings of all of the Banks would exceed the Working Capital Commitments at such time. During the Working Capital Commitment Period, the Borrower Agent may use the Swing Line Commitment by borrowing, repaying and reborrowing Swing Line Loans, all in accordance with the terms and conditions hereof. Swing Line Loans may be ABR Loans only. To the extent not otherwise prohibited under this Agreement, the Borrower Agent may convert any Swing Line Loan to a Working Capital Loan by delivering a written notice thereof to the Swing Line Bank.

                   2.1.8 Repayment of Swing Line Loans; Evidence of Debt.ne Loans; Evidence of Debt

                  (a) The Borrowers hereby unconditionally promise to pay to the Administrative Agent for the account of the Swing Line Bank the then unpaid principal amount of the Swing Line Loans on the Working Capital Maturity Date (or such earlier date on which the Swing Line Loans become due and payable pursuant to Section 8.1). The Borrowers hereby further agree to pay to the Swing Line Bank interest on the unpaid principal amount of the Swing Line Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 3.4. No Bank (other than the Swing Line Bank) shall have any right to receive payments of interest on the Swing Line Loan.

                  (b) The Swing Line Bank shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrowers to the Swing Line Bank resulting from the Swing Line Loans made by the Swing Line Bank from time to time, including the amounts of principal and interest payable and paid to the Swing Line Bank from time to time under this Agreement.

                  (c) The Administrative Agent shall record in the Register (i) the amount and Borrowing Date of each Swing Line Loan made hereunder,
         (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to the Swing Line Bank hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder in respect of Swing Line Loans.

                  (d) The entries made in the Register pursuant to subsection 2.1.8(c) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded; provided, however, that the failure of the Swing Line Bank or the Administrative Agent to maintain the Register, or any error therein, shall not in any manner affect the obligation of the Borrowers to repay (with applicable interest) the Swing Line Loans made by the Swing Line Bank in accordance with the terms of this Agreement.

                  (e) On the  Closing  Date,  the  Borrowers  shall  execute and deliver to the Swing Line Bank a certain Swing Line Note, dated as of the Closing Date, from the Borrowers, evidencing each Swing Line Loan of the Swing Line Bank, substantially in the form of Exhibit B, with appropriate insertion as to date (a "Swing Line Note"). The Swing Line Bank is hereby authorized to record the date and amount of each Swing Line Loan made by the Swing Line Bank and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part of the Swing Line Note, and any such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrowers to repay (with applicable interest) the Swing Line Loans made by the Swing Line Bank in accordance with the terms of this Agreement.

                   2.1.9 Procedurefor Borrowing Swing Line Loans. Whenever the Borrower Agent desires the Swing Line Bank to make a Swing Line Loan under subsection 2.1.7, it shall, upon the request of the Swing Line Bank, give the Swing Line Bank irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swing Line Bank not later that than 12:00 Noon, Boston, Massachusetts time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date (which shall be a Business Day during the Working Capital Commitment Period). Not later than 1:00 p.m. Boston, Massachusetts time, on the Borrowing Date specified in a notice requesting a Swing Line Loan, the Swing Line Bank shall make available to the Administrative Agent for the account of the Borrower Agent at the office of the Administrative Agent specified in subsection 10.12 an amount in immediately available funds equal to the amount of the Swing Line Loan to be made by the Swing Line Bank. The Administrative Agent shall make the proceeds of such Swing Line Loan available to the Borrower Agent not later than 2:00 p.m., Boston, Massachusetts time, on such Borrowing Date by crediting the account of the Borrower Agent, on the books of such office, with such proceeds in immediately available funds.

                  2.1.10   Swing Line Loan Participants.

                  (a) Notwithstanding anything herein to the contrary, the Swing Line Bank shall not be obligated to make any Swing Line Loans if a Default or an Event of Default shall have occurred and be continuing on the Borrowing Date specified in a notice requesting a Swing Line Loan. The Swing Line Bank shall notify the Borrower Agent of its election under this subsection 2.1.10 not to make any Swing Line Loans.

                  (b) Each Bank shall purchase an undivided participating interest in an amount equal to such Bank's Working Capital Commitment Percentage of the aggregate principal amount of Swing Line Loans then outstanding (the "Swing Line Participation Amount") on the earlier of the following dates: (i) the date on which any Event of Default shall have occurred, or (ii) the date on which the Swing Line Bank delivers to such Bank a written notice requesting such purchase. On the date of such purchase, each Bank shall deliver to the Swing Line Bank, in immediate available funds, such Swing Line Loan Participation Amount.

                  (c) Whenever, at any time after the Swing Line Bank has received from any Bank such Bank's Swing Line Participation Amount, the Swing Line Bank receives any payment on account of the Swing Line Loans, the Swing Line Bank will distribute to such Bank its pro rata share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Swing Line Bank is required to be returned, such Bank will return to the Swing Line Bank any portion thereof previously distributed to it by the Swing Line Bank.

                  (d) Each Bank's obligation to purchase participating interests pursuant to subsection 2.1.10(b) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Bank or any of the Borrowers may have against the Swing Line Bank, any of the Borrowers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrowers; (iv) any breach of this Agreement or any other Loan Document by any other Bank; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                   2.1.11 Letter of Credit Commitment. tter of Credit Commitment

                  (a) Subject to the terms and conditions hereof, BankBoston (in such capacity, the "Issuing Bank"), in reliance on the agreements of the other Banks set forth in subsection 2.1.14(a), agrees to issue Letters of Credit for the account of the Borrower Agent on any Business Day during the Working Capital Commitment Period in such form as may be approved from time to time by the Issuing Bank; provided however, that the Issuing Bank shall have no obligation to, and shall not, issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the Available Working Capital Commitments would be less than zero. Letters of Credit issued under the Existing Credit Agreement and outstanding as of the Closing Date shall be deemed to be issued under this Agreement on the Closing Date by the Issuing Bank and shall be Letters of Credit for all purposes of this Agreement.

                  (b) Each Letter of Credit shall: (i) be denominated in Dollars and shall be either (x) a standby letter of credit issued to support obligations of any of the Borrowers, contingent or otherwise, in connection with its working capital and business needs (a "Standby Letter of Credit") or (y) a commercial letter of credit issued in respect of the purchase of goods or services by any of the Borrowers in the ordinary course of business (a "Commercial Letter of Credit"); and
         (ii) expire no later than thirty (30) calendar days prior to the Working Capital Maturity Date. Notwithstanding any provision contained herein to the contrary, the proceeds of draws on any Letter of Credit shall not be used, directly or indirectly, for any of the following purposes: (i) the payment of principal, interest, or charges on any loan, whether to the Banks or any other Person; (ii) for repayment of the Working Capital Loans or the Guidance Loans; or (iii) distributions or payments which are prohibited or restricted (including payments which require the Banks to authorize such payments) under the terms of this Agreement.

                  (c) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of The Commonwealth of Massachusetts.

                  (d) The Issuing Bank shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Bank or any Bank to exceed any limits imposed by, any applicable law.

                   2.1.12 Procedurefor Issuance of Letter of Credit. The Borrower Agent may from time to time request that the Issuing Bank issue a Letter of Credit by delivering to the Issuing Bank at its address for notices specified in subsection 10.12 an Application therefor, completed to the satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as the Issuing Bank may reasonably request. The Issuing Bank shall notify the Banks promptly of the receipt of any request pursuant to the immediately preceding sentence. Upon receipt of any Application, the Issuing Bank will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed between the Issuing Bank and the Borrower Agent. The Issuing Bank shall furnish a copy of such Letter of Credit to the Administrative Agent and the Borrower Agent promptly following the issuance thereof.

                   2.1.13 Fees, Commissions and Other Charges.missions and Other Charges

                  (a) On each L/C Fee Payment Date, the Borrower Agent shall pay to the Administrative Agent, for the account of the Banks, a letter of credit fee with respect to each Letter of Credit, computed for the period from the date of issuance of such Letter of Credit or the immediately preceding L/C Fee Payment Date, as the case may be, at the rate of .75% per annum (the "Working Capital Fee Rate"), calculated on the basis of a 360-day year for actual days elapsed, on the weighted average amount available to be drawn under such Letter of Credit during the relevant period, to be shared ratably among the Banks in accordance with their respective Working Capital Commitment Percentages; provided, however, that from and after September 24, 1997, the Working Capital Fee Rate shall be equal to the Applicable Margin for LIBOR Loans in effect from time to time. Such fees shall be payable in arrears on each L/C Fee Payment Date after the issuance of such Letter of Credit and shall be nonrefundable.

                  (b) The Borrowers shall also pay to the Administrative Agent, for the account of the Issuing Bank, a fronting fee with respect to each Letter of Credit equal to 0.125% of the face amount available to be drawn under such Letter of Credit. Such fronting fee shall be due and payable on the date of issuance of such Letter of Credit and shall be nonrefundable.

                  (c) In addition to the foregoing fees, Borrower shall pay or reimburse the Issuing Bank for such reasonable, normal and customary costs and expenses as are incurred or charged by the Issuing Bank to issue, effect payment under, amend or otherwise administer any Letter of Credit.

                  (d) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Bank and the Banks all fees and commissions received by the Administrative Agent for their respective accounts pursuant to this subsection 2.1.13.

                   2.1.14 L/C Participations..1.14 L/C Participations.

                  (a) The Issuing Bank irrevocably agrees to grant and hereby grants to each Bank, and to induce the Issuing Bank to issue Letters of Credit hereunder, each Bank irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Bank, on the terms and conditions hereinafter stated, for such Bank's own account and risk an undivided interest equal to such Bank's Working Capital Commitment Percentage in the Issuing Bank's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Bank under such Letter of Credit. Each Bank unconditionally and irrevocably agrees with the Issuing Bank that, if a draft is paid under any Letter of Credit for which the Issuing Bank is not reimbursed in full by the Borrowers in accordance with the terms of this Agreement, such Bank shall pay to the Issuing Bank upon demand at the Issuing Bank's address for notices specified in subsection 10.12 an amount equal to such Bank's Working Capital Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

                  (b) Whenever, at any time after the Issuing Bank has made payment under any Letter of Credit and has received from any Bank its pro rata share of such payment in accordance with subsection 2.1.14(a), the Issuing Bank receives any payment related to such Letter of Credit (whether directly from the Borrowers or otherwise, including proceeds of Collateral applied thereto by the Issuing Bank), or any payment of interest on account thereof, the Issuing Bank will distribute to such Bank its pro rata share thereof; provided, however, that if any such payment received by the Issuing Bank shall be required to be returned by the Issuing Bank, each Bank shall return to the Issuing Bank the portion thereof previously distributed by the Issuing Bank to such Bank.

                   2.1.15 Reimbursement Obligation of the Borrowers. ligation of the Borrowers

                  (a) The Issuing Bank shall notify the Borrower Agent promptly of each draft presented under a Letter of Credit. The Borrowers agree to reimburse the Issuing Bank on each date on which the Issuing Bank notifies the Borrower Agent of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Bank for the amount of (i) such draft so paid and (ii) any taxes, fees, charges and other reasonable costs and expenses incurred by the Issuing Bank in connection with such payment. Each such payment shall be made to the Issuing Bank at its address for notices specified in subsection 10.12 in Dollars in immediately available funds.

                  (b) Interest shall be payable on any and all amounts remaining unpaid by the Borrowers under this subsection 2.1.15, (i) from the date the draft presented under the relevant Letter of Credit is paid to the date on which the Borrowers are required to pay such amounts pursuant to subsection 2.1.15(a) at the rate which would then be payable on Working Capital Loans that are ABR Loans and (ii) thereafter if payment is not timely made by the Borrowers, until payment in full at the rate which would be payable on overdue Working Capital Loans that are ABR Loans.

                  (c) Each draft under any Letter of Credit shall constitute a request by the Borrower Agent to the Administrative Agent for a borrowing pursuant to subsection 2.1.2 of ABR Loans in the amount of such draft (but without any requirement for compliance with the prior notice provisions of subsection 2.1.2). The Borrowing Date with respect to such borrowing shall be the date of such draft and each Bank shall make its Working Capital Commitment Percentage of such borrowing available to the Administrative Agent on such date to be used to repay for the account of the Borrower Agent the Reimbursement Obligation created by such draft. The Issuing Bank shall notify the Banks promptly of each draft under a Letter of Credit to be reimbursed pursuant to this subsection 2.1.15(c).

                   2.1.16 Obligations Absolute

                  (a) The obligations of the Borrowers under this Section 2.1 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which any of the Borrowers may have or have had against the Issuing Bank, any Bank or any beneficiary of a Letter of Credit.

                  (b) The Borrowers acknowledge that neither the Issuing Bank nor any Bank shall be responsible for, and the Reimbursement Obligations shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereof, even though such documents shall in fact prove to be invalid, fraudulent or forged, (ii) any dispute between or among any Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or (iii) any claims of any Borrower against any beneficiary of such Letter of Credit or any such transferee.

                  (c) The Issuing Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors, omissions, interruptions or delays caused by the Issuing Bank's gross negligence or willful misconduct.

                  (d) Each Borrower acknowledges that any action taken or omitted by the Issuing Bank under or in connection with any Letter of Credit or the related drafts or documents (including any action or matter referred to in clause (b) or (c) above), if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs, and to the extent not inconsistent therewith, the UCC, shall be binding on each such Borrower, and shall not result in any liability of the Issuing Bank to any Borrower.

                   2.1.17 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Bank shall, within a reasonable time after its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit to ascertain that the same appear on their face to be in conformity with the terms and conditions of such Letter of Credit. The Issuing Bank shall also promptly notify the Borrower Agent of the date and amount of such draft. The responsibility of the Issuing Bank to the Borrower Agent in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including such draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

                   2.1.18 Application. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 2.1, the provisions of this Section 2.1 shall apply.

                   2.1.19 QuarterlyReports. The Issuing Bank shall furnish to each Bank a quarterly report with respect to Letters of Credit issued or outstanding during such quarter and any drawings thereunder.


          2.2 Guidance Loans

                   2.2.1 Guidance Loan Commitment

                  (a) Subject to the terms and conditions hereof, each Bank severally agrees to make revolving credit loans ("Guidance Loans") to the Borrower Agent from time to time during the Guidance Loan Commitment Period in an aggregate principal amount at any one time outstanding which does not exceed the amount of such Bank's Guidance Loan Commitment. During the Guidance Loan Commitment Period, the Borrower Agent may use the Guidance Loan Commitments by borrowing and prepaying the Guidance Loans in whole or in part, and reborrowing, until the Guidance Loan Conversion Date, all in accordance with the terms and conditions hereof. Notwithstanding any provision contained in this Agreement or any of the other Loan Documents to the contrary, the entire outstanding balance of all of the Guidance Loans (including without limitation, all unpaid principal, all accrued but unpaid interest and all unpaid fees, charges, costs and expenses) shall be due and payable in full on the Guidance Loan Maturity Date.

                  (b) The Guidance Loans may from time to time be (i) LIBOR Loans, (ii) ABR Loans or (iii) a combination of LIBOR Loans and ABR Loans, as determined by the Borrower Agent and notified to the Administrative Agent in accordance with subsections 2.2.2 and 3.2; provided, however, that during the first three (3) Business Days following the Closing Date, no Guidance Loan shall be a LIBOR Loan; and further provided, that no Guidance Loan shall be made as a LIBOR Loan after the day that is one (1) month prior to the Guidance Loan Maturity Date.

                   2.2.2  Procedurefor  Guidance  Loan  Borrowing.  The Borrower
          Agent may borrow under the Guidance Loan Commitments during the Guidance Loan Commitment Period on any Business Day; provided, however, that the Borrower Agent shall, upon the request of the Administrative Agent, give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior before 12:00 Noon, Boston, Massachusetts time, three (3) Business Days prior to the requested Borrowing Date, if all or any part of the requested Guidance Loans are to be LIBOR Loans, or before 12:00 Noon, Boston, Massachusetts time, one (1) Business Day prior to the requested Borrowing Date if all of the Guidance Loans to be made on such date are to be ABR Loans), specifying in each case (i) the amount to be borrowed, and (ii) if the borrowing is to be entirely or partly of LIBOR Loans, the amount of each Type of Loan and the lengths of the initial Interest Period for each such LIBOR Loan. Each borrowing under the Guidance Loan Commitments shall be in an amount equal to (x) in the case of ABR Loans, Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) or a whole multiple of One Hundred Thousand and 00/100 Dollars ($100,000.00) in excess thereof (or, if the then available Guidance Loan Commitments are less than One Million and 00/100 Dollars ($1,000,000.00), the entire such lesser amount) and (y) in the case of LIBOR Loans, One Million and 00/100 Dollars ($1,000,000.00) or a whole multiple of Five Hundred Thousand and 00/100 Dollars ($500,000.00) in excess thereof. Upon receipt of any such notice from the Borrower Agent, the Administrative Agent shall promptly notify each Bank thereof. Each Bank will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower Agent at the office of the Administrative Agent specified in subsection 10.12 prior to 12:00 Noon, Boston, Massachusetts time, on the Borrowing Date requested by the Borrower Agent in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower Agent by the Administrative Agent crediting the account of the Borrower Agent on the books of the Administrative Agent at such office prior to 1:00 P.M., Boston, Massachusetts time, on such Borrowing Date in an amount equal to the aggregate of the amounts made available to the Administrative Agent by the Banks and in like funds as received by the Administrative Agent.

                   2.2.3 Use of Guidance Loan Proceeds. The proceeds of any Guidance Loan shall be made available by the Borrower Agent to one or more of the Borrowers, as determined by the Borrower Agent, to be used by the Borrowers solely for the payment of Project Costs to the extent permitted under this Agreement, but in no event shall such proceeds be used for the payment of any of the following: (i) the payment of principal, interest, or charges on any loan, whether to the Banks or any other Person; (ii) payment of Working Capital Loans; or (iii) distributions or payments which are prohibited or restricted (including payments which require the Banks to authorize such payments and which have not been authorized) under the terms of this Agreement.

                   2.2.4 Commitment Fee. The Borrowers agree to pay to the Administrative Agent for the account of each Bank a commitment fee for the period from and including the first day of the Guidance Loan Commitment Period to the Guidance Loan Maturity Date, computed at the rate of .225% per annum on the average daily amount of the unused Guidance Loan Commitment of such Bank during the period for which payment is made, payable quarterly in arrears on the fifteenth day of the month following the end of each fiscal quarter ending after the Closing Date and on the Guidance Loan Maturity Date or such earlier date as the Guidance Loan Commitments shall terminate as provided herein commencing on the first of such dates to occur after the date of this Agreement; provided, however, that, from and after September 24, 1997, the commitment fee will be adjusted, on each Adjustment Date based upon the ratio of Consolidated Debt at the last day of the 12 month period ended on the date of the financial statements relating to such Adjustment Date to the Adjusted Consolidated EBITDA for such period as determined from such financial statements, to the commitment fee set forth on Annex A attached hereto opposite the level for which the ratio of Consolidated Debt to Adjusted Consolidated EBITDA as so determined satisfies the corresponding criteria set forth under the heading "Ratio of Consolidated Debt to Adjusted Consolidated EBITDA."

                   2.2.5 Conversion of Guidance Loans. On the Guidance Loan Conversion Date, the principal amount of each Guidance Loan outstanding on such date shall be converted into a Loan having a fixed repayment schedule as provided below (each a "Converted Guidance Amount"), and may no longer be reborrowed hereunder, and the entire Guidance Loan Commitment shall thereupon be reduced to an amount equal to the aggregate sum of all Converted Guidance Amounts. From and after the Guidance Loan Conversion Date, the then outstanding principal amount of each Guidance Note evidencing each such Converted Guidance Amount shall be due and payable in twelve (12) equal, quarterly installments, commencing on the last day of the first full calendar quarter following the Guidance Loan Conversion Date. From and after the Guidance Loan Conversion Date, interest (computed on the basis of the actual number of days elapsed over a 360-day year) on the unpaid Converted Guidance Amount shall accrue at rate(s) selected by the Borrower Agent, in accordance with the provisions of subsection 2.2.1(b).

                   2.2.6 Termination or Reduction of Commitments. The Borrower Agent shall have the right, upon not less than ten (10) Business Days' prior notice to the Administrative Agent, to terminate the Guidance Loan Commitments or, from time to time, to reduce the amount of the Guidance Loan Commitments, provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Guidance Loans made on the effective date thereof, the aggregate principal amount of the Guidance Loans then outstanding would exceed the Guidance Loan Commitments then in effect. Any such reduction shall be in an amount equal to $1,000,000 or a whole multiple of $500,000 in excess thereof and shall reduce permanently the Guidance Loan Commitments then in effect.

                   2.2.7 Repayment of Guidance Loans; Evidence of Debt.ce Loans; Evidence of Debt

                  (a) The Borrowers unconditionally promise to pay to the Administrative Agent for the account of each Bank the then unpaid principal amount of each Guidance Loan of such Bank on the Guidance Loan Maturity Date (or such earlier date on which the Guidance Loans become due and payable pursuant to Section 8.1). The Borrowers shall pay interest on the unpaid principal amount of the Guidance Loans from time to time outstanding from the date of this Agreement until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 3.4.

                  (b) The Administrative Agent shall record in the Register, with separate subaccounts for each Bank, (i) the amount and Borrowing Date of each Guidance Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Bank on such Guidance Loan and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrowers and each Bank's share thereof.

                  (c) The entries made in the Register pursuant to subsection 2.2.7(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded; provided, however, that the failure of the Administrative Agent to maintain the Register, or any error therein, shall not in any manner affect the obligation of the Borrowers to repay (with applicable interest) the Guidance Loans made by each Bank in accordance with the terms of this Agreement.

                  (d) On the Closing Date, the Borrowers will execute and deliver to the Administrative Agent certain Guidance Notes, each dated as of the Closing Date, from the Borrowers, evidencing the Guidance Loans of each Bank, each substantially in the form of Exhibit C, with appropriate insertions as to the name and address of such Bank, the date and principal amount (a "Guidance Note"). Each Bank is hereby authorized to record the date and amount of each Guidance Loan made by such Bank and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part of the Guidance Note, and any such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrowers to repay (with applicable interest) the Guidance Loans made by such Bank in accordance with the terms of this Agreement.

 .        3.       GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF CREDIT

         3.1 Optional and Mandatory Prepayments.

          (a) Any Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice to the Administrative Agent prior to 11:00 a.m., Boston, Massachusetts time, one
(1) Business Day prior to such prepayment, specifying the date and amount of prepayment and whether the prepayment is of LIBOR Loans, ABR Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Administrative Agent shall notify each affected Bank thereof on the date of receipt of such notice. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection
3.11. Amounts prepaid on account of the Guidance Loans may not be reborrowed after the Guidance Loan Conversion Date. Partial prepayments shall be in the aggregate principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof.

         (b) The Guidance Loans shall be prepaid, and after the Guidance Loans shall have been prepaid in full, any outstanding Working Capital Loans shall be prepaid, with 100% (or such lesser amount as is equal to the outstanding Guidance Loans or Working Capital Loans) of (i) the Net Proceeds of the issuance of Capital Stock or other equity (other than the exercise of stock options issued to officers, directors or employees) by any Borrower subsequent to the Closing Date (other than the issuance of additional shares of Capital Stock or other equity by any Borrower to Fine Host or any other Borrower; provided, however, that such shares of Capital Stock are pledged to the Administrative Agent, for the ratable benefit of the Banks, pursuant to the Pledge Agreements);
(ii) the Net Proceeds of any Subordinated Debt incurred by any Borrower subsequent to the Closing Date; (iii) Net Contract Proceeds in excess of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) during each fiscal year of the Borrowers, commencing with the fiscal year ended December 31, 1997, and (iv) Net Proceeds of any Asset Sale by any Borrower permitted under subsection 7.6, where the Net Proceeds realized from such Asset Sale (or series of related Asset Sales) exceed Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00). The Borrowers shall be entitled to retain and utilize in their discretion (y) Net Contract Proceeds that are Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) or less and (z) Net Proceeds of any Asset Sale by any Borrower permitted under subsection 7.6, where the Net Proceeds realized from any such Asset Sale (or series of related Asset Sales) are Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) or less. Each prepayment pursuant to this subsection 3.1(b) shall be made on the tenth Business Day following receipt of such Net Proceeds or Net Contract Proceeds, as the case may be. Except as otherwise provided in subsection 2.2.5, no prepayment pursuant to this subsection 3.1(b) shall reduce the amounts of the Commitments.

         (c) Prepayments of outstanding Guidance Loans pursuant to subsection 3.1(b) shall be applied to the prepayment of such Guidance Loans pro rata to the Banks. Prepayments of outstanding Working Capital Loans pursuant to subsection 3.1(b) shall be applied to the prepayment of such Working Capital Loans pro rata to the Banks. Amounts to be applied pursuant to this subsection 3.1(c) to the prepayment of Loans shall be applied, as applicable, first to reduce the outstanding Guidance Loans and/or Working Capital Loans which are ABR Loans. Any amounts remaining after each such application shall, at the option of the Borrower Agent, be applied to prepay Guidance Loans and/or Working Capital Loans which are LIBOR Loans immediately and/or shall be deposited in the Prepayment Account (as defined below). The Administrative Agent shall apply any cash deposited in the Prepayment Account (i) allocable to Guidance Loans to prepay Guidance Loans which are LIBOR Loans and (ii) allocable to Working Capital Loans to prepay Working Capital Loans which are LIBOR Loans, in each case on the last day of the respective Interest Periods therefor (or, at the direction of the Borrower Agent, on any earlier date) until all outstanding Guidance Loans and/or Working Capital Loans which are LIBOR Loans have been prepaid or until all cash on deposit in the Prepayment Account with respect to such Loans has been exhausted. For purposes of this Agreement, the term "Prepayment Account" shall mean an account established by the Borrower Agent, on the behalf of the Borrowers, with the Administrative Agent and over which the Administrative Agent shall have exclusive dominion and control, including the right of withdrawal for application in accordance with this subsection 3.1(c). The Administrative Agent will, at the request of the Borrower Agent, invest amounts on deposit in the Prepayment Account in Cash Equivalents that mature prior to the last day of the applicable Interest Periods of the LIBOR Loans to be prepaid; provided, however, that the Administrative Agent shall not be required to make any investment that, in its sole judgment, would require or cause the Administrative Agent to be in, or would result in any, violation of any Requirement of Law and (ii) the Administrative Agent shall have no obligation to invest amounts on deposit in the Prepayment Account if a Default or Event of Default shall have occurred and be continuing. The Borrowers shall indemnify the Administrative Agent for any losses relating to the investments so that the amount available to prepay LIBOR Loans on the last day of the applicable Interest Periods therefor is not less than the amount that would have been available had no investments been made. Other than any interest earned on such investments, the Prepayment Account shall not bear interest. Interest or profits, if any, on such investments shall be deposited and reinvested and disbursed as described above. If the maturity of the Loans has been accelerated pursuant to Section 8.1, the Administrative Agent shall first apply all amounts on deposit in the Prepayment Account to prepay the outstanding Guidance Loans pro rata to the Banks and, then, to prepay any outstanding Working Capital Loans pro rata to the Banks. On behalf of the Borrowers, the Borrower Agent hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Banks, a security interest in the Prepayment Account to secure the Liabilities. Subject to the foregoing provisions of this subsection 3.1, all prepayments hereunder shall be allocated among the Guidance Loans and the Working Capital Loans, as directed by the Borrower Agent.

         3.2 Conversion Options

         (a) The Borrower Agent may elect from time to time to convert LIBOR Loans to ABR Loans by giving the Administrative Agent at least one Business Day's prior irrevocable notice of such election, provided that any such conversion of LIBOR Loans may only be made on the last day of an Interest Period with respect thereto (or on any other day if on the date of such conversion, the Borrowers pay to the Administrative Agent for the account of the applicable Banks accrued interest on such LIBOR Loans to the date of such conversion together with all amounts payable under subsection 3.11). The Borrower Agent may elect from time to time to convert ABR Loans to LIBOR Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to LIBOR Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each affected Bank thereof. All or any part of outstanding LIBOR Loans and ABR Loans may be converted as provided herein, provided that (i) no Loan may be converted into a LIBOR Loan when any Default or Event of Default has occurred and is continuing and (ii) no Loan may be converted into a LIBOR Loan after the date that is one month prior to the Working Capital Maturity Date (in the case of conversions of Working Capital Loans) or the Guidance Loan Maturity Date (in the case of conversions of Guidance Loans).

         (b) Any LIBOR Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower Agent giving notice to the Administrative Agent of the length of the next Interest Period to be applicable to such Loans; provided, however, that no LIBOR Loan may be continued as such (i) when any Default or Event of Default has occurred and is continuing or (ii) after the date that is one month prior to the Working Capital Maturity Date (in the case of continuations of Working Capital Loans) or the Guidance Loan Maturity Date (in the case of continuations of Guidance Loans) and provided, further, however, that if the Borrower Agent shall fail to give such notice or if such continuation is not permitted such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period.

          3.3 Minimum Amounts and Maximum Number of Loans. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Loans comprising each LIBOR Loan shall be equal to $1,000,000 or a whole multiple of $500,000 in excess thereof. In no event shall there be more than twelve (12) LIBOR Loans outstanding at any time.

          3.4 Interest Rates and Payment Dates.and Payment Dates

         (a) Each LIBOR Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the LIBOR Rate determined for such day plus the Applicable Margin.

          (b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR.

         (c) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise, but taking into account any applicable grace period under subsection 8.1(a)), such overdue amount shall bear interest at a rate per annum which is (x) in the case of overdue principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus Two Percent (2%) or (y) in the case of overdue interest, commitment fees or other amounts due and payable hereunder, the rate equal to the ABR plus Two Percent (2%), in each case from the date of such non-payment until such amount is paid in full (after as well as before judgment).

         (d) Interest shall be payable in arrears on each Interest Payment Date; provided, however, that interest accruing pursuant to subsection 3.4(c) shall be payable from time to time on demand.

Computation of Interest and Fees.Interest and Fees

         (a) Commitment fees and interest shall be calculated on the basis of a 360-day year for the actual days elapsed. The Administrative Agent shall use its best efforts to notify the Borrower Agent and the affected Banks as soon as practicable of each determination of a LIBOR Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the LIBOR Reserve Requirement shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall use its best efforts to notify the Borrower Agent and the affected Banks as soon as practicable of the effective date and the amount of each such change in interest rate.

         (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrowers and the Banks in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower Agent, deliver to the Borrower Agent a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to subsection 3.4(a).

         3.6 Inability to Determine Interest RateInability to Determine Interest Rate. If prior to the first day of any Interest Period: (i) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate for such Interest Period, or (ii) the Administrative Agent shall have received notice from the Required Banks that the LIBOR Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Banks (as conclusively certified by such Banks) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower Agent and the affected Banks as soon as practicable thereafter. If such notice is given
(a) any LIBOR Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, and (b) any Loans that were to have been converted on the first day of such Interest Period to LIBOR Loans shall be converted to or continued as ABR Loans. Until such notice has been withdrawn by the Administrative Agent, no further LIBOR Loans shall be made or continued as such, nor shall the Borrower Agent have the right to convert ABR Loans to LIBOR Loans.

         3.7      Pro Rata Treatment and Payments.

         (a) All payments (including prepayments) to be made by the Borrowers hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:30 P.M., Boston, Massachusetts time, on the due date thereof to the Administrative Agent, for the account of the Banks at the Administrative Agent's office specified in subsection 10.12, in Dollars and in immediately available funds. Payments received by the Administrative Agent after such time shall be deemed to have been received on the next Business Day. The Administrative Agent shall distribute such payments to the Banks entitled to receive the same promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the LIBOR Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a LIBOR Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest shall be payable thereon at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. If, and to the extent that, on any Business Day the Administrative Agent receives any payment hereunder or under the other Loan Documents (including any such payment representing a realization upon the Collateral), and such payment is not sufficient to pay in full all principal, interest and fees then due and payable hereunder, the Administrative Agent shall apply such payment ratably to all such amounts then due and payable.

         (b) Unless the Administrative Agent shall have been notified in writing by any Bank prior to a borrowing that such Bank will not make the amount that would constitute its portion of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Bank is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower Agent a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Bank shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Rate for the period until such Bank makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Bank with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Bank's portion of such borrowing is not made available to the Administrative Agent by such Bank within three (3) Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans hereunder, on demand, from the Borrowers, without prejudice to any right or claim which any of the Borrowers may have against such Bank.

         (c) Each borrowing by the Borrower Agent of Loans (other than Swing Line Loans) shall be made ratably from the Banks, in accordance with their respective Commitment Percentages. Any reduction of the Commitments shall be made ratably among the Banks, in accordance with their respective Commitment Percentages.

         3.8 IllegalityIllegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain LIBOR Loans as contemplated by this Agreement, (a) the commitment of such Bank hereunder to make LIBOR Loans, continue LIBOR Loans as such and convert ABR Loans to LIBOR Loans shall forthwith be suspended until such time as it shall no longer be unlawful for such Bank to make or maintain LIBOR Loans as contemplated by this Agreement and (b) such Bank's Loans then outstanding as LIBOR Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a LIBOR Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrowers shall pay to such Bank such amounts, if any, as may be required pursuant to subsection 3.11.

         3.9      Requirements of Law.

         (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Bank with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the date hereof: (i) shall subject any Bank to any tax of any kind whatsoever with respect to this Agreement, any Note, any Letter of Credit, any Application or any LIBOR Loan made by it, or change the basis of taxation of payments to such Bank in respect thereof (except for Non-Excluded Taxes as defined in subsection 3.10, changes in the rate of tax on the overall net income of such Bank and taxes imposed as a result of any future, present or former connection between the Bank and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Bank having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note)); (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Bank which is not otherwise included in the determination of the LIBOR Rate hereunder; or (iii) shall impose on such Bank any other condition; and the result of any of the foregoing is to increase the cost to such Bank, by an amount which such Bank deems to be material, of making, converting into, continuing or maintaining LIBOR Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrowers shall, within ten (10) Business Days after receipt by the Borrower Agent of such Bank's written demand (with a copy to the Administrative Agent), pay such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduced amount receivable. If any Bank has demanded compensation under this subsection 3.9(a) with respect to any LIBOR Loan, the Borrower Agent shall have the option to convert immediately such LIBOR Loan into an ABR Loan until the circumstances giving rise to such demand for compensation no longer apply; provided, however, that (i) no such conversion shall affect the obligation of the Borrowers to pay compensation as provided herein which is due with respect to the period prior to such conversion and (ii) on the date of such conversion the Borrowers shall pay to the Administrative Agent for the benefit of the relevant Bank accrued interest on such LIBOR Loan to the date of conversion, together with any amounts payable pursuant to subsection 3.11.

         (b) If any Bank shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Bank or any corporation controlling such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority, in each case made subsequent to the date hereof, shall have the effect of reducing the rate of return on such Bank's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Bank or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within ten
(10) Business Days after receipt by the Borrower Agent of such Bank's written demand (with a copy to the Administrative Agent), the Borrowers shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction. The determination by such Bank of the amount of any such increased costs incurred by it, if done in good faith, and the allocation, if any, of such costs among the Borrowers and other customers which have arrangements, directly or indirectly, with such Bank similar to the LIBOR option, if made on an equitable basis, in the absence of manifest error, shall be conclusive.

         (c) If any Bank becomes entitled to claim any additional amounts pursuant to subsection 3.9(a) or (b), it shall promptly notify the Borrower Agent (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Bank to the Borrower Agent (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The Borrowers shall not be obligated to compensate any Bank pursuant to this subsection 3.9 for amounts for any period in respect of which such Bank did not comply with its obligation set forth in the first sentence of this subsection; provided, however, that the notice provided for in such sentence need not include a computation of amounts in respect thereof. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         3.10     Taxes.

         (a) All payments made by the Borrowers under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Bank (or Transferee) as a result of any future, present or former connection between the Administrative Agent or such Bank (or Transferee) and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Bank (or Transferee) having executed, delivered or performed its obligations or received a payment under, or enforced this
Agreement or any Note or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Bank (or Transferee) hereunder or under any Note, the amounts so payable to the Administrative Agent or such Bank (or Transferee) shall be increased ("increased amounts") to the extent necessary to yield to the Administrative Agent or such Bank (or Transferee) (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement. Whenever any Non-Excluded Taxes are payable by the Borrowers, the Borrower Agent shall promptly send to the Administrative Agent for its own account or for the account of such Bank (or Transferee), as the case may be, a certified copy of an original official receipt showing payment thereof or other evidence of remittance of Non-Excluded Taxes reasonably acceptable to the Administrative Agent. If the Borrowers fail to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fail to remit to the Administrative Agent the required receipts or other reasonably acceptable evidence, the Borrowers shall indemnify the Administrative Agent and the Banks for any incremental taxes, interest or penalties that may become payable to the Administrative Agent or any Bank as a result of any such failure. The Borrowers will indemnify each Bank (or Transferee) and the Administrative Agent for the amount of Non-Excluded Taxes paid by such Bank (or Transferee) or the Administrative Agent, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. The agreements in this subsection 3.10 shall survive the termination of this Agreement and payment of the Loans and all other amounts payable thereunder.

         (b) Each Bank (and each Transferee) that is not incorporated or organized under the laws of the United States of America or a state thereof shall:

                  (i) in the case of a Bank or a Transferee that is a "bank" under Section 881(c)(3)(A) of the Tax Code:

                           (A) on or before  the date it becomes a party to this
                  Agreement (or, in the case of a Loan Participant, on or before the date such Loan Participant becomes a Loan Participant hereunder) and on or before the date, if any, such Bank (or Transferee) changes its applicable lending office by designating a different lending office (a "New Lending Office") deliver to the Borrower Agent and the Administrative Agent (y) two properly completed and duly executed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (z) an Internal Revenue Service Form W-8, or successor applicable form, as the case may be;

                           (B) deliver to the Borrower Agent and the Administrative Agent two further properly completed and duly executed copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete or invalid and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower Agent or upon the request of the Borrower Agent or the Administrative Agent; and

                            (C) obtain  such  extensions  of time for filing and
                   completing such forms or certifications as may reasonably be requested by the Borrower Agent;

                  (ii) in the case of a Bank or a Transferee that is not a "bank" under Section 881(c)(3)(A) of the Tax Code:

                           (A) on or before  the date it becomes a party to this
                  Agreement (or, in the case of a Loan Participant, on or before the date such Loan Participant becomes a Loan Participant hereunder) deliver to the Borrower Agent and the
                  Administrative Agent (I) a statement under penalties of perjury that such Bank (x) is not a "bank" under Section 881(c)(3)(A) of the Tax Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements, (y) is not a 10-percent shareholder within the meaning of Section 871(h)(3)(B) of the Tax Code and (z) is not a controlled foreign corporation receiving interest from a related person within the meaning of
                  Section 864(d)(4) of the Tax Code and (II) a properly completed and duly executed Internal Revenue Service Form W-8 or applicable successor form;

                           (B) deliver to the Borrower Agent and the Administrative Agent two further properly completed and duly executed copies of said Form W-8, or any successor applicable form on or before the date that any such Form W-8 expires or becomes obsolete or invalid and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower Agent or upon the request of the Borrower Agent; and

                           (C) obtain such extensions of time for filing and completing such forms or certification as may be reasonably requested by the Borrower Agent or the Administrative Agent;

         Each such Bank (and each Transferee) shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 delivered pursuant to subsection 3.10(b)(ii), that it is entitled to an exemption from United States withholding tax.

                  (c) The Borrowers shall not be required to indemnify any Bank (or Transferee), or to pay any increased amounts to any Bank (or
         Transferee) in respect of any Non-Excluded Tax, pursuant to this subsection 3.10 or otherwise to the extent that (i) any obligation to withhold or deduct amounts with respect to tax existed on the date such Bank (or Transferee) became a party to this Agreement (or, in the case of a Transferee that is a Loan Participant, on the date such Loan Participant became a Loan Participant hereunder) or, with respect to payments to a New Lending Office, the date such Bank (or Transferee) designated such New Lending Office with respect to a Loan; provided, however, that this clause shall not apply to (i) any Transferee or New Lending Office that becomes a Transferee or New Lending Office as a result of an assignment, participation, transfer or designation made at the written request of the Borrower Agent, or (ii) any Bank (or Transferee) that fails to comply in full with the provisions of subsection 3.10(b) hereof.

                  (d) If a Bank (of Transferee) or the Administrative Agent shall become aware that it is entitled to claim a refund from a Governmental Authority in respect of Non-Excluded Taxes as to which it has been indemnified by the Borrowers, or with respect to which the Borrowers have paid increased amounts, pursuant to this section 3.10, it shall promptly notify the Borrower Agent of the availability of such refund claim and shall make the appropriate claim to such Governmental Authority for such refund. If a Bank (or Transferee) or the Administrative Agent receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Non-Excluded Tax as to which it has been indemnified by the Borrowers, or with respect to which the Borrowers have paid increased amounts, pursuant to this subsection 3.10, it shall within 30 days from the date of such receipt pay over such refund to the Borrower Agent, net of all out-of-pocket third-party expenses of such Bank (or Transferee) or the Administrative Agent.

                   3.11 Indemnity. The Borrowers agree to indemnify each Bank and to hold each Bank harmless from any loss or expense (other than the loss of any payments in respect of the Applicable Margin) which such Bank may sustain or incur as a consequence of (a) default by the Borrower Agent in making a borrowing of, conversion into or continuation of LIBOR Loans after the Borrower Agent has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrowers in making any prepayment after the Borrower Agent has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of LIBOR Loans or converting any LIBOR Loans to ABR Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of
          (i) the amount of interest which would have accrued on the amount so prepaid or converted, or not so borrowed, converted or continued, for the period from the date of such prepayment or conversion or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Bank) which would have accrued to such Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the London interbank market (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof, submitted to the Borrower Agent by such Bank shall, absent manifest error, be final and conclusive and binding upon all parties hereto). This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                   3.12  Change of Lending  Office;  Filing of  Certificates  or
          Documents. Each Bank agrees that if it makes any demand for payment, or becomes entitled to any increased amounts, under subsection 3.8,
          3.10 or 3.11(a) or if any adoption or change of the type described in subsection 3.9 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office or file any certificate or document reasonably requested in writing by the Borrower Agent if such action would reduce or obviate the need for the Borrowers to make payments under subsection 3.8, 3.10 or 3.11(a) or would eliminate or reduce the effect of any adoption or change described in subsection 3.9.

                   3.13 Replacement Banks. In the event that the Borrowers become obligated to pay additional amounts or increased amounts to, or receives notice from, any Bank pursuant to subsection 3.8, 3.9 or 3.10 then, unless such Bank has theretofore removed or cured the conditions which result in the obligation to pay such additional amounts or increased amounts, the Borrowers may, on ten (10) Business Days' prior written notice from the Borrower Agent to the Administrative Agent and such Bank, cause such Bank to (and such Bank shall) assign pursuant to subsection 10.15 all of its rights and obligations under this Agreement to another bank or financial institution which is willing to become a Bank (or is a Bank) and is acceptable (which acceptance shall not be unreasonably withheld) to the Administrative Agent, for a purchase price equal to the outstanding principal amount of the Loans payable to such Bank plus any accrued but unpaid interest on such Loans, any accrued but unpaid commitment fees in respect of such Bank's Commitment and any other amounts payable to such Bank under this Agreement (including, without limitation, amounts payable under subsection 3.11).

                   3.14 Subordination of Intercompany Loans.

                           (a) The  Borrowers  acknowledge  and  agree  that the
                  payment of all principal, interest and all other charges with respect to the Intercompany Loans is expressly subordinated, in all respects, to the right of the holders of the Liabilities to the prior payment and satisfaction in full in cash of all of the Liabilities.

                           (b) Upon the occurrence and during continuance of any
                  Default or Event of Default, all payments owed by any Borrower with respect to the Intercompany Loans shall be made directly to the Administrative Agent, for the ratable benefit of the Banks, to retire amounts owed on the Liabilities, and if any such payments are made by or on behalf of any Borrower to the Administrative Agent, then the balance of the principal, interest, fees and other charges outstanding with respect to the Intercompany Loans shall be reduced by the amount of all such payments.

                           (c) In the event of any  Insolvency  or other similar
                  proceeding initiated by or against any Borrower, all claims of the holders of the Intercompany Loans in such proceeding shall be deemed to be assigned to the Administrative Agent, for the ratable benefit of the Banks. The holders of the Intercompany Loans hereby agree to execute all documents that the Administrative Agent requests in order to effectuate such assignment; provided, however, that such assignment shall terminate upon the earlier of (i) the discharge of such Borrower from such Insolvency or other similar proceedings and
                  (ii) payment in full of all of the Liabilities. While such assignment is in effect, and with the prior written consent of the Required Banks, the Administrative Agent shall have the exclusive right to exercise all of the rights of the holders of the Intercompany Loans arising from their claims under such proceedings (including, but not limited to, rights to vote and to accept or reject a proposed plan of reorganization or composition).

                           (d) Upon payment or distribution of any assets of any
                  Borrower in any Insolvency or other similar proceeding initiated by or against such Borrower, whether voluntary or involuntary, all of the Liabilities shall first be paid in full before the holders of the Intercompany Loans shall receive or retain any assets so paid or distributed in respect of any obligation of such Borrower to the holders of the Intercompany Loans for the Intercompany Loans. Any payment or distribution of assets of such Borrower to which the holders of the Intercompany Loans would be entitled shall be paid by such Borrower or by the holders of the Intercompany Loans, any receiver, trustee, assignee for benefit of creditors, agent or other person making such payment of distribution to the Administrative Agent, for the ratable benefit of the Banks, in full prior to any payment or distribution to the holders of the Intercompany Loans.

                           (e) The  holders of the  Intercompany  Loans shall be
                  entitled to the right of subrogation with respect to payments to the Banks made hereunder, but only if the Liabilities shall have been first paid in full in cash and discharged.

 .                 3.15     Fees

                           (a) Closing Fee. On the Closing  Date,  the Borrowers
                  shall pay to the Administrative Agent, on behalf of the Banks, a closing fee (the "Closing Fee") in the amount of Three Hundred Seventy-Five Thousand and 00/100 Dollars ($375,000.00), to be promptly distributed by the Administrative Agent to the Banks, in accordance with the provisions of Annex B.

                            (b) Other Fees.  In addition to the Closing Fee, the
                   Borrowers shall pay to the Administrative Agent, on behalf of both the Documentation Agent and the Administrative Agent, the other fees in the amounts and manner specified in the Fee Letter.

          4. CONDITIONS PRECEDENTCONDITIONS PRECEDENT.

          4.1 Conditions to Effectiveness and Initial Extensions of Credit. The effectiveness of this Agreement and the agreement of each Bank to make the initial Extension of Credit requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such Extension of Credit on the Closing Date, of the following conditions precedent:

                  (a)  Loan  Documents.  The  Administrative  Agent  shall  have received (i) this Agreement, executed and delivered by a duly authorized officer or agent of each Borrower, with a counterpart for the Administrative Agent and each Bank, (ii) for the account of each Bank, a Working Capital Note and a Guidance Note, each conforming to the requirements hereof and executed by a duly authorized officer or agent of each Borrower, (iii) for the account of the Swing Line Bank, a Swing Line Note conforming to the requirements hereof and executed by a duly authorized officer or agent of each Borrower, (iv) the Pledge Agreements, each executed and delivered by a duly authorized officer or agent of each Borrower which is a party thereto, with a counterpart for the Administrative Agent and a conformed copy for each Bank, (v) the Security Agreements, each executed and delivered by a duly authorized officer or agent of each Borrower which is a party thereto, with a counterpart for the Administrative Agent and a conformed copy for each Bank; (vi) each of the Assignments of Receivables and Proceeds, each executed and delivered by a duly authorized officer or agent of each Borrower which is a party thereto, with a counterpart for the Administrative Agent and a conformed copy for each Bank; (vii) the Kentucky Mortgage, executed and delivered by a duly authorized officer of Fine Host, with a counterpart for the Administrative Agent and each Bank; and (viii) the Kentucky Conditional Assignment of Rentals, executed and delivered by a duly authorized officer of Fine Host, with a counterpart for the Administrative Agent and each Bank.


                  (b) Actions to Perfect Liens. The Administrative Agent shall have received evidence in form and substance reasonably satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents shall have been completed (or, to the extent that any such filings, recordings, registrations and other actions shall not have been completed, arrangements satisfactory to the Administrative Agent for the completion thereof shall have been made).

                  (c) Lien Searches. The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent, of the UCC, judgment and tax lien filings which may have been filed with respect to personal property of each Borrower in the jurisdictions set forth in Schedule 4.1(c), and the results of such search shall be satisfactory to the Administrative Agent.

                  (d) Pledged Stock; Stock Powers. The Administrative Agent shall have received the certificates representing the shares pledged pursuant to each of the Pledge Agreements Stock, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor.

                  (e) Authorization Proceedings of Fine Host. The Administrative Agent shall have received, with a counterpart for each Bank, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of Fine Host (and if necessary, its shareholders) authorizing (i) the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, (ii) the Extensions of Credit contemplated hereunder and
         (iii) the granting by it of the Liens created pursuant to the Security Documents to which it is a party, as certified by the Secretary or an Assistant Secretary of Fine Host as of the Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (f) Incumbency Certificate for Fine Host. The Administrative Agent shall have received, with a counterpart for each Bank, a certificate, dated as of the Closing Date, as to the incumbency and signature of the officers of Fine Host executing any Loan Document, reasonably satisfactory in form and substance to the Administrative Agent, and executed by the President or any Vice President and the Secretary or any Assistant Secretary of Fine Host.

                  (g) Charter Documents for Fine Host; Certificate of Corporate Good Standing. The Administrative Agent shall have received the following: (i) the charter or other incorporation documents for Fine Host, as in effect on the Closing Date and as certified by the secretary of state of the state of its incorporation, (ii) the by-laws for Fine Host as in effect on the Closing Date, as certified by a duly authorized officer of Fine Host; and (iii) a certificate of corporate good standing for Fine Host, as issued by the secretary of state of the state of its incorporation.

                  (h) Authorization Proceedings of Other Borrowers. The Administrative Agent shall have received, with a counterpart for each Bank, a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors (and if necessary, its shareholders), the Governing Council or Members, whichever is applicable, of each Borrower (other than Fine Host) authorizing (i) the execution, delivery and performance of the Loan Documents to which it is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents to which it is a party, as certified by the Secretary or an Assistant Secretary of each such Borrower (other than Fine Host) as of the Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

                  (i) Incumbency Certificates for Other Borrowers. The Administrative Agent shall have received, with a counterpart for each Bank, a certificate from each Borrower (other than Fine Host), dated as of the Closing Date, as to the incumbency and signature of the officers or members, whichever is applicable, of each such Borrower (other than Fine Host), reasonably satisfactory in form and substance to the Administrative Agent, and executed by a duly authorized officer or member, whichever is applicable, of each such Borrower (other than Fine
         Host).

                  (j) Charter Documents for Other Borrowers; Certificates of Good Standing. The Administrative Agent shall have received the following: (i) the charter or other organizational documents for each Borrower (other than Fine Host), as in effect on the Closing Date and as certified by the secretary of state of the state of its incorporation or organization, (ii) the by-laws or operating agreement, whichever is applicable, for each Borrower (other than Fine Host) as in effect on the Closing Date, as certified by a duly authorized officer or member, whichever is applicable, of such Borrower (other than Fine
         Host), and (iii) to the extent applicable, a certificate of good standing for each Borrower (other than Fine Host), as issued by the secretary of state of the state of its incorporation or organization.

                  (k) Insurance. The Administrative Agent shall have received evidence in form and substance satisfactory to it that all of the requirements of subsection 6.7 and those sections of the Security Documents requiring the maintenance of insurance shall have been satisfied.

                  (l) Title Insurance Policy - Kentucky Mortgage. The Administrative Agent shall have received with respect to the Kentucky Property a mortgagee's title insurance policy or marked up unconditional binder for such insurance dated as of the Closing Date. Such policy shall (i) be in an amount reasonably satisfactory to the Administrative Agent; (ii) be issued at ordinary rates; (iii) insure that the Kentucky Mortgage creates a valid first Lien on the Kentucky Property free and clear of all defects and encumbrances, except such as may be approved by the Administrative Agent or as otherwise permitted by this Agreement; (iv) name the Administrative Agent for the ratable benefit of the Banks as the insured thereunder; (v) be in the form of ALTA Loan Policy - 1970, if available; (vi) contain such endorsements and affirmative coverage as the Administrative Agent may reasonably request and are customary in transactions of this nature and available without excessive premium and (vii) be issued by a title company satisfactory to the Administrative Agent. The Administrative Agent shall have received evidence satisfactory to it that all premiums in respect of such policy, and all charges for mortgage recording tax, if any, have been paid.


                  (m) Recorded Copies of Kentucky Mortgage and Kentucky Conditional Assignment of Rentals. The Administrative Agent shall have received a date stamped copy of the Kentucky Mortgage and the Kentucky Conditional Assignment of Rentals, each as properly recorded at the Office of the Clerk of Jefferson County, Kentucky.

                  (n) Borrowing Certificate. The Administrative Agent shall have received, with a counterpart for each Bank, a certificate, dated as of the Closing Date, from the Borrower Agent, substantially in the form of Exhibit O, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, executed by the President, Treasurer or any Vice President of the Borrower Agent.

                  (o) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Bank, the following executed legal opinions: (i) the executed legal opinion of Willkie Farr & Gallagher, outside counsel to the Borrowers, substantially in the form of Exhibit P; and (ii) the executed legal opinion of Ellen Keats, Esq., General Counsel to the Borrowers, substantially in the form of Exhibit
         Q. Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

                   (p) Fees. The Administrative Agent shall have received the fees to be received on the Closing Date referred to in subsection 3.15.

          4.2 Conditions to Each Extension of Credit. The agreement of each Bank to make any Extension of Credit requested to be made by it on any date (including, without limitation, its initial Extension of Credit and any subsequent Extensions of Credit requested thereafter), and the agreement of the Issuing Bank to issue any Letter of Credit for which an Application is presented, is subject to the satisfaction of the following conditions precedent:

                  (a) Representations and Warranties. Each of the representations and warranties made by the Borrowers in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

                   (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extension of Credit requested to be made on such date.


                   (c) Financial Condition. No Material Adverse Change shall have occurred at any time or times subsequent to the most recent financial statements of the Borrowers delivered in accordance with the provisions of this Agreement.

                  (d) Senior Priority of Liabilities and Collateral. The Liabilities shall be senior indebtedness of the Borrowers for all purposes; and the Administrative Agent shall have, for the ratable benefit of the Banks, a first priority perfected security interest in all of the Collateral, subject to such Liens as are otherwise permitted by subsection 7.1 of this Agreement.

                  (e) Reimbursement of Costs. The Borrowers shall have paid all costs of the Administrative Agent and the Documentation Agent in connection with the making and closing of the Loans and the issuance of the Letters of Credit (including but not limited to, the fees and expenses of the counsel for the Administrative Agent and the Documentation Agent and as set forth in subsection 6.5).

                   (f)  Approvals.   The  Borrowers   shall  have  received  all
         Approvals and the same shall continue to be in full force and effect as of the Closing Date.

                  (g) Other Requirements. The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent and its counsel, all certificates, orders, authorities, consents, affidavits, schedules, instruments, security agreements, financing statements, mortgages and other documents which are provided for hereunder or under any of the other Loan Documents, and all other information relating to the transaction reasonably requested by the Administrative Agent.

Each borrowing by and Letter of Credit issued on behalf of the Borrower Agent hereunder shall constitute a representation and warranty by the Borrowers as of the date thereof that the conditions contained in this subsection 4.2 have been satisfied.

          4.3 Additional Conditions Precedent for Each Guidance Loan of $1,000,000 or More. The agreement of each Bank to make any Guidance Loan requested to be made by it on any date (including, without limitation, its initial Guidance Loan) in the principal amount of One Million and 00/100 Dollars ($1,000,000.00) or more is also subject to the satisfaction of the following conditions precedent:

                  (a) The Borrower Agent shall submit to the Administrative Agent either at the time such Guidance Loan is requested or prior to consummation of each New Project or Permitted Acquisition, the following: (i) a detailed itemization of the Project Costs of such New Project or Permitted Acquisition, including a separate itemization of the use of all the proceeds of such Guidance Loan, (ii) a certificate of the Chief Executive Officer, Chief Financial Officer or Treasurer of the Borrower Agent, certifying (x) as accurate the detailed itemization of the Project Costs of such New Project or Permitted Acquisition and identifying the capitalization period for such Project Costs, if applicable, and (iii) as to pro forma compliance with the provisions of clause (b) of this subsection 4.3 after giving effect to such New Project or Permitted Acquisition.

                  (b) The Borrowers shall be in compliance with the financial covenants set forth in subsections 7.1, 7.7, 7.9 and 7.10 after giving effect to the requested Guidance Loan; provided that for purposes of determining such compliance, the Adjusted Consolidated EBITDA will be deemed to be the sum of the pro forma Consolidated EBITDA of the combined companies, plus the aggregate amount of all compensation not in the ordinary course of business paid to the owners of such target company in such 12-month period (as set forth in a certificate of the Chief Executive Officer, Chief Financial Officer or Treasurer of Fine
         Host).

                  (c) The historical trailing 12-month Consolidated EBITDA of the acquired business or target company in a Permitted Acquisition, plus the aggregate amount of all compensation not in the ordinary course of business paid to the owners of such target company in such 12-month period (as set forth in a certificate of the Chief Executive Officer, Chief Financial Officer or Treasurer of Fine Host), shall be a positive number at the time of acquisition.

                  (d) The acquired business or target company in a Permitted Acquisition shall be substantially in the same or complementary line of business as one or more of the Borrowers.

                  (e) Any Indebtedness incurred in connection with a Permitted Acquisition (other than Loans or Letters of Credit) be incurred payable to the order of the seller in such Permitted Acquisition and shall constitute
         Subordinated Debt.

         5.       REPRESENTATIONS, WARRANTIES AND COVENANTS.

         In order to induce the Banks to enter into this Agreement and to make the Loans and in order to induce the Issuing Bank to issue the Letters of Credit, the Borrowers jointly and severally represent, warrant and covenant that:

          5.1 Legal  Existence;  Compliance  with Law. Each Borrower (a) is duly organized,  validly  existing  and  (except  for each Joint  Venture  Subsidiary
Borrower)  in  good  standing  under  the  laws  of  the   jurisdiction  of  its
organization, (b) has the power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified or licensed to do business as a foreign corporation or organization, as the case may be, and (except for each Joint Venture Subsidiary Borrower) in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except where the failure to be so qualified and/or in good standing, in the aggregate could not reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Within one hundred twenty (120) days following the Closing Date, each Borrower (other than the Joint Venture Subsidiary Borrowers) shall deliver to the Administrative Agent certificates of foreign qualification from each jurisdiction in which such Borrower does business as a foreign corporation or a limited liability company, whichever is applicable or, in lieu thereof, such other documents or information in respect of any such matter as shall be acceptable to the Administrative Agent.

          5.2 Power; Authorization; Enforceable Obligations. Each Borrower has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and to borrow hereunder. Each Borrower has taken all necessary action to authorize the Extensions of Credit on the terms and conditions of this Agreement and any Notes and to authorize the execution, delivery and performance by it of the Loan Documents to which it is a party. No consent or authorization of, filing (other than those filings of UCC financing statements to be made by the Borrowers in connection with the transactions contemplated by this Agreement, and any and all routine filings to be made from time to time thereafter in order to maintain the effectiveness of such UCC financing statements), notice to or other act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by any Borrower in connection with the Extensions of Credit hereunder or with the execution, delivery or performance by each Borrower or the validity or enforceability with respect to or against any Borrower of the Loan Documents to which it is a party. This Agreement has been, and each other Loan Document will be, duly executed and delivered on behalf of each Borrower that is a party thereto. This Agreement constitutes, and each other Loan Document when executed and delivered will constitute, a legal, valid and binding obligation of each Borrower that is a party thereto enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          5.3 Financial Data. The Borrowers have furnished to the Administrative Agent the audited consolidated financial statements, of Fine Host and its
Subsidiaries as of December 25, 1996 and for the fiscal year then ended, including the report and opinion of Deloitte & Touche LLP, relating thereto (collectively, the "Initial Financial Statements"). All of the material liabilities (actual and contingent) of each Borrower are fully, accurately and completely disclosed in the Initial Financial Statements. The Initial Financial Statements have been and all financial statements to be furnished in accordance with subsection 6.1 will be prepared in accordance with the books and records of the Borrowers and fairly present or will fairly present, as applicable, the financial condition of the Borrowers, taken as a whole, at the dates thereof and the results of operations for the periods indicated (subject, in the case of unaudited financial statements, to normal year-end adjustments, none of which are expected to be material). The Initial Financial Statements have been, and all financial statements to be furnished in accordance with subsection 6.1 will be prepared in conformity with GAAP.

         All information, reports and other papers and data furnished or to be furnished to the Administrative Agent by any Borrower have been and will be, at the time the same are so furnished to the Administrative Agent, accurate and correct in all material respects and complete insofar as completeness may be necessary to give the Administrative Agent a true and accurate knowledge of the subject matter thereof. Since the date of the Initial Financial Statements, there has been no Material Adverse Change.

          5.4 Tangible Assets. Attached as Schedule 5.4 hereto is a list of all of the right, title, and interest of the Borrowers in and to tangible assets, by location and category, as of April 30, 1997, to be supplemented annually by an Acceptable Supplement, with respect to items not previously listed, with an individual book value or estimated fair market value of Twenty-Five Thousand and 00/100 Dollars ($25,000.00) or more.

          5.5 Title to Collateral. Except as disclosed on Schedule 5.5 and except as contemplated in subsection 7.2, all of the Collateral is free and clear of all Liens. Each Borrower has good and valid title to all of the assets reflected on its respective books and records as being owned by it. All Collateral is and shall be kept only at the locations specified on Schedule 5.5, as such Schedule may be supplemented, in writing by the Borrowers from time to time as may be necessary to maintain the accuracy and completeness of the information required to be disclosed therein, which supplement shall be acceptable to the Administrative Agent unless the supplement reflects a Material Adverse Change (any such supplement to any Schedule to this Agreement not indicating a Material Adverse Change or which is otherwise acceptable to the Administrative Agent being referred to as an "Acceptable Supplement"). The Administrative Agent's security interests in, pledge of and mortgages in the Collateral covered by the Loan Documents have been duly perfected and, as necessary, recorded and no security interests, pledges or mortgages shall exist on the Closing Date with respect to such Collateral, other than the security interests, pledges and mortgages granted to the Administrative Agent under the Loan Documents or Liens permitted by this Agreement.

          5.6 Real Property; Leases. All real property owned, leased, or occupied by the Borrowers, and all leases with respect thereto, are disclosed on
Schedule 5.6 attached hereto, as such Schedule may be supplemented in writing by an Acceptable Supplement. Except as set forth in Schedule 5.6 or an Acceptable Supplement, each Borrower enjoys peaceful and undisturbed possession of such property subject to all leases, licenses for occupancy, or occupancy or use agreements of real property, and all such leases, licenses for occupancy, or occupancy or use agreements are valid and subsisting, in full force and effect; to the best knowledge of Borrowers, no material default exists thereunder; and all leases, licenses for use, or agreements for use of personal property are valid and subsisting, in full force and effect, and no material default exists thereunder.

          5.7 Solvency. The Borrowers, taken as a whole, and Fine Host when examined separately, will be able to pay their or its Indebtedness as the same becomes due (including without limitation, all of the Liabilities). Each Borrower (other than Fine Host), when examined separately, to the extent that it receives proceeds of Extensions of Credit and has other Indebtedness, will be able to pay its Indebtedness (including without limitation all of the Liabilities) as the same becomes due; provided, however, that for this purpose, its Indebtedness shall include Liabilities only to the extent of the proceeds of Extensions of Credit received by such Borrower. The Borrowers, taken as a whole, and each Borrower, when examined separately, (1) will have funds and capital sufficient to carry on its business as now conducted or as contemplated to be conducted; (2) owns property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts as they become due, including without limitation, all of the Liabilities (subject in the case of each Borrower (other than Fine Host), to the foregoing proviso); and (3) is not Insolvent and (subject in the case of each Borrower (other than Fine Host), to the foregoing proviso) will not be rendered Insolvent as determined by the Uniform Fraudulent Transfer Act, as adopted and in effect in the Commonwealth of Massachusetts or any other applicable law. The Borrowers, taken as a whole: (1)(A) are not Insolvent on the date hereof; and (B) are not engaged in business or a transaction, or are not about to engage in business or a transaction, for which, taking into account any property remaining with the Borrowers, they would, taken as a whole, have an unreasonably small capital; or
(C) do not intend to incur, or believe that they would incur, Indebtedness that would be beyond the ability of the Borrowers, taken as a whole, to pay as such Indebtedness matures; or (2) are not transferring an interest in any Borrower, or incurring an obligation which, under Section 548 of the Bankruptcy Code (Title 11 of the United States Code), may be avoided. None of the Borrowers (a) is considering the filing of a petition by it under any Insolvency Laws, or the liquidation of all or a major portion of its respective properties; or (b) has any knowledge of any Person contemplating the filing against any of them of any such petition.

          5.8 Tax Liabilities. Each Borrower has filed all Federal, state and local tax reports and returns required by any Law to be filed thereby except for extensions duly obtained, and has paid all taxes, assessments and other governmental charges levied upon each of their respective properties, assets, income or franchises, other than those not yet delinquent and those, not substantial in aggregate amount, reserved against, or those being contested as permitted by subsection 6.4. The charges, accruals and reserves on the books of each Borrower in respect of its taxes are adequate in the opinion of such Borrower, and each Borrower is not subject to any unpaid assessments for additional taxes (other than any such assessments for amounts which would not have a Material Adverse Effect) and do not know of any basis therefor.

         5.9 Loans. Except as disclosed on and set forth in the Initial Financial Statements or on Schedule 5.9 attached hereto or an Acceptable Supplement, and except for trade payables and accrued expenses arising in the ordinary course of the business of the Borrowers since the date of the Initial Financial Statements, none of the Borrowers is obligated on any loans or other Indebtedness for borrowed money as of the Closing Date (other than as permitted under subsection 7.3).

          5.10 Margin Securities. None of the Borrowers owns any margin securities and none of the Loans advanced hereunder will be used for the purpose of purchasing or carrying any margin securities or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase any margin securities or for any other purpose not permitted by Regulation G or U of the Board of Governors. If requested by the Administrative Agent, the Borrowers will furnish the Administrative Agent with a statement in conformity with the requirements of Federal Reserve Form G-1 or U-1 referred to in said Regulation. No part of the proceeds of the Loans to be made hereunder will be used by any Borrower for any purpose which violates, or which is inconsistent with, the provisions of Regulation X of the Board of Governors.

         5.11     Subsidiaries.

                  (a) Attached as Schedule 5.11(a) hereto is a true, complete and accurate list and description of (i) the legal name and address of each Corporate Subsidiary Borrower, (ii) the jurisdiction of incorporation of each such Corporate Subsidiary Borrower, (iii) the total number of authorized shares of Capital Stock of each such Corporate Subsidiary Borrower, (iv) the total number of issued and outstanding shares of Capital Stock of each such Corporate Subsidiary Borrower and the names of the Persons to whom such shares are issued and outstanding. Except as otherwise described in Schedule 5.11(a), there are no outstanding options, warrant agreements, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any unissued or treasury shares of Capital Stock in any such Corporate Subsidiary Borrower.

                  (b) Attached as Schedule 5.11(b) hereto is a true, complete and accurate list and description of (i) the legal name and address of each Joint Venture Subsidiary Borrower, (ii) the jurisdiction of organization of each such Joint Venture Subsidiary Borrower, if applicable, and (iii) the amount of Joint Venture Interests owned by each Borrower. Except as otherwise described in Schedule 5.11(b), there are no outstanding options, warrant agreements, conversion rights, preemptive rights or other rights to which any Borrower is a party to subscribe for, purchase or otherwise acquire any Joint Venture Interests in any such Joint Venture Subsidiary Borrower.

                  (c) Attached as Schedule 5.11(c) hereto is a true, complete and accurate list and description of (i) the legal name and address of each LLC Subsidiary Borrower, (ii) the jurisdiction of organization of each such LLC Subsidiary Borrower, and (iii) the amount of Membership
         Interests  owned by each  Borrower.  Except as  otherwise  described in
         Schedule 5.11(c), there are no outstanding options, warrant agreements, conversion rights, preemptive rights or other rights to which any Borrower is a party to subscribe for, purchase or otherwise acquire any Membership Interests in any such LLC Subsidiary Borrower.

         There are no Subsidiaries other than those Subsidiaries described herein or in an Acceptable Supplement. Except as set forth on Schedules 5.11(a), 5.11(b) and 5.11(c) none of the Borrowers owns or holds, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person other than as disclosed herein, as so supplemented. The Borrowers shall supplement Schedule 5.11(a), Schedule 5.11(b), and Schedule 5.11(c), from time to time as required by Acceptable Supplements.

          5.12 No Material Litigation. Except as disclosed on Schedule 5.12, no judgments are outstanding against any Borrower nor is there now pending or, to the knowledge of any Borrower, threatened, any litigation, contested claim, or federal, state or municipal governmental proceeding by or against any Borrower or, to the best of each of their knowledge after due inquiry, any basis therefor, which litigation, claim or proceeding could reasonably be expected to result in a Material Adverse Effect. The Borrowers shall supplement such schedule with an Acceptable Supplement from time to time which schedule shall be deemed an Acceptable Supplement if all material threatened or pending litigation and proceedings (including but not limited to all material threatened or pending litigation and proceedings between any Borrower and another party to a Facility Agreement) are accurately described therein.

         5.13     SEC Filings.

         (a) None of the registration statements or reports (including, without limitation, reports on Form 10-K, Form 10-Q and Form 8-K) filed by Fine Host with the SEC, as amended, modified or supplemented, from time to time, contained as of the date thereof any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (b) No representation or warranty made by any Borrower herein or in any other certificate furnished from time to time in connection herewith, contains or will contain any misrepresentation of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein (taken as a whole in conjunction with all such documents) not misleading when made. To the best of each Borrower's knowledge, there is no condition specific to the business of the Borrowers which adversely affects, or which would in the future adversely affect, the business, operations, property or financial condition of the Borrowers in a manner which would materially adversely affect the Collateral or the ability of the Borrowers to perform all of their obligations under this Agreement and the other Loan Documents.

          5.14 Material Agreements. Attached as Schedule 5.14 hereto is a true, complete and accurate list of all material agreements as of the Closing Date (including all amendments thereto), oral or written, involving the payment or expenditure of One Hundred Thousand and 00/100 Dollars ($100,000.00) or more (other than sales or purchase orders entered into in the ordinary course of business of any Borrower) (i) to which any Borrower is a party, (ii) by which any assets of any Borrower are bound, or (iii) to which any director, officer, shareholder or Affiliate of any of the foregoing is a party or which any agent of any of the foregoing has entered into, in any such case, on behalf of any Borrower, including without limitation, all leases and management, maintenance, brokerage, supply and service contracts and any contract, agreement or other arrangement providing for the employment of, furnishing of services to or by, any Borrower, any director, officer or shareholder thereof, or any Affiliate of any of the foregoing. A true, correct and complete copy of all of the agreements (including all amendments thereto) as set forth on Schedule 5.14 has previously been furnished to the Administrative Agent. As of the Closing Date, neither any Borrower nor any officer, director, shareholder or Affiliate of any Borrower is in default under any such material agreement which could reasonably be expected to have a Material Adverse Effect. The execution and delivery of the Loan Documents was not and is not a default under of any of the agreements listed on
Schedule 5.14. As of the date hereof, the Borrowers know of no dispute regarding any contract, lease, or commitment which would have a Material Adverse Effect or, to the best of their knowledge, after due inquiry, any basis therefor.

         5.15     Employee Controversies and Employment and Labor Agreements.

         (a) There are no controversies pending or, to the best of the knowledge of the Borrowers after due inquiry, threatened, between any Borrower and any of its employees, other than employee grievances arising in the ordinary course of business which are not, in the aggregate, material to the financial condition, results of operation or business of the Borrowers, taken as a whole. Each Borrower is in compliance with all federal and state laws respecting employment and employment terms, conditions and practices the failure to comply with which could have a Material Adverse Effect. None of the Borrowers has union representation questions, grievances, discrimination or unfair labor practice complaints pending or threatened against it before any state or federal board or agency respecting employment and employment terms, conditions and practices the failure to comply with which could have a Material Adverse Effect or, to the best of their knowledge, after due inquiry, any basis therefor, except as set forth on Schedule 5.15 or on an Acceptable Supplement.

         (b) Except as set forth in Schedule 5.15, (i) none of the Borrowers is a party as of the Closing Date to any outstanding employment agreements or contracts with officers or employees that are not terminable at will, or that provide for the payment of any bonus or commission; (ii) as of the Closing Date, none of the Borrowers is a party to any agreement, policy or practice that requires it to pay termination or severance pay to salaried, non-exempt or hourly employees (other than as required by law); (iii) none of the Borrowers is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Borrowers nor does any Borrower know of any activities or proceedings of any labor union to organize any such employees, except in any such case as may be set forth on an Acceptable Supplement. Each Borrower has furnished to the Agent complete and correct copies of all such agreements ("Employment and Labor Agreements"). None of the Borrowers has breached or otherwise failed to comply in any material respect with any provisions of any Employment and Labor Agreement, and there are no material grievances outstanding thereunder, except in any such case as may be set forth on an Acceptable Supplement.

         5.16     Material Licenses.

         (a) Schedule 5.16(a) attached hereto sets forth, as of the Closing Date, a true and complete list of all material licenses and permits (including, but not limited to, any license relating to alcoholic beverages, beer, wine or liquor (but excluding motor vehicle registrations and licenses or permits (other than liquor licenses) relating to food or tobacco or related services (including those required by health authorities), safety (such as those required for fire protection) or other normal operating matters if such licenses or permits are generally obtainable or renewable by any Borrower in the ordinary course and without material difficulty), franchises, authorizations and approvals issued or granted to each Borrower by the United States, any state or local government, any foreign national or local government, or any department, agency, board, commission, bureau of instrumentality of any of the foregoing (each a "License", and, collectively, the "Licenses"), and all pending applications therefor. Such list contains a summary description of each such License and, where applicable, specifies the date issued, granted or applied for, the expiration date and the current status thereof. Except as set forth in Schedule 5.16(a) attached hereto, each License has been issued to, and duly obtained and fully paid for by, the holder thereof and is valid, in full force and effect, and not subject to any pending or threatened administrative or judicial proceeding to suspend, revoke, cancel or declare such License invalid in any respect. The Borrowers shall supplement Schedule 5.16(a) with an Acceptable Supplement provided with each financial statement required under subsection 6.1(a).

         (b) Each Borrower has all Licenses required, and such Licenses are sufficient and adequate in all respects, to permit the continued lawful conduct of business of each such Borrower in the manner now conducted and the ownership, occupancy and operation of its real property for its present use. Except as set forth in Schedule 5.16(b), attached hereto or as may be set forth in an Acceptable Supplement: (i) none of the Borrowers is in violation of any of the Licenses; (ii) none of the operations of any Borrower is being conducted in a manner that violates any of the terms or conditions under which any License was granted; (iii) none of the Licenses of any Borrower relating to alcoholic beverages, beer, wine or liquor has ever been suspended, revoked or otherwise terminated, or subject to judicial or administrative review, for any reason other than the renewal or expiration thereof nor has any application by any Borrower of any of such Licenses ever been denied; and (iv) no License will in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by the Loan Documents or the Subordinated Debt Documents, if, in any case referred to in clause (i), (ii), (iii) or (iv) above, such matter would result in a Material Adverse Effect.

          5.17 Intellectual Property Rights. Each Borrower possesses and will possess adequate assets, licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles and tradenames to continue to conduct its business as heretofore conducted by it. None of the Borrowers has been charged or, to each of their knowledge, has been threatened to be charged with, any infringement of, nor has any of them infringed on, any unexpired trademark, trademark registration, tradename, patent, copyright, copyright registration, or other proprietary right of any other Person, which infringement could have a Material Adverse Effect.

          5.18 Pension Related Matters. Each Plan maintained by any Borrower or any ERISA Affiliate complies, and has been administered in accordance with its terms and all material applicable requirements of ERISA and of the Tax Code and with all material applicable rulings and regulations issued under the provisions of ERISA and the Tax Code setting forth those requirements. No Reportable Event, Prohibited Transaction or withdrawal from a Multiemployer Plan has occurred and no Accumulated Funding Deficiencies exist with respect to any Plan or Multiemployer Plan which could have a Material Adverse Effect. The Borrowers and each ERISA Affiliate have satisfied all of the funding standards applicable to such Plans and Multiemployer Plans under Section 302 of ERISA and Section 412 of the Tax Code and the PBGC has not instituted any proceedings, and there exists no event or condition which would constitute grounds for the institution of proceedings by the PBGC, to terminate any Plan or Multiemployer Plan under
Section 4042 of ERISA which could have a Material Adverse Effect. Neither the Borrowers nor any ERISA Affiliate has taken any steps to terminate any Plan, which termination could have a Material Adverse Effect. Neither the Borrowers nor any ERISA Affiliate has taken any steps to terminate its participation in any Multiemployer Plan or withdraw from any Multiemployer Plan. The Borrowers and each ERISA Affiliate have made all contributions to each Plan and each Multiemployer Plan to which it has become obligated to contribute as to which the failure to make contributions could have a Material Adverse Effect. The Borrowers are not aware of any assessments or assertions of withdrawal liability against them or any ERISA Affiliate with respect to any Plan or Multiemployer Plan. The aggregate potential withdrawal liability under all Multiemployer Plans to which the Borrowers and each ERISA Affiliate are obligated to contribute is less than an amount which, if all such liabilities were incurred, could have a Material Adverse Effect.

          5.19 Environmental Matters. Except as disclosed on Schedule 5.19, as supplemented by any Acceptable Supplement: (a) each Borrower has complied in all material respects with Environmental Laws regarding transfer, construction on and operation of the business and property, including but not limited to notifying authorities, observing restrictions on use, transferring, modifying or obtaining permits, licenses, approvals and registrations, making required notices, certifications and submissions, complying with financial liability requirements, Managing Hazardous Substances, and Responding to the presence or Release of Hazardous Substances connected with operation of its business or property; (b) none of the Borrowers has any material contingent liability with respect to the Management of any Hazardous Substance; (c) during the term of this Agreement, none of the Borrowers shall, nor shall any Borrower permit others to, manage, whether on or off the property of any Borrower, Hazardous Substances except in full compliance with Environmental Laws; (d) each Borrower shall take prompt action in full compliance with Environmental Laws to Respond to the on-site or off-site Release of Hazardous Substances connected with operation of its business or property; (e) none of the Borrowers has received any Environmental Notice; and (f) to the best of the knowledge of the Borrowers, no conditions exist on property owned or leased, or previously owned or leased, by any Borrower which would result in issuance of an Environmental Notice to any Borrower. Any supplemental Schedule 5.19 filed shall be deemed to be an Acceptable Supplement with respect to Environmental Notices if it reflects all Environmental Notices which would result in a Material Adverse Effect and any Environmental Notice from any governmental agency or authority.

          5.20 Broker's Fee. None of the Borrowers is in any way obligated to any Person in respect of any finder's or broker's fee or similar commission in connection with the transactions contemplated by this Agreement. Each of the Borrowers agrees to indemnify the Agents and the Banks and hold the Agents and the Banks harmless from and against any claims for any such fee or commission by any such Person.

          5.21 Securities Matters. The making of the Loans hereunder, the application of the proceeds and repayment thereof by the Borrowers and the consummation of the transactions contemplated by this Agreement have not and will not violate any provision of any federal or state securities statutes, rules or regulations, or any order issued by the SEC (collectively, "Securities Laws"). None of the Borrowers has issued any securities in violation of any Securities Law. Promptly upon the filing thereof, each such Borrower shall deliver to the Administrative Agent a true and complete copy of each statement, document and report, periodic or otherwise, filed pursuant to any Securities Law. The Borrowers agree to indemnify the Agents and the Banks and hold the Agents and the Banks harmless from and against the claims of any Person in connection with the violation or alleged violation by any Borrower of any Securities Laws.

          5.22 Disclosure. No written information provided or statements made by any of the Borrowers, or any other Affiliate of any Borrower in connection with this transaction, or any of the representations and warranties to the Banks herein or in any of the Loan Documents contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Borrowers have disclosed to the Administrative Agent in writing, every fact of which they are aware (other than those relating to general economic matters or matters of public knowledge) which, insofar as the Borrowers can reasonably foresee, might materially and adversely affect the business prospects, operations or financial condition of the Borrowers taken as a whole or the ability of each of the Borrowers to perform their respective obligations hereunder or under any other Loan Documents.

         5.23. Facility AgreementsFacility Agreements. The Borrower Agent shall submit to the Administrative Agent within 10 days after the date of consummation of each New Project or Permitted Acquisition, as the case may be, (i) a copy of the related Facility Agreement if it exists, or, if it does not exist, the proposed form of the Facility Agreement which will be in effect upon the commencement of its term, and (ii) copies of all market studies, pro forma financial statements and business plans and studies prepared in connection with such New Project or Permitted Acquisition.



         5.24 Security DocumentsSecurity Documents. The provisions of the Security Documents executed or to be executed by each Borrower in favor of the Administrative Agent shall, upon the due execution and delivery thereof in accordance herewith, together with the making of all filings and recordings in locations required by subsection 4.1(b) and the taking of possession of the Collateral in accordance with the provisions of the Security Documents, be effective to create, in favor of the Administrative Agent, for the ratable benefit of the Banks, a valid and perfected first priority Lien in all right, title and interest of each such Borrower in and to the Collateral, subject to such Liens which are otherwise permitted by this Agreement and the other Loan Documents.


         5.25 Subordinated DebtSubordinated Debt. Attached as Schedule 5.25 hereto is a true, correct and complete description of all of the Subordinated Debt, as of the Closing Date, to be supplemented quarterly by an Acceptable Supplement. Each of the Borrowers hereby covenants to perform, comply with and be bound by for the ratable benefit of the Banks at all times all of its agreements, covenants, and obligations in the Subordinated Debt Documents. Each of the Borrowers will not, without the consent of the Required Banks, permit any modification or waiver of or change in any subordination provisions contained in any of the Subordinated Debt Documents.

         6.       CERTAIN AFFIRMATIVE COVENANTS.

The Borrowers jointly and severally covenant and agree, so long as the Commitments remain in effect or any amount is owing to any Bank, the Administrative Agent or the Documentation Agent hereunder or under any other Loan Document or any Letter of Credit remains outstanding, that:

          6.1 Financial Statements. Each Borrower shall keep proper books of record and account in which full and true entries will be made of all dealings or transactions of or in relation to the business and affairs of each such Borrower, in accordance with GAAP, and the Borrower Agent shall cause to be furnished to the Administrative Agent, and upon receipt, the Administrative Agent shall promptly furnish to the Banks as soon as reasonably practicable, copies of the following financial statements, reports and information, all in accordance with the notice provisions of subsection 10.12:

         (a) as soon as they become available and are filed with the SEC, but in any event within fifty (50) days after the close of each fiscal quarter (other than the last fiscal quarter) of the Borrowers, consolidated balance sheets at the close of such fiscal quarter, and consolidated statements of income, stockholders' equity and cash flows for such fiscal quarter and for the period commencing at the close of the previous fiscal year and ending with the close of such fiscal quarter of the Borrowers (with comparable information at the close of and for the corresponding fiscal quarter of the prior fiscal year and for the corresponding portion of such prior fiscal year), certified by the Chief Executive Officer, Chief Financial Officer or Treasurer of the Borrower Agent (provided that the requirements of this clause (a) for any fiscal quarter may be satisfied by delivery of a copy of Fine Host's Quarterly Report on Form 10-Q for such quarter);

         (b) as soon as they become available and are filed with the SEC, but in any event within ninety-five (95) days after the close of each fiscal year of the Borrowers, consolidated balance sheets at the close of such fiscal year, and consolidated statements of income, stockholders' equity and cash flows for such fiscal year (with comparable information for the prior fiscal year), in each case as audited (without any Impermissible Qualification) by a firm of independent public accountants of nationally recognized standing acceptable to the Administrative Agent (provided that the requirements of the foregoing provisions of this clause (b) for any fiscal year may be satisfied by delivery of a copy of Fine Host's Annual Report on Form 10-K for such year), together with a certificate from such accountants to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default or Event of Default that has occurred and is continuing, or, if they have become aware of such Default or Event of Default, describing such Default or Event of Default;

         (c) as soon as it becomes available, but in any event within thirty-five (35) days after the close of each fiscal month of the Borrowers, an Operating Results and Comparison Schedule as to contract and venue performance for such fiscal month, in substantially the form delivered by the Borrower Agent to the Administrative Agent prior to the Closing Date;

         (d) as soon as it becomes available, but in any event within fifty (50) days after the close of each fiscal year of the Borrowers, a budget for the next succeeding fiscal year of the Borrowers, which budget shall be prepared on a fiscal month basis and shall contain a projected consolidated balance sheet and statements of earnings and cash flows of the Borrowers for such succeeding fiscal year, certified by the Chief Executive Officer, Chief Financial Officer or Treasurer of the Borrower Agent;

         (e) concurrently with the delivery of the financial statements referred to in subsections 6.1(a) and (b), a certificate from the Chief Executive Officer, Chief Financial Officer or Treasurer of the Borrower Agent, (i) stating that, to the best of such officer's knowledge, and except as specified in such certificate, no Default or Event of Default has occurred and is continuing, and there does not now exist any circumstance or set of facts, which with the passage of time or the giving of notice or both, would constitute or result in a Default or an Event of Default, and (ii) setting forth in reasonable detail the calculations required to determine compliance with subsection 7.1;

         (f) promptly, but in any event within five (5) days after any Borrower obtains knowledge of any of the following, a statement of the Chief Executive Officer, Chief Financial Officer or Treasurer of the Borrower Agent setting forth in reasonable detail the nature thereof and the action which the Borrowers have taken and propose to take with respect thereto: (i) the occurrence of any litigation, arbitration or governmental investigation or proceeding not previously disclosed by the Borrowers pursuant hereto which has been instituted or, to the knowledge of any Borrower, is threatened against, any Borrower or to which any of its properties, assets or revenues is subject which, if adversely determined, might have a Material Adverse Effect; (ii) the occurrence of any circumstance which has a reasonable likelihood of having a Material Adverse Effect; (iii) any material adverse development which shall occur in any litigation, arbitration or governmental investigation or proceeding previously disclosed by any Borrower; (iv) the occurrence of any Default; and (v) the occurrence of a Reportable Event (as defined in ERISA) under, or the institution of steps by the Borrower or any of its Subsidiaries to withdraw from, or the institution by the PBGC or otherwise of any steps to terminate, any employee benefit plan covered by Title IV of such Act;

         (g) promptly upon the receipt thereof and in any event within ten (10) Business Days, copies of all detailed management reports submitted to any Borrower by its independent public accountants;

         (h) as soon as it becomes  available,  but in any event within  fifteen
(15) days of delivery to any Borrower, a copy of any management or other letter issued by a public accounting firm or other management consultants with respect to the financial or accounting systems or controls of the Borrowers;

         (i) the response of any Borrower to any of the matters referenced in any letter issued by a public accounting firm or other management consultants with respect to the financial or accounting systems or controls of such Borrower at such time as such Borrower delivers such response to such firm or consultants, and upon receipt by such Borrower of any reply thereto, a copy thereof to the Administrative Agent;

         (j) as soon as they become available,  but in any event, within fifteen
(15) days after the issuance thereof, Fine Host shall furnish to the Administrative Agent copies of such other financial statements, proxy material and reports as it shall send or make available to its stockholders, and promptly upon the filing thereof, copies of all reports and materials which any Borrower files with any governmental commission (including, without limitation, the SEC), department or agency or with any domestic or foreign stock exchange or with the NASDAQ, including without limitation, copies of (i) any registration statements, prospectuses and any amendments and supplements thereto, and any regular and periodic reports (including, without limitation, reports on Form 10-K, Form 10-Q and Form 8-K) filed by any Borrower with the SEC or any domestic or foreign stock exchange or with the NASDAQ; and (ii) any letters of comment or correspondence with respect to filings or compliance matters sent to any Borrower by any such governmental commission (including without limitation, the SEC), department or agency or any such domestic or foreign stock exchange or the NASDAQ; provided that the foregoing provisions shall not apply to reports, materials, letters or correspondence (other than those filed with or received from the SEC) filed or received by any Borrower in the ordinary course of business or which otherwise do not involve matters that could result in a Material Adverse Effect; and

         (k) such other information with respect to the financial condition, business, property, assets, revenues and operations of any Borrower as the Administrative Agent may from time to time reasonably request.

         All financial statements delivered to the Administrative Agent pursuant to the requirements of this subsection 6.1(except where otherwise expressly indicated) shall be prepared in accordance with GAAP on a consolidated basis. The Administrative Agent and the Banks acknowledge that Fine Host is a reporting company under the Securities Exchange Act of 1934, as amended, and that its common stock is publicly traded, and agree to keep all information acquired pursuant to this subsection 6.1 or under any other provision of the Loan Documents, or as a result of any inspection conducted in accordance with subsection 6.2 below, confidential; provided that the Banks may, in their sole discretion, communicate such information (t) to any holder of Subordinated Debt,
(u) with the prior consent of the Borrower Agent (not to be unreasonably withheld), to any other Person in accordance with its customary practices relating to routine trade inquiries, (v) to any court or regulatory authority having jurisdiction over the Banks or any of them or as required by law or legal process, (w) to any other Person in connection with the Banks' sale of any interests or participations in the Liabilities, (x) to any other Person in connection with any litigation involving any Borrower and any Bank, (y) to counsel, auditors or other professional advisors and to affiliates of any of the Banks or (z) to any other Person in connection with the exercise of the Administrative Agent's or the Banks' rights hereunder or under any of the other Loan Documents, it being the intent of this sentence not to create rights in and to such documents to any Person other than the Administrative Agent and the Banks; provided that the foregoing restrictions shall not apply to any information that Fine Host has made publicly available. The Borrowers authorize the Administrative Agent to discuss the financial condition of the Borrowers with the independent certified public accountants for the Borrowers and agree that such discussion or communication shall be without liability to the Administrative Agent or the Banks. Upon the Administrative Agent's review of any management or other letter issued by a public accounting firm or other management consultants, the Borrowers agree to address, in a manner reasonably satisfactory to the Administrative Agent, any matter addressed therein or explain, to the Administrative Agent's reasonable satisfaction, the positions of the Borrowers with respect thereto why such matter will not be addressed.

     6.2 Inspection. The Administrative Agent and/or the Banks shall have the right, from time to time hereafter upon reasonable notice, to call at any Borrower's place of business (or any other place where the Collateral or any information relating thereto is kept or located) during ordinary business hours, and, without hindrance or delay (except to the extent that the rights of third parties would be violated or unless an order from a competent court is issued allowing enforcement of the Administrative Agent's rights despite the alleged violation of the rights of such third parties), (a) to inspect, audit, check and make copies of and extracts from any Borrower's books, records, journals, orders, receipts and any correspondence and other data relating to any Borrower's business or to any transactions between the parties hereto, (b) to make such verification concerning the Collateral as the Administrative Agent may consider reasonable under the circumstances, and (c) to discuss the affairs, finances and business of any Borrower with any officers, employees or directors of the Borrower.

     6.3 Conduct of Business. Except as provided herein, each Borrower shall maintain its legal existence, shall maintain in full force and effect all licenses, permits, authorizations, bonds, franchises, leases, patents, contracts, and other rights necessary or desirable to the profitable conduct of its respective business, shall continue in, and shall limit its operations to, the same or complementary general lines of business as those currently conducted (which is providing catering or concession services at recreational and leisure facilities, convention centers, schools and institutions) and comply with all applicable Laws, except for such Laws the violation of which would not, in the aggregate, have a Material Adverse Effect. None of the Borrowers shall permit any default by any Borrower to occur under any mortgage or other Lien that encumbers any real property leased by any Borrower. Each Borrower shall maintain, preserve and protect all trade names, trade marks, copyrights and patents and all other property necessary to the conduct of each of its businesses and keep all tangible property in good repair, working order and condition, ordinary wear and tear excepted.

     6.4 Claims and Taxes. Each Borrower agrees to indemnify and hold the Administrative Agent and the Banks harmless from and against any and all claims, demands, liabilities, losses, damages, penalties, costs, and expenses (including reasonable attorneys' and other professionals' fees and disbursements) relating to or in any way arising out of the possession, use, operation or control of the assets of any Borrower (other than any such claims, demands, liabilities, losses, damages, penalties, costs or expenses attributable to the gross negligence or wilful misconduct of the Administrative Agent or the Banks or any of their respective officers, directors, employees or agents). The Borrowers shall pay or cause to be paid all license fees, bonding premiums and related taxes and charges, and pay or cause to be paid all of the real and personal property taxes of any Borrower, all assessments and charges of any Borrower, and all franchise, income, unemployment, use, excise, old age benefit, withholding, sales and other taxes and other governmental charges assessed against any Borrower, or payable by any Borrower, at such times and in such manner as to prevent any penalty from accruing or any Lien from attaching to its property; provided however that the Borrowers shall have the right to contest in good faith, by an appropriate proceeding promptly initiated and diligently conducted, the validity, amount or imposition of any such tax, assessment or charge, and upon such good faith contest, to delay or refuse payment thereof, if (a) the applicable Borrower establishes adequate reserves, in accordance with GAAP, to cover such contested taxes, assessments or charges, and (b) such contest does not have a Material Adverse Effect, or a material adverse effect on the priority or value of the Administrative Agent's Lien on the Collateral.

     6.5 Costs and Expenses of Agents and Banks as Additional Liabilities. The Borrowers shall reimburse the Agents for all reasonable expenses and fees paid or incurred by the Agents in connection with (a) the documentation, negotiation and closing of the Loans and other transactions described herein and in the other Loan Documents, and (b) any amendment, waiver or consent executed in connection with this Agreement or any of the other Loan Documents. The Borrowers shall also reimburse each of the Agents and the Banks for all reasonable expenses and fees paid or incurred by the Banks and the Agents in connection with the enforcement or preservation of the rights of any of the Agents or the Banks under this Agreement and any of the other Loan Documents (including without limitation appraisal, stamp, document, transfer filing and recording fees and the reasonable fees and expenses of the auditors, attorneys and paralegals of the Agents and the Banks). All such costs and expenses incurred by the Agents and the Banks with respect to the documentation, negotiation, enforcement, collection and protection of the interests of the Administrative Agent in the Collateral (including without limitation the cost of such equipment and real estate appraisals and environmental update inspections as may hereafter be reasonably required by the Administrative Agent), shall be additional Liabilities, payable on demand or otherwise repaid as provided herein, and secured by the Collateral. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

     6.6 Insurance. Each Borrower shall, at its expense, maintain with reputable, financially sound insurance companies, insurance with respect to its properties and business against such liabilities and contingencies and of such types and in such amounts as is customary in accordance with prudent business practice in the case of similar businesses in similar locations, and are reasonably acceptable to the Administrative Agent (including without limitation, public liability insurance, third party property damage insurance and liquor liability insurance). All such policies of insurance shall be in form and substance reasonably satisfactory to the Administrative Agent and shall have deductibles not exceeding Twenty-Five Thousand and 00/100 Dollars ($25,000.00). The Borrower Agent shall deliver to the Administrative Agent the original (or a certified copy) of each policy of insurance for each Borrower and evidence of payment of all premiums therefor. All of the policies of insurance pertaining to each such Borrower's assets shall contain an endorsement, in form and substance reasonably satisfactory to the Administrative Agent, showing all losses payable to the Administrative Agent as provided below in this subsection 6.6; provided, that such policies may show loss payees in addition to the Administrative Agent in connection with the lease or purchase money financing of equipment or real estate by each such Borrower and if such other loss payees have no interest in the proceeds of any loss relating to the Collateral, other than the specific assets that are the subject of such lease or purchase money financing. Such endorsement, or an independent instrument furnished to the Administrative Agent, shall provide that such insurance company will give the Administrative Agent at least thirty (30) days' prior written notice before any such policy or policies of insurance shall be altered or cancelled and that no act or default of any Borrower shall affect the right of the Administrative Agent to recover under such policy or policies of insurance in case of loss or damage. All insurance policies referred to in this subsection 6.6 shall name the Administrative Agent as an additional loss payee with respect to all claims relating to the Collateral resulting in payments of Five Hundred Thousand and 00/100 Dollars ($500,000.00) or less, and as additional insured and sole loss payee in respect of each claim relating to the Collateral resulting in a payment under any such insurance policy exceeding Five Hundred Thousand and 00/100 Dollars ($500,000.00). Provided that no Default or Event of Default then exists, the Administrative Agent agrees promptly upon its receipt thereof, to pay over to the Borrower Agent the proceeds of such payment to enable the Borrowers to repair, restore, or replace the Collateral subject to such claim. To the extent that the Borrowers elect not to repair, restore or replace such Collateral, any such proceeds in excess of Five Hundred Thousand and 00/100 Dollars ($500,000.00) shall be deposited with the Administrative Agent, which deposit shall be invested by the Administrative Agent in Cash Equivalents and shall be held by the Administrative Agent as additional Collateral for the Liabilities. If the Borrower Agent certify to the Administrative Agent, on or prior to thirty
(30) days after receipt by any Borrower of such insurance proceeds that the Borrowers intend to use such insurance proceeds to construct replacement property or repair the damaged property within three hundred sixty-one (361)
days after the receipt of such insurance proceeds, the Administrative Agent shall, if no Default has occurred and is then continuing, release to the Borrower Agent that part of the insurance proceeds to be used for the aforementioned purposes. To the extent that the Borrower Agent does not provide such certification, all of such insurance proceeds shall be used by the Administrative Agent to prepay in full to the extent possible the Guidance Loans for the facility to which such insurance proceeds are applicable, with any remaining proceeds to be used to prepay other Guidance Loans in accordance with subsection 3.1(b). In addition, if any of the insurance proceeds previously released are not in fact applied in the manner specified in such certification, the Borrowers shall pay to the Administrative Agent, on which the date which is three hundred sixty-one (361) days after the receipt of such insurance proceeds by any Borrower, an amount equal to the insurance proceeds released by the Administrative Agent to the Borrowers pursuant to this subsection 6.6 (less amounts actually spent for the purposes specified in such certification) and such amount shall be applied to the prepayment of the Guidance Loans in accordance with subsection 3.1(b). All such proceeds otherwise on deposit with the Administrative Agent on the date which is three hundred sixty-one (361) days after receipt of such insurance proceeds by any Borrower shall also be used by the Administrative Agent to prepay in full to the extent possible the Guidance Loans for the facility to which such insurance proceeds are applicable, with any remaining proceeds to be used to prepay other Guidance Loans in accordance with subsection 3.1(b). In addition, such proceeds may also be used, in the Administrative Agent's sole discretion, to meet the obligation of the Borrowers to reimburse the Banks as a result of any draw under any Letter of Credit. The Administrative Agent shall apply any such proceeds not so used first to amounts due under the Guidance Loans, and if any proceeds should remain thereafter, to the reduction of the Liabilities in such manner as the Administrative Agent shall determine. If a Default or an Event of Default exists, the Administrative Agent shall (a) hold the proceeds of such payment as additional Collateral for the Loans until such Default or Event of Default shall no longer exist and then, subject to the foregoing provisions of this subsection 6.6, pay over the same to the Borrower Agent for the repair, restoration, or replacement of the Collateral subject to such claim. The Borrowers hereby direct all insurers under such policies of insurance to pay all proceeds of insurance policies directly to the Administrative Agent as and to the extent set forth above. The Borrowers irrevocably make, constitute and appoint the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as the true and lawful attorney-in-fact of each such Borrower for the purpose, after and during the continuance of a Default or an Event of Default, of making, settling and adjusting claims under all such policies of insurance, endorsing the name of any Borrower on any check, draft, instrument or other item of payment received by any Borrower or the Administrative Agent pursuant to any such policies of insurance and making all determinations and decisions with respect to such policies of insurance. If any Borrower, at any time or times hereafter, shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, then the Administrative Agent, without waiving or releasing any obligation or default by any Borrower hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Administrative Agent deems advisable, and the amount so expended, together with interest thereon at the rate applicable to the Guidance Loans, shall be part of the Liabilities, payable on demand or otherwise repaid as provided herein and secured by the Collateral. Notwithstanding anything in this subsection 6.6 to the contrary, in the event insurance proceeds result from a casualty to property used in connection with a Facility Agreement, and such Facility Agreement is no longer in force as of the date of payment of insurance proceeds by the insurer or before such proceeds are used to repair, replace or restore such property, then the full amount of such proceeds (up to the outstanding amount of any Guidance Loan related to such Facility Agreement), shall be paid to the Administrative Agent to retire such Guidance Loan, before the application of the other provisions of this subsection 6.6.

     6.7 Pension Plans. Each Borrower shall, and shall (to the extent within the control of any Borrower) cause each ERISA Affiliate to, (a) make contributions to all of the Plans (including any Multiemployer Plans) in a timely manner and in a sufficient amount to comply with the requirements of ERISA; (b) comply with all material requirements of ERISA and the Tax Code which relate to such Plans and Multiemployer Plans, the failure to comply with which would if applicable to such Borrower or any ERISA Affiliate, have a Material Adverse Effect; (c) notify the Administrative Agent immediately upon receipt by such Borrower of any notice of the institution of any proceeding or other action which may result in the termination of any Plans or Multiemployer Plans; and (d) immediately notify the Administrative Agent of the occurrence of an ERISA Termination Event. None of the Borrowers shall fail to make any payments to any Multiemployer Plan that any Borrower or any ERISA Affiliate of any Borrower under ERISA may be required to make under any agreement relating to any Multiemployer Plan or any Law pertaining thereto except any payments being contested in good faith with respect to which any such Borrower has established adequate reserves.

     6.8 Notice of Suit. The Borrower Agent shall, as soon as possible, and in any event within five (5) Business Days after the Borrower Agent learns thereof, give written notice to the Administrative Agent of any proceeding(s) being instituted or threatened to be instituted by or against any Borrower in any federal, state, local or foreign court or before any arbitration or mediation panel, commission or other regulatory body (federal, state, local or foreign); provided, that the Borrower Agent shall not be required to notify the Administrative Agent of any such proceeding instituted or threatened to be instituted unless such proceeding could, individually, or when aggregated with other outstanding proceedings, if adversely determined, have a Material Adverse Effect.

     6.9 Environmental Notices. The Borrowers shall promptly notify and furnish the Administrative Agent with a copy of any and all Environmental Notices which would result in a Material Adverse Effect and any Environmental Notice from any Governmental Authority which is received by any Borrower. The Borrowers shall take prompt and appropriate action in response to any and all such Environmental Notices and shall promptly furnish the Administrative Agent with a description of the Borrowers' response thereto.

     6.10 Use of Proceeds. Proceeds of the Loans shall be used solely for the business purposes of the Borrowers, in accordance with the terms and provisions of this Agreement and the other Loan Documents.

     6.11 Maintenance of Liens of Security Documents. The Borrowers will promptly, upon the reasonable request of the Administrative Agent, at the sole expense of the Borrowers, execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Security Documents or otherwise reasonably deemed by the Administrative Agent necessary or desirable for the continued validity, perfection and priority of the Liens on the Collateral covered thereby.

     6.12 Pledge of After Acquired Property; Additional Subsidiaries. nal Subsidiaries

         (a) If at any time following the Closing Date, any Borrower shall acquire property of any nature whatsoever having a value in excess of One Hundred Thousand and 00/100 Dollars ($100,000.00) which is intended by the terms of the applicable Security Document to be, but is not, subject to the Liens created by the Security Documents, such Borrower shall, as soon as possible and in no event later than thirty (30) days after the relevant acquisition date and, to the extent permitted by applicable law, grant to the Administrative Agent for the ratable benefit of the Banks a first priority (subject to Liens permitted under subsection 7.2) Lien (to the extent that such Borrower is then permitted to grant such a Lien) on such property as collateral security for the Liabilities pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent. The Borrowers, at their own expense, shall execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record in an appropriate governmental office, any document or instrument (including legal opinions, title insurance, consents and corporate documents) and take all such actions reasonably deemed by the Administrative Agent to be necessary or desirable to ensure the creation, priority and perfection of such Lien.

         (b) The Borrowers shall, at the expense of the Borrowers, cause each new Subsidiary created or acquired after the Closing Date, to execute and deliver to the Administrative Agent, within ninety (90) days after the creation or acquisition of such new Subsidiary, the following agreements and documents, all in form and substance reasonably satisfactory to the Administrative Agent:

                  (i) a certain joinder and assumption agreement by and between each such new Subsidiary, the Banks, the Administrative Agent and the Documentation Agent, pursuant to which, among other things, each such new Subsidiary shall (A) join in this Agreement and all of the Notes and assume all of the Liabilities hereunder and thereunder, all as fully and completely as though each such new Subsidiary was an original Borrower hereunder; (B) make, to the Banks, the Administrative Agent and the Documentation Agent, all of the representations, warranties and covenants described in this Agreement and the Notes which have made hereunder and thereunder by the Borrowers; and (C) agree to be bound by and to observe all of the terms and conditions of this Agreement and the Notes, jointly and severally with all of the Borrowers;

                  (ii) a certain security agreement, pursuant to which, among other things, such new Subsidiary shall grant to the Administrative Agent, for the ratable benefit of the Banks, a security interest in all of its assets, together with any and all UCC financing statements which the Administrative Agent deems necessary and appropriate in order to perfect its security interests in such assets;

                  (iii) a certain assignment of receivables and proceeds, pursuant to which, among other things, such new Subsidiary shall assign to the Administrative Agent, for the ratable benefit of the Banks as additional collateral all of its rights, title and interests in Net Contract Proceeds; and

                  (iv) such other agreements, documents, financing statements, instruments, opinions and certificates and completion of such other matters, as the Administrative Agent may reasonably deem necessary or appropriate.

         Each Borrower which holds an equity interest in such new Subsidiary shall promptly execute and deliver, a pledge agreement, providing for the pledge of One Hundred Percent (100%) of such equity interest to the Administrative Agent for the ratable benefit of the Banks.

         7.   CERTAIN NEGATIVE COVENANTS.

         The Borrowers jointly and severally covenant and agree, so long as the Commitments remain in effect or any amount is owing to any Bank, the Administrative Agent or the Documentation Agent hereunder or under any other Loan Document or any Letter of Credit remains outstanding, that:

          7.1 Financial Covenants. Unless the Required Banks shall otherwise agree in writing, the Borrowers shall not:

         (a) Ratio of Consolidated Debt to Adjusted Consolidated EBITDA. Permit for any period of four consecutive fiscal quarters (to be tested as of the last day of each fiscal quarter, commencing with the fiscal quarter ending September 24, 1997) the ratio of their Consolidated Debt for such period to their Adjusted Consolidated EBITDA for such period to be more than 2.75 to 1.00.

         (b) Ratio of Consolidated EBITDA of the Borrowers to Consolidated Cash Interest Expense of the Borrowers. Permit for any period of four consecutive fiscal quarters (to be tested as of the last day of each fiscal quarter, commencing with the fiscal quarter ending September 24, 1997) the ratio of the Consolidated EBITDA of the Borrowers for such period to the Consolidated Cash Interest Expense of the Borrowers for such period to be less than 4.00 to 1.00.

         (c) Minimum Consolidated EBITDA of the Borrowers. Permit the Consolidated EBITDA of the Borrowers at the end of any fiscal quarter, commencing with the fiscal quarter ending September 24, 1997, to be less than Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00).

         (d) Maintenance of Net Worth. Permit Consolidated Net Worth at the end of any fiscal quarter ending after March 26, 1997 to be less than the sum of (i) One Hundred Seven Million and 00/100 Dollars ($107,000,000.00), plus (ii) all Net Proceeds received by any Borrower upon the issuance, after the Closing Date, of any additional Capital Stock of such Borrower, plus (iii) Seventy-Five Percent (75%) of the aggregate Consolidated Net Income for each fiscal quarter ending after the Closing Date.

          7.2 Encumbrances. Each Borrower shall not create, incur, assume or suffer to exist, any Lien or other encumbrance of any nature whatsoever on any of its assets, including without limitation the Collateral, other than: (a) Liens securing the payment of taxes, either not yet due or the validity of which is being contested in good faith by appropriate proceedings, and as to which the applicable Borrower shall, if appropriate under GAAP, have set aside on its books and records adequate reserves; provided that such contest does not have a Material Adverse Effect; (b) deposits under worker's compensation, unemployment insurance, social security and other similar Laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business, and Liens securing judgments that have not resulted in an Event of Default under clause (d) of subsection 8.1 hereof; (c) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen or suppliers incurred in the ordinary course of business for sums not yet delinquent; (d) Liens in favor of the Administrative Agent and the Banks; (e) purchase money security interests arising in connection with Equipment or real estate purchases or lease financings made as permitted by this Agreement, not to exceed an aggregate of Five Million and 00/100 Dollars ($5,000,000.00) outstanding at any time; (f) Liens described on Schedule 7.2; and (g) Liens other than those permitted in subsections 7.2(a) through (f), inclusive, securing obligations in an aggregate outstanding amount of no more than Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00).

          7.3 Indebtedness. Each Borrower shall not incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any Indebtedness, except: (a) the Liabilities; (b) trade obligations and normal accruals in the ordinary course of business not yet due and payable, or with respect to which the applicable Borrower is contesting in good faith the amount or validity thereof by appropriate proceedings, and then only to the extent that the applicable Borrower has set aside on its books adequate reserves therefor, in accordance with GAAP; (c) purchase money Indebtedness incurred to finance the purchase or lease of Equipment or real estate, not to exceed an aggregate of Five Million and 00/100 Dollars ($5,000,000.00) outstanding at any time, (d) Indebtedness of any Borrower to any other Borrower; (e) unsecured guaranties made by any Borrower in connection with a New Project or Permitted Acquisition; provided, however, that the total amount of such guaranties shall not exceed Five Million and 00/100 Dollars ($5,000,000.00) in the aggregate at any time outstanding; (f) Indebtedness of any Borrower in respect of performance, bid or similar bonds related to Facility Agreements, in a principal amount not to exceed Twenty Million and 00/100 Dollars ($20,000,000.00) in the aggregate at any time; (g) Subordinated Debt; (h) other Indebtedness incurred after the Closing Date in an aggregate principal amount outstanding at any time not to exceed Two Million and 00/100 Dollars ($2,000,000.00); and (i) Indebtedness existing on the Closing Date and reflected on Schedule 7.3.


          7.4 Mergers and Consolidations. Except as allowed under subsection 7.5, each Borrower shall not enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve (or suffer any liquidation or dissolution), or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its business, property or tangible or intangible assets, whether now owned or hereafter acquired, except that any Borrower may merge or consolidate with, or convey, sell, lease, transfer or dispose of assets to, any other Borrower and thereafter dissolve (provided that in the case of a merger or consolidation involving Fine Host, Fine Host is the surviving corporation); and except that any Borrower may merge or consolidate with any other Person with which Fine Host is permitted to merge or consolidate (provided that such Borrower is the surviving corporation).

          7.5 Acquisitions. Each Borrower shall not acquire any stock of any corporation or ownership interest in any other entity, or acquire all or substantially all of the assets of, or such of the assets as would permit the transferee to continue any one or more integral business operations of, any Person. Notwithstanding the preceding sentence to the contrary,

                  (a) any Borrower may acquire Capital Stock or other ownership interests of any entity which, as a result of such acquisition, becomes a Subsidiary; provided, however, that all of the Borrowers and such entity comply with all of the applicable provisions contained herein (including, without limitation, the provisions of subsection 6.12(b));

                  (b) any Borrower may acquire assets of any entity which assets, as a result of such acquisition, are owned by a Subsidiary; provided, however, that all of the Borrowers and such entity comply with all of the applicable provisions contained herein (including, without limitation, the provisions of subsections 4.3 and 6.12(b), to the extent applicable); and


                  (c) any Borrower may acquire Capital Stock or other ownership interests of any entity that does not thereby become a Subsidiary if such acquisition complies with subsection 7.7(e); and


further, provided, however, that notwithstanding anything contained in this sentence to the contrary, after the Closing Date, no Borrower shall incur or assume, without the prior written consent of the Required Banks, Project Costs of more than Ten Million and 00/100 Dollars ($10,000,000.00) for any New Project or Thirty Million and 00/100 Dollars ($30,000,000.00) for any Permitted Acquisition.

     7.6 Disposal of Property. Each Borrower shall not sell, lease, transfer or otherwise dispose of any of its properties, assets and rights to any Person (other than to any other Borrower) except: (a) sales of Inventory in the ordinary course of business; (b) sales of property being replaced in the ordinary course of business by other property with a fair market value equal to or greater than the property being so replaced; (c) sales or disposal of Equipment having a value of less than One Hundred Seventy-Five Thousand and 00/100 Dollars ($175,000.00) per fiscal year of the Borrowers; (d) subject to subsection 3.1(b), sales or transfers pursuant to the termination of a Facility Agreement which will not result in any extraordinary gains or losses pursuant to GAAP (including the prepayment of any Note Receivable or receipt of any Net Contract Proceeds, subject to the terms of an Assignment of Receivables and Proceeds executed and delivered to the Administrative Agent); or (e) other sales or disposal of Equipment having a net book value as of such sale or disposition aggregating not more than Two Million Five Hundred Thousand and 00/100 ($2,500,000.00) since the Closing Date. If any of the Equipment is sold, transferred or otherwise disposed of as herein provided, and such sale, transfer or disposition is made in connection with the purchase by any Borrower of replacement Equipment, such Borrower shall use the proceeds of such sale, transfer or disposition solely to finance the purchase by such Borrower of such replacement Equipment and shall deliver to the Administrative Agent written evidence of the use of the proceeds for such purchase. All replacement Equipment purchased by any Borrower shall be free and clear of all Liens, except for those of the Administrative Agent and except for purchase money security interests arising out of such purchases to the extent permitted under subsection 7.2.

     7.7 Investments or Loans. Each Borrower shall not make, incur, assume or suffer to exist any Investment in any other Person, except: (a) Investments existing on the Closing Date and identified in Schedule 7.7 ("Ongoing Investments"); (b) Cash Equivalents; (c) without duplication, (i) Investments permitted as Indebtedness pursuant to subsection 7.3, (ii) acquisitions pursuant to subsection 7.5, (iii) guaranties pursuant to subsection 7.8, (iv) Capital Expenditures pursuant to subsection 7.9 and (v) Project Costs pursuant to subsection 7.10; (d) in the ordinary course of business, Investments by any Borrower in any other Borrower, by way of contributions to capital or loans or advances and (e) other Investments not to exceed Five Hundred Thousand and 00/100 Dollars ($500,000.00) at any time outstanding; provided however, that no Investment otherwise permitted by this subsection 7.7 shall be permitted to be made if, immediately before or after giving effect thereto, any Default or Event of Default shall have occurred and be continuing.


     7.8 Guaranties. None of the Borrowers shall guarantee, endorse or otherwise in any way become or be responsible for obligations of any other Person (including without limitation any officer, director, employee or stockholder of any Borrower (but excluding the Borrowers)), whether by agreement to purchase the Indebtedness of any other Person or through the purchase of goods, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance or loan for the purpose of paying or discharging any Indebtedness or obligation of such other Person or otherwise, except (a) endorsements of negotiable instruments for deposit or collection in the ordinary course of business, (b) guaranties permitted under subsection 7.3(e), (c) performance bonds given in connection with the entry by any Borrower into a Facility Agreement, bonds necessary to submit bids for a Facility Agreement, or similar bonds or agreements, and (d) guaranties or bonds by any Borrower required by any Person other than Fine Host or any Affiliate in connection with obtaining or maintaining a License necessary for a Facility Agreement. All guaranties, bonds and agreements encompassed under clauses (b), (c) and (d) of the preceding sentence as of the date hereof are listed on Schedule 7.8. Nothing in this subsection 7.8 is intended to limit the exceptions to Indebtedness, Investments or Loans which are permitted under subsections 7.3 and 7.7.

     7.9 Capital Expenditure Limitations. Each Borrower will not make, or commit to make, Capital Expenditures in any fiscal year of the Borrowers; provided, however, that the Borrowers may make (i) Capital Expenditures which do not constitute Project Costs in an aggregate amount of not more than Two Million and 00/100 Dollars ($2,000,000.00) in each fiscal year of the Borrowers, and (ii) without duplication, Capital Expenditures as permitted under subsections 7.5,
7.7 and 7.10.

     7.10 Limitations on Project Costs. The Borrowers shall not incur or assume, after the Closing Date, Project Costs for all New Projects and all Permitted Acquisitions, in excess of, in the aggregate, the following amounts:


================================================================= ==============
                                                                  Maximum Amount
Applicable Period
================================================================= ==============
After the Closing Date to and including the                        $60,000,000
first anniversary of the Closing Date
================================================================= ==============
After the first anniversary of the Closing                         $65,000,000
Date to and including the second anniversary of the Closing Date
================================================================= ==============
After the second anniversary of the Closing Date to and including $75,000,000 the third anniversary of the Closing Date
----------------------------------------------------------------- ==============
After the third anniversary of the Closing Date                         $0
----------------------------------------------------------------- ==============

provided, however, that: (A) acquisitions, Investments and Capital Expenditures made pursuant to subsections 7.5, 7.7(c)(ii), 7.7(c)(iv)-(v) and 7.9 (other than clause (i) of subsection 7.9) shall reduce, dollar-for-dollar (but without duplication), any Investments permitted to be made pursuant to this subsection 7.10; and (B) the amount of Capital Expenditures and Project Costs permitted to be made as provided above in this subsection 7.10 shall not be reduced by the amount of any Net Contract Proceeds which the Borrower Agent has notified the Administrative Agent in writing prior to the application thereof, are being applied pursuant to this subsection 7.10.

          7.11 Distributions. No Borrower shall pay any dividends (other than stock dividends, provided that stock dividends paid with respect to any of its Capital Stock which is subject to Pledge Agreements to the Administrative Agent shall be subject to the terms of such Pledge Agreement) or distributions, either in cash or in kind, on any class of its Capital Stock, nor make any distribution on account of its Capital Stock, nor redeem, purchase or otherwise acquire, directly or indirectly, any of its Capital Stock; provided, however, that Fine Host shall be permitted, at any time, to (a) pay cash dividends in respect of any of its shares of Capital Stock or (b) redeem, purchase or otherwise acquire, during each fiscal year of Fine Host, up to an aggregate amount of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) of its shares of Capital Stock, if after giving effect to either of such transactions, it remains in compliance with the financial covenants set forth in subsections 7.1 and 7.7, and, provided, further, however, that any Borrower shall be permitted to make distributions or pay dividends to its immediate parent.

          7.12 Compensation. No Borrower shall pay compensation, directly or indirectly, whether in cash or in property (including fringe benefits, and whether in respect of stock ownership, consulting or other services or for any other reason whatsoever), to any Affiliate of any Borrower except as set forth in Schedule 7.12 or as disclosed in any registration statement or report (including, without limitation, reports on Form 10-K, Form 10-Q and Form 8-K) filed by Fine Host with the SEC, as amended, modified or supplemented, from time to time and except that the provisions of this subsection 7.12 shall not apply to reasonable payments or employee benefits made to employees or officers of any Borrower, as determined in good faith by the Board of Directors of such Borrower or, in the case of directors, to reasonable and customary directors' compensation, in each case in the ordinary course of business.

          7.13 Transactions with Affiliates. Other than as set forth on Schedule 7.13, and except as disclosed in any registration statement or report (including, without limitation, reports on Form 10-K, Form 10-Q and Form 8-K) filed by Fine Host with the SEC, as amended, modified or supplemented, from time to time, no Borrower shall loan, contribute or otherwise transfer any cash or property to any Affiliate of any Borrower or enter into any transaction, including without limitation the purchase, sale or exchange of property or the rendering of any service to any Affiliate of any Borrower, except that transactions with Affiliates of any Borrower which are at arm's length, are for fair value and are in the ordinary course of such Borrower's and such Affiliate's business shall be permitted.

          7.14 Prepayment of Other Liabilities. Each of the Borrowers shall not directly or indirectly prepay, purchase, redeem, retire or otherwise acquire, or make any optional payment on account of any principal of or any interest on or premium payable in connection with the optional repayment, redemption or retirement of, any of its Indebtedness (including but not limited to Subordinated Debt) except for (i) the Liabilities; (ii) any obligations related to a Facility Agreement which results in the prepayment in full of the corresponding and related Guidance Loan; and (iii) mandatory prepayments and other scheduled payments required under any Indebtedness that is permitted under this Agreement.

          7.15 Amendment of Charter. No Borrower shall amend its charter or by-laws, change its fiscal year-end, or adopt or alter any preferred stock terms or preferences if such amendment, adoption, or alteration would (i) adversely affect the ability of the Borrowers, taken as a whole, to repay the Liabilities; or (ii) result in a Material Adverse Change.

          7.16 ERISA Termination Event. No Borrower shall permit any ERISA Termination Event to occur, or suffer any ERISA Termination Event to exist, if, in either case, such ERISA Termination Event could have a Material Adverse Effect.

     8. DEFAULT, RIGHTS AND REMEDIES OF THE ADMINISTRATIVETHE ADMINISTRATIVE AGENT.

     8.1 "Event of Default" shall mean the occurrence or existence of any one or more of the following events:

         (a) any Borrower fails to pay any of the Liabilities when such Liabilities are due or are declared due, whether at stated maturity, by acceleration or otherwise, within five (5) days of the date due;

         (b) any Borrower fails or neglects to perform, keep or observe any of the covenants, conditions, promises or agreements contained in this Agreement or in any of the other Loan Documents within ten (10) days after the date of notice by the Administrative Agent of the failure to perform, keep, or observe such covenant, condition, promise, or agreement (provided that there shall be no such ten (10) day grace period for failure to comply with any of the covenants contained in Section 7 hereof, or if any of the Loan Documents are unenforceable in whole or in part in accordance with their terms);

         (c) any warranty or representation now or hereafter made by any Borrower pursuant to this Agreement or any of the other Loan Documents is untrue, incorrect or incomplete in any material respect, or any schedule, certificate, statement, report, financial data, notice, or writing furnished at any time by any Borrower to any Bank pursuant to or in connection with the Loans is untrue, incorrect or incomplete in any material respect, on the date as of which the facts set forth therein are stated or certified or restated or recertified;

         (d) judgments or orders requiring aggregate payments in excess of One Million and 00/100 Dollars ($1,000,000.00) shall be rendered against any Borrower, and such judgments or orders shall remain unsatisfied or undischarged and in effect for sixty (60) consecutive days without a stay of enforcement or execution, provided that this clause (d) shall not apply to the extent that any judgment for which the applicable Borrower is insured in full (less customary deductibles);

         (e) a notice of Lien, levy or assessment is filed or recorded with respect to all or a material part of the Collateral by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipality or other governmental agency, or any taxes or debts owing at any time or times hereafter to any one or more of them become a Lien, upon all or a material part of the Collateral, provided that this clause (e) shall not apply to any Liens, levies, or assessments which are being contested in good faith (provided the Borrowers have complied with the provisions of clauses (a) and (b) of subsection 6.4);

         (f) all or any material part of the Collateral is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes within the possession of any judgment creditor, receiver, trustee, custodian or assignee for the benefit of creditors;

         (g) a proceeding under any Insolvency Law is filed against any Borrower and such proceeding is not dismissed within sixty (60) days of the date of its filing, or a proceeding under any Insolvency Law is filed by any Borrower, or any Borrower files an answer admitting the material allegations of a petition filed against it, or any Borrower makes an assignment for the benefit of creditors, or any Borrower takes any corporate or other action to authorize any of the foregoing;

         (h) any Borrower voluntarily or involuntarily dissolves or is dissolved except as permitted by subsection 7.4, or terminates or is terminated;

         (i) any Borrower becomes Insolvent, or admits in writing its inability, or fails generally, to pay its debts as they become due;

         (j) any Borrower is enjoined, restrained, or in any way prevented from conducting all or any material part of its business affairs;

         (k) a material default by any Borrower shall occur (and any applicable cure period shall have expired) under any Facility Agreement or related agreement, document or instrument, whether heretofore, now or hereafter existing between any Borrower or any other Person unless, within five (5) Business Days of such default, the Borrower Agent provides to the Administrative Agent a certificate (together with any other documents reasonably required by the Administrative Agent) from the Chief Executive Officer, Chief Financial Officer or Treasurer of the Borrower Agent that the Borrowers, taken as a whole, notwithstanding termination of such Facility Agreement or related agreement, document, or instrument, shall continue to meet, and shall in the foreseeable future continue to meet, the financial covenants in subsection 7.1;

         (l) any Borrower shall default in making any payment when due, whether at stated maturity, by acceleration or otherwise, on any obligation for borrowed money in an aggregate amount in excess of Seven Hundred Fifty Thousand and 00/100 Dollars ($750,000.00) or the holder of any such obligation shall become entitled to cause such obligation to become due prior to its stated date of maturity;

         (m) there shall be a Change in Control of Fine Host;

         (n) there shall occur a Material Adverse Change affecting the Borrowers, which could reasonably be expected to have a Material Adverse Effect on the value of the Collateral, or the Administrative Agent's Lien thereon, or the ability of the Borrowers to repay the Liabilities;

         (o) any Borrower shall be convicted of any crime for which forfeiture of a material amount of its property, or payment of a material penalty, will be required, or for which a license may be revoked, terminated, or suspended, and such revocation, termination, or suspension would result in a Material Adverse Effect; or

         (p) any Security Document shall at any time after its execution and delivery and for any reason cease: (A) to create a valid and perfected first priority security interest in and to a material portion of the Collateral covered by such Security Agreement; or (B) to be in full force and effect or shall be declared null and void.

         8.2 Termination of Obligation to Make Loans and Acceleration. Upon the occurrence of an Event of Default referred to in subsection 8.1(g), all of the Liabilities shall automatically, without notice of any kind, be immediately due and payable and the Banks shall have no further obligation to make Loans hereunder. Upon the occurrence of any other Event of Default, the Banks shall have no further obligation to make Loans hereunder and any or all of the Liabilities may, at the option of the Administrative Agent, acting in accordance with the provisions of subsections 9.2 and 10.1, and without presentment, demand, protest or notice of any kind, be declared, and thereupon shall become, immediately due and payable, provided that the Administrative Agent shall give notice of such acceleration to the Borrowers.

         8.3 Rights and Remedies Generally. Upon the occurrence of an Event of Default, the Administrative Agent shall have, in addition to any other rights and remedies contained in this Agreement or in any of the other Loan Documents, all of the rights and remedies of a secured party under the UCC or other applicable Laws, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law. The Administrative Agent shall further have as a matter of right and without notice to any Borrower, unless otherwise required by applicable law, and without regard to the adequacy or inadequacy of any Collateral as security for the Liabilities or the interest of any Borrower therein, the right to apply to any court of competent jurisdiction to appoint a receiver or receivers of any Borrower of all or any portion of the property of any Borrower comprising the Collateral and to have such receiver or receivers appointed, and each of the Borrowers hereby irrevocably consents to such appointment and waives notice of any application therefor (except as may be required by Law). Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of the Administrative Agent provided in this Agreement and the other Loan Documents including, without limitation and to the extent permitted by Law, and by such documents, the right to operate under existing licenses, franchises and permits granted or issued to any Borrower and the right to enter into licenses, sublicenses, leases and subleases of all or any part of the Collateral to the extent that any Borrower possessed such rights, and shall continue as such and exercise all such powers until the date of confirmation of sale of the Collateral unless such receivership is sooner terminated.

         8.4 Entry Upon Premises and Access to Information. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right, to the extent permitted by Law, to enter upon the premises of each of the Borrowers where the Collateral is located (or is believed to be located) without any obligation to pay rent to any Borrower, or, except to the extent that the rights of third parties would be violated, until an appropriate order from a competent court is issued, any other place or places where the Collateral is believed to be located and kept, and remove the Collateral therefrom to the premises of the Administrative Agent, for such time as the Administrative Agent may desire, in order effectively to collect or liquidate the Collateral, or the Administrative Agent may require any Borrower to assemble the Collateral and make it available to the Administrative Agent at a place or places to be designated by the Administrative Agent. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to obtain access to the data processing equipment, computer hardware and software of any Borrower relating to the Collateral and to use all of the foregoing and the information contained therein in any manner the Administrative Agent deems appropriate for the purposes of protecting the rights of the Administrative Agent hereunder and its rights to the Collateral; and the Administrative Agent shall have the right to notify post office authorities to change the address for delivery of the mail of the Borrowers to an address designated by the Administrative Agent and to receive, open and process all mail addressed to any of the Borrowers.

         8.5 Sale or Other Disposition of Collateral by the Administrative Agent. The net proceeds realized by the Administrative Agent upon any such sale or other disposition, after deduction for the expense of retaking, holding, preparing for sale, selling or the like and the reasonable attorneys' and paralegals' fees and legal expenses incurred by the Administrative Agent in connection therewith, shall be applied as provided herein toward satisfaction of the Liabilities. The Administrative Agent shall account to each of the Borrowers for any surplus realized upon such sale or other disposition, and each of the Borrowers shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency, shall not affect the Administrative Agent's security interest in the Collateral until the Liabilities are fully paid. Each of the Borrowers agrees that the Administrative Agent has no obligation to preserve rights to the Collateral against any other parties.

         8.6 Waiver of Demand. Demand, presentment, protest and notice of nonpayment are hereby waived by each of the Borrowers. To the extent permitted by Law, each of the Borrowers also waives the benefit of all valuation, appraisal and exemption laws.

         8.7 Waiver of Notice. UPON THE OCCURRENCE AND CONTINUANCE OF A DEFAULT, EACH OF THE BORROWERS HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE ADMINISTRATIVE AGENT OR THE BANKS OF ITS OR THEIR RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING, TO THE EXTENT PERMITTED IN THE JURISDICTION IN WHICH SUCH COLLATERAL IS LOCATED.

         8.8 Advice of Counsel. Each of the Borrowers hereby acknowledges that each of them has received advice from its counsel with respect to this transaction and this Agreement, including without limitation any waivers contained herein.

         9. THE ADMINISTRATIVE AGENTSTRATIVE AGENT

         9.1 Appointment. Each Bank hereby irrevocably designates and appoints the Administrative Agent as the agent of such Bank under this Agreement and the other Loan Documents, and each such Bank irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligation or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

         9.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         9.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by any Borrower or any officer or agent thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrowers.

         9.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent. Subject to the provisions of subsection 10.15, the Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Banks (except as otherwise provided in subsection 10.1) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks and all future holders of the Loans.

         9.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder (other than the non-payment of principal or interest on the Loans to the extent that the same is required to be paid to the Administrative Agent for the account of the Banks) unless the Administrative Agent has received notice from a Bank or the Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Banks. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks; provided, however, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

         9.6 Non-Reliance on Adminstrative Agent. Each Bank expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrowers, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Bank. Each Bank represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal or investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrowers and made its own decision to make its Loans hereunder and enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and will make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrowers which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         9.7 Indemnification. The Banks agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided, however, that no Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder.

         9.8 Administrative Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrowers as though the Administrative Agent were not the Administrative Agent hereunder and under the other Loan Documents. With respect to the Loans made by it and with respect to any Letter of Credit issued or participated in by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Bank and may exercise the same as though it were not the Administrative Agent, and the terms "Bank" and "Banks" shall include the Administrative Agent in its individual capacity.

         9.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon ten (10) days' notice to the Banks and the Borrower Agent. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Banks shall appoint from among the Banks a successor agent for the Banks, which successor agent shall be subject to the approval of the Borrower Agent (which approval shall not be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

         In the event that the Administrative Agent or its assets are taken over by any state or federal agency having jurisdiction over the Administrative Agent or its assets, the Required Banks may appoint another Bank as successor to the Administrative Agent, which successor agent shall be subject to the approval of the Borrower Agent (which approval shall not be unreasonably witheld).

         9.10 Removal of Administrative  Agent. The Required Banks may, upon ten
(10) days' notice to the Banks and the Borrower Agent, remove the Administrative Agent and appoint another Bank as successor to the Administrative Agent, which successor agent shall be subject to the approval of the Borrower Agent (which approval shall not be unreasonably withheld).

         9.11 Issuing Bank; Swing Line Bank. The provisions of this Section 9 (other than subsection 9.9) shall apply to the Issuing Bank and the Swing Line Bank to the same extent as such provisions apply to the Administrative Agent.


         10. MISCELLANEOUS

         10.1 Amendments and Waivers. Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. The Administrative Agent may, from time to time, with the prior written consent of the Required Banks, (a) enter into with each Borrower which is a party to the relevant Loan Documents written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Banks or of the Borrowers hereunder or thereunder, (b) declare an acceleration of the Loans upon the occurrence of an Event of Default, (c) commence collateral enforcement or foreclosure proceedings, or (d) waive, on such terms and conditions as the Required Banks or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver or consent and no such amendment, supplement or modification shall, without the prior written consent of all of the Banks and the Administrative Agent, (i) reduce the amount or extend the scheduled date of maturity of any Loan made by any Bank or of any installment thereof, or reduce the stated rate of any interest thereon or reduce the fee payable hereunder to any Bank or extend the scheduled date of any payment thereof or increase the aggregate amount or extend the expiration date of any Bank's Commitments, in each case without the consent of such Bank directly affected thereby, (ii) amend, modify or waive any provision of this subsection or reduce the percentage specified in the definition of Required Banks or consent to the assignment or transfer by the Borrowers of any of their rights and obligations under this Agreement and the other Loan Documents, (iii) release any Collateral (except that (x) no consent of any Bank is required to permit the release of a Lien in connection with the sale of any Collateral at the levels permitted under subsection 7.6 of this Agreement or any other transaction permitted under such subsection, and (y) consents of all of the Banks shall not be required in respect of a release of any or all of the property or assets subject to the Kentucky Mortgage or the Kentucky Conditional Assignment of Rentals if the Required Banks shall have approved the sale or transfer of such property or assets or shall have consented to an amendment to subsection 7.6 of this Agreement that permits such sale or transfer), (iv) amend, modify or waive any provision of Section 3 (other than subsection 3.14),
(v)  release  any  Borrower,  or (vi) amend,  modify or waive any  provision  of
Section 9. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Banks and shall be binding upon the Borrowers, the Banks, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Borrowers, the Banks and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

         10.2 Attorneys' Fees and Expenses. If at any time or times hereafter the Administrative Agent employs counsel in connection with protecting or perfecting the Administrative Agent's security interest in the Collateral or in connection with any matters contemplated by or arising out of this Agreement, whether (a) to commence, defend, or intervene in any litigation or to file a petition, complaint, answer, motion or other pleadings, (b) to take any other action in or with respect to any suit or proceeding (Insolvency or otherwise),
(c) to consult with officers of the Administrative Agent to advise the Administrative Agent, (d) to protect, collect, lease, sell, take possession of, or liquidate any of the Collateral, or (e) to attempt to enforce or to enforce any Lien on any of the Collateral or to attempt to enforce or to enforce any rights of the Administrative Agent to collect any of the Liabilities, then in any of such events, all of the attorneys' and paralegals' reasonable fees arising from such services, and any reasonable expenses, costs and charges relating thereto, together with interest at the rate prescribed herein for the Guidance Loans, shall be part of the Liabilities, payable on demand and secured by the Collateral.

         10.3 Expenditures by the Administrative Agent. Except as permitted herein, in the event that any of the Borrowers fails to pay taxes, insurance, assessments, costs or expenses which any Borrower is, under any of the terms of this Agreement or of any of the other Loan Documents, required to pay, or fails to keep the Collateral free from Liens, or fails to perform under any agreement related to or for which a Letter of Credit has been issued or a Guidance Loan has been made, the Administrative Agent may, in its sole and absolute discretion, make expenditures for any or all of such purposes, and the amount so expended, together with interest thereon at the rate prescribed herein for the Guidance Loans, shall be part of the Liabilities, payable on demand and secured by the Collateral.

         10.4 Custody and Preservation of Collateral. The Administrative Agent and each Bank shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as the Administrative Agent or such Bank would with respect to similar property held in such Bank's name.

         10.5 Reliance by the Banks. Each of the Borrowers hereby acknowledges that the Banks, in entering into this Agreement and agreeing, to the extent provided herein, to make Loans and otherwise extend credit to the Borrowers hereunder, have relied upon the accuracy of the covenants, agreements, representations and warranties made herein by each of the Borrowers and the information delivered by each of the Borrowers to the Banks in connection herewith (including without limitation, the Initial Financial Statements).

         10.6 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower Agent and the Administrative Agent.

         10.7 Submission to Jurisdiction; Jury Trial Waiver; Waiver of Bond. EACH OF THE BORROWERS HEREBY CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SUFFOLK COUNTY, MASSACHUSETTS AND WAIVES ANY OBJECTION WHICH ANY BORROWER MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND EACH OF THE BORROWERS CONSENTS THAT ALL SERVICE OF PROCESS UPON IT BE MADE BY REGISTERED MAIL OR MESSENGER DIRECTED TO IT AT THE ADDRESS SET FORTH IN SUBSECTION 10.12 AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO SUCH BORROWER'S ADDRESS. EACH OF THE BORROWERS AND THE BANKS HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, IN ANY LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN. EACH OF THE BORROWERS HEREBY WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE ADMINISTRATIVE AGENT, THE BANKS OR ANY OF THEM, AND LIKEWISE WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY BOND OR SURETY WHICH MIGHT BE REQUIRED OF THE ADMINISTRATIVE AGENT, THE BANKS OR ANY OF THEM IN ANY LEGAL PROCEEDING. NOTHING CONTAINED IN THIS SUBSECTION 10.7 SHALL AFFECT THE RIGHT OF EACH BANK TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF EACH BANK TO BRING ANY ACTION OR PROCEEDING AGAINST ANY BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER PROPER JURISDICTION.

         10.8 Application of Payments. After the occurrence and during the continuance of an Event of Default, any contrary provision contained in this Agreement or the other Loan Documents notwithstanding, the Administrative Agent shall have the continuing exclusive right to apply and reapply any and all payments received at any time or times hereafter, whether with respect to the Collateral or otherwise, against the Liabilities in such manner as the Administrative Agent may deem advisable, any entry by the Administrative Agent upon its books and records notwithstanding, and each of the Borrowers hereby irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by the Administrative Agent from any Borrower or with respect to any of the Collateral in such circumstances.

         10.9 Adjustments; Set Off. stments; Set Off

         (a) If any Bank (a "Benefited Bank") shall at any time receive any payment of all or part of its Loans or the Reimbursement Obligations owing to it, or interest thereon, or receive any Collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in section 8.1(g), or otherwise), in a greater proportion than any such payment to or Collateral received by any other Bank, if any, in respect of such other Bank's Loans or the Reimbursement Obligations owing to it, or interest thereon, such Benefited Bank shall purchase for cash from the other Banks a participating interest in such portion of each such other Bank's Loan or the Reimbursement Obligations owing to it, or shall provide such other Banks with the benefits of any such Collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Bank to share the excess payment or benefits of such Collateral or proceeds ratably with each of the Banks; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Bank, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

         (b) In addition to any rights and remedies of the Banks provided by law, each Bank shall have the right, without prior notice to any Borrower, any such notice being expressly waived by each such Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by each such Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Bank or any branch or agency thereof to or for the credit or the account of each such Borrower. Each Bank agrees promptly to notify the Borrower Agent and the Administrative Agent after any such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application.

         10.10 Section Titles. The section and subsection titles contained in this Agreement are for reference purposes only and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

         10.11 Continuing Effect. This Agreement, the Administrative Agent's Liens on the Collateral, and all of the other Loan Documents shall continue in full force and effect so long as any Liabilities shall be owed to the Banks, and (even if there shall be no Liabilities outstanding) so long as this Agreement has not been terminated as provided herein.

         10.12 Notices. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon the earlier of (a) personal delivery to the address set forth below, (b) in the case of mailed notice, three (3) days after deposit in the United States mails, with proper postage for certified mail, return receipt requested, prepaid, (c), in the case of telecopy notice, when received or (d) in the case of notice by Federal Express or other reputable overnight courier service, one
(1) Business Day after delivery to such courier service, addressed as follows in the case of the Borrowers and the Agents, and as set forth in Annex B in the case of all of the other Banks, or to such other address as may be hereafter notified by the respective parties hereto:

         (i)      If to the Administrative Agent, at:


                  BankBoston, N.A.
                  100 Federal Street
                  Boston, MA  02110
                  Attention:  Daniel P. Corcoran, Jr., Director
                  Mail Code:  01-07-05
                  Telecopier No. 617-434-1279

                  with a copy to:

                  Peabody & Arnold
                  50 Rowes Wharf
                  Boston, MA  02110
                  Attention:  Anil Khosla, Esq.
                  Telecopier No. 617-951-2125

         (ii)     If to the Documentation Agent, at:

                  USTrust
                  30 Court Street
                  Boston, MA  02108
                  Attention: Michael D. O'Neill, Senior Vice President Telecopier No. 617-695-5250

                  with a copy to:

                  Peabody & Arnold
                  50 Rowes Wharf
                  Boston, MA  02110
                  Attention:  Anil Khosla, Esq.
                  Telecopier No. 617-951-2125

         (iii)    If to any Borrower, at:

                  Fine Host Corporation
                  3 Greenwich Office Park
                  Greenwich, CT  06831
                  Attention:  Richard E. Kerley, Chairman and CEO
                  Telecopier No. 203-629-5089

                  with a copy to:

                  Willkie Farr & Gallagher
                  One Citicorp Center
                  153 East 53rd Street
                  New York, NY  10022
                  Attention:  Cornelius T. Finnegan, III, Esq.
                  Telecopier No. 212-821-8111


Notices sent by or to any Borrower shall be deemed to include the other Borrowers for all purposes under this Agreement.

         10.13 Equitable Relief. Each of the Borrowers recognizes that, in the event that the Borrowers fail to perform, observe or discharge any of the Liabilities under this Agreement, any remedy at law may prove to be inadequate relief to the Banks. Therefore, the Borrowers agree that the Banks, if the Banks so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         10.14  Entire  Agreement.  This  Agreement,   together  with  the  Loan
Documents executed in connection herewith, and all exhibits and schedules attached hereto or thereto, constitutes the entire Agreement among the parties with respect to the subject matter hereof, and supersedes all prior written oral understandings with respect thereto.

         10.15  Successors and Assigns;  Participations  and  Assignments.

              10.15.1 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Banks, the Administrative Agent and their respective successors and assigns, except that none of the Borrowers may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Bank and any assignment or transfer by any Bank of its rights or obligations under this Agreement or any Loan Document must be made in compliance with this subsection 10.15 (any purported assignment in violation of this subsection shall be null and void).

              10.15.2 Participations.  Any Bank may, at any time, sell to one or more financial institutions or other entities ("Loan Participants") participating interests in any Loan owing to such Bank, any commitment of such Bank or any other interest of such Bank hereunder and under the other Loan Documents; provided, however, that such Bank obtains the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed. In the event of any such sale by a Bank of a participating interest to a Loan Participant, (i) such Bank's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible for the performance thereof, (iii) such Bank shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, (iv) the Borrower Agent and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents, and (v) no Loan Participant under any participation shall have any right to approve any amendment or waiver of any provision of any Loan Document.

              10.15.3 Assignments. Any Bank may, at any time, with the written consent of the Borrower Agent and the Administrative Agent (which in each case shall not be unreasonably withheld or delayed) assign to any other Bank or any affiliate thereof or to an additional bank or financial institution (an "Assignee") all or any part of its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Assumption, substantially in the form of Annex C, executed by such Assignee and such assigning Bank (and in the case of an Assignee that is not then a Bank or an affiliate thereof, by the Borrower Agent and the Administrative Agent) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided, however, that in the case of any such assignment to an additional bank or financial institution, if such assignment is of less than all of the rights and obligations of the assigning Bank, then (a) the sum of the aggregate principal amount of the Loans and the aggregate amount of the unused Commitments being assigned to such an additional bank or financial institution must not be less than Five Million and 00/100 Dollars ($5,000,000.00); and (b) the sum of the aggregate principal amount of the Loans and the aggregate amount of the unused Commitments remaining with the assigning Bank must not be less than Five Million and 00/100 Dollars ($5,000,000.00). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Assumption,
         (i) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Assumption, have the rights and obligations of a Bank hereunder with a Commitment as set forth therein, and (ii) the assigning Bank thereunder shall, to the extent provided in such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such assigning Bank shall cease to be a party hereto). In addition to the assignments permitted under this subsection 10.15.3, any Bank may assign and pledge all or any portion of its pro rata share in the Loans to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors and any Operating Circular issued by the Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

              10.15.4 Register.The Administrative Agent shall maintain a copy of each Assignment and Assumption delivered to it and a register (the "Register") for the recordation of the names and addresses of the Banks and the Commitments of, and principal amounts of the Loans owing to, each Bank from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Banks shall treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder (whether or not evidenced by a Note) shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrowers or any Bank at any reasonable time and from time to time upon reasonable prior notice.

              10.15.5 Processing Fee. Upon its receipt of an Assignment and Assumption executed by an assigning Bank and an Assignee (and, in the case of an Assignee that is not then a Bank or an affiliate thereof, by the Borrower Agent and the Administrative Agent), together with, in the case of an Assignee that is not then a Bank or an affiliate thereof, payment to the Administrative Agent of a processing fee of Three Thousand and 00/100 Dollars ($3,000.00), the Administrative Agent shall
         (i) promptly accept such Assignment and Assumption and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Banks and the Borrower Agent.

         10.16 Changes in Accounting Principles. (a) If any changes in accounting principles from those used in the preparation of the Initial Financial Statements are hereafter occasioned by the promulgation of rules, regulations, pronouncements, or opinions of, or required by, the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions), or there shall occur any change in any Borrower's fiscal or tax years and, as a result of any such changes, there shall result a change in the method of calculating any of the financial covenants, negative covenants, standards, or other terms or conditions found in this Agreement or any of the other Loan Documents, or (b) if any Borrower, for reasonable business purposes, shall desire to change such accounting principles or the application thereof (which change shall be consistent with accounting principles then in effect pursuant to rules, regulations, pronouncements, or opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants) and such desired change would result in a change in the method of calculating any of the financial covenants, negative covenants or other terms and conditions found in this Agreement or any of the other Loan Documents, then the parties hereto agree to enter into negotiations in order to amend such provisions and the definition of GAAP set forth in subsection 1.1 so as to reflect equitably such changes with the desired result that the criteria for evaluating the financial condition and performance of the Borrowers shall be the same after such changes as if such changes had not been made.

         10.17 Indemnity. Each of the Borrowers agrees to indemnify and hold the Administrative Agent and each Bank and the officers, directors, employees and Affiliates of the Administrative Agent and such Bank harmless from and against any claims, demands, losses, damages, penalties, costs and expenses to which the Administrative Agent, such Bank, its subsidiaries or any such Persons or Affiliates may become subject, insofar as such claims, demands, losses, damages, penalties, costs and expenses arise out of or by reason of any investigation, litigation or other proceedings related to the transactions contemplated by this Agreement, any of the other Loan Documents, and to reimburse the Administrative Agent, each Bank and each such Person and Affiliate, upon demand, for any legal or other expenses incurred in connection with investigating or defending any such claims, demands, losses, damages, penalties, costs and expenses; provided, however, that each of the Borrowers shall not be liable for any such claims, demands, losses, damages, penalties, costs and expenses arising out of any such action taken by the Administrative Agent or by the Banks or any such Person or Affiliate to the extent that the same shall be determined by a court of competent jurisdiction to have constituted gross negligence or willful misconduct of the party to be indemnified. Without limiting the foregoing, the Borrowers shall indemnify and hold harmless the Administrative Agent's and each Bank's audit officers, directors, employees and Affiliates from and against any claims, demands, penalties, costs and expenses associated with Environmental Laws, Hazardous Substances, and any covenants, representations and warranties relating thereto contained in this Agreement, no matter how arising, and all matters listed in Schedule 5.19. The obligations of each of the Borrowers under this subsection 10.17 shall survive repayment of the Liabilities and the other Loan Documents.

         10.18 Representations and Warranties. Anything to the contrary contained herein notwithstanding, (i) each representation and warranty contained in this Agreement or any of the other Loan Documents shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of the Loans and the repayment of the Liabilities hereunder, (ii) each representation and warranty contained in this Agreement and, except as otherwise provided herein, each other Loan Document shall be remade on the date of each Loan made hereunder, and (iii) each representation and warranty and other covenant or obligation of the Borrowers contained in this Agreement or any other Loan Document is made jointly and severally by the Borrowers.

         10.19 Treatment of Certain InformationTreatment of Certain Information. Each of the Borrowers (a) acknowledges that services may be offered or provided to it (in connection with this Agreement or otherwise) by each Bank or by one or more of their respective subsidiaries or affiliates and (b) acknowledges that information delivered to each Bank by the Borrowers may be provided to each such subsidiary and affiliate.

         10.21 Time of the Essence. Time and punctuality shall be of the essence with respect to this Agreement, but no delay or failure of the Administrative Agent or any Bank to enforce any of the provisions herein contained and no conduct or statement of the Administrative Agent or any Bank shall waive or affect any of the Administrative Agent's or any Bank's rights hereunder.

         10.22   Limitation   on   Liabilities   -  Joint   Venture   Subsidiary
Borrowers.

         (a) Notwithstanding any term or provision contained in this Agreement or in any of the other Loan Documents to the contrary (including, without limitation, those relating to indemnification, costs and expenses), the sole recourse of the Agents and the Banks against each Joint Venture Subsidiary Borrower under this Agreement and all of the other Loan Documents for payment of the Liabilities and for all other payments due hereunder or thereunder shall be against the Joint Venture Collateral, and each Joint Venture Subsidiary Borrower shall not be liable for any unpaid Liability or for any such other amount to the extent that the proceeds of the sale or other disposition of the Joint Venture Collateral are insufficient to pay such amounts; provided, however, that notwithstanding the foregoing to the contrary, each such Joint Venture Subsidiary Borrower shall be liable in its individual capacity to the Agents and the Banks for any loss, expense, claim or damage suffered by any of the Agents or the Banks as a result of the breach by such Joint Venture Subsidiary Borrower of any of its representations, warranties or covenants contained in any of the Loan Documents (other than this Agreement); provided further, however, that the foregoing provisions of this subsection (a) shall in no way be deemed to affect
(i) any of the liabilities and obligations of any of the Borrowers (other than those Borrowers that are Joint Venture Subsidiary Borrowers) under this Agreement or any of the other Loan Documents; or (ii) the rights or interests of the Agents and the Banks in and to the Joint Venture Collateral or any part thereof or any other rights or remedies of any of the Agents or the Banks under this Agreement or any of the other Loan Documents with respect to the Joint Venture Collateral or under any other document, agreement or instrument securing the Liabilities.

         (b) Notwithstanding any term or provision contained in this Agreement or any of the other Loan Documents to the contrary (including, without limitation, those relating to indemnification, costs and expenses), the sole recourse of the Agents and the Banks against each Joint Venture Subsidiary Borrower under this Agreement and all of the other Loan Documents for payment of the Liabilities and for all other payments due hereunder or thereunder shall be against the assets of such Joint Venture Subsidiary Borrower as and to the extent provided in the preceding subsection (a), and the Agents and the Banks shall have no other recourse for any such payment against any of the joint venturers of any Joint Venture Subsidiary Borrower (each such joint venturer is hereinafter referred to as a "Joint Venturer") or any of their assets, notwithstanding that any Joint Venturer might otherwise be liable for obligations of such Joint Venture Subsidiary Borrower under applicable law, the organizational documents of such Joint Venture Subsidiary Borrower or otherwise; provided, however, that the foregoing provisions of this subsection (b) shall in no way be deemed to affect (i) any of the liabilities and obligations of any of the Borrowers (other than those Borrowers that are Joint Venture Subsidiary Borrowers) under this Agreement or any of the other Loan Documents; or (ii) the rights or interests of the Agents and the Banks in and to the Joint Venture Collateral or any part thereof or any other rights or remedies of any of the Agents or the Banks under this Agreement or any of the other Loan Documents with respect to the Joint Venture Collateral or under any other document, agreement or instrument securing the Liabilities. In the event of any inconsistency between the provisions of this subsection (b) and the provisions of any of the other Loan Documents (including, without limitations, provisions relating to joint and several liability or liability on the part of any Person comprising part of another Person), the provisions of this subsection (b) shall control.

         10.23. Joint and Several Liability. All of the obligations and liabilities of the Borrowers under this Agreement and all of the other Loan Documents (including without limitation, all of the Liabilities) are joint and several.

         10.24 Documentation Agent. The Documentation Agent shall, unless it otherwise consents in writing, have the sole authority and responsibility to arrange for and manage the preparation, execution and delivery of the Loan
Documents (including without limitation, any and all amendments and modifications thereto); provided, however, that the Administrative Agent shall have the sole right to negotiate the terms and conditions of the Loan Documents (including without limitation, any and all amendments and modifications thereto) with the Borrowers, for and on behalf of the Banks, subject to the terms and conditions of this Agreement; for such purposes, the Documentation Agent may engage such legal counsel and other advisers for the benefit of the Banks, as the Documentation Agent deems necessary or advisable. All of the reasonable fees, costs and expenses of such legal counsel and other advisers shall be borne by the Borrowers.

         10.25 Borrower Agent. Each Borrower (other than Fine Host) hereby irrevocably designates and appoints the Borrower Agent as the agent of such Borrower under this Agreement and the other Loan Documents, and each such
Borrower irrevocably authorizes the Borrower Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Borrower Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Borrower Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Borrower, and no implied covenants, functions, responsibilities, duties, obligation or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Borrower Agent.

         10.26 Applicable Law; Severability. THIS AGREEMENT SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS AND DECISIONS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

            [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, this Agreement has been duly executed as an instrument under seal by the duly authorized representative of each party hereto, as of the day and year first above written.


BANKBOSTON, N.A.                            AS USTRUST AS
ADMINISTRATIVE AGENT                        DOCUMENTATION AGENT


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


BANKBOSTON, N.A. AS LENDER                  USTRUST AS LENDER


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


STATE STREET BANK AND TRUST                 THE SUMITOMO BANK, LIMITED
COMPANY


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________

                                            By:______________________________
                                            Title:_____________________________


MELLON BANK, N.A.                           THE BANK OF NEW YORK


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


KEYBANK, N.A.                               FIRST UNION BANK OF CONNECTICUT


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________



BANK OF SCOTLAND                            THE BANK OF NOVA SCOTIA


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


NATIONAL WESTMINSTER                        BANK LEUMI TRUST COMPANY OF NEW YORK
BANK P.L.C.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


FINE HOST CORPORATION                       FINE HOST SERVICES CORPORATION


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


FINE HOST OF VERMONT, INC.                  FANFARE, INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


GLOBAL FANFARE, INC.                        FINE HOST INTERNATIONAL
CORPORATION


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


CREATIVE FOOD MANAGEMENT                    NORTHWEST FOOD SERVICE, INC.
INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


TARRANT COUNTY                              SUN WEST SERVICES, INC.
CONCESSIONS, L.L.C.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


REPUBLIC MANAGEMENT CORP.                   VERSATILE HOLDING CORPORATION
OF MASSACHUSETTS


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


SERV-RITE CORPORATION                       IDEAL MANAGEMENT SERVICES, INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


SERVICE DYNAMICS CORP.                      PCS HOLDING CORP. (f/k/a HCS
Management Corp.)


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


PCS MANAGEMENT CORP.                        HEARTSTRINGS GIFT SHOPS, INC.
(f/k/a N.C. PCSM, Inc.)                    (f/k/a Hospital Coffee Shoppes, Inc.)


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


THE ENVIRONMENTAL GROUP,                    CREATIVE DATA SYSTEMS, INC.
INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


FINE HOST/R&N/A CUP ABOVE JOINT
VENTURE, a joint venture

By:  Fine Host Corporation, in its capacity as a
        joint venturer of aforesaid joint venture


      By:______________________________
      Title:_____________________________

By: ____________________________________
      Tyrone W. Nabbie (together with Ronald O.
      Rogers, doing business as R&N Management
      Services), in his capacity as a joint venturer
      of aforesaid joint venture

By: ____________________________________
      Ronald O. Rogers (together with Tyrone W.
      Nabbie, doing business as R&N Management
      Services), in his capacity as a joint venturer
      of aforesaid joint venture

By:  ____________________________________
       Ellen Korbin (doing business as A Cup
       Above), in her capacity as a joint venturer
       of aforesaid joint venture


FINE HOST/S. BROOKS &
ASSOCIATES JOINT VENTURE, a joint venture

By:  Fine Host Corporation, in its capacity as a
        joint venturer of aforesaid joint venture


      By:______________________________
      Title:_____________________________

By:  S. Brooks & Associates, Inc., in its capacity
       as a joint venturer of aforesaid joint venture


       By:______________________________
       Title:_____________________________


WISCONSIN CENTER JOINT VENTURE,
a joint venture

By:  Fine Host Corporation, in its capacity as a
        joint venturer of aforesaid joint venture


      By:______________________________
      Title:_____________________________

By:  Five-Star Marketing, Inc., in its capacity
       as a joint venturer of aforesaid joint venture


       By:______________________________
       Title:_____________________________



PABOS2:FSH:66648_8

                                                                         ANNEX A


                                 PRICING GRID

============================ --------------------- =======================
 Ratio of Consolidated Debt  Applicable Margin for
           to                   LIBOR Loans         Unused Commitment Fee
Adjusted Consolidated EBITDA
============================ --------------------- =======================
  Greater than or equal to
        2.50 to 1                   1.50%                  0.325%
============================ --------------------- =======================
  Less than 2.50 to 1
  Greater than or equal to
        2.25 to 1                    1.25%                  0.275%
============================ --------------------- =======================
  Less than 2.25 to 1
  Greater than or equal to
       1.50 to 1                      1.00%                  0.275%
============================ ===================== =======================
 Less than 1.50 to 1                   .75%                   0.225%
============================ ===================== =======================

                                                                         ANNEX B


                 COMMITMENTS, LENDING OFFICES AND ADDRESSES


================================================================================
BANKBOSTON, N.A.
                                                       Amount of Closing Fee
Working Capital Commitment  Guidance Loan Commitment   To Be Received

$6,250,000.00               $18,750,000.00             $46,000.00


Domestic Lending Office:    LIBOR Lending Office:      Address for Notices:

BankBoston, N.A.            BankBoston, N.A.           BankBoston, N.A.
100 Federal Street          100 Federal Street         100 Federal Street
Boston, MA  02110           Boston, MA  02110          Boston, MA  02110
Attn: Daniel P. Corcoran    Attn: Daniel P. Corcoran   Attn: Daniel P. Corcoran
      Director                    Director                   Director
      Mail Code: 01-07-05         Mail Code: 01-07-05        Mail Code: 01-07-05
                                                         Telephone: 617-434-2251
                                                        Telecopier: 617-434-8102
================================================================================


================================================================================
USTRUST
                                                        Amount of Closing Fee
Working Capital Commitment   Guidance Loan Commitment   To Be Received

$5,000,000.00                $15,000,000.00             $27,000.00


Domestic Lending Office:     LIBOR Lending Office:      Address for Notices:

USTrust                      USTrust                    USTrust
30 Court Street              30 Court Street            30 Court Street
Boston, MA  02108            Boston, MA  02108          Boston, MA  02108
Attn: Michael D. O'Neill     Attn: Michael D. O'Neill   Attn: Michael D. O'Neill
      Senior V.P.                  Senior V.P.                Senior V.P.
                                                       Telephone:   617-726-7198
                                                       Telecopier:  617-695-5250
================================================================================


================================================================================
THE SUMITOMO BANK, LIMITED
                                                        Amount of Closing Fee
Working Capital Commitment  Guidance Loan Commitment    To Be Received
$5,000,000.00               $15,000,000.00              $27,000.00


Domestic Lending Office:    LIBOR Lending Office:       Address for Notices:

The Sumitomo Bank, Ltd      The Sumitomo Bank, Ltd      The Sumitomo Bank, Ltd
Chicago Branch              Chicago Branch              450 Lexington Avenue
233 South Wacker Drive      233 South Wacker Drive      Suite 1700
Suite 50400                 Suite 50400                 New York, NY  10017
Chicago, IL  60606          Chicago, IL  60606          Attn: Ronald W. Gale
                                                              Vice President
                                                       Telephone:   212-808-2337
                                                       Telecopier:  212-818-8065
================================================================================


================================================================================
STATE STREET BANK AND TRUST COMPANY
                                                         Amount of Closing Fee
Working Capital Commitment  Guidance Loan Commitment     To Be Received

$5,000,000.00               $15,000,000.00               $27,000.00


Domestic Lending Office:    LIBOR Lending Office:        Address for Notices:

State Street Bank and       State Street Bank and Trust  State Street Bank and
Trust Company               Trust Company                Trust Company
225 Franklin Street         225 Franklin Street          225 Franklin Street
Boston, MA  02110           Boston, MA  02110            Boston, MA  02110
Attn: Arlene M. Doherty     Attn: Arlene M. Doherty      Attn: Arlene M. Doherty
      Vice President              Vice President               Vice President
                                                         Telephone: 617-664-4473
                                                        Telecopier: 617-654-4176

================================================================================



================================================================================
MELLON BANK, N.A.
                                                      Amount of Closing Fee
Working Capital Commitment  Guidance Loan Commitment  To Be Received

$5,000,000.00               $15,000,000.00            $34,000.00


Domestic Lending Office:    LIBOR Lending Office:     Address for Notices:

Mellon Bank, N.A.           Mellon Bank, N.A.         Mellon Bank, N.A.
c/o Mellon  Financial       c/o Mellon Financial      c/o Mellon Financial
Services                    Services                  Services
Raritan Plaza I             Raritan Plaza I           Raritan Plaza I
Raritan Center              Raritan Center            Raritan Center
Edison, NJ  08837           Edison, NJ  08837         Edison, NJ  08837
Attn: David W. Kaiser       Attn: David W. Kaiser     Attn: David W. Kaiser
      Vice President              Vice President            Vice President
                                                       Telephone:   908-225-4791
                                                       Telecopier:  908-225-4820
================================================================================


================================================================================
THE BANK OF NEW YORK
                                                       Amount of Closing Fee
Working Capital Commitment  Guidance Loan Commitment   To Be Received

$5,000,000.00               $15,000,000.00             $34,000.00


Domestic Lending Office:    LIBOR Lending Office:      Address for Notices:

The Bank of New York        The Bank of New York       The Bank of New York
10 Mason Street, 3rd Fl     10 Mason Street, 3rd Fl    10 Mason Street, 3rd Fl
Greenwich, CT  06830        Greenwich, CT  06830       Greenwich, CT  06830
Attn: Margaret J. Nolan     Attn: Margaret J. Nolan    Attn: Margaret J. Nolan
      Asst. Treasurer             Asst. Treasurer            Asst. Treasurer
                                                       Telephone:   203-863-2680
                                                       Telecopier:  203-863-2610
================================================================================


================================================================================
KEYBANK, N.A.
                                                       Amount of Closing Fee
Working Capital Commitment   Guidance Loan Commitment  To Be Received

$3,125,000.00                $9,375,000.00             $30,000.00


Domestic Lending Office:     LIBOR Lending Office:     Address for Notices:

KeyBank, N.A.                KeyBank, N.A.             KeyBank, N.A.
One Canal Plaza              One Canal Plaza           One Canal Plaza
Portland, ME  04101          Portland, ME  04101       Portland, ME  04101
Attn: Jane A. Parker         Attn: Jane A. Parker      Attn: Jane A. Parker
      Vice President               Vice President      Vice President
      Structured Finance           Structured Finance  Structured Finance
                                                       Telephone:   207-874-7029
                                                       Telecopier:  207-874-7166
================================================================================


================================================================================
FIRST UNION BANK OF CONNECTICUT
                                                      Amount of Closing Fee
Working Capital Commitment  Guidance Loan Commitment  To Be Received

$3,500,000.00               $10,500,000.00            $33,600.00

Domestic Lending Office:    LIBOR Lending Office:     Address for Notices:

First Union Bank of         First Union Bank of       First Union Bank of
Connecticut                 Connecticut               Connecticut
300 Main Street             300 Main Street           300 Main Street
Stamford, CT  06904-0700    Stamford, CT  06904-0700  Stamford, CT  06904-0700
Attn: Anne Wilson           Attn: Anne Wilson         Attn: Anne Wilson,
      Vice President              Vice President            Vice President
                                                          Telephone:203-406-6041
                                                        Telecopier: 203-964-8239
================================================================================


================================================================================
BANK OF SCOTLAND
                                                      Amount of Closing Fee
Working Capital Commitment  Guidance Loan Commitment  To Be Received

$3,125,000.00               $9,375,000.00             $30,000.00


Domestic Lending Office:    LIBOR Lending Office:     Address for Notices:

Bank of Scotland            Bank of Scotland          Bank of Scotland
565 Fifth Avenue            565 Fifth Avenue          One Post Office Square
New York, NY  10017         New York, NY  10017       Suite 3750
Attn: Annie Chin Tat        Attn: Annie Chin Tat      Boston, MA  02109
      Vice President              Vice President      Attn: William Boland,
                                                            Director
                                                      Telephone: 617-426-1059
                                                      Telecopier: 617-426-1353

                                                      with copy to:

                                                      Bank of Scotland
                                                      565 Fifth Avenue
                                                      New York, NY  10017
                                                      Attn: Annie Chin Tat
                                                            Vice President
                                                      Telephone: 212-450-0871
                                                      Telecopier: 212-557-9460
================================================================================


================================================================================
THE BANK OF NOVA SCOTIA
                                                       Amount of Closing Fee
Working Capital Commitment  Guidance Loan Commitment   To Be Received

$3,125,000.00               $9,375,000.00              $30,000.00


Domestic Lending Office:    LIBOR Lending Office:      Address for Notices:

The Bank of Nova Scotia     The Bank of Nova Scotia    The Bank of Nova Scotia
One Liberty Plaza           One Liberty Plaza          One Liberty Plaza
New York, NY  10006         New York, NY  10006        New York, NY  10006
Attn:  Kevin D. McCarthy,   Attn: Kevin D. McCarthy,   Attn: Kevin D. McCarthy,
       Relationship Mgr.          Relationship Mgr.          Relationship Mgr.
                                                       Telephone:  212-225-5074
                                                       Telecopier: 212-225-5090

================================================================================


================================================================================
NATIONAL WESTMINSTER BANK P.L.C.
                                                       Amount of Closing Fee
Working Capital Commitment  Guidance Loan Commitment   To Be Received

$3,500,000.00               $10,500,000.00             $33,600.00


Domestic Lending Office:    LIBOR Lending Office:      Address for Notices:

National Westminster Bank   National Westminster Bank  National Westminster Bank
P.L.C.                      P.L.C.                     P.L.C.
175 Water Street, 26th Fl   175 Water Street, 26th Fl  175 Water Street, 26th Fl
New York, NY  10038         New York, NY  10038        New York, NY  10038
Attn: Wakefield Smith       Attn: Wakefield Smith      Attn: Wakefield Smith
      Vice President              Vice President             Vice President
                                                       Telephone:  212-602-8969
                                                       Telecopier:  212-602-4319

================================================================================


================================================================================
BANK LEUMI TRUST COMPANY OF NEW YORK
                                                        Amount of Closing Fee
Working Capital Commitment  Guidance Loan Commitment    To Be Received

$2,375,000.00               $7,125,000.00               $22,800.00


Domestic Lending Office:    LIBOR Lending Office:       Address for Notices:

Bank Leumi Trust Company of Bank Leumi Trust Company of Bank Leumi Trust Company
New York                    New York                    of New York
562 Fifth Avenue            562 Fifth Avenue            562 Fifth Avenue
New York, NY 10036          New York, NY 10036          New York, NY 10036
Attn:    Paul Tine          Attn:    Paul Tine          Attn: Paul Tine
                                                        Telephone:  212-626-1386
                                                       Telecopier:  212-626-1311

================================================================================

66648_8

                                                                         ANNEX C

                       [FORM OF ASSIGNMENT AND ASSUMPTION]

                            ASSIGNMENT AND ASSUMPTION

         Reference is made to a certain Fourth Amended and Restated Loan Agreement, dated as of July __, 1997 (as the same may be hereafter further amended, modified, supplemented, extended or restated from time to time, the "Loan Agreement") by and among (a) Fine Host Corporation, a Delaware corporation and all of its Subsidiaries (hereinafter referred to collectively as the "Borrowers" and each singly as a "Borrower"), (c) various banks and other financial institutions which are, or may become, parties thereto (collectively, the "Banks"), (d) BankBoston, N.A. as Administrative Agent for the Banks (in such capacity, the "Administrative Agent"), and (e) USTrust as Documentation Agent for the Banks. All capitalized terms not defined herein but defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement.

___________ (the "Assignor") and ____________ (the "Assignee") agree as follows:

         1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below) (but not prior to the registration of the information contained herein in the Register pursuant to subsection 10.15.5 of the Loan Agreement), a ____% interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Loan Agreement with respect to those credit facilities contained in the Loan Agreement as are set forth on Schedule 1 (hereinafter referred to collectively as the "Assigned Facilities" and each singly as an "Assigned Facility"), in a principal amount for each Assigned Facility as set forth on Schedule 1.

         2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any other obligor or the performance or observance by any Borrower or any other obligor of any of their respective obligations under the Loan Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) (i) requests that the Administrative Agent, upon request by the Assignee, (a) exchange any attached Notes for a new Note or Notes payable to the Assignee or,
(b) if the Assignor does not hold any Notes, issue a new Note or Notes payable to the Assignee and (ii) if (A) the Assignor has retained any interest in the Assigned Facility and (B) the Assignor holds any Notes, requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

         3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Assumption; (b) confirms that it has received a copy of the Loan Agreement, together with copies of the financial statements delivered pursuant to subsection 6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be a party to and bound by the provisions of the Loan Agreement and will perform in accordance with its terms all the obligations which by the terms of the Loan Agreement are required to be performed by it as a Bank including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to subsection 3.10(b) of the Loan Agreement.

         4. The effective date of this Assignment and Assumption shall be ______ ___, 1997 (the "Effective Date"). Following the execution of this Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Loan Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

         5. Upon such  acceptance  and  recording,  from and after the Effective
Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

         6. From and after the Effective Date, (a) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Bank thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Loan Agreement.

         7. This Assignment and Assumption shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         8. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission ), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed by their respective duly authorized officers as of the date first above written on Schedule 1 attached hereto.

[NAME OF ASSIGNOR]                                   [NAME OF ASSIGNEE]


By:________________________________         By:________________________________
    Name:                                                          Name:
    Title:                                                         Title:

ACCEPTED:                                                     CONSENTED TO:

BANKBOSTON, N.A., AS                                 FINE HOST CORPORATION AS
ADMINISTRATIVE AGENT                        BORROWER AGENT FOR THE BORROWERS



By:________________________________         By:________________________________
    Name:                                                          Name:
    Title:                                                         Title:

                                   Schedule 1
                          to Assignment and Assumption

Re: Assignment and Assumption relating to a certain Fourth Amended and Restated Loan Agreement, dated as of July __, 1997 (as the same may be hereafter further amended, modified, supplemented, extended or restated from time to time, the "Loan Agreement") by and among (a) Fine Host Corporation, a Delaware corporation and all of its Subsidiaries
         (hereinafter referred to collectively as the "Borrowers" and each singly as a "Borrower"), (c) various banks and other financial institutions which are, or may become, parties thereto (collectively, the "Banks"), (d) BankBoston, N.A. as administrative agent for the Banks (in such capacity, the "Administrative Agent"), and (e) USTrust as documentation agent for the Banks.
-----------------------------------------------------------------------------

Name of Assignor:
Name of Assignee:
Effective Date of Assignment:

          Credit              Principal        Commitment Percentage
     Facility Assigned     Amount Assigned          Assigned1/
                            $                             %
                            -----------           ---------

         The terms set forth above are hereby agreed to by:

[NAME OF ASSIGNOR]                                   [NAME OF ASSIGNEE]


By:________________________________         By:________________________________
Name:                                                Name:
Title:                                                        Title:

ACCEPTED:                                                     CONSENTED TO:

BANKBOSTON, N.A., AS                                 FINE HOST CORPORATION AS
ADMINISTRATIVE AGENT                        BORROWER AGENT FOR THE BORROWERS


By:________________________________         By:________________________________
Name:                                                Name:
Title:                                                        Title:

1/ Calculate the Commitment Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate commitments of all Banks.

                                                                       ANNEX D


                                     FORM OF
                            SUBORDINATION PROVISIONS

     1. Introduction. Any and all promissory notes or other evidences of Subordinated Debt shall have subordination provisions substantially as set forth in Part 2 of this Annex D. As used in this Annex D, the following terms shall have the meanings set forth below:

         "Agreement"   means  the  agreement   pursuant  to  which  a  Permitted
Acquisition is effected or, if different, pursuant to which a Note is issued.

         "Maker" means the issuer of a Note.

         "Note" means any promissory note or other evidence of the Subordinated Debt issued in a Permitted Acquisition.

         "Payee" means the original obligor under a Note.

         2.       Subordination Provisions.

         _. The Payee and each holder from time to time of this Note by its acceptance thereof agrees that all payments on this Note shall be subordinate and subject in right of payment, to the extent set forth in this Paragraph __, to the prior payment in full in cash of all Senior Debt (as defined below). The provisions of this Paragraph __ are made for the benefit of all present and future holders of Senior Debt and their successors and assigns (irrespective of whether such Senior Debt was created, incurred or acquired before or after the effectiveness of this Note or the Agreement) and shall be enforceable by each of them directly against the Payee or any holder of this Note from time to time. This Paragraph __ may not be amended without the written consent of each holder of Senior Debt (or by the holders of the percentage of Senior Debt specified in the applicable Senior Debt Agreement), and any purported amendment without such consent shall be void.

         _.1

                  (a) Upon any payment or distribution of assets or securities of the Maker or any subsidiary thereof of any kind or character (whether in cash, property or securities) upon any dissolution, winding up or total or partial liquidation or reorganization of the Maker, whether voluntary or involuntary or in a bankruptcy, insolvency, receivership or other proceeding (an "Insolvency Event"), all Senior Debt shall first be paid in full in cash before the Payee or any holder of this Note shall be entitled to receive, directly or indirectly, any payment of the principal of, or interest on or any other amount due with respect to this Note or to receive any distribution of any assets or securities of the Maker or any subsidiary thereof. Before any payment of the principal of, or interest on or any other amount due with respect to this Note upon any such Insolvency Event, any payment or distribution of assets or securities of the Maker or any subsidiary thereof of any kind or character (whether in cash, property or securities) to which the Payee or the holder of this Note would be entitled but for the provisions of this Paragraph __ shall be made by the Maker or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, directly to the holders of Senior Debt to the extent necessary to pay the Senior Debt in full in cash after giving effect to any concurrent payment or distribution to the holders of Senior Debt.

                  (b) No direct or indirect payment by or on behalf of the Maker of the principal of or interest on or any other amount due with respect to this Note (whether upon acceleration or otherwise) shall be made if, at the time of such payment, there exists any default or event of default under any Senior Debt Agreement (a "Blocking Event").

                  (c) The Payee shall not declare this Note to be due and payable, and this Note shall not otherwise become due and payable prior to its stated maturity upon the occurrence of any default hereunder or under the Agreement, unless and until there shall previously have been an acceleration of the Bank Liabilities and, if required by the terms of any other Senior Debt Agreement, the Senior Debt issued pursuant to such Senior Debt Agreement, in each case as a result of the occurrence of a default thereunder or with respect thereto.

         If, notwithstanding the foregoing provisions prohibiting such payment or distribution, the Payee or any holder of this Note shall have received any payment on account of this Note at any time following the occurrence of an event described in Paragraph __.1(a) above or following receipt by such party from any holder of Senior Debt of written notice to the effect that a Blocking Event has occurred and is continuing, and before all Senior Debt is paid in full in cash, then such payment or distribution shall be received and held in trust for the holders of Senior Debt and shall be paid over or delivered to the holders of Senior Debt remaining unpaid to the extent necessary to pay in full all Senior Debt in cash.

         _.2 Upon the occurrence of any Insolvency Event, all claims of the holder of this Note in such Insolvency Event shall be deemed to be assigned to the holders of Senior Debt. The holder of this Note hereby agrees to execute all documents that the holders of Senior Debt request in order to effectuate such assignment; provided, however, that such assignment shall terminate upon receipt by the holders of Senior Debt of payment in full of all of the Senior Debt. While such assignment is in effect, the holders of Senior Debt shall have the exclusive right to exercise all rights of the holder of this Note arising from its claims under the Insolvency Event (including, but not limited to, the right to file appropriate proofs of claims in respect of this Note, and the right to vote and to accept or reject a proposed plan of reorganization or composition).

         _.3  No  right  of  any  holder  of  Senior   Debt  to  enforce   these
subordination provisions shall at any time or in any way be prejudiced or impaired by any failure to act by the holders of Senior Debt or by any noncompliance by the Maker with the terms and provisions and covenants herein or in the Agreement, regardless of any knowledge thereof that a holder of Senior Debt may have or otherwise be charged with. The provisions of this Paragraph __ are intended to be for the benefit of, and shall be enforceable directly by, any present or future holder of Senior Debt.

         _.4 The Payee and each holder of this Note by his acceptance thereof agrees not to sell, assign or transfer all or any part of this Note while any Senior Debt remains unpaid unless such sale, assignment or transfer is made expressly subject to this Paragraph __.
         _.5 Upon the payment in full, in cash, of all Senior Debt, the Payee and or any other holder of this Note shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Maker applicable to Senior Debt until this Note shall have been paid in full.

         _.6 The Payee and each other holder of this Note agree to forbear and not take any action the purpose or effect of which would give them a preference or priority over any Senior Debt.

         _.7 All payments required to be made to the holders of the Senior Debt by any person or entity pursuant to this Paragraph __, shall be first applied to payment of the Bank Liabilities and the other Senior Debt, pro rata, until paid in full.

         _.8 For purposes of this Paragraph __, the following terms shall have the meanings provided below:

                  "Bank Agreement" means the Fourth Amended and Restated Loan Agreement, dated as of July __, 1997, by and among (a) Fine Host
         Corporation and all of its subsidiaries, (b) BankBoston, N.A. as Administrative Agent, (c) USTrust as Documentation Agent and (d) various banks and other financial institutions which are or may become parties thereto, together with any and all agreements, instruments and other documents executed in connection therewith, all as the same may be amended, restated, amended and restated, modified, supplemented, otherwise changed from time to time, renewed, replaced, refinanced or extended.

         "Bank Liabilities" means "Liabilities" as that term is defined in the Bank Agreement.

                  "Senior Debt" means (a) the Bank Liabilities, (b) to the extent permitted by subsection 7.3 of the Bank Agreement, (i) all obligations of the Maker in respect of any other indebtedness to banks, financial institutions or institutional lenders or investors including, without limitation, obligations in respect of principal, premium, interest, reimbursement obligations and fees and expenses, and (ii) all obligations of the Maker as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and leases of property or assets made as part of any sale and leaseback transaction to which the Maker is a party, and
         (c) any and all renewals, extensions, increases or rearrangements of any of the foregoing, in each case, whether existing on the date of this Note or hereafter created, incurred or acquired. Without limiting or expanding the foregoing provisions of this definition, this Note is not intended to be either superior or subject in right of payment to any obligation of the Maker, whether existing on the date of this Note or hereafter created, incurred or acquired, under any other note or instrument given to any other seller or sellers in connection with the acquisition of any business, properties or assets by the Maker or any subsidiary thereof.

                  "Senior Debt Agreement" means, with respect to any Senior Debt, the agreement or agreements pursuant to which such Senior Debt was issued or the instrument or instruments evidencing such Senior Debt, as applicable.

68936_3



                                                                      EXHIBIT A

                       [FORM OF FIRST AMENDED AND RESTATED
                              WORKING CAPITAL NOTE]

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE LOAN AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH LOAN AGREEMENT.

                 FIRST AMENDED AND RESTATED WORKING CAPITAL NOTE


$______________                                               [Closing Date]


         FOR VALUE RECEIVED, the undersigned, Fine Host Corporation, a Delaware corporation, and all of its Subsidiaries (collectively, the "Borrowers"), hereby jointly and severally and unconditionally promise to pay to the order of ______________________________ (the "Bank") at the office of BankBoston, N.A., located at 100 Federal Street, Boston, Massachusetts 02110, in lawful money of the United States of America and in immediately available funds, on the Working Capital Maturity Date the principal amount of ________________________ and 00/100 Dollars ($______________________), or, if less, the aggregate unpaid principal amount of all Working Capital Loans made by the Bank to the Borrower Agent pursuant to subsection 2.1 of the Loan Agreement (as defined below). The Borrowers further agree to pay interest in like money at such office on the unpaid principal amount of Working Capital Loans made by the Bank from time to time outstanding at the rates and on the dates specified in subsection 3.4 of the Loan Agreement.

         Reference is hereby made to that certain Fourth Amended and Restated Loan Agreement, dated of even date herewith (as the same may be hereafter further amended, modified, supplemented, extended or restated from time to time, the "Loan Agreement") by and among the Borrowers, BankBoston, N.A. as Administrative Agent, USTrust as Documentation Agent, the Bank and certain other banks and financial institutions which are or may hereafter be parties thereto from time to time. All capitalized terms not defined herein but defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement.

         The holder of this Note is authorized to endorse on the Schedules A and B annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Working Capital Loan made by the Bank and the date and amount of each payment or prepayment of principal thereof, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of LIBOR Loans, the length of each Interest Period and the LIBOR Rate with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligation of the Borrowers to repay Working Capital Loans (with applicable interest) pursuant to the Loan Agreement.

         This Note (a) is one of the Working Capital Notes referred to in the Loan Agreement; (b) is subject to the provisions of the Loan Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Loan Agreement. This Note is secured as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interests were granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence and during the continuance of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Loan Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         All of the obligations and liabilities of the Borrowers (including without limitation, the Joint Venture Subsidiary Borrowers) under this Note are joint and several.

         Notwithstanding any provision contained in this Note to the contrary, the liabilities and obligations of the Joint Venture Subsidiary Borrowers under this Note are limited to the extent provided in subsection 10.22 of the Loan Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

         This Note and all of the other Working Capital Notes referred to in the Loan Agreement amend and restate in their entirety all of the Existing Working Capital Notes. Upon the execution and delivery by the Borrowers of this Note and all of the other Working Capital Notes, this Note and all of the other Working Capital Notes shall collectively replace in their entirety all of the Existing Working Capital Notes and shall immediately evidence all outstanding indebtedness under the Existing Working Capital Notes. The Borrowers hereby agree that the indebtedness embodied in and evidenced by this Note and all of the other Working Capital Notes is the same indebtedness embodied in and evidenced by the Existing Working Capital Notes, as increased as provided in this Note and in the other Working Capital Notes, and that such indebtedness is a continuing obligation of the Borrowers, and has been and continues to be fully enforceable, absolute and in existence.

         IN WITNESS WHEREOF, the undersigned have executed this Note under seal as of the date first written above.


FINE HOST CORPORATION                       FINE HOST SERVICES CORPORATION


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________

FINE HOST OF VERMONT, INC.                   FANFARE, INC.

By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


GLOBAL FANFARE, INC.                        FINE HOST INTERNATIONAL
                                                              CORPORATION


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


CREATIVE FOOD MANAGEMENT,                    NORTHWEST FOOD SERVICE, INC.
INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


TARRANT COUNTY CONCESSIONS, L.L.C.          SUN WEST SERVICES, INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


REPUBLIC MANAGEMENT CORP.                   VERSATILE HOLDING CORPORATION
OF MASSACHUSETTS

By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


SERV-RITE CORPORATION                       IDEAL MANAGEMENT SERVICES, INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________

SERVICE DYNAMICS CORP.                      PCS HOLDING CORP.
                                            (f/k/a HCS Management Corp.)

By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________

PCS MANAGEMENT CORP.                       HEARTSTRINGS GIFT SHOPS, INC.
(f/k/a N.C. PCSM, Inc.)                   (f/k/a Hospital Coffee Shoppes, Inc.)


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


THE ENVIRONMENTAL GROUP, INC.               CREATIVE DATA SYSTEMS, INC.

By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


FINE HOST/S. BROOKS & ASSOCIATES
JOINT VENTURE

By:      Fine Host Corporation, in its capacity as a joint
          venturer of aforesaid Joint Venture

         By: ______________________________
         Title: _____________________________

By:      S. Brooks & Associates, Inc., in its capacity as a
          joint venturer of aforesaid Joint Venture

         By: ______________________________
         Title: _____________________________


FINE HOST/R&N/A CUP ABOVE JOINT VENTURE

By:      Fine Host Corporation, in its capacity as a joint
          venturer of aforesaid Joint Venture

         By: ________________________________
         Title: ______________________________

By:      ____________________________________
         Tyrone W. Nabbie (together with Ronald O. Rogers, doing
          business as R&N Management Services), in his capacity
          as a joint venturer of aforesaid Joint Venture

By:      ____________________________________
         Ronald O. Rogers (together with Tyrone W. Nabbie, doing
          business as R&N Management Services), in his capacity
          as a joint venturer of aforesaid Joint Venture

By:      __________________________________
         Ellen Korbin (doing business as A Cup Above), in her
          capacity as a joint venturer of aforesaid Joint Venture

WISCONSIN CENTER JOINT VENTURE

By:      Fine Host Corporation, in its capacity
         as a joint venturer of aforesaid Joint
    Venture

    By:______________________________
    Title:_____________________________

By: Five-Star Marketing, Inc., in its capacity as
    a joint venturer of aforesaid Joint Venture

    By:______________________________
    Title:_____________________________


                                  Schedule A to
                 First Amended and Restated Working Capital Note


                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS
======--------------------------------------------------------------------------------------------===================

       Amount          Amount      Amount of Principal      Amount of ABR      Unpaid Principal
        of ABR        Converted        of ABR Loans         Loans Converted      Balance of ABR   Notation
Date     Loans       to ABR Loans         Repaid             to LIBOR Loans           Loans       Made By

======--------------------------------------------------------------------------------------------===================

======--------------------------------------------------------------------------------------------===================

======--------------------------------------------------------------------------------------------===================

======--------------------------------------------------------------------------------------------===================

======--------------------------------------------------------------------------------------------===================

======--------------------------------------------------------------------------------------------===================

======--------------------------------------------------------------------------------------------===================

======--------------------------------------------------------------------------------------------===================

======--------------------------------------------------------------------------------------------===================

======--------------------------------------------------------------------------------------------===================

======--------------------------------------------------------------------------------------------===================

=====================================================================================================================

=====================================================================================================================





                          Schedule B to
                        First Amended and
                        Restated Working
                          Capital Note



       LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF
                           LIBOR LOANS


======-------------------------------------------------------------------------------------------------------==================

                     Amount            Interest Period                      Amount of LIBOR       Unpaid
                  Converted to or         and LIBOR          Amount of    Loans Converted      Principal
       Amount of  continued as LIBOR      Rate with         Principal of     to ABR Loans     Balance of
         LIBOR         Loans              Respect             LIBOR                           LIBOR Loans        Notation
Date     Loans                            Thereto          Loans Repaid                                          Made By

======-------------------------------------------------------------------------------------------------------==================

======-------------------------------------------------------------------------------------------------------==================

======-------------------------------------------------------------------------------------------------------==================

======-------------------------------------------------------------------------------------------------------==================

======-------------------------------------------------------------------------------------------------------==================

======-------------------------------------------------------------------------------------------------------==================

======-------------------------------------------------------------------------------------------------------==================

======-------------------------------------------------------------------------------------------------------==================

======-------------------------------------------------------------------------------------------------------==================

======-------------------------------------------------------------------------------------------------------==================

======-------------------------------------------------------------------------------------------------------==================

===============================================================================================================================

===============================================================================================================================


PABOS2:FSH:61990_2

                                                                      EXHIBIT B

                            [FORM OF SWING LINE NOTE]

    THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE LOAN AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST
 BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO
                       THE TERMS OF SUCH LOAN AGREEMENT.

                                 SWING LINE NOTE


$5,000,000.00                                                    [Closing Date]


         FOR VALUE RECEIVED, the undersigned, Fine Host Corporation, a Delaware corporation, and all of its Subsidiaries (collectively, the "Borrowers"), hereby jointly and severally and unconditionally promise to pay to the order of BankBoston, N.A. (the "Swing Line Bank") at its office, located at 100 Federal Street, Boston, Massachusetts 02110, in lawful money of the United States of America and in immediately available funds, on the Working Capital Maturity Date the principal amount of Five Million and 00/100 Dollars ($5,000,000.00), or, if less, the aggregate unpaid principal amount of all Swing Line Loans made by the Swing Line Bank to the Borrower Agent pursuant to subsection 2.1.7 of the Loan Agreement (as defined below). The Borrowers further agree to pay interest in like money at such office on the unpaid principal amount of Swing Line Loans made by the Swing Line Bank from time to time outstanding at the rates and on the dates specified in subsection 3.4 of the Loan Agreement.

         Reference is hereby made to that certain Fourth Amended and Restated Loan Agreement, dated of even date herewith (as the same may be hereafter further amended, modified, supplemented, extended or restated from time to time, the "Loan Agreement") by and among the Borrowers, BankBoston, N.A. as Administrative Agent, USTrust as Documentation Agent, the Swing Line Bank and certain other banks and financial institutions which are or may hereafter be parties thereto from time to time. All capitalized terms not defined herein but defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement.

         The Swing Line Bank is authorized to endorse the date and the amount of each Swing Line Loan made by the Swing Line Bank to the Borrower pursuant to subsection 2.1.7 of the Loan Agreement and the date and amount of each payment or prepayment of principal thereof on Schedule A annexed hereto and made a part hereof and any such recordation shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, however, that any failure by the Swing Line Bank to make such endorsement shall not affect the obligation of the Borrowers to repay the Swing Line Loans (with applicable interest) pursuant to the Loan Agreement.

         This Note (a) is one of the Swing Line Notes referred to in the Loan Agreement; (b) is subject to the provisions of the Loan Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Loan Agreement. This Note is secured as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interests were granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence and during the continuance of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Loan Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         All of the obligations and liabilities of the Borrowers (including without limitation, the Joint Venture Subsidiary Borrowers) under this Note are joint and several.

         Notwithstanding any provision contained in this Note to the contrary, the liabilities and obligations of the Joint Venture Subsidiary Borrowers under this Note are limited to the extent provided in subsection 10.22 of the Loan Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

         IN WITNESS WHEREOF, the undersigned have executed this Note under seal as of the date first written above.


FINE HOST CORPORATION                       FINE HOST SERVICES CORPORATION


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


FINE HOST OF VERMONT, INC.          FANFARE, INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________

GLOBAL FANFARE, INC.                        FINE HOST INTERNATIONAL
                                                              CORPORATION


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


CREATIVE FOOD MANAGEMENT,                    NORTHWEST FOOD SERVICE, INC.
INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


TARRANT COUNTY CONCESSIONS, L.L.C.            SUN WEST SERVICES, INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


REPUBLIC MANAGEMENT CORP.                    VERSATILE HOLDING CORPORATION
OF MASSACHUSETTS

By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________

SERV-RITE CORPORATION                       IDEAL MANAGEMENT SERVICES, INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________

SERVICE DYNAMICS CORP.                      PCS HOLDING CORP.
                                             (f/k/a HCS Management Corp.)

By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________

PCS MANAGEMENT CORP.                       HEARTSTRINGS GIFT SHOPS, INC.
(f/k/a N.C. PCSM, Inc.)                   (f/k/a Hospital Coffee Shoppes, Inc.)


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


THE ENVIRONMENTAL GROUP, INC.               CREATIVE DATA SYSTEMS, INC.

By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


FINE HOST/S. BROOKS & ASSOCIATES
JOINT VENTURE

By:      Fine Host Corporation, in its capacity as a joint
          venturer of aforesaid Joint Venture

         By: ______________________________
         Title: _____________________________

By:      S. Brooks & Associates, Inc., in its capacity as a
          joint venturer of aforesaid Joint Venture

         By: ______________________________
         Title: _____________________________


FINE HOST/R&N/A CUP ABOVE JOINT VENTURE

By:      Fine Host Corporation, in its capacity as a joint
          venturer of aforesaid Joint Venture

         By: ________________________________
         Title: ______________________________

By:      ____________________________________
         Tyrone W. Nabbie (together with Ronald O. Rogers, doing
          business as R&N Management Services), in his capacity
          as a joint venturer of aforesaid Joint Venture

By:      ____________________________________
         Ronald O. Rogers (together with Tyrone W. Nabbie, doing
          business as R&N Management Services), in his capacity
          as a joint venturer of aforesaid Joint Venture

By:      __________________________________
         Ellen Korbin (doing business as A Cup Above), in her
          capacity as a joint venturer of aforesaid Joint Venture


WISCONSIN CENTER JOINT VENTURE


By:      Fine Host Corporation, in its capacity
         as a joint venturer of aforesaid Joint
         Venture

    By:______________________________
    Title:_____________________________

By:      Five-Star Marketing, Inc., in its capacity as
         a joint venturer of aforesaid Joint Venture

    By:______________________________
    Title:_____________________________

                                   Schedule A
                               To Swing Line Note

                              LOANS AND REPAYMENTS


=====------------------------------------------------------------------------

          Amount of            Amount of          Unpaid
       Swing Line Loans   Swing Line Loans   Principal Balance  Notation Made
Date        Made                Repaid           of Swing            By
                                                Line Loans
=====------------------------------------------------------------------------

=====------------------------------------------------------------------------

=====------------------------------------------------------------------------

=====------------------------------------------------------------------------

=====------------------------------------------------------------------------

=====------------------------------------------------------------------------

=====------------------------------------------------------------------------

=====------------------------------------------------------------------------

=====------------------------------------------------------------------------

=====------------------------------------------------------------------------

=====------------------------------------------------------------------------

=====------------------------------------------------------------------------

=====------------------------------------------------------------------------

=============================================================================

=============================================================================


PABOS2:FSH:65195_2
                                                                    EXHIBIT C

               [FORM OF FIRST AMENDED AND RESTATED GUIDANCE NOTE]

    THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE LOAN AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST
 BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO
                       THE TERMS OF SUCH LOAN AGREEMENT.

                    FIRST AMENDED AND RESTATED GUIDANCE NOTE


$_____________                                                 [Closing Date]


         FOR VALUE RECEIVED, the undersigned, Fine Host Corporation, a Delaware corporation, and all of its Subsidiaries (collectively, the "Borrowers"), hereby jointly and severally and unconditionally promise to pay to the order of __________________________________ (the "Bank") at the office of BankBoston,
N.A., located at 100 Federal Street, Boston, Massachusetts 02110, in lawful money of the United States of America and in immediately available funds, on the Guidance Loan Maturity Date the principal amount of ________________________ and 00/100 Dollars ($______________________), or, if less, the aggregate unpaid principal amount of all Guidance Loans made by the Bank to the Borrower Agent pursuant to subsection 2.2 of the Loan Agreement (as defined below). The principal amount of this Note shall be paid in the amounts and on the dates specified in subsection 2.2.5 of the Loan Agreement. The Borrowers further agree to pay interest in like money at such office on the unpaid principal amount of Guidance Loans made by the Bank from time to time outstanding at the rates and on the dates specified in subsection 3.4 of the Loan Agreement.

         Reference is hereby made to that certain Fourth Amended and Restated Loan Agreement, dated of even date herewith (as the same may be hereafter further amended, modified, supplemented, extended or restated from time to time, the "Loan Agreement") by and among the Borrowers, BankBoston, N.A. as Administrative Agent, USTrust as Documentation Agent, the Bank and certain other banks and financial institutions which are or may hereafter be parties thereto from time to time. All capitalized terms not defined herein but defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement.

         The holder of this Note is authorized to endorse on the Schedules A and B annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Guidance Loan made by the Bank and the date and amount of each payment or prepayment of principal thereof, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of LIBOR Loans, the length of each Interest Period and the LIBOR Rate with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligation of the Borrowers to repay Guidance Loans (with applicable interest) pursuant to the Loan Agreement.

         This Note (a) is one of the Guidance Notes referred to in the Loan Agreement; (b) is subject to the provisions of the Loan Agreement and (c) is subject to optional and mandatory prepayment in whole or in part, and to conversion, as provided in the Loan Agreement. This Note is secured as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interests were granted and the rights of the holder of this
Note in respect thereof.

         Upon the occurrence and during the continuance of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Loan Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         All of the obligations and liabilities of the Borrowers (including without limitation, the Joint Venture Subsidiary Borrowers) under this Note are joint and several.

         Notwithstanding any provision contained in this Note to the contrary, the liabilities and obligations of the Joint Venture Subsidiary Borrowers under this Note are limited to the extent provided in subsection 10.22 of the Loan Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

         This Note and all of the other Guidance Notes referred to in the Loan Agreement amend and restate in their entirety all of the Existing Guidance Notes. Upon the execution and delivery by the Borrowers of this Note and all of the other Guidance Notes, this Note and all of the other Guidance Notes shall collectively replace in their entirety all of the Existing Guidance Notes and shall immediately evidence all outstanding indebtedness under the Existing Guidance Notes. The Borrowers hereby agree that the indebtedness embodied in and evidenced by this Note and all of the other Guidance Notes is the same indebtedness embodied in and evidenced by the Existing Guidance Notes, as increased as provided in this Note and in the other Guidance Notes, and that such indebtedness is a continuing obligation of the Borrowers, and has been and continues to be fully enforceable, absolute and in existence.
         IN WITNESS WHEREOF, the undersigned have executed this Note under seal as of the date first written above.


FINE HOST CORPORATION                       FINE HOST SERVICES CORPORATION


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


FINE HOST OF VERMONT, INC.                  FANFARE, INC.
By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


GLOBAL FANFARE, INC.                        FINE HOST INTERNATIONAL
                                                              CORPORATION


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


CREATIVE FOOD MANAGEMENT,                   NORTHWEST FOOD SERVICE, INC.
INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


TARRANT COUNTY CONCESSIONS, L.L.C.          SUN WEST SERVICES, INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


REPUBLIC MANAGEMENT CORP.                   VERSATILE HOLDING CORPORATION
OF MASSACHUSETTS

By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


SERV-RITE CORPORATION                       IDEAL MANAGEMENT SERVICES, INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________

SERVICE DYNAMICS CORP.                      PCS HOLDING CORP.
                                            (f/k/a HCS Management Corp.)

By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


PCS MANAGEMENT CORP.                        HEARTSTRINGS GIFT SHOPS, INC.
(f/k/a N.C. PCSM, Inc.)                    (f/k/a Hospital Coffee Shoppes, Inc.)


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


THE ENVIRONMENTAL GROUP, INC.               CREATIVE DATA SYSTEMS, INC.

By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


FINE HOST/S. BROOKS & ASSOCIATES
JOINT VENTURE

By:      Fine Host Corporation, in its capacity as a joint
          venturer of aforesaid Joint Venture

         By: ______________________________
         Title: _____________________________

By:      S. Brooks & Associates, Inc., in its capacity as a
          joint venturer of aforesaid Joint Venture

         By: ______________________________
         Title: _____________________________


FINE HOST/R&N/A CUP ABOVE JOINT VENTURE

By:      Fine Host Corporation, in its capacity as a joint
          venturer of aforesaid Joint Venture

         By: ________________________________
         Title: ______________________________

By:      ____________________________________
         Tyrone W. Nabbie (together with Ronald O. Rogers, doing
          business as R&N Management Services), in his capacity
          as a joint venturer of aforesaid Joint Venture

By:      ____________________________________
         Ronald O. Rogers (together with Tyrone W. Nabbie, doing
          business as R&N Management Services), in his capacity
          as a joint venturer of aforesaid Joint Venture

By:      __________________________________
         Ellen Korbin (doing business as A Cup Above), in her
          capacity as a joint venturer of aforesaid Joint Venture

WISCONSIN CENTER JOINT VENTURE

By:      Fine Host Corporation, in its capacity
         as a joint venturer of aforesaid Joint
    Venture

    By:_____________________________
    Title:___________________________

By:      Five-Star Marketing, Inc., in its capacity as
    a joint venturer of aforesaid Joint Venture

    By:______________________________
    Title:_____________________________

                                 Schedule A to
                    First Amended and Restated Guidance Note

                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS



======------------------------------------------------------------------------

                              Amount of   Amount of    Unpaid
      Amount     Amount       Principal   ABR Loans   Principal
      of ABR   Converted     of ABR Loans Converted   Balance of    Notation
Date   Loans  to ABR Loans      Repaid    to LIBOR    ABR Loans     Made By
                                            Loans
======------------------------------------------------------------------------

======------------------------------------------------------------------------



                                                                      EXHIBIT D

                                     FORM OF
                 SECOND AMENDED AND RESTATED SECURITY AGREEMENT
                           (for Fine Host Corporation)

         This SECOND AMENDED AND RESTATED SECURITY AGREEMENT (the "Agreement") is made as of July __, 1997, by and between (a) FINE HOST CORPORATION, a Delaware corporation, with its principal place of business at 3 Greenwich Office Park, Greenwich, Connecticut 06830 (together with its successors and assigns, "Fine Host") and (b) BANKBOSTON, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") for various banks and other financial institutions which are or may hereafter become parties (said banks and other financial institutions are hereinafter referred to collectively as the "Banks") to that certain Fourth Amended and Restated Loan Agreement, dated of even date herewith (as the same may be hereafter further amended, modified, supplemented, extended or restated, from time to time, the "Loan Agreement"), by and among Fine Host, all of the Subsidiaries of Fine Host, the Administrative Agent, USTrust as Documentation Agent for the Banks (in such capacity, the "Documentation Agent")(the Administrative Agent and the Documentation Agent are hereinafter sometimes referred to collectively as the "Agents") and the Banks.

         All capitalized terms not defined herein but defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement, and if not defined in the Loan Agreement, then the meanings given to such terms in the Uniform Commercial Code, as in effect, from time to time, in The Commonwealth of Massachusetts (the "UCC").

WITNESSETH:

         WHEREAS, in connection with the Existing Loan Agreement, Fine Host entered into, among other things, a certain First Amended and Restated Security Agreement, dated as of June 25, 1996 (the "Existing Security Agreement"), by and between Fine Host and USTrust, as Lender and Agent for the Existing Banks (in such capacity, the "Original Agent"), pursuant to which, among other thing, Fine Host granted to the Original Agent, for the ratable benefit of the Existing Banks, a security interest in the assets of Fine Host, as more particularly described therein and herein, to secure all of the obligations and liabilities of Fine Host to the Existing Banks; and

         WHEREAS, Fine Host and all of its Subsidiaries have requested that the Existing Banks amend and restate in its entirety the Existing Loan Agreement in the manner provided in the Loan Agreement; and

         WHEREAS, the Agents and all of the Banks which are not Existing Banks have agreed to become parties to the Loan Agreement; and

         WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement and to the obligations of the Banks to make Extensions of Credit provided for therein that Fine Host shall have amended and restated in its entirety the Existing Security Agreement in the manner provided herein.

         NOW, THEREFORE, in consideration of the premises contained herein, and to induce the Existing Banks to amend and restate the Existing Loan Agreement, as provided in the Loan Agreement, and to induce the Banks to make Extensions of Credit under the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Fine Host and the Administrative Agent, for the ratable benefit of the Banks, hereby amend, restate and replace the Existing Security Agreement to read in its entirety as follows:

Article I.        Grant of Security Interest.

         1.1 To secure the prompt, punctual, and faithful performance by Fine Host of all of its Liabilities, Fine Host hereby grants to the Administrative Agent, for the ratable benefit of the Banks, a continuing security interest in and to, and assigns to the Administrative Agent, for the ratable benefit of the Banks, all of the rights, title and interests of Fine Host in and to, the following, and each item thereof, whether now owned or now due, or in which Fine Host has an interest, or hereafter at any time in the future, acquired, arising, or to become due, or in which Fine Host obtains an interest, and all products, proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Administrative Agent may in the future be granted a security interest pursuant hereto, is referred to hereinafter as the "Collateral"): (a) All Accounts and Accounts Receivable; (b) All Inventory; (c) All Contract Rights; (d) All General Intangibles; (e) All Equipment; (f) All Farm Products; (g) All Goods; (h) All Chattel Paper, Note Receivables and Receivables (including but not limited to, all license agreements, all management agreements, all concession agreements and all food service operation agreements and all Facilities Agreements); (i) All Fixtures;
(j) All books, records, and information relating to the Collateral and/or to the operation of Fine Host's business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained, subject, in the case of rights of access to premises not owned by Fine Host, to rights of third parties; (k) All Instruments, Documents of Title, Documents, policies and certificates of insurance, Securities, deposits, deposit accounts, money, cash, or other property; (l) All federal, state, and local tax refunds and/or abatements to which Fine Host is, or becomes entitled, no matter how or when arising, including, but not limited to any loss carryback tax refunds; (m) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates, arise out of the foregoing (a through l), or otherwise; (n) All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing (a through m) including the right of stoppage in transit; and (o) All licenses and permits (including but not limited to, all liquor licenses).

         1.2 The foregoing grant of a security interest is in addition to, and supplemental of, any security interest previously granted by Fine Host to either the Administrative Agent or to the Original Agent and shall continue in full force and effect applicable to all Liabilities and to any future advances made by the Administrative Agent or any of the Banks to or on behalf of Fine Host until this Agreement is specifically terminated in writing by a duly authorized officer of the Administrative Agent.

Article II.       Definitions.

         As herein used, the following terms have the following meanings:

         2.1 "Accounts" and "Accounts Receivable" means "accounts," as defined in the UCC, together with all accounts, accounts receivable, notes, drafts, acceptances, and other forms of obligations and receivables and rights to payment for credit extended and for goods sold or leased, or services rendered, whether or not yet earned by performance; all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit and all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

         2.2 "Contract Rights" means "contract rights," as defined in the UCC, together with any right to payment under a contract not yet earned by performance and not evidenced by an instrument or Chattel Paper.

         2.3 "Costs of Collection" means and includes all fees, costs and expenses (including without limitation, all reasonable legal fees, costs and expenses, and reasonable costs and expenses associated with travel) incurred by the Agents in connection with the administration of this Agreement and all of the other Loan Documents. Costs of Collection also means and includes all fees, costs and expenses (including without limitation, all reasonable legal fees, costs and expenses, and reasonable costs and expenses associated with travel) incurred by the Agents and the Banks in connection with preserving, protecting, collecting, or enforcing the Collateral, the Liabilities and/or the Administrative Agent's Rights and Remedies or any of the rights and remedies of the Agents or the Banks against or in respect of any guarantor or other person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts). The Costs of Collection shall be added to the Liabilities of Fine Host to the Agents and the Banks, as if such had been lent, advanced, and credited by the Agents and the Banks to, or for the benefit of, Fine Host.

         2.4 "Equipment" means "equipment," as defined in the UCC, together with all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furniture, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of Fine Host's business.

         2.5 "General Intangibles" means "general intangibles," as defined in the UCC, together with all: rights to payment for credit extended; deposits; amounts due to Fine Host; credit memoranda in favor of Fine Host; warranty claims; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license fees; franchise fees; rights of admission; licenses; franchises; permits; certificates of convenience and necessity, and similar rights granted by any governmental authority; copyrights; trademarks, trade names, service marks, patents, patent applications, patents pending, and other intellectual property; developmental ideas and concepts; proprietary processes; blueprints; drawings; designs; diagrams; plans; reports; charts; catalogs; manuals; technical data; computer programs, computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; proposals; costs estimates, and other reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by Fine Host or credit extended or services performed, by Fine Host, whether intended for an individual customer or the general business of Fine Host, or used or useful in connection with research by Fine Host.

         2.6 "Inventory" means "inventory" as defined in the UCC, together with all goods, wares, merchandise, raw materials, work in process, finished goods, and all packaging, advertising, shipping material, and documents related to any of the foregoing, and all labels, and other devices, names, or marks affixed or to be affixed thereto for identifying or selling the same, and other personal property of every description held for sale or lease or furnished or to be furnished under a contract or contracts of sale or service by Fine Host, or used or consumed or to be used or consumed in Fine Host's business, and all goods of said description which are in transit, and all returned, repossessed and rejected goods of said description, and all such goods of said description which are detained from or rejected for entry into the United States, and all documents (whether or not negotiable) which represent any of the foregoing.

         2.7      "Liabilities" has the meaning given to that term in the
                    Loan Agreement.

         2.8 "Obligations" means the obligations, covenants, representations and warranties of the Borrowers (including without limitation, Fine Host) to any or all of the Banks, and the Agents under the Loan Documents.

         2.9 "Proceeds" means "proceeds," as defined in the UCC, together with insurance proceeds, and each type of property described in Sections 1-1(a) through and including 1-1(o) above.

         2.10 "Receivables Collateral" refers to that portion of the Collateral which consists of Fine Host's Accounts, Accounts Receivable, Contract Rights, General Intangibles, Chattel Paper, Instruments, Documents of Title, Documents, Securities, letters of credit and bankers' acceptances, and any rights to payment now held or in which Fine Host has an interest, or hereafter acquired, or in which Fine Host obtains an interest.

Article III.      Representations, Warranties and Covenants.

         3.1 Fine  Host  shall pay when due (or on  demand  if so  payable)  the
Liabilities  and  promptly,   punctually,   and  faithfully  shall  perform  the
Obligations.

         3.2 Fine Host presently is and shall hereafter remain in good standing as a corporation in that State indicated in the preamble of this Agreement and is and shall hereafter remain duly qualified and in good standing in every other State in which, by reason of the nature or location of Fine Host's assets or operation of Fine Host's business, such qualification may be necessary, except those States in which the failure to qualify and remain in good standing would not have a Material Adverse Effect. The execution and delivery of this Agreement and of any other instruments or documents executed in connection herewith constitute representations by Fine Host that such execution and delivery have received all corporate authorization as may be necessary to permit such execution and delivery to, and that they do, bind Fine Host.

         3.3      Exhibit A attached hereto and incorporated herein by
                    reference constitutes a listing of:

     (i) all trade names and trade styles under which Fine Host presently conducts or ever conducted its business; and

     (ii) all legal names and legal statuses (such as a corporation or partnership) under which Fine Host conducts or ever conducted business.

         3.4 Fine Host is, and shall hereafter remain, the owner of the Collateral free and clear of all liens, encumbrances, attachments, security interests, purchase money security interests, mortgages, and charges with the exceptions of (a) the security interest created herein, and (b) the security interests and other encumbrances (if any) listed on Exhibit B attached hereto and incorporated herein by reference or as otherwise permitted in the Loan Agreement. Fine Host does not presently, and shall not hereafter have possession of any property on consignment. Fine Host shall timely pay all of Fine Host's encumbrances which are secured by security interests which may be superior to that granted the Administrative Agent herein.

         3.5 Fine Host's principal place of business, chief executive office and mailing address is set forth at the beginning of this Agreement; set forth on Exhibit C are the locations of all Borrower's other places of business or at which the Collateral may be kept or located. Except to accomplish sales of Inventory in the ordinary course of business and to utilize such of the Collateral as is removed from such locations in the ordinary course of business (such as motor vehicles), the Collateral will be kept at all times at Fine Host's principal place of business and chief executive office as set forth at the beginning of this Agreement or at the locations of Fine Host's other places of business as set forth on Exhibit C. All the information contained in the Exhibits to this Agreement is true, accurate and complete, and Fine Host hereby agrees to furnish the Administrative Agent written notice within ten (10) days of any changes therein, or any additional information necessary to insure that the information contained in the Exhibits remains true, accurate and complete.

         3.6 Fine Host shall provide the Administrative Agent with such information concerning Fine Host, the Collateral, the operation of Fine Host's business, and Fine Host's financial condition as the Administrative Agent may reasonably request from time to time. All financial information so provided the Administrative Agent by Fine Host shall be prepared in accordance with generally accepted accounting principles applied consistently in the preparation thereof and with prior periods and shall fairly reflect the matters described therein.

         3.7 All covenants, representations, and warranties made by Fine Host pursuant to the terms of the Loan Agreement are hereby incorporated herein by reference, and all provisions of the Loan Agreement granting the Administrative Agent rights, privileges, or remedies are likewise also incorporated herein by reference.

         3.8 Fine Host shall not sell, offer to sell, lease, or otherwise transfer or dispose of the Collateral or any part thereof or any interest therein, except as permitted under the Loan Agreement.

         3.9 Fine Host shall execute and deliver to the Administrative Agent such instruments and shall do all such things from time to time hereafter as the Administrative Agent may reasonably request to carry into effect the provisions and intent of this Agreement, to protect and perfect the Administrative Agent's security interest in and to the Collateral, and to comply with all applicable statutes and laws, and to facilitate the collection and/or enforcement of Receivables Collateral. Contemporaneous with the execution of this Agreement, Fine Host shall execute all such instruments as may be reasonably required by the Administrative Agent with respect to the perfection of the security interests granted herein, including without limitation, financing statements in such form and to be filed in accordance with the provisions of the Uniform Commercial Code in such State or States as the Administrative Agent may determine, and applications for notations of the Administrative Agent as lien holder, mortgagee, or the like, on such certificates or similar instruments as may have been issued with respect to Fine Host's ownership of one or more items of the Collateral. A carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this Section shall be sufficient for filing to perfect the security interests granted herein.

         3.10 Fine Host shall (a) keep the  Collateral in good order and repair;
(b) not waste or destroy or suffer the waste or destruction of the Collateral of any part thereof; and (c) not use any of the Collateral in violation of any policy of insurance thereon.

         3.11 Fine Host shall not indirectly do or cause to be done any act which, if done directly by Fine Host, would breach any covenant contained herein or in any other agreement between Fine Host and the Administrative Agent.

         3.12 The representations, covenants, and warranties contained herein are in addition to any others, previously, presently, or hereafter made by Fine Host to or with the Administrative Agent in any other instrument.

Article IV.       Collection of Accounts, Accounts Receivable, Contract Rights
                    and Other Collateral.

         4.1      At any time after one or more Events of Default has occurred:

                  (a) The Administrative Agent may notify any of Fine Host's account or contract debtors, either in the name of the Administrative
         Agent or Fine Host,  to make  payment  directly  to the  Administrative
         Agent or such other address as may be specified by the Administrative Agent, and may advise any person of the Administrative Agent's security interest in and to the Collateral, and may collect directly from the obligors thereon, all amounts due on account of the Collateral; and

                  (b) At the Administrative Agent's request, Fine Host will provide written notifications to any or all of Fine Host's account or contract debtors concerning the Administrative Agent's security interest in the Collateral and will request that such account or contract debtors forward payment thereof directly to the Administrative Agent.

         4.2 At any time after one or more Events of Default has occurred, and after notification to Fine Host from the Administrative Agent, Fine Host:

                  (a) shall hold any proceeds and collections of any of the Collateral in trust for the Administrative Agent, and shall not commingle such proceeds or collections with any other funds of Fine Host; and

                  (b) shall deliver each of the following duly endorsed, assigned or otherwise made payable to the Administrative Agent; (i) all such proceeds to the Administrative Agent immediately upon the receipt thereof by Fine Host in the identical form received, and (ii) all security or collateral for, guaranties of, letters of credit, trade and bankers' acceptances, and similar letters and instruments in respect of any of the Collateral.

         4.3 Fine Host hereby irrevocably constitutes and appoints the Administrative Agent as Fine Host's true and lawful attorney, upon the occurrence of an Event of Default, with full power of substitution, to convert the Collateral into cash at the sole risk, cost, and expense of Fine Host, but for the sole benefit of the Administrative Agent. The rights and powers granted the Administrative Agent by the within appointment include but are not limited to the right and power to:

                  (a)      prosecute, defend, compromise, or release any action
                               relating to the Collateral;

                  (b) sign change of address forms to change the address to which Fine Host's mail is to be sent as the Administrative Agent shall designate; receive and open Fine Host's mail; remove any Collateral therefrom and turn over such mail (other than such Collateral), either to Fine Host, or to any trustee in bankruptcy, receiver, assignee for the benefit of creditors of Fine Host, or other legal representative of Fine Host whom the Administrative Agent determines to be the appropriate person to whom to so turn over such mail;

                  (c)   endorse   the  name  of  Fine   Host  in  favor  of  the
         Administrative Agent upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of Fine Host on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of a same or different nature relating to the Collateral;

                  (d) sign the name of Fine Host on any notice to Fine Host's Account Debtors or verification of the Receivables Collateral; sign Fine Host's name on any proof of claim in bankruptcy against Account Debtors, notices of lien, claims of mechanics liens, or assignments or releases of mechanics' lien securing the Accounts;

                  (e)       take all such action as may be necessary to obtain
                              the payment of any letter of credit of which Fine Host is a beneficiary;

                  (f) repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of Fine Host;

                  (g)      use, license, or transfer any or all General
                         Intangibles of Fine Host; or

                  (h) sign and file or record any financing or other statement in order to perfect or protect the Administrative Agent's security interest in the Collateral.

         4.4 In connection with all powers of attorney included in this Agreement, Fine Host hereby grants unto the Administrative Agent full power to do any and all things necessary or appropriate, in connection with the exercise of such powers as fully and effectually as Fine Host might or could do, and hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement.

         4.5 The Administrative Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized herein, but if the Administrative Agent elects to do any such act or to exercise any such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to Fine Host except for the Administrative Agent's actual willful misconduct and bad faith.

         4.6 All powers conferred upon the Administrative Agent by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Administrative Agent or until all Liabilities are paid in full.

Article V.        Events of Default.

         Upon the occurrence of any one or more Events of Default, any and all Liabilities of Fine Host shall become immediately due and payable, as provided in the Loan Agreement. The occurrence of any such Event of Default shall also constitute, without notice or demand, a default under all other agreements between the Administrative Agent and Fine Host and instruments, documents, and papers given to the Administrative Agent by Fine Host, whether such agreements, instruments, or papers now exist or hereafter arise.

Article VI.       Rights And Remedies Upon Default.

         In addition to all of the rights, remedies, powers, privileges, and discretions which the Administrative Agent is provided prior to the occurrence of an Event of Default, the Administrative Agent shall have the following Rights and Remedies ("Rights and Remedies") upon the occurrence of any Event of Default.

         6.1 Upon the occurrence of any Event of Default, and at any time thereafter, the Administrative Agent shall have all of the Rights and Remedies of a secured party upon default under the UCC, in addition to which the Administrative Agent shall have all of the following Rights and Remedies:

                  (a) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral and/or

                  (b)      To take possession of all or any portion of the
                              Collateral; and/or

                  (c) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Administrative Agent deems advisable and with or without the taking of possession of any of the Collateral; and/or

                  (d)      To apply the Receivables Collateral or the proceeds
                              of the Collateral towards (but not
                              necessarily in complete satisfaction of) the Liabilities.

         6.2 Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Administrative Agent deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Administrative Agent's disposition of the Collateral. The Administrative Agent may conduct any such sale or other disposition of the Collateral upon Fine Host's premises. Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Administrative Agent shall provide Fine Host with such notice as may be practicable under the circumstances), the Administrative Agent shall give Fine Host at least the greater of the minimum notice required by law or seven (7) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. The Administrative Agent may purchase the Collateral, or any portion of it at any sale held under this Article.

         6.3 In connection with the Administrative Agent's exercise of the Administrative Agent's rights under this Article, the Administrative Agent may enter upon, occupy, and use any premises owned or occupied by Fine Host, and may exclude Fine Host from such premises or portion thereof as may have been so entered upon, occupied, or used by the Administrative Agent, subject in any such case to the requirements of applicable law and to the rights of third parties. The Administrative Agent shall not be required to remove any of the Collateral from any such premises upon the Administrative Agent's taking possession thereof, and may render any Collateral unusable to Fine Host. In no event shall the Administrative Agent be liable to Fine Host for use of occupancy by the Administrative Agent of any premises pursuant to this Article, nor for any charge (such as wages for Fine Host's employees and utilities) incurred in connection with the Administrative Agent's exercise of the Administrative Agent's Rights and Remedies.

         6.4 Fine Host hereby grants to the Administrative Agent a nonexclusive irrevocable license to use, apply, and affix any trademark, tradename, logo, or the like in which Fine Host now or hereafter has rights, such license being with respect to the Administrative Agent's exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory.

         6.5 Upon the occurrence of any Event of Default, the Administrative Agent may require Fine Host to assemble the Collateral and make it available to the Administrative Agent at Fine Host's sole risk and expense at a place or places which are reasonably convenient to both the Administrative Agent and Fine Host.

         6.6 The rights, remedies, powers, privileges, and discretions of the Administrative Agent hereunder (the "Administrative Agent's Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Administrative Agent in exercising or enforcing any of the Administrative Agent's Right and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the
Administrative Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Administrative Agent's Rights or Remedies, and no other agreement shall operate as a waiver of any other default hereunder or under any other agreement or transaction, of whatever nature entered into between the Administrative Agent and Fine Host at any time, either express or implied, shall preclude any other or further exercise of the Administrative Agent's Rights and Remedies. No waiver by the Administrative Agent of any of the Administrative Agent's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Administrative Agent's Right and Remedies may be exercised by the Administrative Agent at such time or times and in such order of preference as the Administrative Agent in its sole discretion may determine.

Article VII.               General.

         7.1 Any and all deposits or other sums at any time credited by or due to Fine Host from the Administrative Agent or any Bank or lending affiliates or any bank acting as a participant under any loan arrangement between the Administrative Agent and Fine Host, and any cash, securities, instruments, or other property of Fine Host in the possession of the Administrative Agent, or any Bank or any of its banking or lending affiliates, and any bank acting as a participant under any loan arrangement between the Administrative Agent and Fine Host, whether for safekeeping, or otherwise, or in transit to or from the Administrative Agent or any Bank or any of its banking or lending affiliates or any such participant, or in the possession of any third party acting on the Administrative Agent's or any Bank's behalf (regardless of the reason the Administrative Agent or any Bank had received same or whether the Administrative Agent or any Bank has conditionally released the same) shall at all times constitute security for any and all Liabilities, and may be applied or set off against such Liabilities at any time after an Event of Default.

         7.2 (a) Except as specifically required by this Agreement, Fine Host WAIVES notice of non-payment, demand, presentment, protest, and all forms of demand and notice, both with respect to the Liabilities and the Collateral.

                  (b) Fine Host, if entitled to it, WAIVES the right to notice and/or hearing prior to the exercise of the Administrative Agent's rights upon default.

         7.3 The Administrative Agent shall have no duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come in possession of the Administrative Agent and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

         7.4 All notices, requests and other communications hereunder shall be given in the manner provided for in the Loan Agreement.

         7.5 This Agreement shall be binding upon Fine Host and Fine Host's successors, and assigns and shall inure to the benefit of the Administrative Agent and the Administrative Agent's successors and assigns. In the event that the Administrative Agent assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of the Administrative Agent hereunder and the Administrative Agent shall thereupon be discharged and relieved from its duties and obligations hereunder.

         7.6 Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, and enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

         7.7 This Agreement and all other instruments executed in connection herewith incorporate all discussions and negotiations between Fine Host and the Administrative Agent, either express or implied, concerning the matters included herein and in such other instruments, any custom or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement or of any provision of any other agreement between Fine Host and the Administrative Agent is effective unless executed in writing by the party to be charged with such modification, amendment and waiver, and if such party be the Administrative Agent, then by a duly authorized officer thereof.

         7.8 The proceeds of any collection, sale, or disposition of the Collateral, or of any other payments received hereunder, shall be applied toward the Liabilities in such order and manner as the Administrative Agent determines in its sole discretion, any statute, custom, or usage to the contrary notwithstanding. Fine Host shall remain liable to the Administrative Agent for any deficiency remaining following such application.

         7.9 Fine Host shall pay on demand all Costs of Collection and all expenses of the Administrative Agent in connection with the preparation, execution, and delivery of this Agreement and of any other documents and agreements between Fine Host and the Administrative Agent, whether now existing or hereafter arising, and all other expenses which may be incurred by the Administrative Agent in preparing or amending this Agreement and all other agreements, instruments, and documents related thereto, or otherwise with respect to the Liabilities. Fine Host authorizes the Administrative Agent to pay all such expenses and to charge the same to any account of Fine Host with the Administrative Agent.

         7.10 All amounts which the Administrative Agent may advance under this Agreement shall be included in the Liabilities, shall be repayable to the Administrative Agent with interest at the highest pre-default rate charged Fine Host by the Administrative Agent under the Loan Agreement, on demand (and if not paid within five (5) days of notice to Borrower, at the default rate set forth in subsection 3.4(c) of the Loan Agreement, and may be charged by the Administrative Agent to any account which Fine Host maintains with the Administrative Agent.

         7.11 This Agreement and all other instruments, documents, and papers which relate thereto which have been or may be hereinafter furnished the Administrative Agent may be reproduced by the Administrative Agent by any photographic, photostatic, microfilm, micro-card, miniature photographic, xerographic, or similar process, and the Administrative Agent may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

         7.12 This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of The Commonwealth of Massachusetts. Fine Host submits itself to the jurisdiction of the Courts of said Commonwealth for all purposes with respect to this Agreement and Fine Host's relationship with the Administrative Agent.

         7.13 Fine Host shall indemnify, defend, and hold each of the Agents and the Banks harmless of and from any claim brought or threatened against any of the Agents or the Banks by Fine Host, any guarantor or endorser of the Liabilities, or any other person (as well as from attorneys' reasonable fees and expenses in connection therewith) on account of the relationship of any of the Agents or the Banks with Fine Host or any other guarantor or endorser of the Liabilities (each of which may be defended, compromised, settled, or pursued by the Administrative Agent, for the benefit of the Banks and the Documentation Agent, with counsel of the Administrative Agent's selection, but at the expense of Fine Host). Notwithstanding any other provision of this Agreement, the indemnification contained herein shall survive payment of the Liabilities and/or any termination, release, or discharge executed by any of the Agents or the Banks in favor of Fine Host.

         7.14 This Agreement shall remain in full force and effect until specifically terminated in writing by a duly authorized officer of the Administrative Agent, or (subject to Section 7.13) until all Liabilities are paid in full.

         7.15 The failure by Fine Host to perform all and singular Fine Host's obligations hereunder will result in irreparable harm to the Administrative Agent for which the Administrative Agent will have no adequate remedy at law. Consequently, such obligations are specifically enforceable by the Administrative Agent.

         7.16     It is intended that:

                  (a)      this Agreement take effect as a sealed instrument;

                  (b) the security interests created by this Agreement attach to all of Fine Host's assets now owned or hereafter acquired which are capable of being subject to a security interest;

     (c) the security interests created by this agreement secure all Liabilities of Fine Host to the Administrative Agent, whether now existing or hereafter arising;

                  (d) all costs and expenses incurred by the Administrative Agent in connection with the Administrative Agent's relationship(s) with Fine Host shall be borne by Fine Host;

                  (e) the Administrative Agent's consent to any action of Fine Host which is prohibited unless such consent is given may be given or refused by the Administrative Agent in its sole discretion; and

     (f) the Administrative Agent's Rights and Remedies provided herein are subject to requirements of applicable law.

         7.17   Fine Host acknowledges having received a copy of this Agreement.

         7.18    Any provision contained herein to the contrary notwithstanding:

                  (i) subject to the subsection (iii) below, the Collateral hereunder shall not include any contract, agreement or instrument to the extent that the assignment contemplated hereunder would require the consent or approval of any third party, or would adversely affect the enforceability of any such contract, agreement or instrument or the requirement that Fine Host be paid, repaid or reimbursed in the event of termination of such contract, agreement or instrument or would constitute a breach or default under any such contract, agreement or instrument, unless and until such consent or approval has been obtained;

                  (ii) subject to subsection (iii) below, the Collateral hereunder shall not include any liquor license or any other license the assignment of which would require the consent or approval of any governmental authority or agency or other third party unless and until such consent or approval has been obtained; and

                  (iii) unless an Event of Default has occurred and the Liabilities of Fine Host have been accelerated pursuant to Section 8.2 of the Loan Agreement, Fine Host shall not be required to obtain or seek to obtain any consent or approval referred to above.

         To the extent that any of the Collateral is further assigned to the Administrative Agent pursuant to a collateral assignment or other instrument delivered by Fine Host to the Administrative Agent, then in the event of any inconsistency with respect to matters relating to such Collateral between the provisions of such assignment or instrument and the provisions of this Agreement, the provisions of such Assignment or instrument shall control.

     [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement under seal as of the date first written above.

WITNESS:                      FINE HOST CORPORATION



                              By:
Name                          Name:
                              Title:
                                    Its duly authorized officer


WITNESS:                    BANKBOSTON, N.A., AS
                            ADMINISTRATIVE AGENT



                            By:
Name                        Name:
                            Title:
                                  Its duly authorized officer

                                    EXHIBIT A

                     Trade Names: legal status; etc. ('3-3)

                                    EXHIBIT B

                       Other Encumbrances and Liens ('3-4)

                                    EXHIBIT C

                                Locations ('3-5)





PABOS2:FSH:64756_3

                                                                     EXHIBIT E

                                     FORM OF
                [SECOND] AMENDED AND RESTATED SECURITY AGREEMENT
                (for [Name of Joint Venture Subsidiary Borrower])

         This [SECOND] AMENDED AND RESTATED SECURITY AGREEMENT (the "Agreement") is made as of July __, 1997, by and between (a) ________________________________, a joint venture (together with its successors and assigns, the "Joint Venture Subsidiary Borrower") which is organized pursuant to a certain Joint Venture  Agreement,  dated  _________ , by and among
(i) Fine Host Corporation, a Delaware corporation (together with its successors and assigns, "Fine Host"), (ii) _______________________________ and (iii)
___________________________, as subsequently amended from time to time (as so amended, the "Joint Venture Agreement") and whose principal place of business is at _________________________________________ and (b) BANKBOSTON, N.A., as
Administrative Agent (in such capacity, the "Administrative Agent") for various banks and other financial institutions which are or may hereafter become parties (said banks and other financial institutions are hereinafter referred to collectively as the "Banks") to that certain Fourth Amended and Restated Loan Agreement, dated of even date herewith (as the same may be hereafter further amended, modified, supplemented, extended or restated, from time to time, the "Loan Agreement") by and among Fine Host, all of the Subsidiaries of Fine Host (including without limitation, the Joint Venture Subsidiary Borrower), the Administrative Agent, USTrust as Documentation Agent for the Banks (in such capacity, the "Documentation Agent")(the Administrative Agent and the Documentation Agent are hereinafter sometimes referred to collectively as the "Agents") and the Banks.

         All capitalized terms not defined herein but defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement, and if not defined in the Loan Agreement, then the meanings given to such terms in the Uniform Commercial Code, as in effect, from time to time, in The Commonwealth of Massachusetts (the "UCC").

WITNESSETH:

         WHEREAS, in connection with the Existing Loan Agreement, the Joint Venture Subsidiary Borrower entered into, among other things, a certain [First Amended and Restated] Security Agreement, dated as of ___________, 199_ (the "Existing Security Agreement") by and between the Joint Venture Subsidiary Borrower and USTrust as Lender and Agent for the Existing Banks (in such capacity, the "Original Agent"), pursuant to which, among other things, the Joint Venture Subsidiary Borrower granted to the Original Agent, for the ratable benefit of the Existing Banks, a security interest in the assets of the Joint Venture Subsidiary Borrower, as more particularly described therein and herein, to secure all of the obligations and liabilities of the Joint Venture Subsidiary Borrower to the Existing Banks; and

         WHEREAS, Fine Host and all of its Subsidiaries (including without limitation, the Joint Venture Subsidiary Borrower) have requested that the Existing Banks amend and restate in its entirety the Existing Loan Agreement in the manner provided in the Loan Agreement; and

         WHEREAS, the Agents and all of the Banks which are not Existing Banks have agreed to become parties to the Loan Agreement; and

         WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement and to the obligations of the Banks to make Extensions of Credit provided for therein that the Joint Venture Subsidiary Borrower shall have amended and restated in its entirety the Existing Security Agreement in the manner provided herein;

         NOW, THEREFORE, in consideration of the premises contained herein, and to induce the Banks to amend and restate the Existing Loan Agreement, as provided in the Loan Agreement, and to induce the Banks to make Extensions of Credit under the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Joint Venture Subsidiary Borrower and the Administrative Agent, for the ratable benefit of the Banks, hereby amend, restate and replace the Existing Security Agreement to read in its entirety as follows:

Article I.        Grant of Security Interest.

         1.1 To secure the prompt, punctual, and faithful performance by the Joint Venture Subsidiary Borrower of all of the Liabilities, the Joint Venture Subsidiary Borrower hereby grants to the Administrative Agent, for the ratable benefit of the Banks, a continuing security interest in and to, and assigns to the Administrative Agent, for the ratable benefit of the Banks, all of the rights, title and interests of the Joint Venture Subsidiary Borrower in and to, the following, and each item thereof, whether now owned or now due, or in which the Joint Venture Subsidiary Borrower has an interest, or hereafter at any time in the future, acquired, arising, or to become due, or in which the Joint Venture Subsidiary Borrower obtains an interest, and all products, proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Administrative Agent may in the future be granted a security interest pursuant hereto, is referred to hereinafter as the "Collateral"): (a) All Accounts and Accounts Receivable; (b) All Inventory; (c) All Contract Rights; (d) All General Intangibles; (e) All Equipment; (f) All Farm Products; (g) All Goods; (h) All Chattel Paper, Note Receivables and Receivables (including but not limited to, all license agreements, all management agreements, all concession agreements, all food service operation agreements, and all Facilities Agreements); (i) All Fixtures;
(j) All books, records, and information relating to the Collateral and/or to the operation of the Joint Venture Subsidiary Borrower's business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained, subject, in the case of rights of access to premises not owned by the Joint Venture Subsidiary Borrower, to rights of third parties; (k) All Instruments, Documents of Title, Documents, policies and certificates of insurance, Securities, deposits, deposit accounts, money, cash, or other property; (l) All federal, state, and local tax refunds and/or abatements to which the Joint Venture Subsidiary Borrower is, or becomes entitled, no matter how or when arising, including, but not limited to any loss carryback tax refunds; (m) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates, arise out of the foregoing (a through l), or otherwise; (n) All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing (a through m) including the right of stoppage in transit; and (o) All licenses and permits (including but not limited to, all liquor licenses).

         1.2 The foregoing grant of a security interest is in addition to, and supplemental of, any security interest previously granted by the Joint Venture Subsidiary Borrower to either the Administrative Agent or the Original Agent and shall continue in full force and effect applicable to all Liabilities and to any future advances made by the Administrative Agent or any of the Banks to or on behalf of the Joint Venture Subsidiary Borrower until this Agreement is specifically terminated in writing by a duly authorized officer of the Administrative Agent.

Article II.       Definitions.

         As herein used, the following terms have the following meanings:

         2.1 "Accounts" and "Accounts Receivable" means "accounts," as defined in the UCC, together with all accounts, accounts receivable, notes, drafts, acceptances, and other forms of obligations and receivables and rights to payment for credit extended and for goods sold or leased, or services rendered, whether or not yet earned by performance; all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit and all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

         2.2 "Contract Rights" means "contract rights," as defined in the UCC, together with any right to payment under a contract not yet earned by performance and not evidenced by an instrument or Chattel Paper.

         2.3 "Costs of Collection" means and includes all fees, costs and expenses (including without limitation, all reasonable legal fees, costs and expenses, and reasonable costs and expenses associated with travel) incurred by the Agents in connection with the administration of this Agreement and all of the other Loan Documents. Costs of Collection also means and includes all fees, costs and expenses (including without limitation, all reasonable legal fees, costs and expenses, and reasonable costs and expenses associated with travel) incurred by the Agents and the Banks in connection with preserving, protecting, collecting, or enforcing the Collateral, the Liabilities and/or the Administrative Agent's Rights and Remedies or any of the rights and remedies of the Agents or the Banks against or in respect of any guarantor or other person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts). The Costs of Collection shall be added to the Liabilities of the Joint Venture Subsidiary Borrower to the Agents and the Banks, as if such had been lent, advanced, and credited by the Agents and the Banks to, or for the benefit of, the Joint Venture Subsidiary Borrower.

         2.4 "Equipment" means "equipment," as defined in the UCC, together with all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furniture, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of the Joint Venture Subsidiary Borrower's business.

         2.5 "General Intangibles" means "general intangibles," as defined in the UCC, together with all: rights to payment for credit extended; deposits; amounts due to the Joint Venture Subsidiary Borrower; credit memoranda in favor of the Joint Venture Subsidiary Borrower; warranty claims; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license fees; franchise fees; rights of admission; licenses; franchises; permits; certificates of convenience and necessity, and similar rights granted by any governmental authority; copyrights; trademarks, trade names, service marks, patents, patent applications, patents pending, and other intellectual property; developmental ideas and concepts; proprietary processes; blueprints; drawings; designs; diagrams; plans; reports; charts; catalogs; manuals; technical data; computer programs, computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; proposals; costs estimates, and other reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by the Joint Venture Subsidiary Borrower or credit extended or services performed, by the Joint Venture Subsidiary Borrower, whether intended for an individual customer or the general business of the Joint Venture Subsidiary Borrower, or used or useful in connection with research by the Joint Venture Subsidiary Borrower.

         2.6 "Inventory" means "inventory" as defined in the UCC, together with all goods, wares, merchandise, raw materials, work in process, finished goods, and all packaging, advertising, shipping material, and documents related to any of the foregoing, and all labels, and other devices, names, or marks affixed or to be affixed thereto for identifying or selling the same, and other personal property of every description held for sale or lease or furnished or to be furnished under a contract or contracts of sale or service by the Joint Venture Subsidiary Borrower, or used or consumed or to be used or consumed in the Joint Venture Subsidiary Borrower's business, and all goods of said description which are in transit, and all returned, repossessed and rejected goods of said description, and all such goods of said description which are detained from or rejected for entry into the United States, and all documents (whether or not negotiable) which represent any of the foregoing.

    2.7  "Liabilities" has the meaning given to that term in the Loan Agreement.

         2.8 "Obligations" means the obligations, covenants, representations and warranties of the Borrowers (including without limitation, the Joint Venture Subsidiary Borrower) to any or all of the Banks, and the Agents under the Loan Documents.

         2.9 "Proceeds" means "proceeds," as defined in the UCC, together with insurance proceeds, and each type of property described in Sections 1-1(a) through and including 1-1(o) above.

         2.10 "Receivables Collateral" refers to that portion of the Collateral which consists of the Joint Venture Subsidiary Borrower's Accounts, Accounts Receivable, Contract Rights, General Intangibles, Chattel Paper, Instruments, Documents of Title, Documents, Securities, letters of credit and bankers' acceptances, and any rights to payment now held or in which the Joint Venture Subsidiary Borrower has an interest, or hereafter acquired, or in which the Joint Venture Subsidiary Borrower obtains an interest.

Article III.      Representations, Warranties and Covenants.

         3.1 Subject to the limitations set forth in Section 7.19 below, the Joint Venture Subsidiary Borrower shall pay when due (or on demand if so payable) the Liabilities and promptly, punctually, and faithfully shall perform the Obligations.

         3.2 The execution and delivery of this Agreement and of any other instruments or documents executed in connection herewith constitute representations by the Joint Venture Subsidiary Borrower that such execution and delivery have received all authorization as may be necessary to permit such execution and delivery to, and that they do, bind the Joint Venture Subsidiary Borrower.

     3.3 Exhibit A attached hereto and incorporated herein by reference constitutes a listing of:

     (i) all trade names and trade styles under which the Joint Venture Subsidiary Borrower presently conducts or ever conducted its business; and

                  (ii) all legal names and legal statuses (such as a corporation or partnership) under which the Joint Venture Subsidiary Borrower conducts or ever conducted business.

         3.4 The Joint Venture Subsidiary Borrower is, and shall hereafter remain, the owner of the Collateral free and clear of all liens, encumbrances, attachments, security interests, purchase money security interests, mortgages, and charges with the exceptions of (a) the security interest created herein, and
(b) the security interests and other encumbrances (if any) listed on Exhibit B attached hereto and incorporated herein by reference or as otherwise permitted in the Loan Agreement. The Joint Venture Subsidiary Borrower does not presently, and shall not hereafter have possession of any property on consignment. The Joint Venture Subsidiary Borrower shall timely pay all of the Joint Venture Subsidiary Borrower's encumbrances which are secured by security interests which may be superior to that granted the Administrative Agent herein.

         3.5 The Joint Venture Subsidiary Borrower's principal place of business, chief executive office and mailing address is set forth at the beginning of this Agreement; set forth on Exhibit C are the locations of all Joint Venture Subsidiary Borrower's other places of business or at which the Collateral may be kept or located. Except to accomplish sales of Inventory in the ordinary course of business and to utilize such of the Collateral as is removed from such locations in the ordinary course of business (such as motor vehicles), the Collateral will be kept at all times at the Joint Venture Subsidiary Borrower's principal place of business and chief executive office as set forth at the beginning of this Agreement or at the locations of the Joint Venture Subsidiary Borrower's other places of business as set forth on Exhibit
C. All the information contained in the Exhibits to this Agreement is true, accurate and complete, and the Joint Venture Subsidiary Borrower hereby agrees to furnish the Administrative Agent written notice within ten (10) days of any changes therein, or any additional information necessary to insure that the information contained in the Exhibits remains true, accurate and complete.

         3.6 The Joint Venture Subsidiary Borrower shall provide the Administrative Agent with such information concerning the Joint Venture
Subsidiary Borrower, the Collateral, the operation of the Joint Venture Subsidiary Borrower's business, and the Joint Venture Subsidiary Borrower's financial condition as the Administrative Agent may reasonably request from time to time. All financial information so provided the Administrative Agent by the Joint Venture Subsidiary Borrower shall be prepared in accordance with generally accepted accounting principles applied consistently in the preparation thereof and with prior periods and shall fairly reflect the matters described therein.

         3.7 The Joint Venture Subsidiary Borrower shall not sell, offer to sell, lease, or otherwise transfer or dispose of the Collateral or any part thereof or any interest therein, except as permitted under the Loan Agreement.

         3.8 The Joint Venture Subsidiary Borrower shall execute and deliver to the Administrative Agent such instruments and shall do all such things from time to time hereafter as the Administrative Agent may reasonably request to carry into effect the provisions and intent of this Agreement, to protect and perfect the Administrative Agent's security interest in and to the Collateral, and to comply with all applicable statutes and laws, and to facilitate the collection and/or enforcement of Receivables Collateral. Contemporaneous with the execution of this Agreement, the Joint Venture Subsidiary Borrower shall execute all such instruments as may be reasonably required by the Administrative Agent with respect to the perfection of the security interests granted herein, including without limitation, financing statements in such form and to be filed in accordance with the provisions of the Uniform Commercial Code in such State or States as the Administrative Agent may determine, and applications for notations of the Administrative Agent as lien holder, mortgagee, or the like, on such certificates or similar instruments as may have been issued with respect to the Joint Venture Subsidiary Borrower's ownership of one or more items of the Collateral. A carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this Section shall be sufficient for filing to perfect the security interests granted herein.

         3.9 The Joint Venture Subsidiary Borrower shall (a) keep the Collateral in good order and repair; (b) not waste or destroy or suffer the waste or destruction of the Collateral of any part thereof; and (c) not use any of the Collateral in violation of any policy of insurance thereon.

         3.10 The Joint Venture Subsidiary Borrower shall not indirectly do or cause to be done any act which, if done directly by the Joint Venture Subsidiary Borrower, would breach any covenant contained herein or in any other agreement between the Joint Venture Subsidiary Borrower and the Administrative Agent.

         3.11 The representations, covenants, and warranties contained herein are in addition to any others, previously, presently, or hereafter made by the Joint Venture Subsidiary Borrower to or with the Administrative Agent in any other instrument.

Article IV. Collection of Accounts, Accounts Receivable, Contract Rights and
               Other Collateral.

         4.1      At any time after one or more Events of Default has occurred:

                  (a) The Administrative Agent may notify any of the Joint Venture Subsidiary Borrower's account or contract debtors, either in the name of the Administrative Agent or the Joint Venture Subsidiary Borrower, to make payment directly to the Administrative Agent or such other address as may be specified by the Administrative Agent, and may advise any person of the Administrative Agent's security interest in and to the Collateral, and may collect directly from the obligors thereon, all amounts due on account of the Collateral; and

                  (b) At the Administrative Agent's request, the Joint Venture Subsidiary Borrower will provide written notifications to any or all of the Joint Venture Subsidiary Borrower's account or contract debtors concerning the Administrative Agent's security interest in the
         Collateral and will request that such account or contract debtors forward payment thereof directly to the Administrative Agent.

         4.2 At any time after one or more Events of Default has  occurred,  and
after   notification  to  the  Joint  Venture   Subsidiary   Borrower  from  the
Administrative Agent, the Joint Venture Subsidiary Borrower:

                  (a) shall hold any proceeds and collections of any of the Collateral in trust for the Administrative Agent, and shall not commingle such proceeds or collections with any other funds of the Joint Venture Subsidiary Borrower; and

                  (b) shall deliver each of the following duly endorsed, assigned or otherwise made payable to the Administrative Agent; (i) all such proceeds to the Administrative Agent immediately upon the receipt thereof by the Joint Venture Subsidiary Borrower in the identical form received, and (ii) all security or collateral for, guaranties of, letters of credit, trade and bankers' acceptances, and similar letters and instruments in respect of any of the Collateral.

         4.3 The Joint Venture Subsidiary Borrower hereby irrevocably constitutes and appoints the Administrative Agent as the Joint Venture Subsidiary Borrower's true and lawful attorney, upon the occurrence of an Event of Default, with full power of substitution, to convert the Collateral into cash at the sole risk, cost, and expense of the Joint Venture Subsidiary Borrower, but for the sole benefit of the Administrative Agent. The rights and powers granted the Administrative Agent by the within appointment include but are not limited to the right and power to:

                  (a) prosecute, defend, compromise, or release any action relating to the Collateral;

                  (b) sign change of address forms to change the address to which the Joint Venture Subsidiary Borrower's mail is to be sent as the Administrative Agent shall designate; receive and open the Joint Venture Subsidiary Borrower's mail; remove any Collateral therefrom and turn over such mail (other than such Collateral), either to the Joint Venture Subsidiary Borrower, or to any trustee in bankruptcy, receiver, assignee for the benefit of creditors of the Joint Venture Subsidiary Borrower, or other legal representative of the Joint Venture Subsidiary Borrower whom the Administrative Agent determines to be the appropriate person to whom to so turn over such mail;

                  (c) endorse the name of the Joint Venture Subsidiary Borrower in favor of the Administrative Agent upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the Joint Venture Subsidiary Borrower on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of a same or different nature relating to the Collateral;

                  (d) sign the name of the Joint Venture Subsidiary Borrower on any notice to the Joint Venture Subsidiary Borrower's Account Debtors or verification of the Receivables Collateral; sign the Joint Venture Subsidiary Borrower's name on any proof of claim in bankruptcy against Account Debtors, notices of lien, claims of mechanics liens, or assignments or releases of mechanics' lien securing the Accounts;

     (e) take all such action as may be  necessary  to obtain the payment of any
letter  of  credit  of  which  the  Joint  Venture  Subsidiary   Borrower  is  a
beneficiary;

     (f) repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Joint Venture Subsidiary Borrower;

     (g) use, license, or transfer any or all General Intangibles of the Joint Venture Subsidiary Borrower; or

     (h) sign and file or record any  financing  or other  statement in order to
perfect  or  protect  the  Administrative   Agent's  security  interest  in  the
Collateral.

        4.4 In connection with all powers of attorney included in this Agreement, the Joint Venture Subsidiary Borrower hereby grants unto the Administrative Agent full power to do any and all things necessary or appropriate, in connection with the exercise of such powers as fully and effectually as the Joint Venture Subsidiary Borrower might or could do, and hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement.

         4.5 The Administrative Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized herein, but if the Administrative Agent elects to do any such act or to exercise any such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to the Joint Venture Subsidiary Borrower except for the Administrative Agent's actual willful misconduct and bad faith.

         4.6 All powers conferred upon the Administrative Agent by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Administrative Agent or until all Liabilities are paid in full.

Article V.        Events of Default.

         Upon the occurrence of any one or more Events of Default, any and all Liabilities of the Joint Venture Subsidiary Borrower shall become immediately due and payable, as provided in the Loan Agreement. The occurrence of any such Event of Default shall also constitute, without notice or demand, a default under all other agreements between the Administrative Agent and the Joint Venture Subsidiary Borrower and instruments, documents, and papers given to the Administrative Agent by the Joint Venture Subsidiary Borrower, whether such agreements, instruments, or papers now exist or hereafter arise.

Article VI.       Rights And Remedies Upon Default.

         In addition to all of the rights, remedies, powers, privileges, and discretions which the Administrative Agent is provided prior to the occurrence of an Event of Default, the Administrative Agent shall have the following Rights and Remedies ("Rights and Remedies") upon the occurrence of any Event of Default.

         6.1 Upon the occurrence of any Event of Default, and at any time thereafter, the Administrative Agent shall have all of the Rights and Remedies of a secured party upon default under the UCC, in addition to which the Administrative Agent shall have all of the following Rights and Remedies:

     (a) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral; and/or

     (b) To take possession of all or any portion of the Collateral;  and/or

     (c) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Administrative Agent deems advisable and with or without the taking of possession of any of the Collateral; and/or

     (d) To apply the Receivables Collateral or the proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Liabilities.

         6.2 Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Administrative Agent deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Administrative Agent's disposition of the Collateral. The Administrative Agent may conduct any such sale or other disposition of the Collateral upon the Joint Venture Subsidiary Borrower's premises. Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Administrative Agent shall provide the Joint Venture Subsidiary Borrower with such notice as may be practicable under the circumstances), the Administrative Agent shall give the Joint Venture Subsidiary Borrower at least the greater of the minimum notice required by law or seven (7) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. The Administrative Agent may purchase the Collateral, or any portion of it at any sale held under this Article.

         6.3 In connection with the Administrative Agent's exercise of the Administrative Agent's rights under this Article, the Administrative Agent may enter upon, occupy, and use any premises owned or occupied by the Joint Venture Subsidiary Borrower, and may exclude the Joint Venture Subsidiary Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Administrative Agent, subject in any such case to the requirements of applicable law and to the rights of third parties. The Administrative Agent shall not be required to remove any of the Collateral from any such premises upon the Administrative Agent's taking possession thereof, and may render any Collateral unusable to the Joint Venture Subsidiary Borrower. In no event shall the Administrative Agent be liable to the Joint Venture Subsidiary Borrower for use of occupancy by the Administrative Agent of any premises pursuant to this Article, nor for any charge (such as wages for the Joint Venture Subsidiary Borrower's employees and utilities) incurred in connection with the Administrative Agent's exercise of the Administrative Agent's Rights and Remedies.

         6.4 The Joint Venture Subsidiary Borrower hereby grants to the Administrative Agent a nonexclusive irrevocable license to use, apply, and affix any trademark, tradename, logo, or the like in which the Joint Venture Subsidiary Borrower now or hereafter has rights, such license being with respect to the Administrative Agent's exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory.

         6.5 Upon the occurrence of any Event of Default, the Administrative Agent may require the Joint Venture Subsidiary Borrower to assemble the Collateral and make it available to the Administrative Agent at the Joint Venture Subsidiary Borrower's sole risk and expense at a place or places which are reasonably convenient to both the Administrative Agent and the Joint Venture Subsidiary Borrower.

         6.6 The rights, remedies, powers, privileges, and discretions of the Administrative Agent hereunder (the "Administrative Agent's Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Administrative Agent in exercising or enforcing any of the Administrative Agent's Right and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the
Administrative Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Administrative Agent's Rights or Remedies, and no other agreement shall operate as a waiver of any other default hereunder or under any other agreement or transaction, of whatever nature entered into between the Administrative Agent and the Joint Venture Subsidiary Borrower at any time, either express or implied, shall preclude any other or further exercise of the Administrative Agent's Rights and Remedies. No waiver by the Administrative Agent of any of the Administrative Agent's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Administrative Agent's Right and Remedies may be exercised by the Administrative Agent at such time or times and in such order of preference as the Administrative Agent in its sole discretion may determine.

Article VII.      General.

         7.1 Any and all deposits or other sums at any time credited by or due to the Joint Venture Subsidiary Borrower from the Administrative Agent or any Bank or lending affiliates or any bank acting as a participant under any loan arrangement between the Administrative Agent and the Joint Venture Subsidiary Borrower, and any cash, securities, instruments, or other property of the Joint Venture Subsidiary Borrower in the possession of the Administrative Agent, or any Bank or any of its banking or lending affiliates, and any bank acting as a participant under any loan arrangement between the Administrative Agent and the Joint Venture Subsidiary Borrower, whether for safekeeping, or otherwise, or in transit to or from the Administrative Agent or any Bank or any of its banking or lending affiliates or any such participant, or in the possession of any third party acting on the Administrative Agent's or any Bank's behalf (regardless of the reason the Administrative Agent or any Bank had received same or whether the Administrative Agent or any Bank has conditionally released the same) shall at all times constitute security for any and all Liabilities, and may be applied or set off against such Liabilities at any time after an Event of Default.

         7.2 (a) Except as specifically required by this Agreement, the Joint Venture Subsidiary Borrower WAIVES notice of non-payment, demand, presentment, protest, and all forms of demand and notice, both with respect to the Liabilities and the Collateral.

                  (b) The Joint Venture Subsidiary Borrower, if entitled to it, WAIVES the right to notice and/or hearing prior to the exercise of the Administrative Agent's rights upon default.

         7.3 The Administrative Agent shall have no duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come in possession of the Administrative Agent and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

         7.4 All notices, requests and other communications hereunder shall be given in the manner provided for in the Loan Agreement.

         7.5 This Agreement shall be binding upon the Joint Venture Subsidiary Borrower and the Joint Venture Subsidiary Borrower's successors, and assigns and shall inure to the benefit of the Administrative Agent and the Administrative Agent's successors and assigns. In the event that the Administrative Agent assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of the Administrative Agent hereunder and the Administrative Agent shall thereupon be discharged and relieved from its duties and obligations hereunder.

         7.6 Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, and enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

         7.7 This Agreement and all other instruments executed in connection herewith incorporate all discussions and negotiations between the Joint Venture Subsidiary Borrower and the Administrative Agent, either express or implied, concerning the matters included herein and in such other instruments, any custom or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement or of any provision of any other agreement between the Joint Venture Subsidiary Borrower and the Administrative Agent is effective unless executed in writing by the party to be charged with such modification, amendment and waiver, and if such party be the Administrative Agent, then by a duly authorized officer thereof.

         7.8 The proceeds of any collection, sale, or disposition of the Collateral, or of any other payments received hereunder, shall be applied toward the Liabilities in such order and manner as the Administrative Agent determines in its sole discretion, any statute, custom, or usage to the contrary notwithstanding. The Joint Venture Subsidiary Borrower shall remain liable to the Administrative Agent for any deficiency remaining following such application.

         7.9 The Joint Venture Subsidiary Borrower shall pay on demand all Costs of Collection and all expenses of the Administrative Agent in connection with the preparation, execution, and delivery of this Agreement and of any other documents and agreements between the Joint Venture Subsidiary Borrower and the Administrative Agent, whether now existing or hereafter arising, and all other expenses which may be incurred by the Administrative Agent in preparing or amending this Agreement and all other agreements, instruments, and documents related thereto, or otherwise with respect to the Liabilities. The Joint Venture Subsidiary Borrower authorizes the Administrative Agent to pay all such expenses and to charge the same to any account of the Joint Venture Subsidiary Borrower with the Administrative Agent.

         7.10 All amounts which the Administrative Agent may advance under this Agreement shall be included in the Liabilities, shall be repayable to the Administrative Agent with interest at the highest pre-default rate charged the Joint Venture Subsidiary Borrower by the Administrative Agent under the Loan Agreement, on demand (and if not paid within five (5) days of notice to the Joint Venture Subsidiary Borrower, at the default rate set forth in subsection 3.4(c) of the Loan Agreement, and may be charged by the Administrative Agent to any account which the Joint Venture Subsidiary Borrower maintains with the Administrative Agent.

         7.11 This Agreement and all other instruments, documents, and papers which relate thereto which have been or may be hereinafter furnished the Administrative Agent may be reproduced by the Administrative Agent by any photographic, photostatic, microfilm, micro-card, miniature photographic, xerographic, or similar process, and the Administrative Agent may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

         7.12 This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of The Commonwealth of Massachusetts. The Joint Venture Subsidiary Borrower submits itself to the jurisdiction of the Courts of said Commonwealth for all purposes with respect to this Agreement and the Joint Venture Subsidiary Borrower's relationship with the Administrative Agent.

         7.13 The Joint Venture Subsidiary Borrower shall indemnify, defend, and hold each of the Agents and the Banks harmless of and from any claim brought or threatened against any of the Agents or the Banks by the Joint Venture Subsidiary Borrower, any guarantor or endorser of the Liabilities, or any other person (as well as from attorneys' reasonable fees and expenses in connection therewith) on account of the relationship of any of the Agents or the Banks with the Joint Venture Subsidiary Borrower or any other guarantor or endorser of the Liabilities (each of which may be defended, compromised, settled, or pursued by the Administrative Agent, for the benefit of the Banks and the Documentation Agent, with counsel of the Administrative Agent's selection, but at the expense of the Joint Venture Subsidiary Borrower). Notwithstanding any other provision of this Agreement, the indemnification contained herein shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the any of the Agents or the Banks in favor of the Joint Venture Subsidiary Borrower.

         7.14 This Agreement shall remain in full force and effect until specifically terminated in writing by a duly authorized officer of the Administrative Agent, or (subject to Section 7.13) until all Liabilities are paid in full.

         7.15 The failure by the Joint Venture Subsidiary Borrower to perform all and singular the Joint Venture Subsidiary Borrower's obligations hereunder will result in irreparable harm to the Administrative Agent for which the Administrative Agent will have no adequate remedy at law. Consequently, such obligations are specifically enforceable by the Administrative Agent.

         7.16     It is intended that:

                  (a)      this Agreement take effect as a sealed instrument;

                  (b) the security interests created by this Agreement attach to all of the Joint Venture Subsidiary Borrower's assets now owned or hereafter acquired which are capable of being subject to a security interest;

                  (c) the security interests created by this agreement secure all Liabilities of the Joint Venture Subsidiary Borrower to the Administrative Agent, whether now existing or hereafter arising;

                  (d) all costs and expenses incurred by the Administrative Agent in connection with the Administrative Agent's relationship(s) with the Joint Venture Subsidiary Borrower shall be borne by the Joint Venture Subsidiary Borrower;

                  (e) the Administrative Agent's consent to any action of the Joint Venture Subsidiary Borrower which is prohibited unless such consent is given may be given or refused by the Administrative Agent in its sole discretion; and

     (f) the Administrative Agent's Rights and Remedies provided herein are subject to requirements of applicable law.

     7.17 The Joint Venture Subsidiary Borrower acknowledges having received a copy of the within Agreement.


 7.18     Any provision contained herein to the contrary notwithstanding:

                  (i) subject to subsection (iii) below, the Collateral hereunder shall not include any contract, agreement or instrument to the extent that the assignment contemplated hereunder would require the consent or approval of any third party, or would adversely affect the enforceability of any such contract, agreement or instrument or the requirement that the Joint Venture Subsidiary Borrower be paid, repaid or reimbursed in the event of termination of such contract, agreement or instrument or would constitute a breach or default under any such contract, agreement or instrument, unless and until such consent or approval has been obtained;

                  (ii) subject to subsection (iii) below, the Collateral hereunder shall not include any liquor license or any other license the assignment of which would require the consent or approval of any governmental authority or agency or other third party unless and until such consent or approval has been obtained; and

                  (iii) unless an Event of Default has occurred and the Liabilities of the Joint Venture Subsidiary Borrower have been accelerated pursuant to Section 8.2 of the Loan Agreement, the Joint Venture Subsidiary Borrower shall not be required to obtain or seek to obtain any consent or approval referred to above.

         To the extent that any of the Collateral is further assigned to the Administrative Agent pursuant to a collateral assignment or other instrument delivered by the Joint Venture Subsidiary Borrower to the Administrative Agent, then in the event of any inconsistency with respect to matters relating to such Collateral between the provisions of such assignment or instrument and the provisions of this Agreement, the provisions of such Assignment or instrument shall control.

         7.19 (a) Notwithstanding any other provision contained in this Agreement or in any of the other Loan Documents to the contrary (including, without limitation, those relating to indemnification, costs and expenses), the Administrative Agent's sole recourse against the Joint Venture Subsidiary Borrower under this Agreement for payment of the Liabilities and for all other payments due hereunder shall be against the Collateral and all of the other Joint Venture Collateral of the Joint Venture Subsidiary Borrower, and the Joint Venture Subsidiary Borrower shall not be liable for any unpaid Liabilities or for any such other amount to the extent that the proceeds of the sale or other disposition of the Collateral and all such other Joint Venture Collateral, are insufficient to pay such amounts; provided, however, that notwithstanding the foregoing to the contrary, the Joint Venture Subsidiary Borrower shall be liable in its individual capacity to the Administrative Agent for any loss, expense, claim or damage suffered by the Administrative Agent as a result of the breach by the Joint Venture Subsidiary Borrower of any of its representations, warranties or covenants contained in this Agreement or in any of the other Loan Documents (other than the Loan Agreement) to which it is a party; provided further, however, that the foregoing provisions of this subsection (a) shall in no way be deemed to affect (i) any of the liabilities and obligations of any of the Borrowers (other than the Joint Venture Subsidiary Borrower) under this Agreement or any of the other Loan Documents; or (ii) the rights or interests of the Administrative Agent in and to the Collateral and all such other Joint Venture Collateral of the Joint Venture Subsidiary Borrower or any part thereof or any other rights or remedies of the Administrative Agent under this Agreement or any of the other Loan Documents with respect to the Collateral or all such other Joint Venture Collateral or under any other document, agreement or instrument securing the Liabilities.

         (b) Notwithstanding any term or provision contained herein or in any of the other Loan Documents to the contrary (including, without limitation, those relating to indemnification, costs and expenses), the Administrative Agent's sole recourse hereunder for payment of the Liabilities and for all other payments due hereunder shall be against the assets of the Joint Venture Subsidiary Borrower as and to the extent provided in the preceding subsection
(a), and the Administrative Agent shall have no recourse for any such payment against any of the Joint Venturers of the Joint Venture Subsidiary Borrower (other than Fine Host) or any of their assets, notwithstanding that any of the Joint Venturers might otherwise be liable for obligations of the Joint Venture Subsidiary Borrower under applicable law, the organizational documents of the Joint Venture Subsidiary Borrower or otherwise; provided, however, that the foregoing provisions of this subsection (b) shall in no way be deemed to affect
(i) any of the liabilities and obligations of any of the Borrowers (other than the Joint Venture Subsidiary Borrower) under this Agreement or any of the other Loan Documents; or (ii) the rights or interests of the Administrative Agent in and to the Collateral and all of the other Joint Venture Collateral of the Joint Venture Subsidiary Borrower or any part thereof or any other rights or remedies of the Administrative Agent under this Agreement or any of the other Loan Documents with respect to the Collateral and all such other Joint Venture Collateral or under any other document, agreement or instrument securing the Liabilities. In the event of any inconsistency between the provisions of this subsection (b) and the provisions of any of the other Loan Documents (including, without limitations, provisions relating to joint and several liability or liability on the part of any Person comprising part of another Person), the provisions of this subsection (b) shall control.

            [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement under seal on the date first written above.

                             JOINT VENTURE SUBSIDIARY BORROWER:

WITNESS:



                             By:
Name                         Name:
                             Title:
                                    Its duly authorized officer or agent

                             ADMINISTRATIVE AGENT:

WITNESS:                     BANKBOSTON, N.A., AS ADMINISTRATIVE AGENT



                             By:
Name                         Name:
                             Title:
                                    Its duly authorized officer

                                    EXHIBIT A

                     Trade Names: legal status; etc. ('3-3)

                                    EXHIBIT B

                       Other Encumbrances and Liens ('3-4)

                                    EXHIBIT C

                                Locations ('3-5)



61936_4


                                                                       EXHIBIT F
                                     FORM OF
                [SECOND] AMENDED AND RESTATED SECURITY AGREEMENT
                       (for [Name of Subsidiary Borrower])

         This [SECOND] AMENDED AND RESTATED SECURITY AGREEMENT (the "Agreement") is made as of July __, 1997, by and between (a) ________________________, a
__________________________,   with   its   principal   place  of   business   at
_______________________________________________  (together  with its  successors and assigns, the "Subsidiary Borrower") and (b) BANKBOSTON, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") for various banks and other financial institutions which are or may hereafter become parties (said banks and other financial institutions are hereinafter referred to collectively as the "Banks") to that certain Fourth Amended and Restated Loan Agreement, dated of even date herewith (as the same may be hereafter further amended, modified, supplemented, extended or restated, from time to time, the "Loan Agreement") by and among Fine Host Corporation, a Delaware corporation (together with its successors and assigns, "Fine Host"), all of the Subsidiaries of Fine Host (including without limitation, the Subsidiary Borrower), the Administrative Agent, USTrust, as Documentation Agent for the Banks (in such capacity, the "Documentation Agent")(the Administrative Agent and the Documentation Agent are hereinafter sometimes referred to collectively as the "Agents") and the Banks.

         All capitalized terms not defined herein but defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement, and if not defined in the Loan Agreement, then the meanings given to such terms in the Uniform Commercial Code, as in effect, from time to time, in The Commonwealth of Massachusetts (the "UCC").

WITNESSETH:

         WHEREAS, in connection with the Existing Loan Agreement, the Subsidiary Borrower entered into, among other things, a certain [First Amended and Restated] Security Agreement, dated as of ___________, 199_ (the "Existing Security Agreement"), by and between the Subsidiary Borrower and USTrust, as Lender and Agent for the Existing Banks (in such capacity, the "Original Agent"), pursuant to which, among other things, the Subsidiary Borrower granted to the Original Agent, for the ratable benefit of the Existing Banks, a security interest in the assets of the Subsidiary Borrower, as more particularly described therein and herein, to secure all of the obligations and liabilities of the Subsidiary Borrower to the Existing Banks; and

         WHEREAS, Fine Host and all of its Subsidiaries (including without limitation, the Subsidiary Borrower) have requested that the Existing Banks amend and restate in its entirety the Existing Loan Agreement in the manner provided in the Loan Agreement; and

         WHEREAS, the Agents and all of the Banks which are not Existing Banks have agreed to become parties to the Loan Agreement; and

         WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement and to the obligations of the Banks to make Extensions of Credit provided for therein that the Subsidiary Borrower shall have amended and restated in its entirety the Existing Security Agreement in the manner provided herein.

         NOW, THEREFORE, in consideration of the premises contained herein, and to induce the Banks to amend and restate the Existing Loan Agreement, as provided in the Loan Agreement, and to induce the Banks to make Extensions of Credit under the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subsidiary Borrower and the Administrative Agent, for the ratable benefit of the Banks, hereby amend, restate and replace the Existing Security Agreement to read in its entirety as follows:

Article I.        Grant of Security Interest.

         1.1 To secure the prompt, punctual, and faithful performance by the Subsidiary Borrower of all of the Liabilities, the Subsidiary Borrower hereby grants to the Administrative Agent, for the ratable benefit of the Banks, a continuing security interest in and to, and assigns to the Administrative Agent, for the ratable benefit of the Banks, all of the rights, title and interests of the Subsidiary Borrower in and to, the following, and each item thereof, whether now owned or now due, or in which the Subsidiary Borrower has an interest, or hereafter at any time in the future, acquired, arising, or to become due, or in which the Subsidiary Borrower obtains an interest, and all products, proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Administrative Agent may in the future be granted a security interest pursuant hereto, is referred to hereinafter as the "Collateral"): (a) All Accounts and Accounts Receivable; (b) All Inventory; (c) All Contract Rights; (d) All General Intangibles; (e) All Equipment; (f) All Farm Products; (g) All Goods; (h) All Chattel Paper, Note Receivables and Receivables (including but not limited to, all license
Agreements, all management agreements, all concession agreements, all food service operation agreements, and all Facilities Agreements); (i) All Fixtures;
(j) All books, records, and information relating to the Collateral and/or to the operation of the Subsidiary Borrower's business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained, subject, in the case of rights of access to premises not owned by the Subsidiary Borrower, to rights of third parties; (k) All Instruments, Documents of Title, Documents, policies and certificates of insurance, Securities, deposits, deposit accounts, money, cash, or other property; (l) All federal, state, and local tax refunds and/or abatements to which the Subsidiary Borrower is, or becomes entitled, no matter how or when arising, including, but not limited to any loss carryback tax refunds; (m) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates, arise out of the foregoing (a through l), or otherwise; (n) All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing (a through m) including the right of stoppage in transit; and (o) All licenses and permits (including but not limited to, all liquor licenses).

         1.2 The foregoing grant of a security interest is in addition to, and supplemental of, any security interest previously granted by the Subsidiary Borrower to either the Administrative Agent or the Original Bank and shall continue in full force and effect applicable to all Liabilities and to any future advances made by the Administrative Agent or any of the Banks to or on
behalf of the Subsidiary Borrower until this Agreement is specifically terminated in writing by a duly authorized officer of the Administrative Agent.

Article II.       Definitions.

         As herein used, the following terms have the following meanings:

         2.1 "Accounts" and "Accounts Receivable" means "accounts," as defined in the UCC, together with all accounts, accounts receivable, notes, drafts, acceptances, and other forms of obligations and receivables and rights to payment for credit extended and for goods sold or leased, or services rendered, whether or not yet earned by performance; all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit and all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

         2.2 "Contract Rights" means "contract rights," as defined in the UCC, together with any right to payment under a contract not yet earned by performance and not evidenced by an instrument or Chattel Paper.

         2.3 "Costs of Collection" means and includes all fees, costs and expenses (including without limitation, all reasonable legal fees, costs and expenses, and reasonable costs and expenses associated with travel) incurred by the Agents in connection with the administration of this Agreement and all of the other Loan Documents. Costs of Collection also means and includes all fees, costs and expenses (including without limitation, all reasonable legal fees, costs and expenses, and reasonable costs and expenses associated with travel) incurred by the Agents and the Banks in connection with preserving, protecting, collecting, or enforcing the Collateral, the Liabilities and/or the Administrative Agent's Rights and Remedies or any of the rights and remedies of the Agents or the Banks against or in respect of any guarantor or other person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts). The Costs of Collection shall be added to the Liabilities of the Subsidiary Borrower to the Agents and the Banks, as if such had been lent, advanced, and credited by the Agents and the Banks to, or for the benefit of, the Subsidiary Borrower.

         2.4 "Equipment" means "equipment," as defined in the UCC, together with all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furniture, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of the Subsidiary Borrower's business.

         2.5 "General Intangibles" means "general intangibles," as defined in the UCC, together with all: rights to payment for credit extended; deposits; amounts due to the Subsidiary Borrower; credit memoranda in favor of the Subsidiary Borrower; warranty claims; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license fees; franchise fees; rights of admission; licenses; franchises; permits; certificates of convenience and necessity, and similar rights granted by any governmental authority; copyrights; trademarks, trade names, service marks, patents, patent applications, patents pending, and other intellectual property; developmental ideas and concepts; proprietary processes; blueprints; drawings; designs; diagrams; plans; reports; charts; catalogs; manuals; technical data; computer programs, computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; proposals; costs estimates, and other reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by the Subsidiary Borrower or credit extended or services performed, by the Subsidiary Borrower, whether intended for an individual customer or the general business of the Subsidiary Borrower, or used or useful in connection with research by the Subsidiary Borrower.

         2.6 "Inventory" means "inventory" as defined in the UCC, together with all goods, wares, merchandise, raw materials, work in process, finished goods, and all packaging, advertising, shipping material, and documents related to any of the foregoing, and all labels, and other devices, names, or marks affixed or to be affixed thereto for identifying or selling the same, and other personal property of every description held for sale or lease or furnished or to be furnished under a contract or contracts of sale or service by the Subsidiary
Borrower, or used or consumed or to be used or consumed in the Subsidiary Borrower's business, and all goods of said description which are in transit, and all returned, repossessed and rejected goods of said description, and all such goods of said description which are detained from or rejected for entry into the United States, and all documents (whether or not negotiable) which represent any of the foregoing.

    2.7  "Liabilities" has the meaning given to that term in the Loan Agreement.

         2.8 "Obligations" means the obligations, covenants, representations and warranties of the Borrowers (including without limitation, the Subsidiary Borrower) to any or all of the Banks, and the Agents under the Loan Documents.

         2.9 "Proceeds" means "proceeds," as defined in the UCC, together with insurance proceeds, and each type of property described in Sections 1-1(a) through and including 1-1(o) above.

         2.10 "Receivables Collateral" refers to that portion of the Collateral which consists of the Subsidiary Borrower's Accounts, Accounts Receivable, Contract Rights, General Intangibles, Chattel Paper, Instruments, Documents of Title, Documents, Securities, letters of credit and bankers' acceptances, and any rights to payment now held or in which the Subsidiary Borrower has an interest, or hereafter acquired, or in which the Subsidiary Borrower obtains an interest.

Article III.      Representations, Warranties and Covenants.

         3.1 The Subsidiary Borrower shall pay when due (or on demand if so payable) the Liabilities and promptly, punctually, and faithfully shall perform the Obligations.

         3.2 The Subsidiary Borrower presently is and shall hereafter remain in good standing as a corporation in that State indicated in the Preamble of this Agreement and is and shall hereafter remain duly qualified and in good standing in every other State in which, by reason of the nature or location of the Subsidiary Borrower's assets or operation of the Subsidiary Borrower's business, such qualification may be necessary, except those States in which the failure to qualify and remain in good standing would not have a Material Adverse Effect. The execution and delivery of this Agreement and of any other instruments or documents executed in connection herewith constitute representations by the Subsidiary Borrower that such execution and delivery have received all authorization as may be necessary to permit such execution and delivery to, and that they do, bind the Subsidiary Borrower.

         3.3 Exhibit A attached hereto and incorporated herein by reference constitutes a listing of:

     (i) all trade names and trade styles under which the Subsidiary Borrower presently conducts or ever conducted its business; and

     (ii) all legal names and legal statuses (such as a corporation or partnership) under which the Subsidiary Borrower conducts or ever conducted business.

         3.4 The Subsidiary Borrower is, and shall hereafter remain, the owner of the Collateral free and clear of all liens, encumbrances, attachments, security interests, purchase money security interests, mortgages, and charges with the exceptions of (a) the security interest created herein, and (b) the security interests and other encumbrances (if any) listed on Exhibit B attached hereto and incorporated herein by reference or as otherwise permitted in the Loan Agreement. The Subsidiary Borrower does not presently, and shall not hereafter have possession of any property on consignment. The Subsidiary Borrower shall timely pay all of the Subsidiary Borrower's encumbrances which are secured by security interests which may be superior to that granted the Administrative Agent herein.

         3.5 The Subsidiary Borrower's principal place of business, chief executive office and mailing address is set forth at the beginning of this Agreement; set forth on Exhibit C are the locations of all Subsidiary Borrower's other places of business or at which the Collateral may be kept or located. Except to accomplish sales of Inventory in the ordinary course of business and to utilize such of the Collateral as is removed from such locations in the ordinary course of business (such as motor vehicles), the Collateral will be kept at all times at the Subsidiary Borrower's principal place of business and chief executive office as set forth at the beginning of this Agreement or at the locations of the Subsidiary Borrower's other places of business as set forth on Exhibit C. All the information contained in the Exhibits to this Agreement is true, accurate and complete, and the Subsidiary Borrower hereby agrees to furnish the Administrative Agent written notice within ten (10) days of any changes therein, or any additional information necessary to insure that the information contained in the Exhibits remains true, accurate and complete.

         3.6 The Subsidiary Borrower shall provide the Administrative Agent with such information concerning the Subsidiary Borrower, the Collateral, the operation of the Subsidiary Borrower's business, and the Subsidiary Borrower's financial condition as the Administrative Agent may reasonably request from time to time. All financial information so provided the Administrative Agent by the Subsidiary Borrower shall be prepared in accordance with generally accepted accounting principles applied consistently in the preparation thereof and with prior periods and shall fairly reflect the matters described therein.

         3.7 All covenants, representations, and warranties made by the Subsidiary Borrower pursuant to the terms of the Loan Agreement are hereby incorporated herein by reference, and all provisions of the Loan Agreement granting the Administrative Agent rights, privileges, or remedies are likewise also incorporated herein by reference.

         3.8 The Subsidiary Borrower shall not sell, offer to sell, lease, or otherwise transfer or dispose of the Collateral or any part thereof or any interest therein, except as permitted under the Loan Agreement.

         3.9 The Subsidiary Borrower shall execute and deliver to the Administrative Agent such instruments and shall do all such things from time to time hereafter as the Administrative Agent may reasonably request to carry into effect the provisions and intent of this Agreement, to protect and perfect the Administrative Agent's security interest in and to the Collateral, and to comply with all applicable statutes and laws, and to facilitate the collection and/or enforcement of Receivables Collateral. Contemporaneous with the execution of this Agreement, the Subsidiary Borrower shall execute all such instruments as may be reasonably required by the Administrative Agent with respect to the perfection of the security interests granted herein, including without limitation, financing statements in such form and to be filed in accordance with the provisions of the Uniform Commercial Code in such State or States as the Administrative Agent may determine, and applications for notations of the
Administrative Agent as lien holder, mortgagee, or the like, on such certificates or similar instruments as may have been issued with respect to the Subsidiary Borrower's ownership of one or more items of the Collateral. A carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this Section shall be sufficient for filing to perfect the security interests granted herein.

         3.10 The Subsidiary Borrower shall (a) keep the Collateral in good order and repair; (b) not waste or destroy or suffer the waste or destruction of the Collateral of any part thereof; and (c) not use any of the Collateral in violation of any policy of insurance thereon.

         3.11 The Subsidiary Borrower shall not indirectly do or cause to be done any act which, if done directly by the Subsidiary Borrower, would breach any covenant contained herein or in any other agreement between the Subsidiary Borrower and the Administrative Agent.

         3.12 The representations, covenants and warranties contained herein are in addition to any others, previously, presently, or hereafter made by the Subsidiary Borrower to or with the Administrative Agent in any other instrument.

Article IV. Collection of Accounts, Accounts Receivable, Contract Rights and Other Collateral.

         4.1      At any time after one or more Events of Default has occurred:

                  (a) The Administrative Agent may notify any of the Subsidiary Borrower's account or contract debtors, either in the name of the Administrative Agent or the Subsidiary Borrower, to make payment directly to the Administrative Agent or such other address as may be specified by the Administrative Agent, and may advise any person of the Administrative Agent's security interest in and to the Collateral, and may collect directly from the obligors thereon, all amounts due on account of the Collateral; and

                  (b) At the Administrative Agent's request, the Subsidiary Borrower will provide written notifications to any or all of the Subsidiary Borrower's account or contract debtors concerning the Administrative Agent's security interest in the Collateral and will request that such account or contract debtors forward payment thereof directly to the Administrative Agent.

         4.2 At any time after one or more Events of Default has occurred, and after notification to the Subsidiary Borrower from the Administrative Agent, the Subsidiary Borrower:

                  (a) shall hold any proceeds and collections of any of the Collateral in trust for the Administrative Agent, and shall not commingle such proceeds or collections with any other funds of the Subsidiary Borrower; and

                  (b) shall deliver each of the following duly endorsed, assigned or otherwise made payable to the Administrative Agent; (i) all such proceeds to the Administrative Agent immediately upon the receipt thereof by the Subsidiary Borrower in the identical form received, and
         (ii) all security or collateral for, guaranties of, letters of credit, trade and bankers' acceptances, and similar letters and instruments in respect of any of the Collateral.

         4.3 The Subsidiary Borrower hereby irrevocably constitutes and appoints the Administrative Agent as the Subsidiary Borrower's true and lawful attorney, upon the occurrence of an Event of Default, with full power of substitution, to convert the Collateral into cash at the sole risk, cost, and expense of the Subsidiary Borrower, but for the sole benefit of the Administrative Agent. The rights and powers granted the Administrative Agent by the within appointment include but are not limited to the right and power to:

                  (a) prosecute, defend, compromise, or release any action relating to the Collateral;

                  (b) sign change of address forms to change the address to which the Subsidiary Borrower's mail is to be sent as the Administrative Agent shall designate; receive and open the Subsidiary Borrower's mail; remove any Collateral therefrom and turn over such mail (other than such Collateral), either to the Subsidiary Borrower, or to any trustee in bankruptcy, receiver, assignee for the benefit of creditors of the Subsidiary Borrower, or other legal representative of the Subsidiary Borrower whom the Administrative Agent determines to be the appropriate person to whom to so turn over such mail;

                  (c) endorse the name of the Subsidiary Borrower in favor of the Administrative Agent upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the Subsidiary Borrower on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of a same or different nature relating to the Collateral;

                  (d) sign the name of the Subsidiary Borrower on any notice to the Subsidiary Borrower's Account Debtors or verification of the Receivables Collateral; sign the Subsidiary Borrower's name on any proof of claim in bankruptcy against Account Debtors, notices of lien, claims of mechanics liens, or assignments or releases of mechanics' lien securing the Accounts;

                  (e) take all such action as may be necessary to obtain the payment of any letter of credit of which the Subsidiary Borrower is a beneficiary;

                  (f) repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Subsidiary Borrower;

                  (g) use, license, or transfer any or all General Intangibles of the Subsidiary Borrower; or

                  (h) sign and file or record any financing or other statement in order to perfect or protect the Administrative Agent's security interest in the Collateral.

         4.4 In connection with all powers of attorney included in this Agreement, the Subsidiary Borrower hereby grants unto the Administrative Agent full power to do any and all things necessary or appropriate, in connection with the exercise of such powers as fully and effectually as the Subsidiary Borrower might or could do, and hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement.

         4.5 The Administrative Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized herein, but if the Administrative Agent elects to do any such act or to exercise any such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to the Subsidiary Borrower except for the Administrative Agent's actual willful misconduct and bad faith.

         4.6 All powers conferred upon the Administrative Agent by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Administrative Agent or until all Liabilities are paid in full.

Article V.        Events of Default.

         Upon the occurrence of any one or more Events of Default, any and all Liabilities of the Subsidiary Borrower shall become immediately due and payable, as provided in the Loan Agreement. The occurrence of any such Event of Default shall also constitute, without notice or demand, a default under all other agreements between the Administrative Agent and the Subsidiary Borrower and instruments, documents, and papers given to the Administrative Agent by the Subsidiary Borrower, whether such agreements, instruments, or papers now exist or hereafter arise.

Article VI.       Rights And Remedies Upon Default.

         In addition to all of the rights, remedies, powers, privileges, and discretions which the Administrative Agent is provided prior to the occurrence of an Event of Default, the Administrative Agent shall have the following Rights and Remedies ("Rights and Remedies") upon the occurrence of any Event of Default.

         6.1 Upon the occurrence of any Event of Default, and at any time thereafter, the Administrative Agent shall have all of the Rights and Remedies of a secured party upon default under the UCC, in addition to which the Administrative Agent shall have all of the following Rights and Remedies:

                  (a) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral; and/or

                  (b) To take possession of all or any portion of the Collateral; and/or

                  (c) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Administrative Agent deems advisable and with or without the taking of possession of any of the Collateral; and/or

                  (d) To apply the Receivables Collateral or the proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Liabilities.

         6.2 Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Administrative Agent deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Administrative Agent's disposition of the Collateral. The Administrative Agent may conduct any such sale or other disposition of the Collateral upon the Subsidiary Borrower's premises. Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Administrative Agent shall provide the Subsidiary Borrower with such notice as may be practicable under the circumstances), the Administrative Agent shall give the Subsidiary Borrower at least the greater of the minimum notice required by law or seven (7) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. The Administrative Agent may purchase the Collateral, or any portion of it at any sale held under this Article.

         6.3 In connection with the Administrative Agent's exercise of the Administrative Agent's rights under this Article, the Administrative Agent may enter upon, occupy, and use any premises owned or occupied by the Subsidiary Borrower, and may exclude the Subsidiary Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Administrative Agent, subject in any such case to the requirements of applicable law and to the rights of third parties. The Administrative Agent shall not be required to remove any of the Collateral from any such premises upon the Administrative Agent's taking possession thereof, and may render any Collateral unusable to the Subsidiary Borrower. In no event shall the Administrative Agent be liable to the Subsidiary Borrower for use of occupancy by the Administrative Agent of any premises pursuant to this Article, nor for any charge (such as wages for the Subsidiary Borrower's employees and utilities) incurred in connection with the Administrative Agent's exercise of the Administrative Agent's Rights and Remedies.

         6.4 The Subsidiary Borrower hereby grants to the Administrative Agent a nonexclusive irrevocable license to use, apply, and affix any trademark, tradename, logo, or the like in which the Subsidiary Borrower now or hereafter has rights, such license being with respect to the Administrative Agent's exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory.

         6.5 Upon the occurrence of any Event of Default, the Administrative Agent may require the Subsidiary Borrower to assemble the Collateral and make it available to the Administrative Agent at the Subsidiary Borrower's sole risk and expense at a place or places which are reasonably convenient to both the Administrative Agent and the Subsidiary Borrower.

         6.6 The rights, remedies, powers, privileges, and discretions of the Administrative Agent hereunder (the "Administrative Agent's Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Administrative Agent in exercising or enforcing any of the Administrative Agent's Right and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the
Administrative Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Administrative Agent's Rights or Remedies, and no other agreement shall operate as a waiver of any other default hereunder or under any other agreement or transaction, of whatever nature entered into between the Administrative Agent and the Subsidiary Borrower at any time, either express or implied, shall preclude any other or further exercise of the Administrative Agent's Rights and Remedies. No waiver by the Administrative Agent of any of the Administrative Agent's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Administrative Agent's Right and Remedies may be exercised by the Administrative Agent at such time or times and in such order of preference as the Administrative Agent in its sole discretion may determine.

Article VII.               General.

         7.1 Any and all deposits or other sums at any time credited by or due to the Subsidiary Borrower from the Administrative Agent or any Bank or lending affiliates or any bank acting as a participant under any loan arrangement between the Administrative Agent and the Subsidiary Borrower, and any cash, securities, instruments, or other property of the Subsidiary Borrower in the possession of the Administrative Agent, or any Bank or any of its banking or lending affiliates, and any bank acting as a participant under any loan arrangement  between  the  Administrative  Agent  and the  Subsidiary  Borrower,
whether for safekeeping, or otherwise, or in transit to or from the Administrative Agent or any Bank or any of its banking or lending affiliates or any such participant, or in the possession of any third party acting on the Administrative Agent's or any Bank's behalf (regardless of the reason the Administrative Agent or any Bank had received same or whether the Administrative Agent or any Bank has conditionally released the same) shall at all times constitute security for any and all Liabilities, and may be applied or set off against such Liabilities at any time after an Event of Default.

         7.2 (a) Except as specifically required by this Agreement, the Subsidiary Borrower WAIVES notice of non-payment, demand, presentment, protest, and all forms of demand and notice, both with respect to the Liabilities and the Collateral.

                  (b) The  Subsidiary  Borrower,  if entitled to it,  WAIVES the
         right  to  notice   and/or   hearing  prior  to  the  exercise  of  the
         Administrative Agent's rights upon default.

         7.3 The Administrative Agent shall have no duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come in possession of the Administrative Agent and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

         7.4 All notices, requests and other communications hereunder shall be given in the manner provided for in the Loan Agreement.

         7.5 This Agreement shall be binding upon the Subsidiary Borrower and the Subsidiary Borrower's successors, and assigns and shall inure to the benefit of the Administrative Agent and the Administrative Agent's successors and assigns. In the event that the Administrative Agent assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of the Administrative Agent hereunder and the Administrative Agent shall thereupon be discharged and relieved from its duties and obligations hereunder.

         7.6 Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, and enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

         7.7 This Agreement and all other instruments executed in connection herewith incorporate all discussions and negotiations between the Subsidiary Borrower and the Administrative Agent, either express or implied, concerning the matters included herein and in such other instruments, any custom or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement or of any provision of any other agreement between the Subsidiary Borrower and the Administrative Agent is effective unless executed in writing by the party to be charged with such modification, amendment and waiver, and if such party be the Administrative Agent, then by a duly authorized officer thereof.

         7.8 The proceeds of any collection, sale, or disposition of the Collateral, or of any other payments received hereunder, shall be applied toward the Liabilities in such order and manner as the Administrative Agent determines in its sole discretion, any statute, custom, or usage to the contrary notwithstanding. The Subsidiary Borrower shall remain liable to the Administrative Agent for any deficiency remaining following such application.

         7.9 The Subsidiary Borrower shall pay on demand all Costs of Collection and all expenses of the Administrative Agent in connection with the preparation, execution, and delivery of this Agreement and of any other documents and agreements between the Subsidiary Borrower and the Administrative Agent, whether now existing or hereafter arising, and all other expenses which may be incurred by the Administrative Agent in preparing or amending this Agreement and all other agreements, instruments, and documents related thereto, or otherwise with respect to the Liabilities. The Subsidiary Borrower authorizes the Administrative Agent to pay all such expenses and to charge the same to any account of the Subsidiary Borrower with the Administrative Agent.

         7.10 All amounts which the Administrative Agent may advance under this Agreement shall be included in the Liabilities, shall be repayable to the Administrative Agent with interest at the highest pre-default rate charged the Subsidiary Borrower by the Administrative Agent under the Loan Agreement, on demand (and if not paid within five (5) days of notice to the Subsidiary Borrower, at the default rate set forth in subsection 3.4(c) of the Loan Agreement, and may be charged by the Administrative Agent to any account which the Subsidiary Borrower maintains with the Administrative Agent.

         7.11 This Agreement and all other instruments, documents, and papers which relate thereto which have been or may be hereinafter furnished the Administrative Agent may be reproduced by the Administrative Agent by any photographic, photostatic, microfilm, micro-card, miniature photographic, xerographic, or similar process, and the Administrative Agent may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

         7.12 This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of The Commonwealth of Massachusetts. The Subsidiary Borrower submits itself to the jurisdiction of the Courts of said Commonwealth for all purposes with respect to this Agreement and the Subsidiary Borrower's relationship with the Administrative Agent.

         7.13 The Subsidiary Borrower shall indemnify, defend, and hold each of the Agents and the Banks harmless of and from any claim brought or threatened against any of the Agents or the Banks by the Subsidiary Borrower, any guarantor or endorser of the Liabilities, or any other person (as well as from attorneys' reasonable fees and expenses in connection therewith) on account of the relationship of any of the Agents or the Banks with the Subsidiary Borrower or any other guarantor or endorser of the Liabilities (each of which may be defended, compromised, settled, or pursued by the Administrative Agent, for the benefit of the Banks and the Documentation Agent, with counsel of the Administrative Agent's selection, but at the expense of the Subsidiary Borrower). Notwithstanding any other provision of this Agreement, the indemnification contained herein shall survive payment of the Liabilities and/or any termination, release, or discharge executed by any of the Agents or the Banks in favor of the Subsidiary Borrower.

         7.14 This Agreement shall remain in full force and effect until specifically terminated in writing by a duly authorized officer of the Administrative Agent, or (subject to Section 7.13) until all Liabilities are paid in full.

         7.15 The failure by the Subsidiary Borrower to perform all and singular the Subsidiary Borrower's obligations hereunder will result in irreparable harm to the Administrative Agent for which the Administrative Agent will have no adequate remedy at law. Consequently, such obligations are specifically enforceable by the Administrative Agent.

         7.16     It is intended that:

                  (a)      this Agreement take effect as a sealed instrument;

                  (b) the security interests created by this Agreement attach to all of the Subsidiary Borrower's assets now owned or hereafter acquired which are capable of being subject to a security interest;

     (c) the security interests created by this agreement secure all Liabilities of the Subsidiary Borrower to the Administrative Agent, whether now existing or hereafter arising;

                  (d) all costs and expenses incurred by the Administrative Agent in connection with the Administrative Agent's relationship(s) with the Subsidiary Borrower shall be borne by the Subsidiary Borrower;

                  (e) the Administrative Agent's consent to any action of the Subsidiary Borrower which is prohibited unless such consent is given may be given or refused by the Administrative Agent in its sole discretion; and

     (f) the Administrative Agent's Rights and Remedies provided herein are subject to requirements of applicable law.

     7.17 The Subsidiary Borrower acknowledges having received a copy of the within Agreement.

         7.18   Any provision contained herein to the contrary notwithstanding:

                  (i) subject to the subsection (iii) below, the Collateral hereunder shall not include any contract, agreement or instrument to the extent that the assignment contemplated hereunder would require the consent or approval of any third party, or would adversely affect the enforceability of any such contract, agreement or instrument or the requirement that the Subsidiary Borrower be paid, repaid or reimbursed in the event of termination of such contract, agreement or instrument or would constitute a breach or default under any such contract, agreement or instrument, unless and until such consent or approval has been obtained;

                  (ii) subject to subsection (iii) below, the Collateral hereunder shall not include any liquor license or any other license the assignment of which would require the consent or approval of any governmental authority or agency or other third party unless and until such consent or approval has been obtained; and

                  (iii) unless an Event of Default has occurred and the Liabilities of the Subsidiary Borrower have been accelerated pursuant to Section 8.2 of the Loan Agreement, the Subsidiary Borrower shall not be required to obtain or seek to obtain any consent or approval referred to above.

         To the extent that any of the Collateral is further assigned to the Administrative Agent pursuant to a collateral assignment or other instrument delivered by the Subsidiary Borrower to the Administrative Agent, then in the event of any inconsistency with respect to matters relating to such Collateral between the provisions of such assignment or instrument and the provisions of this Agreement, the provisions of such Assignment or instrument shall control.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement under seal as of the date first written above.

                                SUBSIDIARY BORROWER:

WITNESS:



                                By:
Name                            Name:
                                Title:
                                         Its duly authorized officer or agent

                                ADMINISTRATIVE AGENT:

WITNESS:                        BANKBOSTON, N.A., AS
                                ADMINISTRATIVE AGENT



                                By:
Name                            Name:
                                Title:
                                         Its duly authorized officer

                                    EXHIBIT A

                     Trade Names: legal status; etc. ('3-3)

                                    EXHIBIT B

                       Other Encumbrances and Liens ('3-4)

                                    EXHIBIT C

                                Locations ('3-5)





61929_3
                                                                       EXHIBIT G

                                     FORM OF
                           SECOND AMENDED AND RESTATED
                     ASSIGNMENT OF RECEIVABLES AND PROCEEDS
                           (for Fine Host Corporation)

         This SECOND AMENDED AND RESTATED ASSIGNMENT OF RECEIVABLES AND PROCEEDS (the "Assignment") is made as of July __, 1997, by and between (a) FINE HOST CORPORATION, a Delaware corporation, with its principal place of business at 3 Greenwich Office Park, Greenwich, Connecticut 06830 (together with its successors and assigns, "Fine Host"), and (b) BANKBOSTON, N.A., as the Administrative Agent (in such capacity, the "Administrative Agent") for various banks and other financial institutions which are or may hereafter become parties (said banks and other financial institutions are hereinafter referred to collectively as the "Banks") to that certain Fourth Amended and Restated Loan Agreement, dated of even date herewith (as the same may be hereafter further amended, modified, supplemented, extended or restated, from time to time, the "Loan Agreement") by and among Fine Host, all of the Subsidiaries of Fine Host, the Administrative Agent, USTrust, as Documentation Agent for the Banks (in such capacity, the "Documentation Agent")(the Administrative Agent and the Documentation Agent are hereinafter sometimes referred to collectively as the "Agents") and the Banks.

         All capitalized terms not defined herein but defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement, and if not defined in the Loan Agreement, then the meanings given to such terms in the Uniform Commercial Code, as in effect, from time to time, in The Commonwealth of Massachusetts (the "UCC").

WITNESSETH:

         WHEREAS, in connection with the Existing Loan Agreement, Fine Host entered into, among other things, a certain First Amended and Restated Assignment of Receivables and Proceeds, dated as of June 25, 1996 (the "Existing Assignment of Receivables and Proceeds"), by and between Fine Host and USTrust, as Lender and Agent for the Existing Banks (in such capacity, the "Original Agent"), pursuant to which, among other things, Fine Host has assigned to the Original Agent, for the ratable benefit of the Existing Banks, as additional security all of its rights, title and interests in certain proceeds and receivables resulting from certain agreements, contracts, permits, licenses and other arrangements to which Fine Host is or may become a party; and

         WHEREAS, Fine Host and all of its Subsidiaries have requested that the Existing Banks amend and restate in its entirety the Existing Loan Agreement in the manner provided in the Loan Agreement; and

         WHEREAS, the Agents and all of the Banks which are not Existing Banks have agreed to become parties to the Loan Agreement; and

         WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement and to the obligations of the Banks to make Extensions of Credit provided for therein that Fine Host shall have amended and restated in its entirety the Existing Assignment of Receivables and Proceeds in the manner provided herein.

         NOW, THEREFORE, in consideration of the premises contained herein, and to induce the Banks to amend and restate the Existing Loan Agreement, as provided in the Loan Agreement, and to induce the Banks to make Extensions of Credit under the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Fine Host and the Administrative Agent, for the ratable benefit of the Banks, hereby amend and restate the Existing Assignment of Receivables and Proceeds to read in its entirety as follows:

         1. To secure the prompt, punctual, and faithful performance by Fine Host of all of its Liabilities, Fine Host hereby grants, assigns and transfers to the Administrative Agent, for the ratable benefit of the Banks, and creates in the Administrative Agent, for the ratable benefit of the Banks, a security interest in all of the rights, title, and interests of Fine Host in, to and under the following:

                  1.1 all proceeds, including but not limited to, Net Contract Proceeds (collectively, the "Proceeds") resulting from all agreements, contracts, and permits, licenses, and other arrangements to which Fine Host is currently or hereafter becomes a party, and pursuant to which, among other things, Fine Host has agreed (a) to provide food and beverage services at certain facilities described therein, (b) to operate and otherwise use food, beverage and liquor licenses at such facilities, or (c) to manage certain concession and food service areas at such facilities (including but not limited to, the Facility
         Agreements), and all related agreements, contracts, and permits, licenses, and other arrangements, including but not limited to the Agreements listed and described on Schedule A attached hereto, which Schedule A includes all of the material Agreements as of the date of this Assignment, all as the same may hereafter be modified, amended, reaffirmed, restated, or extended (collectively, the "Agreements"); and

                  1.2 all of those certain promissory notes listed on Schedule B attached hereto and incorporated herein by reference, all as the same may hereafter be modified, amended, reaffirmed, restated, or extended and any rights under any Agreement, or promissory notes, bonds, letters of credit, other agreements and arrangements executed hereafter, in each case, including but not limited to, the rights of Fine Host to receive payment in connection or associated with Fine Host incurring Project Costs pursuant to a Facility Agreement, (collectively, the "Receivables" and individually a "Receivable"), subject to Section 5 below, as security only, to have and to hold unto the Administrative Agent, its successors and assigns, to its and their own use and benefit, until such time as the Loans (and all other obligations of Fine Host to the Administrative Agent) shall have been paid and performed in full.

         2. Fine Host shall deliver to the Administrative Agent contemporaneously herewith the originals of all promissory notes which evidence any Receivables, and each such promissory note shall be endorsed by a duly authorized officer or agent of Fine Host, in favor of the Administrative Agent, with full recourse.

         3. Fine Host hereby appoints the Administrative Agent as its agent and attorney with full power of substitution in its name and on its behalf, upon the occurrence and during the continuance of any Event of Default, to sign, seal, indorse, complete indorsement, execute and deliver, all such further instruments of transfer and agreements, supplemental, confirmatory or otherwise, as may be required for the purpose of more effectively vesting in the Administrative Agent all of the rights, title, and interests of Fine Host in, to and under the Receivables; such power of attorney, being coupled with an interest, shall not be revoked for any reason until all obligations under the Loan Agreement shall have been paid and performed in full.

     4. Fine Host hereby represents, warrants, covenants and agrees at all times during the term of this Assignment as follows:

     a. That Fine Host will perform and observe faithfully and punctually all obligations, terms, covenants, and conditions set forth in the Loan Documents;

                  b. That, as of the date hereof, the amount listed on Schedule C as "Principal Outstanding," "Interest Accrued," and "Total" for each Receivable is correct, and there are no offsets, defenses or claims by any payor or indorser under any Receivable which would affect such amounts or the enforceability of any of the Receivables against any payor, indorser, or guarantor;

     c. That Fine Host is the sole owner of and has not and will not sell, assign, transfer, mortgage, encumber or pledge all or any portion of its interest in any of the Proceeds or the Receivables to any person or entity other than the Administrative Agent;

                  d. That Fine Host will not cancel, amend, alter, modify, renew, extend, renegotiate, or terminate any of the Receivables or Agreements without the prior written consent of the Administrative Agent, so as to materially and adversely affect the Proceeds; provided, however, that, prior to the occurrence of any Default, Fine Host may, without such consent, make or agree to any amendment or modification that Fine Host reasonably believes is in the best interest of Fine Host and does not materially affect its ability to make payments required to be made to the Administrative Agent under the Loan Documents;

                  e. That Fine Host will take no action associated with the cancellation, modification, amendment, alteration, renewal, extension, renegotiation, or termination of any other contract or renegotiation, or termination of any other contract or agreement of any nature which would, directly or indirectly, affect the payment terms, amount due, or enforceability of any Receivables or the Proceeds; provided, however, that, prior to the occurrence of any Default, Fine Host may, without such consent, make or agree to any amendment or modification that Fine Host reasonably believes is in the best interest of Fine Host and does not materially affect its ability to make payments required to be made to the Administrative Agent under the Loan Documents;

                  f. That neither Fine Host nor, to the knowledge of Fine Host, any other party is in default under or in violation of any of the terms, covenants, or conditions of any other contract or agreement of any nature which would, directly or indirectly, materially affect the payment terms, amount due, or enforceability of any Receivable or the Proceeds;

                  g. That Fine Host will promptly upon written request by the Administrative Agent, execute and deliver and cause to be executed and delivered all such instruments of pledge or assignment, and such other instruments or documents as the Administrative Agent may reasonably request at any time for the purpose of securing or otherwise affecting its rights hereunder; and

                  h. That, upon the occurrence and during the continuance of any Event of Default, Fine Host shall use its best efforts to promptly cooperate with the Administrative Agent's requests and directions relating to collection of the Receivables or the Proceeds.

         5. Except as provided herein with respect to the Financed Receivables (as defined below), so long as no Event of Default has occurred and is continuing, Fine Host shall have the right to exercise all rights and shall be entitled to receive all payments under the Receivables.

         6. Notwithstanding the foregoing Section 5 or anything else herein to the contrary, Fine Host hereby unconditionally and absolutely assigns to the Administrative Agent (and not as security only), for the ratable benefit of the Banks, all of Fine Host's rights, title and interests as payee to receive payment of all partial or full prepayments, whenever made, of any and all of the Financed Receivables (collectively, the "Financed Receivables" and individually a "Financed Receivable"), which Financed Receivables are listed on Schedule C attached hereto and incorporated herein by reference (provided, however, that any amounts received from a Financed Receivable related to the Guidance Loans shall be paid to the Administrative Agent only up to the full unpaid amount of such Guidance Loans, and promptly distributed, pro rata, to the Banks, to be applied to the unpaid amount of such Guidance Loans), such assignment being a present assignment and not an assignment for security only. Any such prepayments received by Fine Host, whether directly or indirectly (including, without limitation, offsets against amounts owed by Borrower to such payor under any other contract or agreement), shall be held in trust by Fine Host for the Administrative Agent, and shall be paid immediately to the Administrative Agent, without any requirement for the Administrative Agent to make demand therefor. It is the intent of Fine Host and the Administrative Agent that this is a present, unconditional assignment for value, and is not intended as a conditional assignment for security or otherwise.

         7. Notwithstanding the foregoing Section 5 or anything else herein to the contrary, Fine Host hereby unconditionally and absolutely assigns to the Administrative Agent (and not as security only), for the ratable benefit of the Banks, the right to receive payment of all Net Contract Proceeds, whenever made by any person, to the extent required by subsection 3.1(b) of the Loan Agreement, such assignment being a present assignment and not an assignment for security only; provided, however, that the amount so assigned shall be applied as provided in subsection 3.1(b) of the Loan Agreement, unless an Event of Default has occurred and is continuing. Any such payments received by Fine Host, whether directly or indirectly (including, without limitation, offsets against amounts owed by Fine Host to such person under any other contract or agreement), shall be held in trust for the Administrative Agent, and shall be paid immediately to the Administrative Agent, without any requirement for the Administrative Agent to make demand therefor. It is the intent of Fine Host and the Administrative Agent that, except as set forth above in this Section, this is a present, unconditional assignment, for value, and is not intended as a conditional assignment for security or otherwise.

         8. Immediately upon the occurrence and during the continuance of any Event of Default, Fine Host shall be deemed to hold in trust for the Administrative Agent any payments received by Fine Host, whether directly or indirectly (including, without limitation, offsets against amounts owed by Fine Host to such payor under any other contract or agreement), under any Receivable, and all such amounts received by Fine Host shall be paid immediately to the Administrative Agent, without any requirement for the Administrative Agent to make demand therefor. In addition, and also immediately upon the occurrence and during the continuance of any Event of Default, the Administrative Agent may, at its option, exercisable at any time and from time to time, without in any way waiving such Event of Default, either in person or by agent, with or without bringing any action or proceeding, exercise and enforce any and all rights as holder of the Receivables, including, without limitation, the right to complete the indorsement. In addition to and not in limitation of the foregoing, the Administrative Agent shall have all the rights and remedies of a secured party under the UCC with respect to the Notes Receivable. Whenever notice is required to be given of any public or private sale, such notice shall be deemed to be reasonable if given at least seven (7) days prior to the date any public sale shall be held.

         9. The Administrative Agent shall not be liable for any loss, claim, damage, liability or expense which may be sustained or incurred in connection with any actions or failure to act by the Administrative Agent hereunder, except losses resulting solely from the gross negligence or willful misconduct of the Administrative Agent. Fine Host does hereby indemnify, save and hold the Administrative Agent harmless from and against any and all liability, loss, claim, damage and expense which may be incurred under or in connection with the Receivables, or otherwise caused by the negligence or willful misconduct of Fine Host, its agents, officers, directors, or employees, including, without limitation, any actions taken or omitted to be taken by the Administrative Agent, except losses resulting solely from the gross negligence or willful misconduct of the Administrative Agent. The amount of any such liability, loss, claim, damage or expense indemnified against shall be deemed to include reasonable attorneys' fees and other costs of defense, and shall be secured hereby and by the Loan Documents and be payable by Fine Host to the
Administrative Agent immediately upon demand, or, at the option of the Administrative Agent, the Administrative Agent may reimburse itself therefor from any moneys collected by the Administrative Agent hereunder, under the
Receivables, the Proceeds, or under any of the Loan Documents. The Administrative Agent shall be required to exercise the same standard of care in dealing with, storing, and safeguarding the Receivables as the Administrative Agent exercises with similar documents under which the Administrative Agent is the payee, and Fine Host hereby waives any claims or rights of action against the Administrative Agent with respect thereto (except with respect to such standard of care), it being further agreed that the Administrative Agent's liability with respect to any loss or destruction of any Receivable shall (except in the case of a breach of such standard of care) be limited to the Administrative Agent issuing a lost note affidavit with respect to such Receivable.

         10. Failure of the Administrative Agent to avail itself of any of the terms, covenants and conditions of this Assignment or any act done or omitted to be done pursuant to the Administrative Agent's powers and rights granted hereunder shall not be construed or deemed to be a waiver of its rights and remedies hereunder or under any of the Loan Documents. The rights and remedies of the Administrative Agent under this Assignment are cumulative and are not in lieu of but are in addition to any other rights and remedies which the Administrative Agent shall have under or by virtue of any of the Loan Documents. The rights and remedies of the Administrative Agent under this Assignment may be exercised from time to time, as often as their exercise is deemed expedient by the Administrative Agent and either prior to, simultaneously with or subsequent to any other action taken by the Administrative Agent, if any, under any of the Loan Documents. The Administrative Agent may release any party or apply any other security held by it to the satisfaction of the obligations hereunder and under any of the Loan Documents without prejudice to any of its rights under this Assignment.

         11. Fine Host hereby agrees to execute and deliver to the Administrative Agent all such further instruments and documents as from time to time during the term of this Assignment the Administrative Agent may reasonably require or deem appropriate in order to more adequately secure the rights hereunder, including but not limited to, UCC financing statements. The Administrative Agent may file with the appropriate governmental bodies, as a financing statement, a carbon, photographic or other reproduction of this Assignment.

         12. If any term or provision of this Assignment or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision of this Assignment to persons and circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.

     13. All notices, requests and other communications hereunder shall be given in the manner provided for in the Loan Agreement.

         14. No change, amendment, modification, cancellation or discharge hereof or any part hereof shall be valid unless Fine Host and the Administrative Agent shall have consented thereto in writing. Fine Host and the Administrative Agent may, from time to time, amend any of the Schedules hereto by an amendment referring to this Assignment and substituting or adding to such Schedule. To the extent that any provision in this Assignment is inconsistent with any provision of the Loan Documents, then Fine Host shall be bound by the more restrictive provision, except in the case of Section 16 hereof. To the extent possible, however, the provisions of this Assignment and the Loan Documents shall be interpreted to complement and supplement each other and the absence of any provision or portion thereof in one such document shall not be deemed to be inconsistent with the other such documents which contains such provision or portion thereof.

         15. The terms, covenants, and conditions contained herein shall inure to the benefit of, and bind Fine Host and the Administrative Agent and their respective successors and assigns. This Assignment shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts.

         16. (a) Any provision contained herein to the contrary notwithstanding, if the execution, delivery or performance of this Assignment requires the consent or approval of any third party, or adversely affects the enforceability of any Receivable or the requirement that Fine Host be paid, repaid, or reimbursed in the event of termination of an Agreement, according to its terms, or constitutes a breach or default under an Agreement, and such consent or approval has not yet been obtained, then the provisions of this Assignment shall be deemed to be ineffective and the delivery hereof by the Borrower to the Administrative Agent shall be made in escrow until such necessary consent or approval has been obtained, at which time all terms and conditions hereof shall be and shall be deemed to be in full force and effect, and the Administrative Agent agrees, in such event and with respect to any such Receivable or Agreement which could give rise to Proceeds, that Fine Host shall have no obligation to procure any such consent or approval prior to the occurrence of any Event of Default or any acceleration of the Loans. The limitations of this paragraph shall not apply to the extent any Receivable or any Agreement allows the assignment for security purposes.

                  (b)  Any provision contained herein to the contrary

                           (i) subject to subsection (ii) below,  the Agreements
                  shall not include any liquor license or any other license the assignment of which would require the consent or approval of any governmental authority or agency or other third party unless and until such consent or approval has been obtained; and

                           (ii) unless an Event of Default has  occurred and the
                  Liabilities have been accelerated pursuant to Section 8.2 of the Loan Agreement, Fine Host shall not be required to obtain or seek to obtain any consent or approval referred to above.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment as an instrument under seal as of the date first written above.

WITNESS:                    FINE HOST CORPORATION



                            By:
Name                        Name:
                            Title:
                                   Its duly authorized officer

WITNESS:                    BANKBOSTON, N.A., AS
                            ADMINISTRATIVE AGENT



                            By:
Name                        Name:
                            Title:
                                    Its duly authorized officer

                                   Schedule A

                        List of Contracts and Agreements

                                   Schedule B

                               List of Receivables

                                   Schedule C

                          List of Financed Receivables









64517_3
                                                                       EXHIBIT H
                                     FORM OF
                          [SECOND] AMENDED AND RESTATED
                     ASSIGNMENT OF RECEIVABLES AND PROCEEDS
                (for [Name of Joint Venture Subsidiary Borrower])

         This [SECOND] AMENDED AND RESTATED ASSIGNMENT OF RECEIVABLES AND PROCEEDS (the "Assignment") is made as of July __, 1997, by and between (a) ____________________________, a joint venture (together with its successors and assigns, the "Joint Venture Subsidiary Borrower") which is organized pursuant to a certain Joint Venture Agreement, dated _______, by and among (i) Fine Host Corporation, a Delaware corporation (together with its successors and assigns, "Fine Host"), (ii) _____________________ and (iii) ___________________________,
as subsequently amended from time to time (as so amended, the "Joint Venture Agreement") and whose principal place of business is at ___________________________________ and (b) BANKBOSTON, N.A., as Administrative
Agent (in such capacity, the "Administrative Agent") for various banks and other financial institutions which are or may hereafter become parties (said banks and other financial institutions are hereinafter referred to collectively as the "Banks") to that certain Fourth Amended and Restated Loan Agreement, dated of even date herewith (as the same may be hereafter further amended, modified, supplemented, extended or restated, from time to time, the "Loan Agreement") by and among Fine Host, all of the Subsidiaries of Fine Host (including without limitation, the Joint Venture Subsidiary Borrower), the Administrative Agent, USTrust as Documentation Agent for the Banks (in such capacity, the "Documentation Agent")(the Administrative Agent and the Documentation Agent are hereinafter sometimes referred to collectively as the "Agents") and the Banks.

         All capitalized terms not defined herein but defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement, and if not defined in the Loan Agreement, then the meanings given to such terms in the Uniform Commercial Code, as in effect, from time to time, in The Commonwealth of Massachusetts (the "UCC").

WITNESSETH:

         WHEREAS, in connection with the Existing Loan Agreement, the Joint Venture Subsidiary Borrower entered into, among other things, a certain [First Amended and Restated] Assignment of Receivables and Proceeds, dated as of _____________, 199_ (the "Existing Assignment of Receivables and Proceeds") by and between the Joint Venture Subsidiary Borrower and USTrust, as Lender and Agent for the Existing Banks (in such capacity, the "Original Agent"), pursuant to which, among other things, the Joint Venture Subsidiary Borrower has assigned to the Original Agent, for the ratable benefit of the Existing Banks, as additional security all of its rights, title and interests in certain proceeds and receivables resulting from certain agreements, contracts, permits, licenses and other arrangements to which the Joint Venture Subsidiary Borrower is or may become a party; and

         WHEREAS, Fine Host and all of its Subsidiaries (including without limitation, the Joint Venture Subsidiary Borrower) have requested that the Existing Banks amend and restate in its entirety the Existing Loan Agreement in the manner provided in the Loan Agreement; and

         WHEREAS, the Agents and all of the Banks which are not Existing Banks have agreed to become parties to the Loan Agreement; and

         WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement and to the obligations of the Banks to make Extensions of Credit provided for therein that the Joint Venture Subsidiary Borrower shall have amended and restated in its entirety the Existing Assignment of Receivables and Proceeds in the manner provided herein.

         NOW, THEREFORE, in consideration of the premises contained herein, and to induce the Banks to amend and restate the Existing Loan Agreement, as provided in the Loan Agreement, and to induce the Banks to make Extensions of Credit under the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Joint Venture Subsidiary Borrower and the Administrative Agent, for the ratable benefit of the Banks, hereby amend and restate the Existing Assignment of Receivables and Proceeds to read in its entirety as follows:

         1. To secure the prompt, punctual, and faithful performance by the Joint Venture Subsidiary Borrower of all of the Liabilities, the Joint Venture Subsidiary Borrower hereby grants, assigns and transfers to the Administrative Agent and creates in the Administrative Agent, for the ratable benefit of the Banks, a security interest in all of the rights, title, and interests of the Joint Venture Subsidiary Borrower in, to and under the following:

                  1.1 all proceeds, including but not limited to, Net Contract Proceeds (collectively, the "Proceeds") resulting from all agreements, contracts, and permits, licenses, and other arrangements to which the Joint Venture Subsidiary Borrower is currently or hereafter becomes a party, and pursuant to which, among other things, the Joint Venture Subsidiary Borrower has agreed (a) to provide food and beverage services at certain facilities described therein, (b) to operate and otherwise use food, beverage and liquor licenses at such facilities, or
         (c) to manage certain concession and food service areas at such facilities (including but not limited to, the Facility Agreements), and all related agreements, contracts, and permits, licenses, and other arrangements, including but not limited to the Agreements listed and described on Schedule A attached hereto, which Schedule A includes all of the material Agreements as of the date of this Assignment, all as the same may hereafter be modified, amended, reaffirmed, restated, or extended (collectively, the "Agreements"); and

                  1.2 all of those certain promissory notes listed on Schedule B attached hereto and incorporated herein by reference, all as the same may hereafter be modified, amended, reaffirmed, restated, or extended and any rights under any Agreement, or promissory notes, bonds, letters of credit, other agreements and arrangements executed hereafter, in each case, including but not limited to, the rights of the Joint Venture Subsidiary Borrower to receive payment in connection or associated with Joint Venture Subsidiary Borrower incurring Project Costs pursuant to a Facility Agreement, (collectively, the "Receivables" and individually a "Receivable"),

subject to Section 5 below, as security only, to have and to hold unto the Administrative Agent, its successors and assigns, to its and their own use and benefit, until such time as the Loans (and all other obligations of the Joint Venture Subsidiary Borrower to the Administrative Agent) shall have been paid and performed in full.

         2. The Joint Venture Subsidiary Borrower shall deliver to the Administrative Agent contemporaneously herewith the originals of all promissory notes which evidence any Receivables, and each such promissory note shall be endorsed by a duly authorized officer or agent of the Joint Venture Subsidiary Borrower, in favor of the Administrative Agent, with full recourse.

         3. The Joint Venture Subsidiary Borrower hereby appoints the Administrative Agent as its agent and attorney with full power of substitution in its name and on its behalf, upon the occurrence and during the continuance of any Event of Default, to sign, seal, indorse, complete indorsement, execute and deliver, all such further instruments of transfer and agreements, supplemental, confirmatory or otherwise, as may be required for the purpose of more effectively vesting in the Administrative Agent all of the rights, title, and interests of the Joint Venture Subsidiary Borrower in, to and under the Receivables; such power of attorney, being coupled with an interest, shall not be revoked for any reason until all obligations under the Loan Agreement shall have been paid and performed in full.

         4. The Joint Venture Subsidiary Borrower hereby represents, warrants, covenants and agrees at all times during the term of this Assignment as follows:

     a. That the Joint Venture Subsidiary Borrower will perform and observe faithfully and punctually all obligations, terms, covenants, and conditions set forth in the Loan Documents;

                  b. That, as of the date hereof, the amount listed on Schedule C as "Principal Outstanding," "Interest Accrued," and "Total" for each Receivable is correct, and there are no offsets, defenses or claims by any payor or indorser under any Receivable which would affect such amounts or the enforceability of any of the Receivables against any payor, indorser, or guarantor;

     c. That the Joint Venture Subsidiary Borrower is the sole owner of and has not and will not sell, assign, transfer, mortgage, encumber or pledge all or any portion of its interest in any of the Proceeds or the Receivables to any person or entity other than the Administrative Agent;

                  d. That the Joint Venture Subsidiary Borrower will not cancel, amend, alter, modify, renew, extend, renegotiate, or terminate any of the Receivables or Agreements without the prior written consent of the Administrative Agent, so as to materially and adversely affect the Proceeds; provided, however, that, prior to the occurrence of any Default, the Joint Venture Subsidiary Borrower may, without such consent, make or agree to any amendment or modification that the Joint Venture Subsidiary Borrower reasonably believes is in the best interest of the Joint Venture Subsidiary Borrower and does not materially affect its ability to make payments required to be made to the Administrative Agent under the Loan Documents;

                  e. That the Joint Venture Subsidiary Borrower will take no action associated with the cancellation, modification, amendment, alteration, renewal, extension, renegotiation, or termination of any other contract or renegotiation, or termination of any other contract or agreement of any nature which would, directly or indirectly, affect the payment terms, amount due, or enforceability of any Receivables or the Proceeds; provided, however, that, prior to the occurrence of any Default, the Joint Venture Subsidiary Borrower may, without such consent, make or agree to any amendment or modification that the Joint Venture Subsidiary Borrower reasonably believes is in the best interest of the Joint Venture Subsidiary Borrower and does not materially affect its ability to make payments required to be made to the Administrative Agent under the Loan Documents;

                  f. That neither the Joint Venture Subsidiary Borrower nor, to the knowledge of the Joint Venture Subsidiary Borrower, any other party is in default under or in violation of any of the terms, covenants, or conditions of any other contract or agreement of any nature which would, directly or indirectly, materially affect the payment terms, amount due, or enforceability of any Receivable or the Proceeds;

                  g. That the Joint Venture Subsidiary Borrower will promptly upon written request by the Administrative Agent, execute and deliver and cause to be executed and delivered all such instruments of pledge or assignment, and such other instruments or documents as the Administrative Agent may reasonably request at any time for the purpose of securing or otherwise affecting its rights hereunder; and

                  h. That upon the occurrence and during the continuance of any Event of Default, the Joint Venture Subsidiary Borrower shall use its best efforts to promptly cooperate with the Administrative Agent's requests and directions relating to collection of the Receivables or the Proceeds.

         5. Except as provided herein with respect to the Financed Receivables, so long as no Event of Default has occurred and is continuing, the Joint Venture Subsidiary Borrower shall have the right to exercise all rights and shall be entitled to receive all payments under the Receivables.

         6. Notwithstanding the foregoing Section 5 or anything else herein to the contrary, the Joint Venture Subsidiary Borrower hereby unconditionally and absolutely assigns to the Administrative Agent (and not as security only), for the ratable benefit of the Banks, all of the Joint Venture Subsidiary Borrower's rights, title and interests as payee to receive payment of all partial or full prepayments, whenever made, of any and all of the Financed Receivables (collectively, the "Financed Receivables" and individually a "Financed Receivable"), which Financed Receivables are listed on Schedule C attached hereto and incorporated herein by reference (provided, however, that any amounts received from a Financed Receivable related to the Guidance Loans shall be paid to the Administrative Agent only up to the full unpaid amount of such Guidance Loans, and promptly distributed, pro rata, to the Banks, to be applied to the unpaid amount of such Guidance Loans), such assignment being a present assignment and not an assignment for security only. Any such prepayments received by Joint Venture Subsidiary Borrower, whether directly or indirectly (including, without limitation, offsets against amounts owed by Joint Venture Subsidiary Borrower to such payor under any other contract or agreement), shall be held in trust by Joint Venture Subsidiary Borrower for the Administrative Agent, and shall be paid immediately to the Administrative Agent, without any requirement for the Administrative Agent to make demand therefor. It is the intent of Joint Venture Subsidiary Borrower and the Administrative Agent that this is a present, unconditional assignment for value, and is not intended as a conditional assignment for security or otherwise.

         7. Notwithstanding the foregoing Section 5 or anything else herein to the contrary, the Joint Venture Subsidiary Borrower hereby unconditionally and absolutely assigns to the Administrative Agent (and not as security only), for the ratable benefit of the Banks, the right to receive payment of all Net
Contract Proceeds, whenever made by any person, to the extent required by subsection 3.1(b) of the Loan Agreement, such assignment being a present assignment and not an assignment for security only; provided, however, that the amount so assigned shall be applied as provided in subsection 3.1(b) of the Loan Agreement, unless an Event of Default has occurred and is continuing. Any such payments received by Joint Venture Subsidiary Borrower, whether directly or indirectly (including, without limitation, offsets against amounts owed by Joint Venture Subsidiary Borrower to such person under any other contract or agreement), shall be held in trust for the Administrative Agent, and shall be paid immediately to the Administrative Agent, without any requirement for the Administrative Agent to make demand therefor. It is the intent of Joint Venture Subsidiary Borrower and the Administrative Agent that, except as set forth above in this Section, this is a present, unconditional assignment, for value, and is not intended as a conditional assignment for security or otherwise.

         8. Immediately upon the occurrence and during the continuance of any Event of Default, the Joint Venture Subsidiary Borrower shall be deemed to hold in trust for the Administrative Agent any payments received by Joint Venture Subsidiary Borrower, whether directly or indirectly (including, without limitation, offsets against amounts owed by Joint Venture Subsidiary Borrower to such payor under any other contract or agreement), under any Receivable, and all such amounts received by Joint Venture Subsidiary Borrower shall be paid immediately to the Administrative Agent, without any requirement for the Administrative Agent to make demand therefor. In addition, and also immediately upon the occurrence and during the continuance of any Event of Default, the Administrative Agent may, at its option, exercisable at any time and from time to time, without in any way waiving such Event of Default, either in person or by agent, with or without bringing any action or proceeding, exercise and enforce any and all rights as holder of the Receivables, including, without limitation, the right to complete the indorsement. In addition to and not in limitation of the foregoing, the Administrative Agent shall have all the rights and remedies of a secured party under the Uniform Commercial Code, as adopted in the Commonwealth of Massachusetts in Massachusetts General Laws, Chapter 106,
Section 1-101, et seq. ("UCC") with respect to the Notes Receivable. Whenever notice is required to be given of any public or private sale, such notice shall be deemed to be reasonable if given at least seven (7) days prior to the date any public sale shall be held.

         9. The Administrative Agent shall not be liable for any loss, claim, damage, liability or expense which may be sustained or incurred in connection with any actions or failure to act by the Administrative Agent hereunder, except losses resulting solely from the gross negligence or willful misconduct of the Administrative Agent. The Joint Venture Subsidiary Borrower does hereby indemnify, save and hold the Administrative Agent harmless from and against any and all liability, loss, claim, damage and expense which may be incurred under or in connection with the Receivables, or otherwise caused by the negligence or willful misconduct of the Joint Venture Subsidiary Borrower, its agents, officers, directors, or employees, including, without limitation, any actions taken or omitted to be taken by the Administrative Agent, except losses resulting solely from the gross negligence or willful misconduct of the Administrative Agent. The amount of any such liability, loss, claim, damage or expense indemnified against shall be deemed to include reasonable attorneys' fees and other costs of defense, and shall be secured hereby and by the Loan Documents and be payable by the Joint Venture Subsidiary Borrower to the Administrative Agent immediately upon demand, or, at the option of the Administrative Agent, the Administrative Agent may reimburse itself therefor from any moneys collected by the Administrative Agent hereunder, under the
Receivables, the Proceeds, or under any of the Loan Documents. The Administrative Agent shall be required to exercise the same standard of care in dealing with, storing, and safeguarding the Receivables as the Administrative Agent exercises with similar documents under which the Administrative Agent is the payee, and Joint Venture Subsidiary Borrower hereby waives any claims or rights of action against the Administrative Agent with respect thereto (except with respect to such standard of care), it being further agreed that the Administrative Agent's liability with respect to any loss or destruction of any Receivable shall (except in the case of a breach of such standard of care) be limited to the Administrative Agent issuing a lost note affidavit with respect to such Receivable.

         10. Failure of the Administrative Agent to avail itself of any of the terms, covenants and conditions of this Assignment or any act done or omitted to be done pursuant to the Administrative Agent's powers and rights granted hereunder shall not be construed or deemed to be a waiver of its rights and remedies hereunder or under any of the Loan Documents. The rights and remedies of the Administrative Agent under this Assignment are cumulative and are not in lieu of but are in addition to any other rights and remedies which the Administrative Agent shall have under or by virtue of any of the Loan Documents. The rights and remedies of the Administrative Agent under this Assignment may be exercised from time to time, as often as their exercise is deemed expedient by the Administrative Agent and either prior to, simultaneously with or subsequent to any other action taken by the Administrative Agent, if any, under any of the Loan Documents. The Administrative Agent may release any party or apply any other security held by it to the satisfaction of the obligations hereunder and under any of the Loan Documents without prejudice to any of its rights under this Assignment.

         11. The Joint Venture Subsidiary Borrower hereby agrees to execute and deliver to the Administrative Agent all such further instruments and documents as from time to time during the term of this Assignment the Administrative Agent may reasonably require or deem appropriate in order to more adequately secure the rights hereunder, including but not limited to, UCC financing statements. The Administrative Agent may file with the appropriate governmental bodies, as a financing statement, a carbon, photographic or other reproduction of this Assignment.

         12. If any term or provision of this Assignment or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision of this Assignment to persons and circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.

     13. All notices, requests and other communications hereunder shall be given in the manner provided for in the Loan Agreement.

         14. No change, amendment, modification, cancellation or discharge hereof or any part hereof shall be valid unless the Joint Venture Subsidiary Borrower and the Administrative Agent shall have consented thereto in writing. The Joint Venture Subsidiary Borrower and the Administrative Agent may, from time to time, amend any of the Schedules hereto by an amendment referring to this Assignment and substituting or adding to such Schedule. To the extent that any provision in this Assignment is inconsistent with any provision of the Loan Documents, then the Joint Venture Subsidiary Borrower shall be bound by the more restrictive provision, except in the case of Section 16 hereof. To the extent possible, however, the provisions of this Assignment and the Loan Documents shall be interpreted to complement and supplement each other and the absence of any provision or portion thereof in one such document shall not be deemed to be inconsistent with the other such documents which contains such provision or portion thereof.

         15. The terms, covenants, and conditions contained herein shall inure to the benefit of, and bind the Joint Venture Subsidiary Borrower and the Administrative Agent and their respective successors and assigns. This
Assignment shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts.

         16. (a) Any provision contained herein to the contrary notwithstanding, if the execution, delivery or performance of this Assignment requires the consent or approval of any third party, or adversely affects the enforceability of any Receivable or the requirement that Joint Venture Subsidiary Borrower be paid, repaid, or reimbursed in the event of termination of an Agreement, according to its terms, or constitutes a breach or default under an Agreement, and such consent or approval has not yet been obtained, then the provisions of this Assignment shall be deemed to be ineffective and the delivery hereof by the Joint Venture Subsidiary Borrower to the Administrative Agent shall be made in escrow until such necessary consent or approval has been obtained, at which time all terms and conditions hereof shall be and shall be deemed to be in full force and effect, and the Administrative Agent agrees, in such event and with respect to any such Receivable or Agreement which could give rise to Proceeds, that the Joint Venture Subsidiary Borrower shall have no obligation to procure any such consent or approval prior to the occurrence of any Event of Default or any acceleration of the Loans. The limitations of this paragraph shall not apply to the extent any Receivable or any Agreement allows the assignment for security purposes.

                  (b)  Any provision contained herein to the contrary

                           (i) subject to subsection (ii) below,  the Agreements
                  shall not include any liquor license or any other license the assignment of which would require the consent or approval of any governmental authority or agency or other third party unless and until such consent or approval has been obtained; and

                           (ii) unless an Event of Default has  occurred and the
                  Liabilities have been accelerated pursuant to Section 8.2 of the Loan Agreement, the Joint Venture Subsidiary Borrower shall not be required to obtain or seek to obtain any consent or approval referred to above.

         17. (a) Notwithstanding any other provision contained in this Assignment to the contrary (including, without limitation, those relating to indemnification, costs and expenses), the Administrative Agent's sole recourse against the Joint Venture Subsidiary Borrower under this Assignment for payment of the Liabilities and for all other payments due hereunder shall be against the Receivables, the Financed Receivables, the Proceeds, the Net Proceeds and all of the other Joint Venture Collateral of the Joint Venture Subsidiary Borrower, and the Joint Venture Subsidiary Borrower shall not be liable for any unpaid Liabilities or any such other amount to the extent that the proceeds of the sale or other disposition of the Receivables, the Financed Receivables, the Proceeds, the Net Proceeds and all such other Joint Venture Collateral are insufficient to pay such amounts; provided, however, that notwithstanding the foregoing to the contrary, the Joint Venture Subsidiary Borrower shall be liable to the Administrative Agent in its individual capacity for any loss, expense, claim or damage suffered by the Administrative Agent as a result of the breach by the Joint Venture Subsidiary Borrower of any of its representations, warranties or covenants contained in this Assignment or any of the other Loan Documents (other than the Loan Agreement) to which it is a party; provided further, however, that the foregoing provisions of this subsection (a) shall in no way be deemed to affect (i) any of the liabilities and obligations of any of the Borrowers (other than the Joint Venture Subsidiary Borrower) under this Assignment or any of the other Loan Documents; or (ii) the rights or interests of the Administrative Agent in and to the Receivables, the Financed Receivables, the Proceeds or the Net Proceeds and such other Joint Venture Collateral of the Joint Venture Subsidiary Borrower or any part thereof or any other rights or remedies of the Administrative Agent under this Assignment or any of the other Loan Documents with respect to the Receivables, the Financed Receivables, the Proceeds or the Net Proceeds and all such other Joint Venture Collateral or under any other document, agreement or instrument securing the Liabilities.

         (b) Notwithstanding any term or provision contained herein or in any of the other Loan Documents to the contrary (including, without limitation, those relating to indemnification, costs and expenses), the Administrative Agent's sole recourse hereunder for payment of the Liabilities and for all other payments due hereunder shall be against the assets of the Joint Venture Subsidiary Borrower as and to the extent provided in the preceding subsection
(a), and the Administrative Agent shall have no recourse for any such payment against any of the Joint Venturers of the Joint Venture Subsidiary Borrower (other than Fine Host) or any of their assets, notwithstanding that any of the Joint Venturers might otherwise be liable for obligations of the Joint Venture Subsidiary Borrower under applicable law, the organizational documents of the Joint Venture Subsidiary Borrower or otherwise; provided, however, that the foregoing provisions of this subsection (b) shall in no way be deemed to affect
(i) any of the liabilities and obligations of any of the Borrowers (other than the Joint Venture Subsidiary Borrower) under this Assignment or any of the other Loan Documents; or (ii) the rights or interests of the Administrative Agent in and to the Receivables, the Financed Receivables, the Proceeds or the Net Proceeds and all of the other Joint Venture Collateral of the Joint Venture Subsidiary Borrower or any part thereof or any other rights or remedies of the Administrative Agent under this Assignment or any of the other Loan Documents with respect to the Receivables, the Financed Receivables, the Proceeds or the Net Proceeds and all such other Joint Venture Collateral or under any other document, agreement or instrument securing the Liabilities. In the event of any inconsistency between the provisions of this subsection (b) and the provisions of any of the other Loan Documents (including, without limitations, provisions relating to joint and several liability or liability on the part of any Person comprising part of another Person), the provisions of this subsection (b) shall control.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment as an instrument under seal on the date and year first written above.

                                JOINT VENTURE SUBSIDIARY BORROWER:

WITNESS:                        [Name of Joint Venture Subsidiary Borrower]



                                By:
Name                            Name:
                                Title:
                                       Its duly authorized officer or agent

                                ADMINISTRATIVE AGENT:

WITNESS:

                                BANKBOSTON, N.A., AS
                                ADMINISTRATIVE AGENT



                                 By:
Name                             Name:
                                 Title:
                                          Its duly authorized officer

                                   Schedule A

                        List of Contracts and Agreements

                                   Schedule B

                               List of Receivables

                                   Schedule C

                          List of Financed Receivables








61938_3









                                                                       EXHIBIT I

                                     FORM OF
                          [SECOND] AMENDED AND RESTATED
                     ASSIGNMENT OF RECEIVABLES AND PROCEEDS
                       (for [Name of Subsidiary Borrower])

         This [SECOND] AMENDED AND RESTATED ASSIGNMENT OF RECEIVABLES AND PROCEEDS (the "Assignment") is made as of this July __, 1997, by and between (a) _________________________, a ____________________, with its principal place of business at __________________________________ (together with its successors and assigns, the "Subsidiary Borrower"), and (b) BANKBOSTON, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") for various banks and other financial institutions which are or may hereafter become parties (said banks and other financial institutions are hereinafter referred to collectively as the "Banks") to that certain Fourth Amended and Restated Loan Agreement, dated of even date herewith (as the same may be hereafter further amended, modified, supplemented, extended or restated, from time to time, the "Loan Agreement") by and among Fine Host Corporation, a Delaware corporation (together with its successors and assigns, "Fine Host"), all of the Subsidiaries of Fine Host (including without limitation, the Subsidiary Borrower), the Administrative Agent, USTrust, as Documentation Agent for the Banks (in such capacity, the "Documentation Agent")(the Administrative Agent and the Documentation Agent are hereinafter sometimes referred to collectively as the "Agents") and the Banks.

         All capitalized terms not defined herein but defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement, and if not defined in the Loan Agreement, then the meanings given to such terms in the Uniform Commercial Code, as in effect, from time to time, in The Commonwealth of Massachusetts (the "UCC").

WITNESSETH:

         WHEREAS, in connection with the Existing Loan Agreement, the Subsidiary Borrower entered into, among other things, a certain [First Amended and Restated] Assignment of Receivables and Proceeds, dated as of _____________, 199_ (the "Existing Assignment of Receivables and Proceeds"), by and between the Subsidiary Borrower and USTrust, as Lender and Agent for the Existing Banks (in such capacity, the "Original Agent"), pursuant to which, among other things, the Subsidiary Borrower has assigned to the Original Agent, for the ratable benefit of the Existing Banks, as additional security all of its rights, title and interests in certain proceeds and receivables resulting from certain agreements, contracts, permits, licenses and other arrangements to which the Subsidiary Borrower is or may become a party; and

         WHEREAS, Fine Host Corporation and all of its Subsidiaries (including without limitation, the Subsidiary Borrower) have requested that the Existing Banks amend and restate in its entirety the Existing Loan Agreement in the manner provided in the Loan Agreement; and

         WHEREAS, the Agents and all of the Banks which are not Existing Banks have agreed to become parties to the Loan Agreement; and

         WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement and to the obligations of the Banks to make Extensions of Credit provided for therein that the Subsidiary Borrower shall have amended and restated in its entirety the Existing Assignment of Receivables and Proceeds in the manner provided herein.

         NOW, THEREFORE, in consideration of the premises contained herein, and to induce the Banks to amend and restate the Existing Loan Agreement, as provided in the Loan Agreement, and to induce the Banks to make Extensions of Credit under the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subsidiary Borrower and the Administrative Agent, for the ratable benefit of the Banks, hereby amend and restate the Existing Assignment of Receivables and Proceeds to read in its entirety as follows:

         1. To secure the prompt, punctual, and faithful performance by the Subsidiary Borrower of all of the Liabilities, the Subsidiary Borrower hereby grants, assigns and transfers to the Administrative Agent, for the ratable benefit of the Banks, and creates in the Administrative Agent, for the ratable benefit of the Banks, a security interest in all of the rights, title, and interests of the Subsidiary Borrower in, to and under the following:

                  1.1 all proceeds, including but not limited to, Net Contract Proceeds (collectively, the "Proceeds") resulting from all agreements, contracts, and permits, licenses, and other arrangements to which the Subsidiary Borrower is currently or hereafter becomes a party, and pursuant to which, among other things, the Subsidiary Borrower has agreed (a) to provide food and beverage services at certain facilities described therein, (b) to operate and otherwise use food, beverage and liquor licenses at such facilities, or (c) to manage certain concession and food service areas at such facilities (including but not limited to, the Facility Agreements), and all related agreements, contracts, and permits, licenses, and other arrangements, including but not limited to the Agreements listed and described on Schedule A attached hereto, which Schedule A includes all of the material Agreements as of the date of this Assignment, all as the same may hereafter be modified, amended, reaffirmed, restated, or extended (collectively, the "Agreements"); and

                  1.2 all of those certain promissory notes listed on Schedule B attached hereto and incorporated herein by reference, all as the same may hereafter be modified, amended, reaffirmed, restated, or extended and any rights under any Agreement, or promissory notes, bonds, letters of credit, other agreements and arrangements executed hereafter, in each case, including but not limited to, the rights of the Subsidiary Borrower to receive payment in connection or associated with the Subsidiary Borrower incurring Project Costs pursuant to a Facility Agreement, (collectively, the "Receivables" and individually a "Receivable"), subject to Section 5 below, as security only, to have and to hold unto the Administrative Agent, its successors and assigns, to its and their own use and benefit, until such time as the Loans (and all other obligations of the Subsidiary Borrower to the Administrative Agent) shall have been paid and performed in full.

         2. The Subsidiary Borrower shall deliver to the Administrative Agent contemporaneously herewith the originals of all promissory notes which evidence any Receivables, and each such promissory note shall be endorsed by a duly authorized officer or agent of the Subsidiary Borrower, in favor of the Administrative Agent, with full recourse.

         3. The Subsidiary Borrower hereby appoints the Administrative Agent as its agent and attorney with full power of substitution in its name and on its behalf, upon the occurrence and during the continuance of any Event of Default, to sign, seal, indorse, complete indorsement, execute and deliver, all such further instruments of transfer and agreements, supplemental, confirmatory or otherwise, as may be required for the purpose of more effectively vesting in the Administrative Agent all of the rights, title, and interests of the Subsidiary Borrower in, to and under the Receivables; such power of attorney, being coupled with an interest, shall not be revoked for any reason until all obligations under the Loan Agreement shall have been paid and performed in full.

     4. The Subsidiary Borrower hereby represents, warrants, covenants and agrees at all times during the term of this Assignment as follows:

     a. That the Subsidiary Borrower will perform and observe faithfully and punctually all obligations, terms, covenants, and conditions set forth in the Loan Documents;

                  b. That, as of the date hereof, the amount listed on Schedule C as "Principal Outstanding," "Interest Accrued," and "Total" for each Receivable is correct, and there are no offsets, defenses or claims by any payor or indorser under any Receivable which would affect such amounts or the enforceability of any of the Receivables against any payor, indorser, or guarantor;

     c. That the Subsidiary Borrower is the sole owner of and has not and will not sell, assign, transfer, mortgage, encumber or pledge all or any portion of its interest in any of the Proceeds or the Receivables to any person or entity other than the Administrative Agent;

                  d. That the Subsidiary Borrower will not cancel, amend, alter, modify, renew, extend, renegotiate, or terminate any of the Receivables or Agreements without the prior written consent of the Administrative Agent, so as to materially and adversely affect the Proceeds; provided, however, that, prior to the occurrence of any Default, the Subsidiary Borrower may, without such consent, make or agree to any amendment or modification that the Subsidiary Borrower reasonably believes is in the best interest of the Subsidiary Borrower and does not materially affect its ability to make payments required to be made to the Administrative Agent under the Loan Documents;

                  e. That the Subsidiary Borrower will take no action associated with the cancellation, modification, amendment, alteration, renewal, extension, renegotiation, or termination of any other contract or renegotiation, or termination of any other contract or agreement of any nature which would, directly or indirectly, affect the payment terms, amount due, or enforceability of any Receivables or the Proceeds; provided, however, that, prior to the occurrence of any Default, the Subsidiary Borrower may, without such consent, make or agree to any amendment or modification that the Subsidiary Borrower reasonably believes is in the best interest of the Subsidiary Borrower and does not materially affect its ability to make payments required to be made to the Administrative Agent under the Loan Documents;

                  f. That neither the Subsidiary Borrower nor, to the knowledge of the Subsidiary Borrower, any other party is in default under or in violation of any of the terms, covenants, or conditions of any other contract or agreement of any nature which would, directly or indirectly, materially affect the payment terms, amount due, or enforceability of any Receivable or the Proceeds;

                  g. That the Subsidiary Borrower will promptly upon written request by the Administrative Agent, execute and deliver and cause to be executed and delivered all such instruments of pledge or assignment, and such other instruments or documents as the Administrative Agent may reasonably request at any time for the purpose of securing or otherwise affecting its rights hereunder; and

                  h. That upon the occurrence and during the continuance of any Event of Default, the Subsidiary Borrower shall use its best efforts to promptly cooperate with the Administrative Agent's requests and directions relating to collection of the Receivables or the Proceeds.

         5. Except as provided herein with respect to the Financed Receivables (as defined below), so long as no Event of Default has occurred and is continuing, the Subsidiary Borrower shall have the right to exercise all rights and shall be entitled to receive all payments under the Receivables.

         6. Notwithstanding the foregoing Section 5 or anything else herein to the contrary, the Subsidiary Borrower hereby unconditionally and absolutely assigns to the Administrative Agent (and not as security only), for the ratable benefit of the Banks, all of the Subsidiary Borrower's rights, title and interests as payee to receive payment of all partial or full prepayments, whenever made, of any and all of the Financed Receivables (collectively, the "Financed Receivables" and individually a "Financed Receivable"), which Financed Receivables are listed on Schedule C attached hereto and incorporated herein by reference (provided, however, that any amounts received from a Financed Receivable related to the Guidance Loans shall be paid to the Administrative Agent only up to the full unpaid amount of such Guidance Loans, and promptly distributed, pro rata, to the Banks, to be applied to the unpaid amount of such Guidance Loans), such assignment being a present assignment and not an assignment for security only. Any such prepayments received by the Subsidiary Borrower, whether directly or indirectly (including, without limitation, offsets against amounts owed by the Subsidiary Borrower to such payor under any other contract or agreement), shall be held in trust by the Subsidiary Borrower for the Administrative Agent, and shall be paid immediately to the Administrative Agent, without any requirement for the Administrative Agent to make demand therefor. It is the intent of the Subsidiary Borrower and the Administrative Agent that this is a present, unconditional assignment for value, and is not intended as a conditional assignment for security or otherwise.

         7. Notwithstanding the foregoing Section 5 or anything else herein to the contrary, the Subsidiary Borrower hereby unconditionally and absolutely assigns to the Administrative Agent (and not as security only), for the ratable benefit of the Banks, the right to receive payment of all Net Contract Proceeds, whenever made by any person, to the extent required by subsection 3.1(b) of the Loan Agreement, such assignment being a present assignment and not an assignment for security only; provided, however, that the amount so assigned shall be applied as provided in subsection 3.1(b) of the Loan Agreement, unless an Event of Default has occurred and is continuing. Any such payments received by the Subsidiary Borrower, whether directly or indirectly (including, without limitation, offsets against amounts owed by the Subsidiary Borrower to such person under any other contract or agreement), shall be held in trust for the Administrative Agent, and shall be paid immediately to the Administrative Agent, without any requirement for the Administrative Agent to make demand therefor. It is the intent of the Subsidiary Borrower and the Administrative Agent that, except as set forth above in this Section, this is a present, unconditional assignment, for value, and is not intended as a conditional assignment for security or otherwise.

         8. Immediately upon the occurrence and during the continuance of any Event of Default, the Subsidiary Borrower shall be deemed to hold in trust for the Administrative Agent any payments received by the Subsidiary Borrower, whether directly or indirectly (including, without limitation, offsets against amounts owed by the Subsidiary Borrower to such payor under any other contract or agreement), under any Receivable, and all such amounts received by the Subsidiary Borrower shall be paid immediately to the Administrative Agent, without any requirement for the Administrative Agent to make demand therefor. In addition, and also immediately upon the occurrence and during the continuance of any Event of Default, the Administrative Agent may, at its option, exercisable at any time and from time to time, without in any way waiving such Event of Default, either in person or by agent, with or without bringing any action or proceeding, exercise and enforce any and all rights as holder of the Receivables, including, without limitation, the right to complete the indorsement. In addition to and not in limitation of the foregoing, the Administrative Agent shall have all the rights and remedies of a secured party under the UCC with respect to the Notes Receivable. Whenever notice is required to be given of any public or private sale, such notice shall be deemed to be reasonable if given at least seven (7) days prior to the date any public sale shall be held.

         9. The Administrative Agent shall not be liable for any loss, claim, damage, liability or expense which may be sustained or incurred in connection with any actions or failure to act by the Administrative Agent hereunder, except losses resulting solely from the gross negligence or willful misconduct of the Administrative Agent. The Subsidiary Borrower does hereby indemnify, save and hold the Administrative Agent harmless from and against any and all liability, loss, claim, damage and expense which may be incurred under or in connection with the Receivables, or otherwise caused by the negligence or willful misconduct of the Subsidiary Borrower, its agents, officers, directors, or employees, including, without limitation, any actions taken or omitted to be taken by the Administrative Agent, except losses resulting solely from the gross negligence or willful misconduct of the Administrative Agent. The amount of any such liability, loss, claim, damage or expense indemnified against shall be deemed to include reasonable attorneys' fees and other costs of defense, and shall be secured hereby and by the Loan Documents and be payable by the Subsidiary Borrower to the Administrative Agent immediately upon demand, or, at the option of the Administrative Agent, the Administrative Agent may reimburse itself therefor from any moneys collected by the Administrative Agent hereunder, under the Receivables, the Proceeds, or under any of the Loan Documents. The Administrative Agent shall be required to exercise the same standard of care in dealing with, storing, and safeguarding the Receivables as the Administrative Agent exercises with similar documents under which the Administrative Agent is the payee, and the Subsidiary Borrower hereby waives any claims or rights of action against the Administrative Agent with respect thereto (except with respect to such standard of care), it being further agreed that the Administrative Agent's liability with respect to any loss or destruction of any Receivable shall (except in the case of a breach of such standard of care) be limited to the Administrative Agent issuing a lost note affidavit with respect to such Receivable.

         10. Failure of the Administrative Agent to avail itself of any of the terms, covenants and conditions of this Assignment or any act done or omitted to be done pursuant to the Administrative Agent's powers and rights granted hereunder shall not be construed or deemed to be a waiver of its rights and remedies hereunder or under any of the Loan Documents. The rights and remedies of the Administrative Agent under this Assignment are cumulative and are not in lieu of but are in addition to any other rights and remedies which the Administrative Agent shall have under or by virtue of any of the Loan Documents. The rights and remedies of the Administrative Agent under this Assignment may be exercised from time to time, as often as their exercise is deemed expedient by the Administrative Agent and either prior to, simultaneously with or subsequent to any other action taken by the Administrative Agent, if any, under any of the Loan Documents. The Administrative Agent may release any party or apply any other security held by it to the satisfaction of the obligations hereunder and under any of the Loan Documents without prejudice to any of its rights under this Assignment.

         11. The Subsidiary Borrower hereby agrees to execute and deliver to the Administrative Agent all such further instruments and documents as from time to time during the term of this Assignment the Administrative Agent may reasonably require or deem appropriate in order to more adequately secure the rights hereunder, including but not limited to, UCC financing statements. The Administrative Agent may file with the appropriate governmental bodies, as a financing statement, a carbon, photographic or other reproduction of this Assignment.

         12. If any term or provision of this Assignment or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision of this Assignment to persons and circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.

     13. All notices, requests and other communications hereunder shall be given in the manner provided for in the Loan Agreement.

         14. No change, amendment, modification, cancellation or discharge hereof or any part hereof shall be valid unless the Subsidiary Borrower and the Administrative Agent shall have consented thereto in writing. The Subsidiary Borrower and the Administrative Agent may, from time to time, amend any of the Schedules hereto by an amendment referring to this Assignment and substituting or adding to such Schedule. To the extent that any provision in this Assignment is inconsistent with any provision of the Loan Documents, then the Subsidiary Borrower shall be bound by the more restrictive provision, except in the case of
Section 16 hereof. To the extent possible, however, the provisions of this Assignment and the Loan Documents shall be interpreted to complement and supplement each other and the absence of any provision or portion thereof in one such document shall not be deemed to be inconsistent with the other such documents which contains such provision or portion thereof.

         15. The terms, covenants, and conditions contained herein shall inure to the benefit of, and bind the Subsidiary Borrower and the Administrative Agent and their respective successors and assigns. This Assignment shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts.

         16. (a) Any provision contained herein to the contrary notwithstanding, if the execution, delivery or performance of this Assignment requires the consent or approval of any third party, or adversely affects the enforceability of any Receivable or the requirement that the Subsidiary Borrower be paid, repaid, or reimbursed in the event of termination of an Agreement, according to its terms, or constitutes a breach or default under an Agreement, and such consent or approval has not yet been obtained, then the provisions of this Assignment shall be deemed to be ineffective and the delivery hereof by the Subsidiary Borrower to the Administrative Agent shall be made in escrow until such necessary consent or approval has been obtained, at which time all terms and conditions hereof shall be and shall be deemed to be in full force and effect, and the Administrative Agent agrees, in such event and with respect to any such Receivable or Agreement which could give rise to Proceeds, that the Subsidiary Borrower shall have no obligation to procure any such consent or approval prior to the occurrence of any Event of Default or any acceleration of the Loans. The limitations of this paragraph shall not apply to the extent any Receivable or any Agreement allows the assignment for security purposes.

                  (b)  Any provision contained herein to the contrary

                           (i) subject to subsection (ii) below,  the Agreements
                  shall not include any liquor license or any other license the assignment of which would require the consent or approval of any governmental authority or agency or other third party unless and until such consent or approval has been obtained; and

                           (ii) unless an Event of Default has  occurred and the
                  Liabilities have been accelerated pursuant to Section 8.2 of the Loan Agreement, the Subsidiary Borrower shall not be required to obtain or seek to obtain any consent or approval referred to above.

            [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment as an instrument under seal as of date first written above.

                             SUBSIDIARY BORROWER:

WITNESS:                     [Name of Subsidiary Borrower]



                             By:
Name                         Name:
                             Title:
                                    Its duly authorized officer or agent



                             ADMINISTRATIVE AGENT:
WITNESS:                     BANKBOSTON, N.A., AS ADMINISTRATIVE AGENT





                             By:
Name:                        Name:
                             Title:
                                   Its duly authorized officer

                                   Schedule A

                        List of Contracts and Agreements

                                   Schedule B

                               List of Receivables

                                   Schedule C

                          List of Financed Receivables

                                                                       EXHIBIT J


                                     FORM OF
                           THIRD AMENDED AND RESTATED
                             STOCK PLEDGE AGREEMENT

         This  THIRD   AMENDED  AND  RESTATED   STOCK  PLEDGE   AGREEMENT   (the
"Agreement") is made as of July __, 1997, by and between (a) FINE HOST CORPORATION, a Delaware corporation with its principal office at 3 Greenwich
Office Park, Greenwich, Connecticut 06830 (together with its successors and assigns, "Fine Host"), and (b) BANKBOSTON, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") for various banks and other financial institutions which are or may hereafter become parties (said banks and other financial institutions are hereinafter referred to collectively as the "Banks") to that certain Fourth Amended and Restated Loan Agreement, dated of even date herewith (as the same may be hereafter further amended, modified, supplemented, extended or restated, from time to time, the "Loan Agreement") by and among Fine Host, all of the Subsidiaries of Fine Host, the Administrative Agent, USTrust, as Documentation Agent for the Banks (in such capacity, the "Documentation Agent")(the Administrative Agent and the Documentation Agent are hereinafter sometimes referred to collectively as the "Agents") and the Banks.

         All capitalized terms not defined herein but defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement, and if not defined in the Loan Agreement, then the meanings given to such terms in the Uniform Commercial Code, as in effect, from time to time, in The Commonwealth of Massachusetts (the "UCC").

WITNESSETH:

         WHEREAS, in connection with the Existing Loan Agreement, Fine Host entered into, among other things, a certain Second Amended and Restated Stock Pledge Agreement, dated as of June __, 1997 (the "Existing Stock Pledge Agreement"), by and between Fine Host and USTrust, as Lender and Agent for the Existing Banks (in such capacity, the "Original Agent"), pursuant to which, among other things, Fine Host granted to the Original Agent, for the ratable benefit of the Existing Banks, a security interest in all of the shares of
capital  stock  owned  by  Fine  Host  in  the  following   corporations   (said
corporations are hereinafter referred to collectively as the "Corporate Subsidiary Borrowers" and each singly as a "Corporate Subsidiary Borrower"), to secure all of the obligations and liabilities of Fine Host to the Existing
Banks, all as more particularly described therein: (i) Fine Host Services Corporation, a Delaware corporation, (ii) Fine Host of Vermont, Inc., a Vermont corporation, (iii) Fanfare, Inc., a Massachusetts corporation, (iv) Global Fanfare, Inc., an Indiana corporation, (v) Fine Host International Corporation, a Delaware corporation, (vi) Creative Food Management, Inc., an Ohio corporation (f/k/a VGE Acquisition Corp.), (vii) Northwest Food Service, Inc., an Idaho corporation, (viii) Southwest Food Service, Inc., a New Mexico corporation, (ix) Republic Management Corp. of Massachusetts, a Massachusetts corporation, (x) Versatile Holding Corporation, a Delaware corporation, (xi) Ideal Management Services, Inc., a New York corporation, (xii) Service Dynamics Corp., a New Jersey corporation, and (xiii) PCS Holding Corp., a North Carolina corporation (f/k/a HCS Management Corp.); and

         WHEREAS, Fine Host and all of its Subsidiaries (including without limitation, the Corporate Subsidiary Borrowers) have requested that the Existing Banks amend and restate in its entirety the Existing Loan Agreement in the manner provided in the Loan Agreement; and

         WHEREAS, the Agents and all of the Banks which are not Existing Banks have agreed to become parties to the Loan Agreement; and

         WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement and to the obligations of the Banks to make Extensions of Credit provided for therein that Fine Host shall have amended and restated in its entirety the Existing Stock Pledge Agreement in the manner provided herein.

         NOW, THEREFORE, in consideration of the premises contained herein, and to induce the Banks, the Administrative Agent and the Documentation Agent to amend and restate the Existing Loan Agreement, as provided in the Loan Agreement, and to induce the Banks to make Extensions of Credit under the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Fine Host and the Administrative Agent, for the ratable benefit of the Banks, hereby amend and restate the Existing Stock Pledge Agreement to read in its entirety as follows:

         1. The Collateral. Fine Host hereby represents, warrants and covenants to the Administrative Agent that:

                  1.1 Fine Host is the record and legal owner of all of the issued and outstanding shares (collectively, the "Shares") of capital stock of each of the Corporate Subsidiary Borrowers, all as more particular described in Exhibit A attached hereto and incorporated herein by reference;

                  1.2 The Shares are free and clear of all pledges, liens, claims, charges, encumbrances and restrictions other than the pledge and security interest from Fine Host to the Administrative Agent granted hereunder; and

                  1.3 Fine Host has and will have power, authority and legal right to pledge and grant a security interest in and to the Collateral (as defined below).

         Fine Host hereby agrees to defend the Administrative Agent's rights and security interest in the Collateral. The Shares, together with any rights thereunder and all proceeds therefrom, including without limitation, dividends (cash or stock), income, interest, earnings, profits and other distributions thereunder, whether now owned or hereafter acquired, are hereinafter referred to collectively as the "Collateral."

         2. Administrative Agent and Security Interest. Fine Host hereby pledges and grants to the Administrative Agent, for the ratable benefit of the Banks, a continuing security interest in all of the Collateral, as security for payment and performance of all of the Liabilities (as defined in the Loan Agreement) of Fine Host to the Agents and the Banks. In case Fine Host shall hereafter acquire
(i) any additional shares of the capital stock of any of the Corporate Subsidiary Borrowers or any corporation which may the successor of any of the Corporate Subsidiary Borrowers, (ii) any warrants or options for the purchase of shares of such capital stock of any class of any of the Corporate Subsidiary Borrowers or (ii) any securities exchangeable for or convertible into shares of such capital stock of any class of any of the Corporate Subsidiary Borrowers, by purchase or otherwise, then Fine Host shall forthwith deliver to and pledge such shares or other securities to the Administrative Agent under this Agreement.

         3. Custody of Collateral. Fine Host has delivered herewith to the Administrative Agent all of the certificates and instruments evidencing the Shares. Fine Host acknowledges that the Administrative Agent holds the Shares hereunder, for the ratable benefit of the Banks, and as designee of Fine Host, to hold the Shares for the purpose of perfecting the Administrative Agent's security interest in the Shares.

         4. Dividends and Voting While No Event of Default. So long as no Event of Default has occurred and is continuing (or if continuing has been effectively waived by the Administrative Agent in writing), Fine Host, as to the Shares, shall be entitled (subject specifically to the provisions and restrictions contained in the Loan Agreement and the rights of the Administrative Agent under the Loan Documents): to (a) receive any cash dividends which are permitted under the Loan Agreement and which are paid in respect of the Shares (all stock dividends shall be promptly and directly delivered to the Administrative Agent);
(b) vote the Shares (to the extent otherwise entitled thereto); and (c) give consents, waivers and ratifications in respect of the Shares; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would be inconsistent with or violate any provision of the Loan Agreement or the Loan Documents. All such rights of Fine Host to vote and give consents, waivers and ratification with respect to the Shares shall, at the Administrative Agent's option as evidenced by the Administrative Agent's notifying Fine Host of such election, cease in case a Default or an Event of Default shall have occurred and be continuing.

         5. Remedies Following Event of Default. If an Event of Default shall occur and be continuing, the Administrative Agent shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the UCC, all such rights and remedies being cumulative, not exclusive, and enforceable alternately, successively or concurrently, at such time or times as the Administrative Agent deems expedient:

                  (a) if the Administrative Agent so elects and gives notice of such election to Fine Host, the Administrative Agent may vote any or all Shares (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) and give all consents, waivers and ratification in respect of the stock and otherwise act with respect thereto as though it was the outright owner thereof (Fine Host hereby irrevocably appoints the Administrative Agent the proxy and attorney-in-fact of Fine Host, with full power of substitution, to do
         so);

     (b) the Administrative Agent may demand, sue for, collect or make any compromises or settlement which it deems suitable in respect of the Collateral;

                  (c) the Administrative Agent may sell, resell, assign and deliver or otherwise dispose of any or all of the Collateral, for cash or credit or both and upon such terms, at such place or places and at such time or times and to such persons as the Administrative Agent deems expedient, all without demand for performance by Fine Host or any notice or advertisement whatsoever except such as may be required by law; and

     (d) the Administrative Agent may cause all or any part of the Collateral held by it to be transferred into its name or the name of its nominee or nominees.
         Fine Host recognizes that the Administrative Agent may be unable to effect a public sale of the Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended, or any applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Fine Host agrees that any such private sales may be at prices and on other reasonable terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Shares for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended, even if the issuer would agree to do so.

         Fine Host hereby agrees that the sending of ten (10) days' notice by certified mail return receipt requested, postage prepaid, to Fine Host's address set forth at the head of this Agreement of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof. To the extent permitted by law, the Administrative Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by Fine Host). If any of the Collateral is sold by the Administrative Agent upon credit or for future delivery, the Administrative
Agent shall not be liable for the failure of the purchaser to pay for the same and in such event the Administrative Agent may resell such Collateral. The Administrative Agent may buy any part or all of the Collateral at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Administrative Agent may buy at private sale and may make payments thereof by any means. The Administrative Agent may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees and all legal expenses, travel and other expenses which may be incurred by the Administrative Agent in attempting to collect the Liabilities, or any of them, or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then to the Liabilities in such order as to principal or interest remaining unpaid, including legal interest thereon, and the balance of any expenses unpaid, as the Administrative Agent in it sole discretion may reasonably determine, and any surplus shall be paid to Fine Host.

         The Administrative Agent understands that certain state liquor laws that now or may in the future be applicable to Fine Host may require that certain approvals be obtained, or certain filings be made or notices given, prior to the time at which (i) the Shares may be transferred into the name of the Administrative Agent or its nominee or (ii) the Administrative Agent may exercise control with respect to the Shares if related liquor licenses are to remain in effect.

         6. Costs; Legal Fees. Fine Host agrees to pay, or to reimburse the Agents and the Banks, as the case may be, on demand, for all fees, costs and expenses (including reasonable legal fees, costs and expenses) incurred or paid by any of the Agents and the Banks in connection with: (a) the collection of the Liabilities or the enforcement of the Administrative Agent's rights and remedies under this Agreement; (b) the administration, supervision, protection of or realization on any of the Collateral held as security for any of the Liabilities; or (c) the defense of any action against any of the Agents or the Banks with respect to the Administrative Agent's rights or remedies in respect to the Collateral; and all of the foregoing fees, costs, and expenses shall be part of the Liabilities secured by this Agreement, and may be paid by the Administrative Agent, acting in its sole discretion, and added to the Liabilities, in each case, whether or not any suit or other legal proceedings are commenced or pending.

         7. Marshalling. The Administrative Agent shall not be required to marshall any present or future security for (including but not limited to this Agreement and the Collateral) the Liabilities or any of them or to resort to such security in any particular order; and all of its rights hereunder and in respect of such security shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Fine Host hereby agrees that it will not invoke any law which might cause delay in or impede the enforcement of the Administrative Agent's rights under this Agreement or under any other instrument evidencing any of the Liabilities or under which any of the Liabilities is outstanding or by which any of the Liabilities is secured or guaranteed, and Fine Host hereby irrevocably waives the benefits of all such laws.

         8. Fine Host's Liabilities Not Affected. The Liabilities of Fine Host hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any exercise or nonexercise, or any waiver, by the Administrative Agent of any right, remedy, power or privilege under or in respect of any of the Liabilities or any security therefor (including this Agreement), (b) any amendment or waiver of any of the terms of the Liabilities of Fine Host to the Administrative Agent and the security therefor, (c) any amendment or waiver of any of the terms of any instrument (other than this Agreement) providing security for any of the Liabilities, or (d) the taking of additional security for any guaranty of any of the Liabilities or the release or discharge or termination of any security or guaranty for any of the Liabilities; whether or not Fine Host shall have notice or knowledge of any of the foregoing.

         9. Transfers By Fine Host. Without the prior written consent of the Administrative Agent, Fine Host will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Collateral or any interest therein, except as provided for in this Agreement.

         10. Further Assurances. Fine Host will do all such acts, and will furnish to the Administrative Agent all such financing statements, certificates, opinions and other documents and will do or cause to be done all such other things as the Administrative Agent may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Administrative Agent hereunder.

         11. Administrative Agent's Exoneration. Under no circumstances shall the Administrative Agent be deemed to assume any responsibility for or obligation or duty (except for safe custody) with respect to any part or all of the Collateral delivered hereunder, of any nature or kind or any matter or proceedings arising out of or relating thereto, but the same shall be at Fine Host's sole risk at all times, excepting only the Administrative Agent's gross negligence or wilful misconduct. The Administrative Agent shall not be required to take any action of any kind to collect, preserve or protect its or Fine Host's rights in the Collateral against any parties thereto. Fine Host hereby releases the Administrative Agent from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the Liabilities, the use of the Collateral and/or any actions reasonably taken or omitted to be taken by the Administrative Agent with respect thereto, and Fine Host hereby agrees to hold the Administrative Agent harmless from and with respect to any and all such claims, causes of action and demands, excepting only those claims, causes of action and demands attributable to the Administrative Agent's gross negligence or wilful misconduct.

         12. No Waiver. No act, failure or delay by the Administrative Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Administrative Agent of any default or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. Fine Host hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any of the Liabilities or the Collateral, and any and all other notices and demand whatsoever.

     13. Notices. All notices, requests and other communications hereunder shall be given in the manner provided for in the Loan Agreement.

         14. Miscellaneous Provisions. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party to be charged. This Agreement and all obligations of Fine Host hereunder shall be binding upon the successors in title and assigns of Fine Host, and shall, together with the rights and remedies of the Administrative Agent hereunder, inure to the benefit of the Administrative Agent, its successors in title and assigns. This Agreement and obligations of Fine Host hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. The descriptive section headings have been inserted for convenience of reference only and do not define or limit the provisions hereof. If any term of this Agreement shall be held to be invalid, illegal or unenforceable the validity of all other terms hereof shall be in no way affected hereby and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.

            [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the Administrative Agent and Fine Host have caused this Agreement to be duly executed and delivered under seal as of the date first above written.

WITNESS:                                    FINE HOST CORPORATION


_________________________           By:____________________________________
Name:                               Name:
                                    Title:
                                          Its duly authorized officer



WITNESS:                            BANKBOSTON, N.A., AS
                                    ADMINISTRATIVE AGENT




_________________________           By:________________________________
Name:                               Name:
                                    Title:
                                           Its duly authorized officer

                                    Exhibit A



==========================================================================================================================
                                                           SHARES

======= ================================================ --------------------------- ------------------ ==================
 Item                                                                                                      Certificate
 No.                        Issuer                             Type of Stock          No. of Shares           No(s).
                                                                     Issued
======= ================================================ --------------------------- ------------------ ==================
  1.    Fine Host Services Corporation                   Common stock,                      100                 1
                                                         without par value
======= ================================================ --------------------------- ------------------ ==================
  2.    Fine Host of Vermont, Inc.                       Common stock,                      100                 5
                                                         without par value
======= ================================================ --------------------------- ------------------ ==================
  3.    Fanfare, Inc.                                    Common stock,                     2,000               11
                                                         without par value
======= ================================================ --------------------------- ------------------ ==================
  4.    Global Fanfare, Inc.                             Common Stock,                      400                10
                                                         without par value
======= ================================================ --------------------------- ------------------ ==================
  5.    Fine Host International Corporation              Common Stock,                      100                 1
                                                         without par value
======= ================================================ --------------------------- ------------------ ==================
  6.    Creative Food Management, Inc.                   Common Stock,                      75                  5
                                                         without par value
======= ================================================ --------------------------- ------------------ ==================
  7.    Northwest Food Service, Inc.                     Common Stock,                      820                15
                                                         without par value
======= ================================================ --------------------------- ------------------ ==================
  8.    Sun West Services, Inc.                          Class A Common Stock,            25,000                4
                                                         with $.01 par value per
                                                         share
======= ================================================ --------------------------- ------------------ ==================
  9.    Republic Management Corp. of Massachusetts       Common Stock,                    184,000
                                                         without par value
======= ================================================ --------------------------- ------------------ ==================
 10.    Republic Management Corp. of Massachusetts       Class A Common Stock,            136,000
                                                         without par value
======= ================================================ --------------------------- ------------------ ==================
 11.    Republic Management Corp. of Massachusetts       Class B Common Stock,            80,000
                                                         without par value
======= ================================================ --------------------------- ------------------ ==================
 12.    Versatile Holding Corporation                    Class A                           6,500
                                                         Common Stock,
                                                         with $.01 par value
                                                         per share
======= ================================================ --------------------------- ------------------ ==================
 13.    Versatile Holding Corporation                    Class B                           3,000
                                                         Common Stock,
                                                         with $.01 par value
                                                         per share

======= ================================================ --------------------------- ------------------ ==================
 14.    Ideal Management Services, Inc.                  Common Stock,                      20
                                                         without par value
======= ================================================ --------------------------- ------------------ ==================
 15.    Service Dynamics Corp.                           Common Stock,                      100
                                                         without par value
======= ================================================ --------------------------- ------------------ ==================
  16    PCS Holding Corp. (f/k/a HCS Management Corp.)   Class A Voting Common              375
                                                         Stock,
                                                         with $1.00 par value per
                                                         share
======= ================================================ =========================== ================== ==================
 17.    PCS Holding Corp. (f/k/a HCS Management Corp.)   Nonvoting Preferred              460,000
                                                         Stock,
                                                         with $1.00 par value per
                                                         share
======= ================================================ =========================== ================== ==================









                                                                       EXHIBIT K

                                     FORM OF
                     SECOND AMENDED AND RESTATED LLC PLEDGE
              AGREEMENT (for Membership Interest in Tarrant County
                              Concessions, L.L.C.)

         This SECOND AMENDED AND RESTATED LLC PLEDGE AGREEMENT (the "Agreement") is made as of July __, 1997, by and between (a) FINE HOST CORPORATION, a Delaware corporation with a principal office at 3 Greenwich Office Park, Greenwich, Connecticut 06830 ("Fine Host") and (b) BANKBOSTON, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") for various banks and other financial institutions which are or may hereafter become parties (said banks and other financial institutions are hereinafter referred to collectively as the "Banks") to that certain Fourth Amended and Restated Loan Agreement, dated of even date herewith (as the same may be hereafter further amended, modified, supplemented, extended or restated, from time to time, the "Loan Agreement") by and among Fine Host, all of the Subsidiaries of Fine Host, the Administrative Agent, USTrust as Documentation Agent for the Banks (in such capacity, the "Documentation Agent")(the Administrative Agent and the Documentation Agent are hereinafter sometimes referred to collectively as the "Agents") and the Banks.

         All capitalized terms not defined herein but defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement, and if not defined in the Loan Agreement, then the meanings given to such terms in the Uniform Commercial Code, as in effect, from time to time, in The Commonwealth of Massachusetts (the "UCC").

WITNESSETH:

         WHEREAS, in connection with the Existing Loan Agreement, Fine Host entered into, among other things, a certain Pledge Agreement, dated as of June 25, 1996, by and between Fine Host and USTrust, as Lender and Agent for the Existing Banks (in such capacity, the "Original Agent"), as subsequently amended from time to time (as so amended, the "Existing Pledge Agreement"), pursuant to which, among other things, Fine Host granted in favor of the Original Agent for the ratable benefit of the Existing Banks, a security interest in all of the rights, title and interests of Fine Host's membership interest in Tarrant County Concessions, L.L.C., a Texas limited liability company (the "LLC Subsidiary Borrower"), all in order to secure all of the obligations and liabilities of Fine Host to the Existing Banks; and

         WHEREAS, Fine Host and all of its Subsidiaries (including without limitation, the LLC Subsidiary Borrower) have requested that the Existing Banks amend and restate in its entirety the Existing Loan Agreement in the manner provided in the Loan Agreement; and

         WHEREAS, the Agents and all of the Banks which are not Existing Banks have agreed to become parties to the Loan Agreement;

         WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement and to the obligations of the Banks to make Extensions of Credit provided for therein that Fine Host shall have amended and restated in its entirety the Existing Pledge Agreement in the manner provided herein; and

         NOW, THEREFORE, in consideration of the premises contained herein, and to induce the Banks to amend and restate the Existing Loan Agreement, as provided in the Loan Agreement, and to induce the Banks to make Extensions of Credit under the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Fine Host and the Administrative Agent, for the ratable benefit of the Banks, hereby amend and restate the Existing Pledge Agreement to read in its entirety as follows:

         1. Pledge And Grant of Security Interest in Collateral. To secure all of the Liabilities of Fine Host to the Administrative Agent under the Loan Agreement and the other Loan Documents, Fine Host hereby pledges, assigns, grants to the Administrative Agent, for the ratable benefit of the Banks, a continuing first priority security interest in the following, in each case whether now owned or hereafter acquired, issued or arising (collectively, the "Collateral"):

                  (a)  all  of  Fine  Host's  Membership  Interest  in  the  LLC
         Subsidiary   Borrower,   whether  now  existing  or  hereafter  arising
         (hereinafter referred to as the "Membership Interest");

                  (b) all payments, earnings, dividends (whether cash or in kind, including any dividends of additional Membership Interest) and other distributions (including but not limited to, all distribution of assets or property of the LLC Subsidiary Borrower in the event of a liquidation or winding up of the LLC Subsidiary Borrower or otherwise) received by the LLC Subsidiary Borrower with respect to the Membership Interest;

                  (c) all rights, interests, and remedies available to Fine Host pursuant to any of the foregoing, including but not limited to any voting or other rights arising from the Membership Interest, and under applicable law; and

                  (d) all proceeds, substitutions, accessions, and replacements (including any securities or other property in exchange therefore) of any of the foregoing.

         2.       UCC-1 Financing Statements; Certificates.

                  2.1 UCC-1 Financing Statements. Fine Host shall execute and deliver contemporaneously herewith to the Administrative Agent certain UCC-1 Financing Statements, in form satisfactory to the Administrative Agent, and will pay all costs associated with filing the same in all public offices wherever filing is deemed by the Administrative Agent to be necessary, desirable or otherwise appropriate.

                  2.2 Certificates. If, at any time, the Membership Interest shall be represented by one or more membership interest certificates or other certificates of ownership or any other documents, Fine Host shall promptly deliver such certificates, or other documents to the Administrative Agent, accompanied by transfer powers endorsed in blank respecting such certificates or documents, duly executed, with signatures guaranteed if requested by the Administrative Agent.

         3. Representations, Warranties and Covenants. Fine Host hereby represents, warrants and covenants to the Administrative Agent the following:

                  3.1 Locations; Supplemental Information Regarding Fine Host. Fine Host's principal place of business, chief executive office and mailing address is located at the address set forth at the beginning of this Agreement, and Fine Host does not and will not conduct any business under any trade name or trade style other than Fine Host's legal name or such other names or styles as may be set forth in the Loan Agreement or any of the other Loan Documents.

                  3.2 Title To Collateral. Fine Host has good and marketable title to the Membership Interest, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement.

                  3.3 Authority. Fine Host has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Collateral hereunder do not contravene any law, rule or regulation or any judgment, decree or order of any tribunal or of any agreement or instrument to which Fine Host is a party or by which Fine Host or Fine Host's property is bound or affected or constitute a default thereunder. Fine Host covenants that Fine Host will defend the Administrative Agent's rights and security interest in the Membership Interest against the claims and demands of all persons whomsoever.

                  3.4 Transfers By Fine Host. Fine Host will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Collateral or any interest therein, except as provided for in this Agreement.

         4. No Liability As Member. The foregoing pledge and security interest is for collateral purposes only and, to the fullest extent permitted by law, the Administrative Agent shall not, either by virtue hereof or by its receipt of distributions from or by virtue of the exercise of any of its rights hereunder, be deemed to be a member of the LLC Subsidiary Borrower or to have any liability for the debts, obligations or liabilities of the LLC Subsidiary Borrower, Fine Host or any other participant in the LLC Subsidiary Borrower, or to have any obligation to make capital contributions to, perform any services for, or discharge any duties of a member of the LLC Subsidiary Borrower.

         5.       Liquidation and Recapitalization.

                  5.1 Any sums or other property paid or distributed upon or with respect to the Membership Interest, whether by dividend or redemption or upon the liquidation or dissolution of the LLC Subsidiary Borrower, shall, except to the limited extent provided in Section 6, be paid over and delivered to the Administrative Agent to be held by the Administrative Agent as security for the payment and performance in full of all of the Liabilities. In case, pursuant to the recapitalization or reclassification of the LLC Subsidiary Borrower or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Membership Interest or any property shall be distributed upon or with respect to any of the Membership Interest, the property so distributed shall be delivered to the Administrative Agent to be held by it as security for the Liabilities. Except to the limited extent provided in Section 6, all sums of money and property paid or distributed in respect of the Membership Interest, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by Fine Host shall, until paid or delivered to the Administrative Agent, be held in trust for the Administrative Agent as security for the payment and performance in full of all of the Liabilities.

                  5.2 All sums of money that are delivered to the Administrative Agent pursuant to this Section 5 shall be deposited into an interest bearing account in the name of the Administrative Agent (the "Cash Collateral Account"). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, certificates of deposit issued by a bank, or U.S. government obligations (such time deposits, certificates of deposit or U.S. Government obligations being hereinafter referred to, collectively, as "Cash Amounts"), that are satisfactory to both the Administrative Agent and Fine Host. Interest earned on the Cash Collateral Account and on the Cash Amounts shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Cash Amounts, any and all instruments or other writings evidencing Cash Amounts and any and all proceeds or any thereof are hereinafter referred to as the "Cash Collateral."

                  5.3 Fine Host shall have no right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral or to require the Administrative Agent to part with the Administrative Agent's possession of any instruments or other writings evidencing any Cash Amounts.

         6. Distributions and Voting Prior to Event of Default. So long as no Event of Default shall have occurred and be continuing, Fine Host shall be entitled to receive all cash dividends and distributions paid in respect of the Membership Interest, to vote the Membership Interest and to give consents, waivers and ratifications in respect of the Membership Interest; provided, however, that no vote shall be cast or consent, waiver or ratification given by Fine Host if the effect thereof would or be inconsistent with or result in any violation of any of the provisions of the Loan Agreement or this Agreement. All such rights of Fine Host to receive cash dividends and distributions shall cease in case any Event of Default shall have occurred and be continuing. All such rights of Fine Host to vote and give consents, waivers and ratifications with respect to the Membership Interest shall, at the Administrative Agent's option, as evidenced by the Administrative Agent's notifying Fine Host of such election, cease in case any Event of Default shall have occurred and be continuing.

         7. Remedies Following Event of Default. If any Event of Default shall occur and be continuing, the Administrative Agent shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the UCC, all such rights and remedies being cumulative, not exclusive, and enforceable alternately, successively or concurrently, at such time or times as the Administrative Agent deems expedient:

                  (a) if the Administrative Agent so elects and gives notice of such election to Fine Host, the Administrative Agent may vote any or all of the Membership Interest (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) and give all consents, waivers and ratification in respect of the Membership Interest and otherwise act with respect thereto as though it was the outright owner thereof (Fine Host hereby irrevocably appoints the Administrative Agent the proxy and attorney-in-fact of Fine Host, with full power of substitution, to do so);

     (b) the Administrative Agent may demand, sue for, collect or make any compromises or settlement which it deems suitable in respect of the Collateral;

                  (c) the Administrative Agent may sell, resell, assign and deliver or otherwise dispose of any or all of the Collateral, for cash or credit or both and upon such terms, at such place or places and at such time or times and to such persons as the Administrative Agent deems expedient, all without demand for performance by Fine Host or any notice or advertisement whatsoever except such as may be required by law; and

     (d) the Administrative Agent may cause all or any part of the Collateral held by it to be transferred into its name or the name of its nominee or nominees.

         Fine Host recognizes that the Administrative Agent may be unable to effect a public sale of the Membership Interest by reason of certain prohibitions contained in the Securities Act of 1933, as amended, or any applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Fine Host agrees that any such private sales may be at prices and on other reasonable terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Membership Interest for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended, even if the issuer would agree to do so.

         Fine Host hereby agrees that the sending of ten (10) days' notice by certified mail return receipt requested, postage prepaid, to Fine Host's address set forth at the head of this Agreement of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof. To the extent permitted by law, the Administrative Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by Fine Host). If any of the Collateral is sold by the Administrative Agent upon credit or for future delivery, the Administrative
Agent shall not be liable for the failure of the purchaser to pay for the same and in such event the Administrative Agent may resell such Collateral. The Administrative Agent may buy any part or all of the Collateral at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Administrative Agent may buy at private sale and may make payments thereof by any means. The Administrative Agent may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees and all legal expenses, travel and other expenses which may be incurred by the Administrative Agent in attempting to collect the Liabilities, or any of them, or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then to the Liabilities in such order as to principal or interest remaining unpaid, including legal interest thereon, and the balance of any expenses unpaid, as the Pledge in it sole discretion may reasonably determine, and any surplus shall be paid to Fine Host.

         The Administrative Agent understands that certain state liquor laws that now or may in the future be applicable to Fine Host may require that certain approvals be obtained, or certain filings be made or notices given, prior to the time at which (i) the Membership Interest may be transferred into the name of the Administrative Agent or its nominee or (ii) the Administrative Agent may exercise control with respect to the Membership Interest if related liquor licenses are to remain in effect.

         8. Costs; Legal Fees. Fine Host agrees to pay, or to reimburse the Agents and the Banks, as the case may be, on demand, for all fees, costs and expenses (including reasonable legal fees, costs and expenses) incurred or paid by any of the Agents and the Banks in connection with: (a) the collection of the Liabilities or the enforcement of the Administrative Agent's rights and remedies under this Agreement; (b) the administration, supervision, protection of or realization on any of the Collateral held as security for any of the Liabilities; or (c) the defense of any action against any of the Agents or the Banks with respect to the Administrative Agent's rights or remedies in respect to the Collateral; and all of the foregoing fees, costs, and expenses shall be part of the Liabilities secured by this Agreement, and may be paid by the Administrative Agent, acting in its sole discretion, and added to the Liabilities, in each case, whether or not any suit or other legal proceedings are commenced or pending.

         9. Marshalling. The Administrative Agent shall not be required to marshall any present or future security for (including but not limited to this Agreement and the Collateral) the Liabilities or any of them or to resort to such security in any particular order; and all of its rights hereunder and in respect of such security shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Fine Host hereby agrees that it will not invoke any law which might cause delay in or impede the enforcement of the Administrative Agent's rights under this Agreement or under any other instrument evidencing any of the Liabilities or under which any of the Liabilities is outstanding or by which any of the Liabilities is secured or guaranteed, and Fine Host hereby irrevocably waives the benefits of all such laws.

         10. Fine Host's Liabilities Not Affected. The obligations of Fine Host hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Administrative Agent of any right, remedy, power or privilege under or in respect of any of the Liabilities or any security thereof (including this Agreement); (b) any amendment to or modification of the Loan Agreement or any of the Liabilities; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Liabilities; or (d) the taking of additional security for, or any other assurances of payment of, any of the Liabilities or the release or discharge or termination of any security or other assurances of payment or performance for any of the Liabilities; whether or not Fine Host shall have notice or knowledge of any of the foregoing.

         11. Further Assurances. Fine Host will do all such acts, and will furnish to the Administrative Agent all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Administrative Agent may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Administrative Agent hereunder. If the Administrative Agent so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Administrative Agent as a financing statement in any recording office in any jurisdiction.

         12. Administrative Agent's Exoneration. Under no circumstances shall the Administrative Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than after an Event of Default shall have occurred and be continuing, to act in a commercially reasonable manner. The Administrative Agent shall not be required to take any action of any kind to collect, preserve or protect Fine Host or Fine Host's rights in the Collateral or against other parties thereto. Fine Host hereby releases the Administrative Agent from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the Liabilities, the use of the Collateral and/or any actions reasonably taken or omitted to be taken by the Administrative Agent with respect thereto, and Fine Host hereby agrees to hold the Administrative Agent harmless from and with respect to any and all such claims, causes of action and demands, excepting only those claims, causes of action and demands attributable to the Administrative Agent's gross negligence or wilful misconduct.

         13. No Waiver. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party to be charged. No act, failure or delay by the Administrative Agent shall constitute a waiver of the Administrative Agent's rights and remedies hereunder or otherwise. No single or partial waiver by the Administrative Agent of any default or right of remedy that Fine Host may have shall operate a waiver of any other default, right or remedy on a future occasion. Fine Host hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Liabilities or the Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Loan Agreement).

     14. Governing Law. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         15. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon Fine Host and Fine Host's respective heirs, successors and assigns, and shall inure to the benefit of the Administrative Agent and the Administrative Agent's successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.

     16. Conflicting Provisions. In the event of any conflict between the provisions of this Agreement and those of the Loan Agreement, the Loan Agreement shall govern.

            [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the undersigned has executed under seal this Agreement as of the date first above written.

WITNESS:                     FINE HOST CORPORATION



_________________________    By:____________________________________
Name:                                       Name:
                                            Title:
                                                 Its duly authorized officer


WITNESS:                     BANKBOSTON, N.A., AS ADMINISTRATIVE AGENT



_________________________    By:____________________________________
Name:                                       Name:
                                            Title:
                                                 Its duly authorized officer



61942_3

                                                                       EXHIBIT L


                                     FORM OF
          [SECOND] AMENDED AND RESTATED JOINT VENTURE PLEDGE AGREEMENT
                (for [Name of Joint Venture Subsidiary Borrower])

         This [SECOND] AMENDED AND RESTATED JOINT VENTURE PLEDGE AGREEMENT (the "Agreement") is made as of July __, 1997, by and between (a) FINE HOST CORPORATION, a Delaware corporation with a principal office at 3 Greenwich
Office Park, Greenwich, Connecticut 06830 ("Fine Host"), and (b) BANKBOSTON, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") for various banks and other financial institutions which are or may hereafter become parties (said banks and other financial institutions are hereinafter referred to collectively as the "Banks") to that certain Fourth Amended and Restated Loan Agreement, dated of even date herewith (as the same may be hereafter further amended, modified, supplemented, extended or restated, from time to time, the "Loan Agreement") by and among Fine Host, all of the Subsidiaries of Fine Host, the Administrative Agent, USTrust, as Documentation Agent for the Banks (in such capacity, the "Documentation Agent")(the Administrative Agent and the Documentation Agent are hereinafter sometimes referred to collectively as the "Agents") and the Banks.

         All capitalized terms not defined herein but defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement, and if not defined in the Loan Agreement, then the meanings given to such terms in the Uniform Commercial Code, as in effect, from time to time, in The Commonwealth of Massachusetts (the "UCC").

WITNESSETH:

         WHEREAS, in connection with the Existing Loan Agreement, Fine Host entered into, among other things, a certain [First Amended and Restated] Joint Venture Pledge Agreement, dated as of ___________, 199_, (the "Existing Pledge Agreement"), by and between Fine Host and USTrust, as Lender and Agent for the Existing Banks (in such capacity, the "Original Agent"), pursuant to which, among other things, Fine Host granted in favor of the Original Agent, for the ratable benefit of the Existing Banks, a security interest in, among other things, all of the rights, title and interests of Fine Host in __________________ Joint Venture, a joint venture (the "Joint Venture Subsidiary Borrower") organized pursuant to a certain Joint Venture Agreement, dated
__________,    by   and   among   (i)   Fine   Host,   (ii)    _________________
____________________ and (iii) ________________________, as subsequently amended from time to time (said Joint Venture Agreement, as so amended, and as the same may be hereafter further amended, modified, supplemented, extended or restated, from time to time, is hereinafter referred to as the "Joint Venture Agreement"), all in order to secure all of the obligations and liabilities of Fine Host to the Existing Banks; and

         WHEREAS, Fine Host and all of its Subsidiaries (including without limitation, the Joint Venture Subsidiary Borrower) have requested that the Existing Banks amend and restate in its entirety the Existing Loan Agreement in the manner provided in the Loan Agreement; and

         WHEREAS, the Agents and all of the Banks which are not Existing Banks have agreed to become parties to the Loan Agreement; and

         WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement and to the obligations of the Banks to make Extensions of Credit provided for therein that Fine Host shall have amended and restated in its entirety the Existing Pledge Agreement in the manner provided herein.

         NOW, THEREFORE, in consideration of the premises contained herein, and to induce the Banks to amend and restate the Existing Loan Agreement, as provided in the Loan Agreement, and to induce the Banks to make Extensions of Credit under the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Fine Host and the Administrative Agent, for the ratable benefit of the Banks, hereby amend and restate the Existing Pledge Agreement to read in its entirety as follows:

         1. Pledge And Grant of Security Interest in Collateral. To secure all of the Liabilities of Fine Host to the Administrative Agent under the Loan Agreement and the other Loan Documents, Fine Host hereby pledges, assigns, grants to the Administrative Agent, for the ratable benefit of the Banks, a continuing first priority security interest in the following, in each case whether now owned or hereafter acquired, issued or arising (collectively, the "Collateral"):

                  (a) all of the joint venture interests of Fine Host in the Joint Venture, whether now existing or hereafter acquired (hereinafter referred to as the "Joint Venture Interests");

                  (b) all payments, dividends (whether cash or in kind, including any dividends of additional Joint Venture Interests) and other distributions (including but not limited to, all distribution of assets or property of the Joint Venture in the event of a liquidation or winding up of the Joint Venture or otherwise) received by the Joint Venture with respect to the Joint Venture Interests, but excluding payments constituting payment for or reimbursement of costs and expenses as provided in the Joint Venture Agreement, such payments being referred to herein as "Cost Payments";

                  (c) all rights, interests, and remedies available to Fine Host pursuant to any of the foregoing, including but not limited to any voting or other rights arising from the Joint Venture Interests, and under the Joint Venture Agreement or applicable law; and

                  (d) all proceeds, substitutions, accessions, and replacements (including any securities or other property in exchange therefore) of any of the foregoing.

         2.       UCC-1 Financing Statements; Certificates.

                  2.1 UCC-1 Financing Statements. Fine Host shall execute and deliver contemporaneously herewith to the Administrative Agent certain UCC-1 Financing Statements, in form satisfactory to the Administrative Agent, and will pay all costs associated with filing the same in all public offices wherever filing is deemed by the Administrative Agent to be necessary, desirable or otherwise appropriate.

                  2.2 Certificates. If, at any time, the Joint Venture Interests shall be represented by one or more joint venture certificates or other certificates of ownership or any other similar documents, Fine Host shall promptly deliver such certificates, or other documents to the Administrative Agent, accompanied by transfer powers endorsed in blank respecting such certificates or documents, duly executed, with signatures guaranteed if requested by the Administrative Agent.

         3. Representations, Warranties and Covenants. Fine Host hereby represents, warrants and covenants to the Administrative Agent the following:

                  3.1 Locations; Supplemental Information Regarding Fine Host. Fine Host's principal place of business, chief executive office and mailing address is located at the address set forth at the beginning of this Agreement, and Fine Host does not and will not conduct any business under any trade name or trade style other than Fine Host's legal name or such other names or styles as may be set forth in the Loan Agreement or any of the other Loan Documents.

                  3.2 Title To Collateral. Fine Host has good and marketable title to the Joint Venture Interests, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement and restrictions set forth in the Joint Venture Agreement.

                  3.3 Authority. Fine Host has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Collateral hereunder do not contravene any law, rule or regulation or any judgment, decree or order of any tribunal or of any agreement or instrument to which Fine Host is a party or by which Fine Host or Fine Host's property is bound or affected or constitute a default thereunder. Fine Host covenants that Fine Host will defend the Administrative Agent's rights and security interest in the Joint Venture Interests against the claims and demands of all persons whomsoever.

                  3.4 Transfers By Fine Host. Fine Host will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Collateral or any interest therein, except as provided for in this Agreement.

                  3.5 Joint Venture Agreement. Attached hereto as Exhibit A is a true, complete and correct copy of the Joint Venture Agreement, and the Joint Venture Agreement has not been amended, modified, or rescinded and is in full force and effect as of the date hereof. Fine Host will not amend, modify, restate, assign, pledge or otherwise alter any of the terms, conditions and provisions of the Joint Venture Agreement, without the prior written consent of the Administrative Agent; provided, however, that, prior to the occurrence of a default under any of the Loan Documents, Fine Host may, without such consent, make or agree to any such amendment, modification or alternation that Fine Host reasonably believes is in the best interest of Fine Host and does not materially affect either the security interest granted by Fine Host to the Administrative Agent hereunder or the ability of Fine Host to make payments required to be made to the Administrative Agent under the Loan Documents.

         4. No Joint Venture Liability. The foregoing pledge and security interest is for collateral purposes only and, to the fullest extent permitted by law, the Administrative Agent shall not, either by virtue hereof or by its receipt of distributions from or by virtue of the exercise of any of its rights hereunder, be deemed to be a joint venturer of the Joint Venture or to have any liability for the debts, obligations or liabilities of the Joint Venture, Fine Host or any other participant in the Joint Venture, or to have any obligation to make capital contributions to, perform any services for, or discharge any duties of a joint venturer of the Joint Venture.

         5.       Liquidation and Recapitalization.

                  5.1 Any sums or other property paid or distributed upon or with respect to the Joint Venture Interests, whether by dividend or redemption or upon the liquidation or dissolution of the Joint Venture (but excluding Cost Payments), shall, except to the limited extent provided in Section 6, be paid over and delivered to the Administrative Agent to be held by the Administrative Agent as security for the payment and performance in full of all of the Liabilities. In case, pursuant to the recapitalization or reclassification of the Joint Venture or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Joint Venture Interests or any property shall be distributed upon or with respect to any of the Joint Venture Interests, the property so distributed shall be delivered to the Administrative Agent to be held by it as security for the Liabilities. Except to the limited extent provided in Section 6, all sums of money and property paid or distributed in respect of the Joint Venture Interests, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise (but excluding Cost Payments), that are received by Fine Host shall, until paid or delivered to the Administrative Agent, be held in trust for the Administrative Agent as security for the payment and performance in full of all of the Liabilities.

                  5.2 All sums of money that are delivered to the Administrative Agent pursuant to this Section 5 shall be deposited into an interest bearing account in the name of the Administrative Agent (the "Cash Collateral Account"). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, certificates of deposit issued by a bank, or U.S. government obligations (such time deposits, certificates of deposit or U.S. Government obligations being hereinafter referred to, collectively, as "Cash Amounts"), that are satisfactory to both the Administrative Agent and Fine Host. Interest earned on the Cash Collateral Account and on the Cash Amounts shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Cash Amounts, any and all instruments or other writings evidencing Cash Amounts and any and all proceeds or any thereof are hereinafter referred to as the "Cash Collateral."

                  5.3 Fine Host shall have no right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral or to require the Administrative Agent to part with the Administrative Agent's possession of any instruments or other writings evidencing any Cash Amounts.

         6. Distributions and Voting Prior to Event of Default. So long as no Event of Default shall have occurred and be continuing, Fine Host shall be entitled to receive all cash dividends and distributions paid in respect of the Joint Venture Interests, to vote the Joint Venture Interests and to give consents, waivers and ratifications in respect of the Joint Venture Interests; provided, however, that no vote shall be cast or consent, waiver or ratification given by Fine Host if the effect thereof would or be inconsistent with or result in any violation of any of the provisions of the Loan Agreement or this Agreement. All such rights of Fine Host to receive cash dividends and distributions shall cease in case any Event of Default shall have occurred and be continuing. All such rights of Fine Host to vote and give consents, waivers and ratifications with respect to the Joint Venture Interests shall, at the Administrative Agent's option, as evidenced by the Administrative Agent's notifying Fine Host of such election, cease in case any Event of Default shall have occurred and be continuing.

         7. Remedies Following Event of Default. If any Event of Default shall occur and be continuing, the Administrative Agent shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the UCC, all such rights and remedies being cumulative, not exclusive, and enforceable alternately, successively or concurrently, at such time or times as the Administrative Agent deems expedient:

                  (a) if the Administrative Agent so elects and gives notice of such election to Fine Host, the Administrative Agent may vote any or all of the Joint Venture Interests (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) and give all consents, waivers and ratification in respect of the Joint Venture Interests and otherwise act with respect thereto as though it was the outright owner thereof (Fine Host hereby irrevocably appoints the Administrative Agent the proxy and attorney-in-fact of Fine Host, with full power of substitution, to do so);

     (b) the Administrative Agent may demand, sue for, collect or make any compromises or settlement which it deems suitable in respect of the Collateral;

                  (c) the Administrative Agent may sell, resell, assign and deliver or otherwise dispose of any or all of the Collateral, for cash or credit or both and upon such terms, at such place or places and at such time or times and to such persons as the Administrative Agent deems expedient, all without demand for performance by Fine Host or any notice or advertisement whatsoever except such as may be required by law; and

     (d) the Administrative Agent may cause all or any part of the Collateral held by it to be transferred into its name or the name of its nominee or nominees.

         Fine Host recognizes that the Administrative Agent may be unable to effect a public sale of the Joint Venture Interests by reason of certain prohibitions contained in the Securities Act of 1933, as amended, or any applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Fine Host agrees that any such private sales may be at prices and on other reasonable terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Joint Venture Interests for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended, even if the issuer would agree to do so.

         Fine Host hereby agrees that the sending of ten (10) days' notice by certified mail return receipt requested, postage prepaid, to Fine Host's address set forth at the head of this Agreement of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof. To the extent permitted by law, the Administrative Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by Fine Host). If any of the Collateral is sold by the Administrative Agent upon credit or for future delivery, the Administrative
Agent shall not be liable for the failure of the purchaser to pay for the same and in such event the Administrative Agent may resell such Collateral. The Administrative Agent may buy any part or all of the Collateral at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Administrative Agent may buy at private sale and may make payments thereof by any means. The Administrative Agent may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees and all legal expenses, travel and other expenses which may be incurred by the Administrative Agent in attempting to collect the Liabilities, or any of them, or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then to the Liabilities in such order as to principal or interest remaining unpaid, including legal interest thereon, and the balance of any expenses unpaid, as the Pledge in it sole discretion may reasonably determine, and any surplus shall be paid to Fine Host.

         The Administrative Agent understands that certain state liquor laws that now or may in the future be applicable to Fine Host may require that certain approvals be obtained, or certain filings be made or notices given, prior to the time at which (i) the Joint Venture Interests may be transferred into the name of the Administrative Agent or its nominee or (ii) the Administrative Agent may exercise control with respect to the Joint Venture Interests if related liquor licenses are to remain in effect.

         8. Costs; Legal Fees. Fine Host agrees to pay, or to reimburse the Agents and the Banks, as the case may be, on demand, for all fees, costs and expenses (including reasonable legal fees, costs and expenses) incurred or paid by any of the Agents and the Banks in connection with: (a) the collection of the Liabilities or the enforcement of the Administrative Agent's rights and remedies under this Agreement; (b) the administration, supervision, protection of or realization on any of the Collateral held as security for any of the Liabilities; or (c) the defense of any action against any of the Agents or the Banks with respect to the Administrative Agent's rights or remedies in respect to the Collateral; and all of the foregoing fees, costs, and expenses shall be part of the Liabilities secured by this Agreement, and may be paid by the Administrative Agent, acting in its sole discretion, and added to the Liabilities, in each case, whether or not any suit or other legal proceedings are commenced or pending.

         9. Marshalling. The Administrative Agent shall not be required to marshall any present or future security for (including but not limited to this Agreement and the Collateral) the Liabilities or any of them or to resort to such security in any particular order; and all of its rights hereunder and in respect of such security shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Fine Host hereby agrees that it will not invoke any law which might cause delay in or impede the enforcement of the Administrative Agent's rights under this Agreement or under any other instrument evidencing any of the Liabilities or under which any of the Liabilities is outstanding or by which any of the Liabilities is secured or guaranteed, and Fine Host hereby irrevocably waives the benefits of all such laws.

         10. Fine Host's Liabilities Not Affected. The obligations of Fine Host hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Administrative Agent of any right, remedy, power or privilege under or in respect of any of the Liabilities or any security thereof (including this Agreement); (b) any amendment to or modification of the Loan Agreement or any of the Liabilities; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Liabilities; or (d) the taking of additional security for, or any other assurances of payment of, any of the Liabilities or the release or discharge or termination of any security or other assurances of payment or performance for any of the Liabilities; whether or not Fine Host shall have notice or knowledge of any of the foregoing.

         11. Further Assurances. Fine Host will do all such acts, and will furnish to the Administrative Agent all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Administrative Agent may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Administrative Agent hereunder. If the Administrative Agent so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Administrative Agent as a financing statement in any recording office in any jurisdiction.

         12. Administrative Agent's Exoneration. Under no circumstances shall the Administrative Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than after an Event of Default shall have occurred and be continuing, to act in a commercially reasonable manner. The Administrative Agent shall not be required to take any action of any kind to collect, preserve or protect Fine Host or Fine Host's rights in the Collateral or against other parties thereto. Fine Host hereby releases the Administrative Agent from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the Liabilities, the use of the Collateral and/or any actions reasonably taken or omitted to be taken by the Administrative Agent with respect thereto, and Fine Host hereby agrees to hold the Administrative Agent harmless from and with respect to any and all such claims, causes of action and demands, excepting only those claims, causes of action and demands attributable to the Administrative Agent's gross negligence or wilful misconduct.

         13. No Waiver. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party to be charged. No act, failure or delay by the Administrative Agent shall constitute a waiver of the Administrative Agent's rights and remedies hereunder or otherwise. No single or partial waiver by the Administrative Agent of any default or right of remedy that Fine Host may have shall operate a waiver of any other default, right or remedy on a future occasion. Fine Host hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Liabilities or the Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Loan Agreement).

     14. Governing Law. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         15. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon Fine Host and Fine Host's respective heirs, successors and assigns, and shall inure to the benefit of the Administrative Agent and the Administrative Agent's successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.

     16. Conflicting Provisions. In the event of any conflict between the provisions of this Agreement and those of the Loan Agreement, the Loan Agreement shall govern.

         IN WITNESS WHEREOF, the undersigned has executed under seal this Agreement as of the date first above written.

WITNESS:                    FINE HOST CORPORATION



_________________________   By:____________________________________
Name:                                      Name:
                                           Title:
                                                Its duly authorized officer


WITNESS:                    BANKBOSTON, N.A., AS ADMINISTRATIVE AGENT



_________________________   By:____________________________________
Name:                                      Name:
                                           Title:
                                                Its duly authorized officer




61943_3

                                                                       Exhibit M

                        MORTGAGE, SECURITY AGREEMENT AND
                               FINANCING STATEMENT

        This MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Mortgage") is made as of July __, 1997, by and between (a) FINE HOST CORPORATION, a Delaware corporation, with its principal place of business at 3 Greenwich Office Park, Greenwich, Connecticut 06831 (together with its successors and assigns, "Fine Host") and (b) BANKBOSTON, N.A., as Administrative Agent for the Banks (as defined below)(BankBoston, N.A., in such capacity, is hereinafter referred to as the "Administrative Agent"), with its principal place of business at 100 Federal Street, Boston, Massachusetts 02110.

        Reference is hereby made to a certain Fourth Amended and Restated Loan Agreement, dated of even date herewith (as the same may be hereafter further amended, modified, supplemented, extended or restated, from time to time, the "Loan Agreement") by and among Fine Host, all of the Subsidiaries of Fine Host, the Administrative Agent, USTrust as Documentation Agent for the Banks (in such capacity, the "Documentation Agent")(the Administrative Agent and the Documentation Agent are hereinafter sometimes referred to collectively as the "Agents") and various banks and other financial institutions which are or may hereafter become parties thereto (said banks and other financial institutions are hereinafter referred to collectively as the "Banks"). All capitalized terms not defined herein but defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement, and if not defined in the Loan Agreement, then the meanings given to such terms in the Uniform Commercial Code, as in effect, from time to time, in the Commonwealth of Kentucky (the "UCC").

Preliminary Statements:

        WHEREAS, Fine Host and all of its Subsidiaries have requested that the Existing Banks amend and restate in its entirety the Existing Loan Agreement in the manner provided in the Loan Agreement; and

        WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement and to the obligations of the Banks to make Extensions of Credit provided for therein that Fine Host shall have entered into this Mortgage;

        NOW, THEREFORE, in consideration of the premises contained herein, and to induce the Banks to amend and restate the Existing Loan Agreement, as provided in the Loan Agreement, and to induce the Banks to make Extensions of Credit under the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Fine Host hereby irrevocably warrants, grants, bargains, sells, transfers, conveys and assigns to the Administrative Agent, for the ratable benefit of the Banks, WITH MORTGAGE COVENANTS, subject to the terms and conditions of this Mortgage, all of the following-described estate, property and interest of Fine Host now or hereafter acquired, all of which, together with all cash and noncash proceeds thereof, is referred to in this Mortgage as the "Mortgaged Estate":

                    Property, Rents and Derivative Interests

        The real property commonly known as the Palace Theatre, located at Fourth Street, Louisville, Jefferson County, Kentucky, all as more particularly described in Exhibit A attached hereto and by this reference incorporated herein (the "Property"); all rents, issues, profits, royalties, income and other benefits derived from the Property (collectively, the "Rents"); all estate, right, title and interest of Fine Host in and to all leases or subleases covering the Property or any portion thereof and all guaranties thereof now or hereafter existing or entered into; all interests, estate or other claims, both in law and in equity, which Fine Host now has or may hereafter acquire in the Property; all easements, rights-of-way and rights used in connection therewith or as a means of access thereto, and all tenements, hereditaments and appurtenances thereof and thereto, and all water rights and shares of stock evidencing the same; all right, title and interest of Fine Host, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Property and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Property (collectively, the "Derivative Interests");




                                  Improvements

        Any and all buildings and improvements now or hereafter erected on the Property, including, but not limited to, the fixtures, attachments, appliances, equipment, machinery, and other articles attached to such buildings and improvements (the "Improvements");

                                Personal Property


        All right, title and interest of Fine Host in and to (i) all tangible personal property now owned or hereafter acquired by Fine Host, and (ii) all tangible personal property now or at any time hereafter located on or at the Property and used in connection therewith, including, but not limited to: all building materials stored on the Property, goods, machinery, tools, equipment (including fire sprinklers and alarm systems, air conditioning, heating and refrigerating equipment, equipment for electronic monitoring, entertainment, recreation, window or structural cleaning, maintenance, exclusion of vermin or insects, removal of dust, refuse or garbage and all other equipment of every kind), lobby and all other indoor and outdoor furniture (including tables, chairs, planters, desks, sofas, shelves, lockers and cabinets), wall beds, wall safes, furnishings, appliances (including dishwashers, garbage disposal units, refrigerators, fans, heaters, stoves, water heaters and incinerators), inventory, rugs, carpets and other floor coverings, draperies and drapery rods and brackets, awnings, window shades, venetian blinds, curtains, lamps, chandeliers and other lighting fixtures and maintenance and other supplies; other than such property owned by tenants of Fine Host and not acquired from Fine Host subsequent to the date of this Mortgage (the "Personal Property");

                                   Intangibles

        All of Fine Host's interest in all existing and future accounts, contract rights, general intangibles, files, books of account, agreements, permits, licenses and certificates necessary or desirable in connection with the acquisition, ownership, leasing, construction, operation, servicing or management of the Mortgaged Estate, whether now existing or entered into or obtained after the date hereof (the "Intangibles");

                                 Escrow Accounts

        All of Fine Host's interest in all existing and future escrow accounts established hereunder with respect to the Property including, but not limited to, escrows established for the payment of taxes, insurance, liens and encumbrances (the "Escrow Accounts"); and

                                Claims and Awards

        All the estate, interest, right, title, other claim or demand, including claims or demands with respect to the proceeds of insurance and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Mortgaged Estate (the "Claims and Awards"), and Fine Host hereby authorizes, directs and empowers the Administrative Agent, at its option, on Fine Host's behalf, and upon the occurrence and during the continuance of any Event of Default, to adjust, compromise, claim, collect and receive such proceeds and to give proper receipts and acquittances therefor.

        The  Rents,  Derivative  Interests,  Improvements,   Personal  Property,
Intangibles, Escrow Accounts and Claims and Awards are collectively referred to hereafter as the "Collateral".

        TO HAVE AND TO HOLD the Mortgaged Estate hereby granted or mortgaged, unto the Administrative Agent, and its substitutes, successors and assigns, in fee simple forever.

        PROVIDED, HOWEVER, that these presents are upon the condition that, if the obligations secured hereby shall be paid when due, and if Fine Host shall keep, perform and observe the obligations, covenants, agreements and provisions in this Mortgage, then this Mortgage and the estate and rights hereby granted shall cease, terminate and be void, but otherwise shall be and remain in full force and effect.


        THIS MORTGAGE SHALL SECURE THE FOLLOWING INDEBTEDNESS AND OBLIGATIONS, INCLUDING ALL REPLACEMENTS, RENEWALS, AMENDMENTS, EXTENSIONS, SUBSTITUTIONS AND
MODIFICATIONS:

                (i) Payment of all indebtedness (the aggregate principal amount of which indebtedness is Two Hundred Million and 00/100 Dollars ($200,000,000.00)) and performance of all obligations and covenants of Fine Host under or pursuant to the following:

                         (A) The Loan Agreement;

                         (B) All of the Notes;

                         (C) This Mortgage;

                         (D) A certain Conditional Assignment of Rentals, Profits and Income dated of even date herewith, from Fine Host, in favor of the Administrative Agent, to be recorded contemporaneously with this Mortgage (as the same may be amended or restated from time to time, the "Conditional Assignment of Rentals"); and

                         (E) All of the other Loan  Documents  executed  by Fine
                Host or any of the other Borrowers and delivered to the Administrative Agent herewith; and

                (ii) Payment of all future advances, all sums advanced by any of the Agents or the Banks to protect the Mortgaged Estate or otherwise made pursuant to the terms of the documents and instruments set forth in subparagraph (i) above, with interest on all the foregoing at the late rate, set forth in subsection 3.4(c) of the Loan Agreement (the "Late Rate"), from the date of such advance to the date of payment by the Borrowers.

                The indebtedness and the obligations secured by this Mortgage which are described in (i) and (ii) above are referred to herein as the "Secured Obligations." The final date on which the Secured Obligations must be paid in full is on or before the sixth anniversary of the date hereof.


                                    ARTICLE I

                     REPRESENTATIONS, WARRANTIES, COVENANTS
                           AND AGREEMENTS OF Fine Host

        Fine Host hereby represents, warrants, covenants and agrees:

     Section 1.01. Payment of Secured Obligations. Fine Host hereby grants this Mortgage to secure the payment and performance when due of the Secured Obligations.

        Section 1.02. Title of Fine Host. Fine Host has and shall maintain, subject only to the encumbrances listed as exceptions in Schedule B-I of the mortgagee's title insurance policy delivered to the Administrative Agent by Fine Host herewith, in its own right, good, marketable and indefeasible title in fee simple to the Mortgaged Estate, and Fine Host has full right to make this conveyance.

        Section 1.03. Capital Improvements. Fine Host shall not make any expenditures for Improvements on the Property which, individually or in the aggregate, would materially and adversely affect the value, utility or current use of the Mortgaged Estate.

        Section 1.04. Maintenance, Repair, Alterations. Fine Host shall: (i) keep the Mortgaged Estate in good condition and repair, subject to reasonable and ordinary wear and tear; (ii) not remove, demolish or substantially alter any of the Improvements, except in preparation of the interior of the Improvements for new tenants in a manner which complies with all building codes, health codes and other applicable laws, ordinances, and regulations, and all covenants, conditions or restrictions affecting the Mortgaged Estate; (iii) complete promptly and in a good and workmanlike manner any improvement, construction or restoration on the Property and pay when due all claims for labor performed and materials furnished therefor; (iv) comply with all laws, ordinances, regulations, covenants, conditions and restrictions now or hereafter affecting the Mortgaged Estate or any part thereof, including without limitation, the Americans with Disabilities Act and the Fair Housing Act, if applicable to the Mortgaged Estate, and all regulations promulgated pursuant thereto, except for such laws, ordinances, regulations, covenants, conditions and restrictions the violation of which would not, in the aggregate, have a Material Adverse Effect;
(v) keep and maintain grounds, sidewalks, roads, parking and landscape areas in good and neat order and repair; and (vi) not commit, suffer or permit any act to be done in or upon the Mortgaged Estate in violation of any law, ordinance or regulation (except as otherwise provided in clause (iv) above). Fine Host shall have the right to contest by appropriate legal proceedings, at Fine Host's expense and without cost or expense to the Administrative Agent, the validity of any laws, ordinances, orders, rules, regulations, covenants, conditions or restrictions affecting the Mortgaged Estate or the business conducted on the Property if compliance therewith is legally held in abeyance without the incurrence of any charge or lien against the Mortgaged Estate, and further provided such noncompliance or contest shall not otherwise adversely affect the validity or priority of this Mortgage; and in such event Fine Host may postpone compliance therewith until the final determination of any such proceedings, provided that Fine Host shall at all times prosecute such proceedings diligently and in good faith to completion.

        Section 1.05. Required Insurance. Fine Host shall maintain insurance in respect of the Mortgaged Estate in compliance with the provisions of subsection
6.6 of the Loan Agreement and shall otherwise comply with all such provisions as they are applicable to the Mortgaged Estate.

        Section 1.06.  Indemnification; Subrogation; Waiver of Offset.

                (a) Fine Host shall indemnify and hold each of the Agents and the Banks harmless from all liability arising in connection with any litigation concerning this Mortgage or the Mortgaged Estate, including all reasonable attorneys' fees and expenses incurred by any of the Agents or the Banks in any such litigation, but not including any litigation arising from any fault or misconduct of any of the Agents or the Banks. Without limiting the generality of the foregoing, Fine Host represents and warrants to each of the Agents and the Banks that no agent or broker or finder has acted on its behalf in connection with the loan secured hereby or in connection with the Loan Documents. Fine Host hereby indemnifies each of the Agents and the Banks against any and all liability, loss, cost or damage, including attorneys' fees, associated with any claims of any agent, broker or finder alleged to have acted on behalf of Fine Host.

                (b) Fine Host waives any and all right to claim or recover against any of the Agents, the Banks, or their respective officers, employees, agents, attorneys and representatives, for loss of or damage to Fine Host, the Mortgaged Estate, Fine Host's property or the property of others under Fine Host's control from any cause insured against or required to be insured against by the provisions of this Mortgage, except to the extent that any insurance payments pursuant to claims are not paid due to the gross negligence or willful misconduct of any of the Agents or the Banks.

                (c) All sums payable by Fine Host hereunder shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the Secured Obligations of Fine Host hereunder shall in no way be released, discharged or otherwise affected by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Mortgaged Estate or any part thereof; (ii) any restriction or prevention of or interference with any use of the Mortgaged Estate or any part thereof; (iii) any title defect or encumbrance or any eviction from the Property or the Improvements or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Fine Host, or any action taken with respect to this Mortgage by any trustee or receiver of Fine Host, or by any court, in any such proceeding; or (v) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not Fine Host shall have notice or knowledge of any of the foregoing. To the extent permitted by law, Fine Host waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any Secured Obligation, except to the extent that Fine Host's rights have been affected by the gross negligence or willful misconduct of the Administrative Agent.

        Section 1.07.  Taxes and Impositions.

                (a) Fine Host agrees to pay when due all real property taxes and assessments, general and special, and all other fees, taxes and assessments of any kind or nature whatsoever, which are assessed or imposed upon the Mortgaged Estate, or become due and payable, and which create a lien upon any part of the Mortgaged Estate, or which are imposed upon the Administrative Agent's interest in the Mortgaged Estate (all of which taxes, assessments and other governmental and nongovernmental charges of like nature are hereinafter referred to as "Impositions").

                (b) If at any time after the date hereof, there shall be assessed or imposed (i) a tax or assessment on the Mortgaged Estate in lieu of or in addition to the Impositions payable by Fine Host pursuant to subparagraph (a) hereof, or (ii) a license fee, tax or assessment imposed on the Administrative Agent and measured by or based in whole or in part upon the amounts of the outstanding Secured Obligations, then all such taxes, assessments or fees shall be deemed to be included within the term "Impositions" as defined in subparagraph (a) hereof, and Fine Host shall pay and discharge the same as herein provided with respect to the payment of Impositions. If, at any time, Fine Host fails to pay when due any Imposition, the Administrative Agent may, at the Administrative Agent's election, but without obligation to do so, advance any amounts to pay such Imposition, which advances, if any, shall be secured hereby and shall be repayable to the Administrative Agent upon demand, with interest thereon, at the Late Rate.

                (c) Fine Host covenants to furnish the Administrative Agent within ten (10) days after the date upon which any such Imposition is due and payable without the imposition of any interest or other penalty by Fine Host, official receipts of the appropriate taxing authority or other proof satisfactory to the Administrative Agent, evidencing the payment thereof.

                (d) Fine Host covenants and agrees to use its best efforts to prevent the joint assessment of the real and personal property, or any other procedure whereby the lien of the real property taxes and the lien of the personal property taxes shall be assessed, levied or charged to the Mortgaged Estate as a single lien.

        Section 1.08 Utilities. Fine Host shall pay when due all utility charges which are incurred for the benefit or otherwise affect the Mortgaged Estate for gas, electricity, water, telephone, cable or sewer services and all other assessments or charges of a similar nature, whether public or private, affecting the Mortgaged Estate or any portion thereof, whether or not such taxes, assessments or charges are liens thereon.

        Section 1.09. Actions Affecting Mortgaged Estate. Fine Host, or Fine Host's title insurance carrier if Fine Host's appearance is not required, shall appear in and contest any action or proceeding purporting to affect the title of Fine Host in the Mortgaged Estate, security hereof or the rights or powers of the Administrative Agent; and Fine Host shall pay all costs and expenses, including, without limitation, cost of evidence of title and reasonable attorneys' fees incurred by the Administrative Agent, in any such action or proceeding in which the Administrative Agent may appear.

        Section 1.10. Actions by the Administrative Agent To Preserve Mortgaged Estate. If Fine Host fail to make any payment or to do any act as and in the manner provided in this Mortgage, the Administrative Agent, in its sole discretion, without obligation to do so and without notice to or demand upon Fine Host and without releasing Fine Host from any Secured Obligation, may make or do the same in such manner and to such extent as the Administrative Agent may deem necessary to protect the security hereof. In connection therewith (without limiting its general powers), the Administrative Agent shall have and is hereby given the right, but not the obligation: (i) to enter upon and take possession of the Mortgaged Estate; (ii) to direct Fine Host to terminate any management agent (subject to the rights of third parties) and to employ such management agent as the Administrative Agent may determine; (iii) to make additions, alterations, repairs and improvements to the Mortgaged Estate which the Administrative Agent may consider necessary or proper to keep the Mortgaged
Estate in good condition and repair; (iv) to appear and participate in any action or proceeding affecting or which may affect the security hereof or of the Administrative Agent; (v) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt which may affect or appears to affect the lien of this Mortgage or be prior or superior thereto; (vi) to pay necessary expenses of counsel or other necessary or desirable costs and expenses incurred by the Administrative Agent in exercise by the Administrative Agent of the foregoing rights, including without limitation costs of evidence of title, court costs, appraisals, surveys and reasonable attorneys' fees and reasonable consultant fees, the payment of all of which costs and expenses shall be secured hereby; and upon demand by the Administrative Agent, all such costs and expenses shall be repayable by Fine Host to the Administrative Agent.

        Section 1.11. Survival of Warranties. Fine Host shall fully and faithfully satisfy and perform the Secured Obligations. All representations, warranties and covenants of Fine Host contained in any Loan Document and all warranties, representations or obligations contained in or evidenced by any document or writing delivered in connection with any Loan Document shall , except as provided in the Loan Agreement, remain continuing obligations, warranties and representations of Fine Host during any time when any portion of the Secured Obligations remain outstanding.

        Section 1.12. Eminent Domain. If the Mortgaged Estate, or any part thereof or interest therein, be taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner (a "Condemnation"), or should Fine Host receive any notice or other information regarding any such proceeding, Fine Host shall give prompt written notice thereof to the Administrative Agent. The Administrative Agent may participate in any such Condemnation proceedings, and Fine Host shall from time to time deliver to the Administrative Agent all instruments requested by the Administrative Agent to permit such participation. Fine Host shall, at its expense, diligently prosecute any such proceedings and shall consult with the Administrative Agent and its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. All proceeds of Condemnation awards or proceeds of sale in lieu of Condemnation with respect to the Mortgaged Estate and all judgments, decrees and awards for injury or damage to the Mortgaged Estate or any part thereof or interest therein shall be paid to the Administrative Agent and shall be applied first to all costs and expenses incurred by the Administrative Agent in obtaining the proceeds. The balance of the proceeds, if any, shall be applied at the option of Fine Host if no Event of Default has occurred and is continuing (or if any Event of Default has occurred and is continuing, at the option of the Administrative Agent), (i) toward altering, restoring or rebuilding the Mortgaged Estate or such portion thereof that may have been altered, damaged or destroyed or (ii) against Secured Obligations, in such order as Fine Host if no Event of Default has occurred and is continuing (or if any Event of Default has occurred and is continuing, in such order as the Administrative Agent), may in its discretion elect. If the Administrative Agent elects not to apply all of the Condemnation proceeds for the restoration or repair of the Mortgaged Estate as provided above, Fine Host shall not be required to repair or restore that portion of the Mortgaged Estate affected by the Administrative Agent's election and the failure to do so shall not constitute a breach by Fine Host of its obligation to maintain the Mortgaged Estate set forth in Section 1.04 hereof.

        Fine Host hereby assigns and transfers to the Administrative Agent, for the ratable benefit of the Banks, and agrees to execute such further assignments of, all such proceeds, judgments, decrees and awards as the Administrative Agent may request. The Administrative Agent is hereby authorized, in the name of Fine Host, to execute and deliver valid acquittances for, and to appeal from, any such judgment, decree or award. The Administrative Agent shall not be, in any event or circumstance, liable or responsible for failure to collect or exercise diligence in the collection of any proceeds, judgments, decrees or awards.

        Section 1.13. Additional Security. In the event the Administrative Agent at any time holds additional security for any of the Secured Obligations, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before, concurrently with or after any sale is made hereunder.

        Section 1.14. Successors and Assigns. This Mortgage and all warranties and covenants of Fine Host contained in the Loan Documents apply to, inure to the benefit of and bind all parties hereto, their heirs, successors and assigns.

        Section 1.15. Inspections. The Administrative Agent or its representatives are authorized to enter at any reasonable time upon prior reasonable notice in any part of the Mortgaged Estate for the purpose of inspecting the same and all books, records and documents relating thereto, and for the purpose of performing any of the acts it is authorized to perform under the terms of any of the Loan Documents.

        Section 1.16. Further Assurances. So long as any Secured Obligation shall remain unpaid, Fine Host shall execute, acknowledge, where appropriate, and deliver from time to time promptly at the request of the Administrative Agent all such instruments and documents as in the opinion of the Administrative Agent are necessary or desirable to preserve the first priority mortgage lien created by this Mortgage.

     Section 1.17. No Event of Default. Fine Host agrees to notify the Administrative Agent immediately in writing upon its knowledge of any default or Event of Default.

        Section 1.18. Transfer of Interests in Mortgaged Estate. Fine Host shall not Convey (as defined below) or permit the Conveyance (as defined below) of, ownership or control of all or any part of the Mortgaged Estate or any legal or beneficial interest therein (including without limitation, rents, issues or profits arising from the Mortgaged Estate)(an "Ownership Interest"), except in compliance with the provisions of the Loan Agreement, provided that the foregoing shall not prohibit Fine Host from entering into leases, management, occupancy, concession or service agreements or other agreements that Fine Host determines to be in the best interests of Fine Host in connection with its ownership or operation of the Mortgaged Estate. "Convey" as used in this Mortgage shall mean convey, sell, alienate, transfer, mortgage, encumber, assign, pledge or otherwise dispose of voluntarily, involuntarily, by operation of law or otherwise.
"Conveyance" as used in this Mortgage shall mean any act of Conveying.

        In the event that any Ownership Interest becomes vested in a person or persons in a manner which violates the terms hereof, the Administrative Agent may, without notice to Fine Host or any other party, and notwithstanding the existence of such default, deal with such successor or successors in interest with reference to this Mortgage, the Notes, and the other Loan Documents in the same manner as with Fine Host, without in any way releasing, discharging or otherwise affecting the liability of Fine Host hereunder, or for the Secured Obligations. No sale or Conveyance of all or any portion of the Mortgaged Estate or any other Ownership Interest, no forbearance on the part of the Administrative Agent, no extension of the time for the payment of the Secured Obligations or any change in the terms thereof consented to by the Administrative Agent shall in any way whatsoever operate to release, discharge, modify, change or affect the original liability of Fine Host herein, either in whole or in part, nor shall the full force and effect of this lien be altered thereby, except as permitted by the Loan Agreement.

        Fine Host shall not Convey all or any part of the Collateral or any legal or beneficial interest therein (a "Collateral Ownership Interest") except in compliance with the provisions of the Loan Agreement and shall not otherwise do or permit anything to be done or occur that may impair the Collateral as security hereunder except that so long as this Mortgage is not in default, Fine Host shall be permitted to sell or otherwise dispose of any portion of the
Collateral when absolutely worn out, inadequate, unserviceable or unnecessary for use in the operation of the Mortgaged Estate or in the conduct of the business of Fine Host, upon replacing the same or substituting for the same other Collateral at least equal in value to the initial value of that disposed of and in such a manner so that said Collateral shall be subject to the security interest created hereby and so that the security interest of the Administrative Agent hereunder shall be the first priority security interest in said Collateral.

        Any Conveyance of any Ownership Interest or any Collateral Ownership Interest shall have no effect upon, and shall not limit in any manner, the liability under the Loan Documents of the party making such Conveyance.

        Section 1.19. Advances. If Fine Host shall fail to perform any of the covenants herein contained or contained in any instrument constituting additional security for the Notes, the Banks may, but without obligation to do so, make advances to perform same in its behalf, and all sums so advanced shall be a lien upon the Mortgaged Estate and shall be secured by this Mortgage. The Borrowers shall repay on demand all sums so advanced in its behalf with interest at the Late Rate, to the maximum extent allowable under law. Nothing herein contained shall prevent any such failure to perform on the part of Fine Host from constituting an Event of Default as defined below.

     Section 1.20. Financial Statements; Financial Condition. Fine Host shall deliver to the Administrative Agent all of the financial information relating to Fine Host as and when required by the Loan Documents.

        Section 1.21. Estoppel Certificates. Fine Host, within ten (10) days after written request from the Administrative Agent, shall furnish a duly acknowledged written statement setting forth the amount of the debt secured by this Mortgage, and stating either that no setoffs or defenses exist against the Mortgage debt, or, if such setoffs or defenses are alleged to exist, the nature thereof.

        Section 1.22. Conditional Assignment of Rentals. Fine Host agrees to execute and deliver to the Administrative Agent, in addition to the Conditional Assignment of Rentals, such assignments of leases and rents applicable to the Mortgaged Estate as the Administrative Agent may from time to time request while this Mortgage and the debt secured hereby are outstanding.

        Except with the Administrative Agent's prior written consent, Fine Host shall not execute (except as noted above) an assignment of the rents or profits or any part thereof from the Mortgaged Estate.

        Nothing herein shall obligate the Administrative Agent to perform the duties of Fine Host as landlord or lessor under any such leases or tenancies. Fine Host hereby covenants and agrees that it shall at all times promptly and faithfully perform, or cause to be performed, in all material respects, all of the covenants, conditions and agreements contained in all leases of the Mortgaged Estate now or hereafter existing, on the part of the lessor thereunder to be kept and performed.

        If any of such leases provide for the giving by the lessee of certificates with respect to the status of such leases, Fine Host shall exercise its right to request such certificates within five (5) days of any demand therefor by the Administrative Agent. Any leases entered into after the date hereof shall contain such a provision.

        Fine Host shall furnish to the Administrative Agent, within ten (10) days after a written request by the Administrative Agent to do so, a Subordination and Attornment Agreement from each lessee of any portion of the Mortgaged Estate. Any leases entered into after the date hereof shall contain Subordination and Attornment provisions satisfactory to the Administrative Agent and shall require the execution and recording of a Subordination and Attornment Agreement with the Administrative Agent from time to time at the Administrative Agent's option.

        Section 1.23. Assignment of Agreements and Permits. Fine Host agrees to execute and deliver to the Administrative Agent such assignments of agreements and permits applicable to the Mortgaged Estate as the Administrative Agent may from time to time request while this Mortgage and the debt secured hereby are outstanding and represents and agrees that all such agreements and permits are, and shall remain, in the name of Fine Host and not in the name of any other party. Except with the Administrative Agent's prior written consent, Fine Host shall not execute an assignment of the agreements and permits, and Fine Host shall not execute any management contracts or other service contracts relating to the Mortgaged Estate which are not terminable upon foreclosure of this Mortgage or transfer of title to the Mortgaged Estate to the Administrative Agent.

        Section 1.24.  Hazardous Materials.

        (a) As used herein, "Hazardous Material" means (A) any substance, material, or matter that may give rise to liability under (i) the Resource Conservation Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. Sections 6902 et seq.; (ii) the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act, 42 U.S.C. Sections 9601 et seq.;
(iii) the Clean Water Act, 33 U.S.C. Sections 466 et seq. and 33 U.S.C. Sections 1344 et seq.; (iv) the Safe Drinking Water Act, 14 U.S.C. Sections 1401-1450;
(v) the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2629; (vi) the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq.; (vii) the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901 et seq.;
(viii) the Clean Air Act, 42 U.S.C. Sections 7401 et seq.; (ix) any local, state or federal rules and regulations promulgated pursuant to items (i) through (ix) and any similar local, state or federal laws, rules, ordinances or regulations either in existence as of the date hereof, or enacted or promulgated after the date of this Agreement, that concern the transportation storage, placement, handling, treatment, release, discharge, generation, manufacture, production, disposal, management, control, containment, and/or removal (collectively, "Treatment") of substances or materials that are or may become a threat to public health or the environment; or (xi) any common law theory involving materials or substances which are or are alleged to be hazardous to human health or the environment based on nuisance, trespass, negligence, strict liability or other tortious conduct (items (i) through (xi), as the same may be amended from time to time, are collectively referred to herein as "Environmental Laws"); (B) any "hazardous substance" listed in the U.S. Department of Transportation Table (49 C.F.R. 172.101), as the same may be amended from time to time; and (C) asbestos, lead paint, pcb's, urea formaldehyde foam insulation, radioactive materials, and any materials, the removal of which is required or the maintenance of which is prohibited or penalized.

        (b) Fine Host covenants and warrants  that,  until the later to occur of
(a) the sale of the entire Mortgaged Premises by Fine Host, or (b) discharge of this Mortgage of record, it will comply with and conform to, and will require any and all users and occupants of the Mortgaged Estate to comply with and conform to, all applicable Environmental Laws, except for such Laws the violation of which would not, in the aggregate, have a Material Adverse Effect. Fine Host further covenants there is currently no Treatment of any Hazardous Material occurring upon, in or from, or which affects, the Mortgaged Estate, and that Fine Host will not engage in or permit any party to engage in any Treatment of any Hazardous Material upon, in or from, or which affects, the Mortgaged Estate (except in compliance with Environmental Laws), and that on the date of this Mortgage, to the best of Fine Host's knowledge, the Mortgaged Estate complies with all Environmental Laws.

        (c) Immediately upon receipt of any Notice, as defined in the next sentence, Fine Host shall deliver to the Administrative Agent a complete copy of any written Notice or a complete report in writing of the content of any other Notice. "Notice," for the purposes of this subparagraph (c), shall mean any note, notice, or report of any of the following, whether received prior to or after the date of this Mortgage: (i) any suit, proceeding, investigation, order, consent order, injunction, writ, award, or action relating to or affecting or indicating the Treatment of any Hazardous Material upon, in, from or which affects the Mortgaged Estate; (ii) any spill, contamination, discharge, leakage, release or escape of any Hazardous Material upon, in, from or affecting the Mortgaged Estate, whether sudden or gradual, accidental or anticipated, or of any other nature ("Spill"); (iii) any dispute relating to any Spill or to Fine Host's or any other party's Treatment of any Hazardous Material upon, in, from or affecting the Mortgaged Estate; (iv) any claims by or against any insurer related to or arising out of any Spill or the Treatment of any Hazardous Material upon, in, from or affecting the Mortgaged Estate; (v) any recommendations or requirements of any governmental or regulatory authority, insurer or board of underwriters relating to any Spill or to any Treatment of Hazardous Material upon, in, from or affecting the Mortgaged Estate, (vi) any legal requirement or breach thereof related to any Spill or to the Treatment of Hazardous Material upon, in, from or affecting the Mortgaged Estate; or (vii) any tenant, licensee, concessionaire, manager, or other party or entity occupying or using the Mortgaged Estate or any part thereof having engaged in or engaging in the Treatment of any Hazardous Material upon, in, from or affecting the Mortgaged Estate.

        (d) In the event that (i) Fine Host causes, suffers or permits, directly or indirectly, any Spill, or (ii) any Spill has occurred during the term of this Mortgage, then Fine Host shall immediately take all of the following actions:
(A) notify the Administrative Agent as provided in Section 6.04; (B) devise a plan (the "Clean-up Plan") for the assessment, clean-up, remediation and removal of the Spill and any contamination related to the Spill, which Clean-up Plan must be approved by the Administrative Agent and, if required by any Environmental Law, any applicable governmental or regulatory authority, prior to any such clean-up, remediation or removal; (C) take all steps necessary or desirable in the Administrative Agent's reasonable judgment, and otherwise in accordance with the Clean-up Plan, to clean up any such Spill or any contamination related to such Spill; (D) fully restore the Mortgaged Estate to its condition prior to the Spill; (E) allow the Administrative Agent to monitor and inspect all cleanup and restoration related to such Spill; and (F) post a bond with the Administrative Agent (drawn upon a company satisfactory to the Administrative Agent) or deposit an amount of money in an escrow account under the Administrative Agent's name upon which bond or escrow the Administrative Agent may draw, and which bond or escrow shall be in an amount sufficient in the Administrative Agent's reasonable judgment to meet all of Fine Host's obligations under this subparagraph. Notwithstanding anything contained herein to the contrary, in the event that Fine Host receives a written complaint for any cleanup, removal or restoration of the Mortgaged Estate to the extent mandated by any public official acting lawfully under any Environmental laws, Fine Host shall not be considered in default of its obligations under this subparagraph if Fine Host is contesting such complaint in good faith and the enforcement thereof is withheld pending such contest. The Administrative Agent shall have the right to draw against the bond or escrow in its discretion in the event that Fine Host does not meet its obligations under this subparagraph. In addition to the foregoing right to draw against any bond or escrowed funds, the Administrative Agent, as its election and in it sole discretion, may (but shall not be obligated to) otherwise cure any failure on the part of Fine Host or any occupant of the Mortgaged Estate to comply with the Environmental Laws, including, without limitation, taking any or all of the following actions:

                (x) arrange and pay for the assessment, cleanup or containment of Hazardous Material found on the Mortgaged Estate, provided, however, except in the event of an emergency when immediate action is required as determined by the Administrative Agent in its sole discretion, the Administrative Agent shall not institute any remedial action hereunder without first having given Fine Host the opportunity to take the actions set forth in this subparagraph;

                (y) pay on behalf of Fine Host or any other occupant of the Mortgaged Estate, any fines or penalties imposed by any governmental or regulatory authority in connection with such Hazardous Material; and

                (z) make any other payment or perform any other act which may prevent or abate a release or threat of release of Hazardous Material, facilitate the cleanup thereof, or prevent a lien from attaching to the Mortgaged Estate.

        Any partial exercise by the Administrative Agent of the remedies set forth in this subparagraph or any partial undertaking on its part to cure Fine Host's or any other occupant of the Mortgaged Estate's failure to comply with the Environmental Laws, shall not obligate the Administrative Agent to complete the actions taken or to expend further sums to cure such noncompliance; neither shall the exercise of any such remedies operate to place upon the Administrative Agent any responsibility for the operation, control, care, management or repair of the Mortgaged Estate, provided, however, except in the event of an emergency when immediate action is required as determined by the Administrative Agent in its sole discretion, the Administrative Agent shall not institute any remedial action hereunder without first having given Fine Host the opportunity to take the actions set forth in this subparagraph.

        Any amounts paid or costs incurred by the Administrative Agent as a result of any of the above shall be a cost incurred for the protection of the Mortgaged Estate and shall be immediately due and payable by Fine Host, and until paid shall be added to and become a part of the indebtedness and obligations secured by this Mortgage; and the Administrative Agent, by making any such payment or incurring any such costs, shall be subrogated to any rights of Fine Host or any occupant of the Mortgaged Estate to seek reimbursement of such costs from any third parties, including, without limitation, any "responsible party" under the Environmental Laws.

        (e) the Administrative Agent shall have the right, but not the obligation, to enter upon, inspect, monitor and conduct, at Fine Host's sole cost and expense, such environmental tests and surveys of the Mortgaged Estate and Fine Host's use of the Mortgaged Estate as the Administrative Agent deems appropriate in order to determine Fine Host's compliance with the terms of this
Section 1.24 and the representations and warranties set forth in this Section 1.24.

        (f) Fine Host hereby represents, warrants and confirms that: (i) neither Fine Host nor, to the best of Fine Host's knowledge, any other person is engaged or has ever engaged, in the Treatment of any Hazardous Material upon, in, from or affecting the Mortgaged Estate; (ii) Fine Host, to the best of its knowledge, has complied with all Environmental Laws relating to the Treatment of any Hazardous Material upon, in, from or affecting the Mortgaged Estate; (iii) there is no suit, claim, proceeding, investigation, order, consent order, injunction, writ, award, or action threatened, pending, or in effect, which relates to the Treatment of any Hazardous Material upon, in, from or affecting the Mortgaged Estate and which involves or affects Fine Host or the Mortgaged Estate; nor does Fine Host know of any basis for any such suit, claim, proceeding, investigation, order, consent order, injunction, writ, award or action; (iv) there are no, nor, to the best of Fine Host's knowledge, have there ever been any, underground (or partially underground) tanks of any kind at the Mortgaged Estate; (v) to the best of Fine Host's knowledge, no governmental or regulatory authority, including, without limitation, the United States Environmental Protection Agency has made a determination or finding that (A) Fine Host or any other person or entity engaged, engages, or will engage in the Treatment of any Hazardous Material upon, in, from or affecting the Mortgaged Estate; (B) there exists or existed any underground (or partially underground) tanks of any kind at the Mortgaged Estate; or (C) Fine Host is a transporter of Hazardous Material; or
(D) there has been any past or present Spill; (vi) to the best of Fine Host's knowledge, after due diligence and investigation, no agent, tenant, licensee, concessionaire, manager, or other party or entity occupying or using the Mortgaged Estate or any part thereof has engaged in or engages in the Treatment of any Hazardous Material upon, in, from or affecting the Mortgaged Estate; and
(vii) Fine Host has not received any Notice, and is not aware of the existence of any Notice. Fine Host shall immediately notify the Administrative Agent in the event that any of the representations set forth in this subparagraph are no longer true in any material respect at any time.

        (g) Fine Host covenants and agrees that all leases, licenses and agreements of any kind hereafter executed which permit any party to occupy, possess, or use in any way the Mortgaged Estate or any part thereof, whether oral or written (collectively, the "Leases") shall include an express prohibition of the Treatment of any Hazardous Material upon, in, from or affecting the Mortgaged Estate (except in compliance with Environmental Laws), and the failure to comply with such prohibition shall expressly constitute a default under any such Lease. All Leases shall also expressly require that the parties to such Leases shall deliver upon request estoppel certificates to Fine Host and to the Administrative Agent expressly stipulating whether any party to such Lease is engaged in or has engaged in the Treatment of any Hazardous Material upon, in, from or affecting the Mortgaged Estate, and whether such party has caused a Spill and whether, to the best of their knowledge, a Spill has otherwise occurred.

        (h) Notwithstanding anything in this Mortgage to the contrary, the representations and undertakings of Fine Host in this Section 1.24 shall survive the expiration or termination of this Mortgage regardless of the means of such expiration or termination.

        (i) Fine Host expressly agrees that in the event Fine Host fails, in any material respect, in any of its obligations under this Section 1.24, such failure shall constitute an Event of Default hereunder, the Administrative Agent shall have the right, at its sole option, to exercise any and all rights and remedies granted to the Administrative Agent hereunder and/or by law or in equity, including but not limited to the right to foreclose the lien of this Mortgage.


                                   ARTICLE II

                          ADMINISTRATIVE AGENT'S POWERS

        At any time, or from time to time, without liability therefor, and without affecting the personal liability, if any, of any person for payment of the Secured Obligations or the effect of this Mortgage upon the remainder of the Mortgaged Estate, the Administrative Agent may without notice (i) release any part of the Mortgaged Estate, (ii) consent in writing to the making of any map or plan thereof, (iii) join in granting any easement thereon, (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof,
(v) release any person so liable, (vi) extend the maturity or alter any of the terms of any Secured Obligations, (vii) grant other indulgences, (viii) take or release any other or additional security for any obligation herein mentioned,
(ix) make compositions or other arrangements with debtors in relation thereto, or (x) advance additional funds to protect the security hereof and pay or discharge the Secured Obligations of Fine Host hereunder, and all amounts so advanced shall be secured hereby and shall be due and payable upon demand by the Administrative Agent.


                                   ARTICLE III

                               ASSIGNMENT OF RENTS

        Fine Host hereby assigns and transfers to the Administrative Agent, for the ratable benefit of the Banks, all of the rents, issues and profits of the Mortgaged Estate. The terms of such assignment are more specifically set forth in the Conditional Assignment of Rentals which terms, by this reference, are incorporated herein.

                                   ARTICLE IV

                               SECURITY AGREEMENT

        Section 4.01. Creation of Security Interest. With respect to any portion of the Mortgaged Estate which constitutes Personal Property, fixtures or other property governed by the UCC, including, without limitation, the Collateral, this Mortgage shall constitute a security agreement between Fine Host as the debtor and the Administrative Agent as the secured party, and Fine Host hereby grants to the Administrative Agent, for the ratable benefit of the Banks, a security interest in such portion of the Mortgaged Estate. Cumulative of all other rights of the Administrative Agent hereunder, the Administrative Agent shall have all of the rights conferred upon secured parties by the UCC. Fine Host will execute and deliver to the Administrative Agent all financing and continuation statements and other information that are from time to time required or appropriate to establish and maintain the validity and priority of the security interest of the Administrative Agent, or any modification thereof, and pay all costs and expenses of any searches required by the Administrative Agent. The Administrative Agent may exercise any or all of the remedies of a secured party available to it under the UCC with respect to such property, and it is expressly agreed that if upon an Event of Default (as herein defined) the Administrative Agent should proceed to dispose of such property in accordance with the provisions of the UCC, seven (7) days' notice by the Administrative Agent to Fine Host shall be deemed to be reasonable notice under any provision of the UCC requiring such notice; provided, however, that the Administrative Agent may at its option dispose of such property in accordance with the Administrative Agent's rights and remedies with respect to the real property pursuant to the provisions of this Mortgage, in lieu of proceeding under the UCC.

        Without in any way derogating from the Administrative Agent's consent rights contained in Section 1.21 hereof, Fine Host shall give advance notice in writing to the Administrative Agent of any proposed change in Fine Host's name, identity, address, or business form or structure and will execute and deliver to the Administrative Agent, prior to or concurrently with the occurrence of any such change, all additional financing statements that the Administrative Agent may require to establish and maintain the validity and priority of the Administrative Agent's security interest with respect to any of the Mortgaged Estate described or referred to herein.

        Some of the items of the Mortgaged Estate described herein are goods that are or are to become fixtures related to the Property, and it is intended that as to those goods, this Mortgage shall be effective as a financing statement filed as a fixture filing from the date of its filing for record in the real estate records of the county in which the Mortgaged Estate is situated. Information concerning the security interest created by this instrument may be obtained from the Administrative Agent, as secured party, and from Fine Host, as debtor, at the addresses stated in Section 6.04 of this Mortgage.

        Section 4.02. Warranties, Representations and Covenants of Fine Host. Fine Host hereby warrants, represents and covenants, with respect to the Personal Property that all covenants and obligations of Fine Host contained herein relating to the Mortgaged Estate shall be deemed to apply to the Personal Property whether or not expressly referred to herein.


                                    ARTICLE V

                              REMEDIES UPON DEFAULT

 Section 5.01.   Acceleration Upon Default; Additional Remedies.
 Upon the occurrence of an Event of Default, the Administrative Agent may:

                (i) Declare all Secured Obligations to be due and payable, and the same shall thereupon become due and payable without any presentment, demand, protest or notice of any kind except as otherwise provided herein, and Fine Host hereby waives notice of intent to accelerate the Secured Obligations, all subject to the provisions of the Loan Agreement;

                (ii) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, and without regard to the adequacy of its security, enter upon and take possession of the Mortgaged Estate or any part thereof and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Mortgaged Estate, or part thereof or interest therein, increase the income therefrom or protect the security hereof and, with or without taking possession of the Mortgaged Estate, take any action described in Articles II, III or IV hereof, sue for or otherwise collect the rents, issues and profits thereof, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection including reasonable attorneys' fees, upon any Secured Obligations, all in such order as the Administrative Agent may determine. The entering upon and taking possession of the Mortgaged Estate, the taking of any action described in Articles II, III or IV hereof, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default or invalidate any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in possession of the Mortgaged Estate or the collection, receipt and application of rents, issues or profits, the Administrative Agent shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon occurrence of any Event of Default, including the right to exercise the power of sale herein conferred;

                (iii) Commence an action to foreclose this Mortgage, appoint a receiver, specifically enforce any of the covenants hereof, or sell the Mortgaged Estate pursuant to the power of sale herein conferred;

     (iv) Exercise any or all of the remedies available to a secured party under the UCC; and

                (v) Apply any sums or amounts received pursuant to Section 1.05 or Section 1.12 hereto, or as rents or income of the Mortgaged Estate or otherwise, upon any Secured Obligation in such manner and order as the Administrative Agent may elect. The receipt, use or application of any such sums by the Administrative Agent hereunder shall not be construed to affect the maturity of any Secured Obligation or any of the rights or powers of the Administrative Agent under the terms of the Loan Documents or any of the obligations of Fine Host or any of the other Borrowers.

        Section 5.02. Appointment of Receiver. If an Event of Default shall have occurred, the Administrative Agent, as a matter of right and without notice to Fine Host or anyone claiming under Fine Host or any other party, and without regard to the then value of the Mortgaged Estate or the interest of Fine Host therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Mortgaged Estate, and Fine Host hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of the Administrative Agent in case of entry as provided in Section 5.01(ii) and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged Estate unless such receivership is sooner terminated.

        Section 5.03 Remedies Not Exclusive. The Administrative Agent shall be entitled to enforce payment and performance of any Secured Obligations hereby and to exercise all rights and powers under this Mortgage or under any Loan Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Secured Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Every power or remedy given by any of the Loan Documents to the Administrative Agent, or to which the Administrative Agent may be otherwise entitled, may be exercised without prejudice to any other power or remedy, concurrently, independently, in any order and in any manner from time to time and as often as may be deemed expedient by the Administrative Agent. No remedy or power is intended to be exclusive of any other power or remedy and the Administrative Agent may pursue inconsistent remedies.

        The acceptance by any of the Agents or the Banks of any sum after the same is due shall not constitute a waiver of the right either to require prompt payment, when due, of all other sums hereby secured or to declare a default as herein provided. The acceptance by any of the Agents or the Banks of any sum in an amount less than the sum then due shall be deemed an acceptance on account only and upon condition that it shall not constitute a waiver of the obligation of Fine Host to pay the entire sum then due, and failure of Fine Host to pay such entire sum then due shall be and continue to be an Event of Default notwithstanding such acceptance of such amount on account, as aforesaid. Consent by any of the Agents or the Banks to any action or inaction of Fine Host which is subject to consent or approval of the Administrative Agent hereunder shall not be deemed a waiver of the right to require such consent or approval to future or successive actions or inactions. Nothing contained in this Mortgage shall be construed to constitute any of the Agents or the Banks as a "mortgagee in possession" in the absence of its taking actual possession of the Mortgaged Estate pursuant to the powers granted herein.

        Section 5.04 Marshalling. Notwithstanding the existence of any other security interest in the Mortgaged Estate held by the Administrative Agent or by any other party, the Administrative Agent shall have the right to determine the order in which any of the Mortgaged Estate or any part thereof shall be subjected to the remedies provided herein. The Administrative Agent shall have the right to determine the order in which any or all portions of the Secured Obligations are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Fine Host and any party who now or hereafter acquires a security interest in any of the Mortgaged Estate and who has actual or constructive notice hereof hereby waives, to the extent permitted by law, any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

                                   ARTICLE VI

                                  MISCELLANEOUS

        Section 6.01. Governing Law. This Mortgage shall be governed by the laws of the Commonwealth of Kentucky. Fine Host agrees that if Fine Host is not domiciled in Kentucky or does not have a registered agent in Kentucky, together with and in addition to any other reason permitted by law, the Administrative Agent may serve Fine Host through service on Kentucky's Secretary of State as per Kentucky's "long-arm" statue. Service through the Secretary of State shall bring Fine Host personally before the court as well as bring the real estate before the court. The last known address of Fine Host shall be considered the address given for Fine Host in the opening paragraph of this Mortgage unless Fine Host notifies the Administrative Agent in writing, of another address. Fine Host agrees to hold each of the Agents and the Banks harmless from and against any technical objections which Fine Host may have to service, if in fact Fine Host knew about the lawsuit or should have known but for willful or gross negligence of Fine Host.

        Section 6.02. Conflicts, Modifications. In the event that any provision or clause of this Mortgage conflicts with applicable laws, such conflicts shall not affect other provisions of this Mortgage which can be given effect without the conflicting provision, and to this end the provisions of this Mortgage are declared to be severable. This instrument cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought.

        Section 6.03. Waiver of Rights. To the extent permitted by law, Fine Host waives the benefit of all laws now existing or that hereafter may be enacted (i) providing for any appraisement before sale of any portion of the Mortgaged Estate, (ii) providing for a jury trial on any issues pertaining to the Loan Documents or any liability of Fine Host or (iii) in any way extending the time for the enforcement of the collection of the Secured Obligations or creating or extending a period of redemption from any sale made in collecting the Secured Obligations. To the full extent Fine Host may do so, Fine Host agrees that Fine Host will not at any time insist upon, plea, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension, redemption or homestead exemption, and Fine Host, for Fine Host, Fine Host's representatives, heirs, successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Estate, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, homestead exemption, notice of election to mature or declare due the whole of the Secured Obligations and marshalling in the event of foreclosure of the liens hereby created.

        Section 6.04. Notices. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon the earlier of (a) personal delivery to the address set forth below, (b) in the case of mailed notice, three (3) days after deposit in the United States mails, with proper postage for certified mail, return receipt requested, prepaid, (c), in the case of telecopy notice, when received or (d) in the case of notice by Federal Express or other reputable overnight courier service, one (1) Business Day after delivery to such courier service, addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto:

        (i)     If to the Administrative Agent, at:

                BankBoston, N.A.
                100 Federal Street
                Boston, MA  02110
                Attention: Daniel P. Corcoran, Jr., Director
                             Mail Code:  01-07-05
                Telecopier No. 617-434-1279

        with a copy to:

                Peabody & Arnold
                50 Rowes Wharf
                Boston, MA  02110
                Attention:  Anil Khosla, Esq.
                Telecopier No. 617-951-2125

        (iii)   If to Fine Host, at:

                Fine Host Corporation
                3 Greenwich Office Park
                Greenwich, CT  06831
                Attention:  Richard E. Kerley, Chairman and CEO
                Telecopier No. 203-629-5089







        with a copy to:

                Willkie Farr & Gallagher
                One Citicorp Center
                153 East 53rd Street
                New York, NY  10022
                Attention:  Cornelius T. Finnegan, III, Esq.
                Telecopier No. 212-821-8111

        Section 6.05. Rules of Construction. When the identity of the parties hereto or other circumstances make it appropriate, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. The headings of each Article, Section and paragraph are for information and convenience only and do not limit or construe the contents of any provision hereof. The relationship created herein is one of debtor and creditor and shall not be construed to create a partnership, venture or any other relationship between Fine Host and the Administrative Agent. To the extent any conflict or inconsistency exists in this Mortgage and/or any of the Loan Documents, Fine Host shall first be bound by the terms of the Loan Agreement, then the terms of the other Loan Documents and then the terms of this Mortgage.

        Section 6.06. Successors in Interest. This Mortgage applies to, inures to the benefit of, and is binding not only on the parties hereto, but also on their heirs, executors, administrators, successors and assigns.

        Section 6.07. Covenants Run with the Land. All the grants, covenants, terms provisions and conditions herein shall run with the land.

        Section 6.08. Counterparts. This Mortgage may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Mortgage.

        Section 6.09. Subrogation. To the extent that proceeds of the Notes or advances under this Mortgage are used to pay any outstanding lien, charge or prior encumbrance against the Mortgaged Estate, such proceeds or advances have been or will be advanced by the Administrative Agent at Fine Host's request, and the Administrative Agent shall be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, irrespective of whether said liens, charges or encumbrances are released of record.

        Section 6.10. Assignment of the Administrative Agent's Interest. Subject to the provisions of subsection 10.15 of the Loan Agreement, Fine Host hereby specifically grants unto the Administrative Agent the right and privilege, at the Administrative Agent's option, to transfer and assign to any third person all or any portion of the Administrative Agent's interest and obligations hereunder. Upon any such transfer, Fine Host, at the Administrative Agent's request, shall provide an estoppel certificate to such third person in form and content satisfactory to the Administrative Agent, in its reasonable discretion.

        IN WITNESS WHEREOF, Fine Host has caused this Mortgage to be executed under seal on the day and year set forth in the acknowledgement set forth below, all as of the day and year first written above.

                FINE HOST CORPORATION


              By: ________________________________________
                   Name:
                   Title:
                          Its duly authorized officer

STATE OF ____________________

COUNTY OF ____________________

        The foregoing instrument was acknowledged before me on this ____ day of July, 1997, by ___________________________________, as ____________________, of
FINE HOST CORPORATION, a Delaware corporation, for and on behalf of said corporation, pursuant to duly authorized resolution.


                     ----------------------------------
                     Notary Public

                     ----------------------------------
                     Print Name of Notary
                     My Commission Expires:
                     [AFFIX NOTARIAL SEAL]

This instrument prepared by and after recorded return to:


-------------------------------
Sharon S. Elliston, Esq.
Ziegler & Schneider, P.S.C.
7300 Turfway Road, Suite 505
Florence, KY  41042

                                    EXHIBIT A

                              Property Description

                                                                   EXHIBIT N

              CONDITIONAL ASSIGNMENT OF RENTALS, PROFITS AND INCOME

         This CONDITIONAL ASSIGNMENT OF RENTALS, PROFITS AND INCOME (this "Assignment") is made as of July 30, 1997, by and between (a) FINE HOST CORPORATION, a Delaware corporation, with its principal place of business at 3 Greenwich Office Park, Greenwich, Connecticut 06831 (together with its successors and assigns, "Fine Host") and (b) BANKBOSTON, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") for various banks and other financial institutions which are or may hereafter become parties (said banks and other financial institutions are hereinafter referred to collectively as the "Banks") to that certain Fourth Amended and Restated Loan Agreement, dated of even date herewith (as the same may be hereafter further amended, modified, supplemented, extended or restated, from time to time, the "Loan Agreement") by and among Fine Host, all of the Subsidiaries of Fine Host, the Administrative Agent, USTrust as Documentation Agent for the Banks (in such capacity, the "Documentation Agent")(the Administrative Agent and the Documentation Agent are hereinafter sometimes referred to collectively as the "Agents") and the Banks.

         Reference is hereby made to a certain Mortgage, Security Agreement, and Financing Statement, dated of even date herewith (as the same may be hereafter amended, modified, supplemented, extended or restated, from time to time, the "Mortgage"), from Fine Host in favor of the Administrative Agent, which relates to the Mortgaged Estate (including, without limitation, the Property that is more particularly described on Exhibit A attached hereto and incorporated herein by reference (the "Property")) and which is to be recorded contemporaneously with this Assignment. All capitalized terms not defined herein but defined in the Mortgage shall have the meanings given to such terms in the Mortgage, and if not defined in the Mortgage, then the meanings given to such terms in the Uniform Commercial Code, as in effect, from time to time, in the Commonwealth of Kentucky (the "UCC").

Preliminary Statements:

         WHEREAS, Fine Host and all of its Subsidiaries have requested that the Existing Banks amend and restate in its entirety the Existing Loan Agreement in the manner provided in the Loan Agreement; and

         WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement and to the obligations of the Banks to make Extensions of Credit provided for therein that Fine Host shall have entered into this Assignment;

         NOW, THEREFORE, in consideration of the premises contained herein, and to induce the Banks to amend and restate the Existing Loan Agreement, as provided in the Loan Agreement, and to induce the Banks to make Extensions of Credit under the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Fine Host agrees as follows:

         1. Assignment; Certain Rights of Fine Host. To secure further the Secured Obligations, Fine Host hereby assigns, transfers, conveys and sets over to the Administrative Agent, for the ratable benefit of the Banks, all of Fine Host's estate, right, title and interest in, to and under all leases, occupancy agreements and guaranties thereof, whether existing on the date hereof or hereafter entered into (including any extensions, modifications or amendments thereto) relating to the Property (the "Leases"), together with all rights, powers, privileges, options and other benefits of Fine Host as the lessor under the Leases regarding the current tenants and any future tenants, and all the rents, issues, royalties, revenues, profits, and income from the Mortgaged Estate (collectively the "Rents"), including without limitation, those now due, past due or to become due. Fine Host irrevocably appoints the Administrative Agent its true and lawful attorney-in-fact, at the option of the Administrative Agent at any time and from time to time, upon the occurrence and during the continuance of an Event of Default, to take possession and control of the Mortgaged Estate, pursuant to Fine Host's rights as lessor under the Leases, and to demand, receive and enforce payment, to give receipts, releases and satisfaction and to sue, in the name of Fine Host or the Administrative Agent, for all Rents.

         Notwithstanding the foregoing, however, so long as no Event of Default has occurred and is continuing, Fine Host shall have a revocable license to possess and control the Mortgaged Estate and collect, receive and use all Rents for Fine Host's benefit. Upon the occurrence and during the continuance of any Event of Default, such license shall be deemed to have been automatically revoked by the Administrative Agent without requirement of notice to Fine Host or any further action on the part of the Administrative Agent.

         Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent may, at any time without notice, either in person, by agent or by a court-appointed receiver, regardless of the adequacy of the Administrative Agent's security, enter upon and take possession and control of the Mortgaged Estate, or any part thereof, to perform all acts necessary and appropriate to operate and maintain the Mortgaged Estate including, but not limited to, execute, cancel or modify the Leases (subject to the rights of third parties), make repairs to the Mortgaged Estate, execute or terminate contracts providing for the management or maintenance of the Mortgaged Estate (subject to the rights of third parties), all on such terms as are deemed best to protect the security of this Assignment. The Administrative Agent may also, at any time without notice, either in person, by agent or by a court-appointed receiver, regardless of the adequacy of the Administrative Agent's security and regardless of whether the Administrative Agent has taken possession and control of the Mortgaged Estate, in the Administrative Agent's or Fine Host's name, demand, sue for or otherwise collect such Rents from the Mortgaged Estate as specified in this Assignment as the same become due and payable, including, but not limited to, Rents then due and unpaid.

        Upon the occurrence and during the continuance of an Event of Default, all Rents collected shall immediately be held by Fine Host as trustee for the benefit of the Administrative Agent only. Fine Host agrees that commencing upon the occurrence of such Event of Default, each tenant of the Mortgaged Estate shall make its Rent payable to and pay such Rent to the Administrative Agent on the Administrative Agent's written demand therefor, without any liability on the part of said tenant to inquire further as to the existence of an Event of Default.

        All Rents collected subsequent to the occurrence of any Event of Default shall be applied at the discretion of, and in such order as determined by, the Administrative Agent, to the costs, if any, of taking possession and control of and managing the Mortgaged Estate (if applicable) and collecting such amounts, including, but not limited to, reasonable attorney's fees, receiver's fees, premiums on receiver's bonds, costs of repairs to the Mortgaged Estate, premiums on insurance policies, taxes, assessments and other charges on the Mortgaged Estate, and the costs of discharging any obligation or liability of Fine Host as lessor or landlord of the Mortgaged Estate and to the Secured Obligations. The Administrative Agent or the receiver shall have access to the books and records used in the operation and maintenance of the Mortgaged Estate and shall be liable to account only for those rents actually received. The Administrative Agent shall not be liable to Fine Host, anyone claiming under or through Fine Host or anyone having an interest in the Mortgaged Estate by reason of anything done or left undone by the Administrative Agent hereunder, unless such liability is the result of the Administrative Agent's gross negligence or willful misconduct.

        If the Rents are not sufficient to meet the costs, if any, of taking possession and control of and managing the Mortgaged Estate and collecting the same, any funds expended by any of the Agents or the Banks for any and all of such purposes shall become Secured Obligations.

        Any entering upon and taking possession and control of the Mortgaged Estate by the Administrative Agent or the receiver and any application of Rents as provided herein shall not waive any Event of Default or invalidate any other right or remedy of the Administrative Agent.

        Fine Host hereby represents and agrees that it is and, except as otherwise permitted by the Loan Agreement, will be the sole owner of the entire landlord's interest in all Leases, subject only to Permitted Encumbrances.

        2.  Certain Agreements of Fine Host. Fine Host hereby agrees as follows:

                (a) If any of the Leases provide for a security deposit or last months rent amount (hereinafter referred to as the "Deposits") paid by the tenant thereunder, this Assignment shall transfer to the Administrative Agent, for the ratable benefit of the Banks, all of Fine Host's right, title and interest in and to such Deposits; provided that,
        (i) Fine Host shall have the right to retain such Deposits so long as no Event of Default shall have occurred and be continuing; (ii) all such Deposits shall be held in a deposit account at the Administrative Agent and Fine Host hereby grants the Administrative Agent, for the ratable benefit of the Banks, a security interest in such deposit account and
        (iii) notwithstanding the foregoing, nothing herein shall impose any obligation on any of the Agents or the Banks to Fine Host or to any such tenant with respect to such Deposits;

                (b) Fine Host shall provide semi-annually beginning six (6) months from the date hereof a current rent roll setting forth the name, status, term, rental amount, deposit and other amounts held, tax escalation and like obligations of each tenant, if any, and any other information which the Administrative Agent may from time to time reasonably request, certified by Fine Host to be true and complete.

                (c) Fine Host shall faithfully perform and discharge all obligations of the landlord under the Leases, and shall give prompt written notice to the Administrative Agent of any notice of Fine Host's default received from the tenant or any other person and shall furnish the Administrative Agent with a complete copy of said notice. Fine Host shall appear in and defend, at no cost to the Administrative Agent, any action or proceeding arising under or in any manner connected with the Leases. If requested by the Administrative Agent, Fine Host shall enforce any Lease and all remedies available to Fine Host against the tenant in the case of default under such Lease by the tenant thereunder;

     (d) Upon the request of the Administrative Agent, Fine Host shall promptly provide to the Administrative Agent a true and correct copy of all Leases;

                (e) In any and all leases and occupancy arrangements entered into by Fine Host after the date hereof, Fine Host agrees to impose upon all tenants the obligation to comply in all respects with the provisions of all Federal, state and local environmental protection laws, rules, ordinances and regulations, and to indemnify Fine Host and Fine Host's successors and assigns, and save them harmless, from any and all liability, costs and expenses associated with non-compliance with such laws, rules, ordinances and regulations, subject to customary exceptions and qualifications; and

                (f) Nothing herein shall be construed to constitute the Administrative Agent as a "mortgagee in possession" in the absence of its taking of actual possession of the Mortgaged Estate pursuant to the powers granted herein, or to impose any liability or obligation on the Administrative Agent under or with respect to the Leases. Prior to the Administrative Agent taking actual possession of the Mortgaged Estate, Fine Host shall indemnify and hold each of the Agents and the Banks harmless from and against any and all liabilities, losses and damages (including reasonable attorneys' fees and costs) that any of the Agents or the Banks may incur under the Leases or by reason of this Assignment, and of and from any and all claims and demands whatsoever that may be asserted against the Administrative Agent by reason of any alleged obligations to be performed or discharged by the Administrative Agent under the Leases or this Assignment (other than any liabilities, losses, damages, claims and demands resulting from the wilful misconduct or gross negligence of any such Agent or Bank). Any Rent collected by Administrative Agent may be applied by the Administrative Agent in its discretion in satisfaction of any such liability, loss, damage, claim, demand, costs, expense or fees.

        3. Rights and Remedies of Administrative Agent. If an Event of Default occurs, the Administrative Agent shall have the following rights and remedies, all of which are cumulative, in addition to all other rights and remedies provided under the Loan Documents, or any other agreement between Fine Host and the Administrative Agent, or otherwise available at law or in equity or by statute: (a) the Administrative Agent shall be deemed to be the creditor of each tenant in respect of any assignments for the benefit of creditors and any bankruptcy, arrangement, reorganization, insolvency, dissolution, receivership or other debtor-relief proceedings affecting the tenant (without obligation on the part of the Administrative Agent, however, to file timely claims in such proceedings or otherwise pursue creditor's rights therein); and (b) the Administrative Agent shall have the right to assign Fine Host's right, title and interest under this Assignment in any of the Leases to any subsequent holder or holders of either or both of the Notes or any participating interest therein or to any person acquiring title to the Mortgaged Estate or any part thereof through foreclosure or otherwise. Any subsequent assignee shall have all the rights and powers herein provided to the Administrative Agent.

        4. Additional Security. The Administrative Agent may take or release other security for the Secured Obligations, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the satisfaction of Secured Obligations, without prejudice to any of its rights under this Assignment.

     5. Assignment; Release. The assignment contained herein and all rights herein assigned to the Administrative Agent shall cease and terminate as to all
Leases: (a) upon the satisfaction of all Secured Obligations; or (b) upon the release of the Mortgaged Estate subject to such Lease from the lien of the Mortgage covering such Mortgaged Estate pursuant to the provisions of the Mortgage.
        It is expressly understood that no judgment or decree that may be entered on any debt secured or intended to be secured by this Assignment shall operate to abrogate or lessen the effect of this Assignment, but that the same shall continue in full force and effect as herein provided. The provisions of this Assignment shall also remain in full force and effect during the pendency of any proceedings for the foreclosure and/or sale of the Mortgaged Estate, or any part thereof, both before and after sale, until the issuance of a deed pursuant to a decree of foreclosure and/or sale, unless all Secured Obligations are fully satisfied pursuant to paragraph (a) of this section.

        6. Effect on Rights Under Other Documents. Nothing contained in this Assignment and no act done or omitted by the Administrative Agent pursuant to the powers and rights granted it hereunder shall prejudice or be deemed to be a waiver by the Administrative Agent of its rights and remedies under the Loan Documents. The right of the Administrative Agent to collect the Secured Obligations and to enforce any other security therefor held by it may be exercised by the Administrative Agent either prior to, simultaneously with, or subsequent to any action taken by it hereunder. This Assignment is intended to be supplementary to and not in substitution for or in derogation of any assignment of rents contained in the Mortgage or in any other document.

        7. Further Assurances. Fine Host hereby agrees that it shall, whenever and as often as it shall be requested to do so by the Administrative Agent, execute, acknowledge and deliver, or cause to be executed, acknowledged, and delivered, any and all such further conveyances, approvals, consents, memoranda of the subject matter hereof, duplicate originals hereof, and any and all other documents and to do any and all other acts as may be necessary or appropriate to carry out the terms of this Assignment. This Assignment or a memorandum hereof may be recorded by the Administrative Agent at any time.

        8. No Waiver. A waiver by the Administrative Agent of any of its rights hereunder or under the Leases or of a breach of any of the covenants and agreements contained herein to be performed by Fine Host shall not be construed as a waiver of such rights in any succeeding instance or of any succeeding breach of the same or other covenants, agreements, restrictions or conditions.

        9. Marshalling. Notwithstanding the existence of any other security interest in the Mortgaged Estate held by the Administrative Agent or by any other party, the Administrative Agent shall have the right to determine the order in which any of the Mortgaged Estate or any part thereof shall be subjected to the remedies provided herein. The Administrative Agent shall have the right to determine the order in which any or all portions of the Secured Obligations are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Fine Host and any party who now or hereafter acquires a security interest in any of the Mortgaged Estate and who has actual or constructive notice hereof hereby waives, to the extent permitted by law, any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

     10. Notices. All notices, demands, requests, consents, approvals or communications required under this Assignment shall be in writing and shall be deemed to have been properly given if sent in accordance with the notice provisions contained in the Mortgage.

        11. Governing Laws; Severability. This Assignment shall be governed by and construed under the laws of the Commonwealth of Kentucky. In case any of the provisions of this Assignment shall at any time be held by a court of competent jurisdiction to be illegal, invalid, or unenforceable for any reason, such illegality, invalidity or unenforceability shall not affect the remaining provisions of this Assignment, and this Assignment shall be construed and enforced as if all such illegal, invalid or unenforceable provisions had never been inserted herein.

     12. Conflicting Provisions. In the event of any conflict between the provisions of this Assignment and those of the other Loan Documents, the other Loan Documents shall govern.

         IN WITNESS WHEREOF, Fine Host has executed this Assignment under seal on the date first above written.

              FINE HOST CORPORATION


            By: ________________________________________
                 Name:
                 Title:
                        Its duly authorized officer

STATE OF ______________________

COUNTY OF ____________________

        The foregoing instrument was acknowledged before me on this ____ day of July, 1997, by ___________________________________, as ____________________, of
FINE HOST CORPORATION, a Delaware corporation, for and on behalf of said corporation, pursuant to duly authorized resolution.


         ----------------------------------
         Notary Public

         ----------------------------------
         Print Name of Notary
         My Commission Expires:
         [AFFIX NOTARIAL SEAL]


This instrument prepared by and after recording return to:


---------------------------------
Sharon S. Elliston, Esq.
Ziegler & Schneider, P.S.C.
7300 Turfway Road, Suite 505
Florence, KY  41042

                                    EXHIBIT A

                              Property Description

                                                                      EXHIBIT O

                        [FORM OF BORROWING CERTIFICATE]
                              BORROWING CERTIFICATE

         Pursuant to the provisions of subsection 4.1(l) of that certain Fourth Amended and Restated Loan Agreement, dated of even date herewith (as the same may be hereafter further amended, modified, supplemented, extended or restated from time to time, the "Loan Agreement") by and among Fine Host Corporation, a Delaware corporation, and all of its Subsidiaries (collectively, the "Borrowers"), BankBoston, N.A. as Administrative Agent, USTrust as Documentation Agent, and certain banks and financial institutions which are or may hereafter be parties thereto from time to time, the undersigned hereby certifies, on behalf of the Borrowers, as follows:

                  1. The representation and warranties of the Borrowers set forth in the Loan Agreement and each of the other Loan Documents or which are contained in any certificate, document or financial or other statement furnished pursuant to or in connection with the Loan Agreement or any other Loan Document are true and correct on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date;

                  2. No Default or Event of Default has occurred and is continuing as of the date hereof or will occur after giving effect to the making of the Loans and the issuance of the Letters of Credit requested to be made and/or issued on the date hereof or the consummation of each of the transactions contemplated by the Loan Documents; and

                  3. There are no liquidation or dissolution proceedings pending or to the undersigned's knowledge threatened against any of the Borrowers, nor has any other event occurred affecting or threatening the legal existence of any of the Borrowers.

         All capitalized terms not defined herein but defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this instrument under its seal as of this ___ day of July, 1997.

   FINE HOST CORPORATION, AS BORROWER AGENT AS PROVIDED ON THE LOAN AGREEMENT


           By:____________________________________
                 Name:
                 Title:
                      Its duly authorized officer

                                                                 EXHIBIT P



October 27, 1997




Donaldson, Lufkin and
  Jenrette Securities Corporation
NationsBanc Montgomery Securities, Inc.
Smith Barney, Inc.
Piper Jaffray Inc.
c/o Donaldson, Lufkin and Jenrette
  Securities Corporation
277 Park Avenue
New York, New Yorx 10005

Re:     Fine Host Corporation --
        $175,000,000 5% Convertible Subordinated Notes due 2004 (the "Notes")

Ladies and Gentlemen:

We have acted as counsel for Fine Host Corporation, a Delaware corporation (the "Company"), in connection with the sale by the Company and the purchase by Donaldson, Lufkin & Jenrette Securities Corporation, NationsBanc Montgomery Securities, Inc., Smith Barney Inc. and Piper Jaffray Inc. (collectively, the "Initial Purchasers") of the Notes pursuant to the Purchase Agreement, dated October 21, 1997, by and among the Company and the Initial Purchasers.

The opinions set forth below are being rendered pursuant to Section 9(e) of the Purchase Agreement. Capitalized terms used herein and not defined herein have the respective meanings ascribed to such terms in the Purchase Agreement.

In such capacity, we have participated in the preparation of an Offering Memorandum, dated October 21, 1997 (the "Offering Memorandum"). In connection with the opinions expressed below, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following (collectively, the "Transaction Documents"): (a) the Purchase Agreement, (b) the Indenture, dated as of October 27, 1997, by and between the Company and The Bank of New York, as Trustee (the "Indenture"), (c) the Registration Rights Agreement, dated as of October 27, 1997, by and among the Company and the Initial Purchasers (the IlRegistration Rights Agreement") and (d) the form of the Notes.

     In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the certificate of incorporation and by-laws of the Company and each of the Significant Subsidiaries and such other instruments, documents and certificates of public officials and certificates of officers of the Company as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth. In all such examinations we have assumed the genuineness of all signatures on original or certified or otherwise identified documents and the conformity to original or certified or otherwise identified documents of all copies submitted to us as conformed or photostatic copies.

Our opinion is limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and Federal law.

Based upon the foregoing, and subject to the qualifications set forth herein, we are of the opinion that:

          (i) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

          (ii) Each of the Company and its Significant Subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

          (iii) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

         (iv) All of the outstanding shares of capital stock of each of the Company's Significant Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any Lien;

     (v) The Purchase Agreement has been duly authorized, executed and delivered by the Company;

          (vi) The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, valid execution and delivery by the Trustee, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors, rights generally, (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (z) to provisions relating to indemnities or contribution, as to each of which we express no opinion;

          (vii) The Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement and the Indenture, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors, rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, as to each of' which we express no opinion;

          (viii) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, valid execution and delivery by each of the Initial Purchasers, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (z) to provisions relating to indemnities or contribution, as to each of which we express no opinion;

          (ix) The shares of Common Stock initially issuable upon conversion of the Notes in accordance with the Indenture have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued by the Company, fully paid and nonassessable; and the stockholders of the Company have no preemptive rights under the.Company's certificate of incorporation with respect to the Notes or the shares of Common Stock issuable upon conversion of the Notes;

          (x) The statements under the captions "Description of Credit Facility" and Description of Notes" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings;

           (xi) The execution, delivery and performance of the Purchase Agreement and the other Operative Documents by the Company, the compliance by the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states and, with respect to the Registration Statement, as required under the Act, the Exchange Act and the
TIA), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, (a) the charter or by-laws of the Company or any of its Significant Subsidiaries or (b) any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its Significant Subsidiaries or their respective property, or (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries or their respective property is bound, except, with respect to clauses (i), (ii)(b), (iii) and (iv), as would not result in a Material Adverse Effect;

     (xii) To the best of our knowledge, neither the Company nor any of its Significant Subsidiaries is in violation of its respective charter or by-laws;

          (xiii) We do not know of any legal or governmental proceedings pending or threatened to which the Company or any of its Significant Subsidiaries is or could be a party or to which any of their respective property is or could be subject, which is reasonably likely to result, singly or in the aggregate, in a Material Adverse Effect;

          (xiv) The Company is not and, after giving effect to the offering and sale of the Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

          (xv) To the best of our knowledge, except as disclosed in the Offering Memorandum, there are no contracts, agreements or understandings between the Company and any person granting such*person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Notes registered pursuant to any Registration Statement;

          (xvi) The Indenture complies as to form in all material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder except that the Indenture will not be so qualified. It is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by the Purchase Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA;

        (xvii) No registration under the Act of the Notes is required for the sale of the Notes to the Initial Purchasers as contemplated by the Purchase Agreement or for the Exempt Resales assuming that W each Initial Purchaser is a QIB, an Accredited Institution or a Regulation S Purchaser, (ii) the accuracy of, and the compliance with, the Initial Purchasers' representations and agreements contained in Section 7 of the Purchase Agreement, (iii) the compliance with, and accuracy of, the agreements and representations of the Company set forth in Sections 5(h) and (m) and 6(ee), (ff), (gg), (hh), (ii),
(jj), (kk) and (11) of the Purchase Agreement and (iv) with respect to Accredited Institutions, the accuracy of the representations made by each such Accredited Institution as set forth in the letter of representation executed by such Accredited Institution in the form of Annex A to the Offering Memorandum.

In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent certified public accountants of the Company and the Initial Purchasers at which the contents of the Offering Memorandum and any amendment thereof or supplement thereto and related matters were discussed and, although we have not undertaken to investigate or verify independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum or any amendment thereof or supplement thereto, on the basis of the foregoing (relying as to materiality to the extent we have deemed appropriate upon the opinions of officers and other representatives of the Company), no facts have come to our attentionthat would lead us to believe that the Offering Memorandum as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that in each such case we express no belief or opinion with respect to the financial statements and schedules and other financial or statistical data included therein).

In rendering the opinions set forth in this letter, we have relied as to matters of fact on certificates of officers of the Company and of governmental officials.

The Bank of New York may rely on opinions in paragraphs (i), (ii), (vi),  (vii),
 (ix), (x), (xi) and (xvi) as if such opinions were addressed to them. Notwithstanding the foregoing, this letter and the opinions expressed herein are being furnished solely for your information and may not be relied upon by any other person without our prior written consent.

Very truly yours,

/S/ Willkie Farr & Gallagher